Exhibit 10.1 U.S. $300,000,000 AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT Dated as of October 13, 2023 By and Among EACH OF THE BORROWERS FROM TIME TO TIME PARTY HERETO, as the Borrower and NUVEEN CHURCHILL DIRECT LENDING CORP., as the Servicer and SUMITOMO MITSUI BANKING CORPORATION, as the Administrative Agent, Collateral Agent and as the Lender and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as the Collateral Administrator and U.S. BANK NATIONAL ASSOCIATION, as the Collateral Custodian and as the Account Bank

TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS .......................................................................................................... 2 SECTION 1.01 Certain Defined Terms. .................................................................. 2 SECTION 1.02 Other Terms ................................................................................. 51 SECTION 1.03 Computation of Time Periods ...................................................... 51 SECTION 1.04 Interpretation. ............................................................................... 51 SECTION 1.05 Rates ............................................................................................. 53 ARTICLE II THE FACILITY ..................................................................................................... 53 SECTION 2.01 Variable Funding Note and Advances. ........................................ 53 SECTION 2.02 Procedure for Advances. .............................................................. 54 SECTION 2.03 Determination of Yield ................................................................ 57 SECTION 2.04 Remittance Procedures................................................................. 57 SECTION 2.05 Instructions to the Account Bank ................................................. 62 SECTION 2.06 Borrowing Base Deficiency Payments. ....................................... 63 SECTION 2.07 Substitution and Sale of Loan Assets; Affiliate Transactions. ................................................................................ 64 SECTION 2.08 Payments and Computations, Etc. ............................................... 73 SECTION 2.09 Fees .............................................................................................. 74 SECTION 2.10 Increased Costs; Capital Adequacy. ............................................ 74 SECTION 2.11 Taxes ............................................................................................ 75 SECTION 2.12 Collateral Assignment of Agreements ......................................... 78 SECTION 2.13 Grant of a Security Interest .......................................................... 78 SECTION 2.14 Evidence of Debt.......................................................................... 79 SECTION 2.15 Survival of Representations and Warranties ................................ 79 SECTION 2.16 Release of Loan Assets. ............................................................... 79 SECTION 2.17 Treatment of Amounts Received by the Borrower ...................... 80 SECTION 2.18 Prepayment; Termination............................................................. 80 SECTION 2.19 Extension of Stated Maturity Date and Reinvestment Period ........................................................................................... 81 SECTION 2.20 Collections and Allocations. ........................................................ 82 SECTION 2.21 Reinvestment of Principal Collections......................................... 84 SECTION 2.22 Incremental Facilities. .................................................................. 85 SECTION 2.23 Benchmark Replacement Setting. ................................................ 86

TABLE OF CONTENTS (continued) Page ii SECTION 2.24 New Borrowers; Borrower Joinder Agreements. ......................... 87 SECTION 2.25 Defaulting Lenders....................................................................... 88 ARTICLE III CONDITIONS PRECEDENT .............................................................................. 90 SECTION 3.01 Conditions Precedent to Effectiveness......................................... 90 SECTION 3.02 Conditions Precedent to All Advances ........................................ 90 SECTION 3.03 Advances Do Not Constitute a Waiver ........................................ 93 SECTION 3.04 Conditions to Acquisitions of Loan Assets .................................. 93 ARTICLE IV REPRESENTATIONS AND WARRANTIES .................................................... 94 SECTION 4.01 Representations and Warranties of the Borrowers ....................... 94 SECTION 4.02 Representations and Warranties of the Borrowers Relating to the Agreement and the Collateral Portfolio ........................... 103 SECTION 4.03 Representations and Warranties of the Servicer ........................ 104 SECTION 4.04 Reserved. .................................................................................... 108 SECTION 4.05 Representations and Warranties of the Collateral Custodian .... 108 ARTICLE V GENERAL COVENANTS .................................................................................. 109 SECTION 5.01 Affirmative Covenants of the Borrowers. .................................. 109 SECTION 5.02 Negative Covenants of the Borrowers. ...................................... 118 SECTION 5.03 Affirmative Covenants of the Servicer. ..................................... 121 SECTION 5.04 Negative Covenants of the Servicer. .......................................... 126 SECTION 5.05 Affirmative Covenants of the Collateral Custodian. .................. 127 SECTION 5.06 Negative Covenants of the Collateral Custodian. ...................... 127 SECTION 5.07 Affirmative Covenants of the Account Bank ............................. 128 ARTICLE VI ADMINISTRATION AND SERVICING OF CONTRACTS ........................... 128 SECTION 6.01 Appointment and Designation of the Servicer. .......................... 128 SECTION 6.02 Duties of the Servicer................................................................. 130 SECTION 6.03 Authorization of the Servicer. .................................................... 133 SECTION 6.04 Collection of Payments; Accounts. ............................................ 133 SECTION 6.05 Realization Upon Loan Assets ................................................... 135 SECTION 6.06 Servicing Compensation ............................................................ 136 SECTION 6.07 Payment of Certain Expenses by Servicer ................................. 136 SECTION 6.08 Reports to the Administrative Agent; Account Statements; Servicing Information. ............................................................... 136

TABLE OF CONTENTS (continued) Page iii SECTION 6.09 Annual Statement as to Compliance .......................................... 139 SECTION 6.10 Annual Independent Public Accountant’s Servicing Reports .... 139 SECTION 6.11 The Servicer Not to Resign ........................................................ 140 ARTICLE VII EVENTS OF DEFAULT .................................................................................. 140 SECTION 7.01 Events of Default ....................................................................... 140 SECTION 7.02 Additional Remedies of the Administrative Agent. ................... 144 ARTICLE VIII INDEMNIFICATION ...................................................................................... 148 SECTION 8.01 Indemnities by the Borrowers. ................................................... 148 SECTION 8.02 Indemnities by Servicer. ............................................................ 152 SECTION 8.03 Legal Proceedings ...................................................................... 153 ARTICLE IX THE ADMINISTRATIVE AGENT ................................................................... 154 SECTION 9.01 The Administrative Agent.......................................................... 154 ARTICLE X COLLATERAL AGENT ..................................................................................... 160 SECTION 10.01 Designation of Collateral Agent. ............................................... 160 SECTION 10.02 Duties of Collateral Agent. ........................................................ 161 SECTION 10.03 Merger or Consolidation. ........................................................... 163 SECTION 10.04 Collateral Agent Expenses. ........................................................ 163 SECTION 10.05 Collateral Agent Removal.......................................................... 163 SECTION 10.06 Limitation on Liability. .............................................................. 163 SECTION 10.07 Collateral Agent Resignation. .................................................... 165 ARTICLE XI MISCELLANEOUS ........................................................................................... 165 SECTION 11.01 Amendments and Waivers. ........................................................ 165 SECTION 11.02 Notices, Etc. ............................................................................... 166 SECTION 11.03 No Waiver; Remedies ................................................................ 169 SECTION 11.04 Binding Effect; Assignability; Multiple Lenders. ...................... 169 SECTION 11.05 Term of This Agreement ............................................................ 171 SECTION 11.06 GOVERNING LAW; JURY WAIVER..................................... 171 SECTION 11.07 Costs and Expenses. ................................................................... 171 SECTION 11.08 No Proceedings .......................................................................... 172 SECTION 11.09 Recourse Against Certain Parties............................................... 172 SECTION 11.10 Execution in Counterparts; Severability; Integration ................ 173

TABLE OF CONTENTS (continued) Page iv SECTION 11.11 Consent to Jurisdiction; Service of Process. .............................. 174 SECTION 11.12 Confidentiality. .......................................................................... 175 SECTION 11.13 Waiver of Set Off. ...................................................................... 176 SECTION 11.14 Headings and Exhibits. .............................................................. 176 SECTION 11.15 Breaches of Representations, Warranties and Covenants. ......... 176 SECTION 11.16 Delivery of Termination Statements, Releases, etc. .................. 177 SECTION 11.17 Failure of Borrowers or Servicer to Perform Certain Obligations ................................................................................. 177 SECTION 11.18 USA Patriot Act ......................................................................... 177 SECTION 11.19 Adequacy of Monetary Damages............................................... 177 SECTION 11.20 No Proceedings .......................................................................... 177 SECTION 11.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions .................................................................. 178 ARTICLE XII COLLATERAL CUSTODIAN ......................................................................... 178 SECTION 12.01 Designation of Collateral Custodian. ......................................... 178 SECTION 12.02 Duties of Collateral Custodian. .................................................. 179 SECTION 12.03 Merger or Consolidation. ........................................................... 183 SECTION 12.04 Collateral Custodian, Collateral Administrator and Account Bank Compensation. .................................................................. 184 SECTION 12.05 Collateral Custodian, Account Bank or Collateral Administrator Removal. ............................................................. 184 SECTION 12.06 Limitation on Liability. .............................................................. 185 SECTION 12.07 Collateral Custodian or Collateral Administrator Resignation. ............................................................................... 191 SECTION 12.08 Release of Documents................................................................ 191 SECTION 12.09 Return of Required Loan Documents. ....................................... 192 SECTION 12.10 Access to Certain Documentation and Information Regarding the Collateral Portfolio; Audits of Servicer.............. 192 SECTION 12.11 Custodian as Agent of Collateral Agent. ................................... 193 ARTICLE XIII ACKNOWLEDGEMENT AND RESTATEMENT ........................................ 193 SECTION 13.01 Restatement. ............................................................................... 193 SECTION 13.02 Acknowledgment of Security Interests. ..................................... 193 SECTION 13.03 Transaction Documents. ............................................................ 194

TABLE OF CONTENTS (continued) Page v SECTION 13.04 Restatement. ............................................................................... 194

vi LIST OF SCHEDULES AND EXHIBITS SCHEDULES SCHEDULE I-A Conditions Precedent Documents SCHEDULE I-B New Borrower Conditions Precedent Documents SCHEDULE II Prior Names, Tradenames, Fictitious Names and “Doing Business As” Names SCHEDULE III Eligibility Criteria SCHEDULE IV Agreed-Upon Procedures For Independent Public Accountants SCHEDULE V Loan Asset Schedule SCHEDULE VI Principal Collection Account – Wire Instructions SCHEDULE VII Industry Classifications EXHIBITS EXHIBIT A Form of Approval Notice EXHIBIT B Form of Loan Assignment EXHIBIT C Form of Borrowing Base Certificate EXHIBIT D Form of Disbursement Request EXHIBIT E Form of Joinder Supplement EXHIBIT F Form of Notice of Borrowing EXHIBIT G Form of Notice of Reduction (Reduction of Advances Outstanding) EXHIBIT H Form of Notice of Reduction (Reduction of Maximum Facility Amount) EXHIBIT I Form of Variable Funding Note EXHIBIT J Form of Notice and Request for Consent EXHIBIT K Form of Servicing Report EXHIBIT L Form of Servicer’s Certificate (Servicing Report) EXHIBIT M Form of Release of Required Loan Documents EXHIBIT N Form of Assignment and Acceptance EXHIBIT O Form of Conversion Notice EXHIBIT P Form of Loan Sale and Contribution Agreement EXHIBIT Q Form of Borrower Joinder Agreement EXHIBIT R Form of Contribution Agreement

This AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT is made as of October 13, 2023, by and among: (1) EACH OF THE BORROWERS FROM TIME TO TIME PARTY HERETO (collectively, the “Borrowers” or, if referred to individually, each a “Borrower”); (2) NUVEEN CHURCHILL DIRECT LENDING CORP., a Maryland corporation, as the Servicer (as defined herein); (3) SUMITOMO MITSUI BANKING CORPORATION, a Japanese banking corporation, as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”), as the Collateral Agent (together with its successors and assigns in such capacity, the “Collateral Agent”) and as the Lender (as defined herein); (4) U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as the Collateral Administrator (together with its successors and assigns in such capacity, the “Collateral Administrator”); and (5) U.S. BANK NATIONAL ASSOCIATION, as the Account Bank (as defined herein) and as the Collateral Custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). PRELIMINARY STATEMENTS WHEREAS, Nuveen Churchill BDC SPV II, LLC, a Delaware limited liability company (together with its successors and assigns in such capacity, the “Existing Borrower”, and, as of the date hereof, one of the Borrowers referred to herein), the Servicer, the Administrative Agent, the Collateral Agent, the Lender, the Collateral Administrator and the Collateral Custodian are parties to that certain Loan and Servicing Agreement dated as of November 24, 2020 (as amended, supplemented or otherwise modified from prior to the date hereof, the “Existing Loan and Servicing Agreement”), pursuant to which the Lender provides a secured revolving credit facility which provides for Advances from time to time in an aggregate principal amount not to exceed the Borrowing Base, the proceeds of which are used (a) to finance the Existing Borrower’s purchase or origination of Eligible Loan Assets, with such Eligible Loan Assets to be approved by the Administrative Agent at the time of purchase, (b) to fund the Unfunded Exposure Accounts and (c) to distribute such proceeds to the Existing Borrower’s parent or indirect parent; WHEREAS, the Existing Borrower has requested that the Servicer, the Administrative Agent, the Lender, the Collateral Agent, the Account Bank, the Collateral Administrator and the Collateral Custodian amend and restate the Existing Loan and Servicing Agreement as set forth herein to, among other things, permit the joinder of additional Borrowers as parties hereto from time to time; WHEREAS, the Borrowers and the Lenders have requested that U.S. Bank Trust Company, National Association continue to act as Collateral Administrator and U.S. Bank National Association continue to act as Collateral Custodian and Account Bank hereunder, with all covenants and agreements made by the Borrowers herein being for the benefit and security of the Secured Parties; and the Collateral Administrator, the Collateral Custodian and the Account

2 Bank accept such appointments and agree to perform the duties and obligations of Collateral Administrator, the Collateral Custodian and the Account Bank, respectively, pursuant to the terms hereof; and WHEREAS, the Lender has agreed, on the terms and conditions set forth herein, to this amendment and restatement. NOW THEREFORE, based upon the foregoing Preliminary Statements, the parties agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Certain Defined Terms. (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01. (b) As used in this Agreement and the exhibits and schedules thereto (each of which is hereby incorporated herein and made a part hereof), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “1940 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “A&R Effective Date” means October 13, 2023. “Account Bank” means U.S. Bank National Association, not in its individual capacity, but solely as account bank pursuant to the terms of this Agreement and as securities intermediary pursuant to each Control Agreement, together with its successors and assigns. “Accreted Interest” means Interest accrued on a Loan Asset that is added to the principal amount of such Loan Asset instead of being paid as Interest as it accrues. “Action” has the meaning assigned to that term in Section 8.03. “Additional Amount” has the meaning assigned to that term in Section 2.11(a). “Additional Document” has the meaning assigned to that term in Section 2.24(c). “Adjusted Borrowing Value” means for any Loan Asset, for any date of determination, the Assigned Value of such Loan Asset at such time multiplied by the Outstanding Balance of such Loan Asset (exclusive of Accreted Interest); provided that the parties hereby agree that the Adjusted Borrowing Value of any Warranty Loan Asset or any Loan Asset that is no longer an Eligible Loan Asset shall be zero.

3 “Administrative Agent” means Sumitomo Mitsui Banking Corporation, in its capacity as administrative agent for the Lender, together with its successors and assigns, including any successor appointed pursuant to Article IX. “Advance” means each loan advanced by the Lender to a Borrower on an Advance Date pursuant to Article II. “Advance Date” means, with respect to any Advance, the Business Day on which such Advance is made. “Advances Outstanding” means, at any time, the sum of the principal amounts of Advances loaned to all Borrowers in the aggregate or for the initial and any subsequent borrowings pursuant to Sections 2.01 and 2.02 as of such time, reduced by the aggregate Available Collections received and distributed as repayment of principal amounts of Advances Outstanding pursuant to Section 2.04 at or prior to such time and any other amounts received by the Lender to repay the principal amounts of Advances Outstanding pursuant to Section 2.18 or otherwise at or prior to such time; provided that the principal amounts of Advances Outstanding shall not be reduced by any Available Collections or other amounts if at any time such Available Collections or other amounts are rescinded or must be returned for any reason. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Party” has the meaning assigned to that term in Section 2.10. “Affiliate” when used with respect to a Person, means any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person or to vote more than 50% of the voting securities of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided that for purposes of determining whether any Loan Asset is an Eligible Loan Asset or for purposes of Section 5.01(b), the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. “Aggregate Adjusted Borrowing Value” means, as of any date of determination, an amount equal to the sum of the Adjusted Borrowing Value of all Loan Assets in the Collateral Portfolio, after giving effect to all Loan Assets added to and removed from the Collateral Portfolio on such date. “Agreement” means this Loan and Servicing Agreement, as the same may be amended, restated, supplemented and/or otherwise modified from time to time hereafter. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Equityholder, the Servicer, the Borrowers and their Affiliates from time to time concerning or relating to bribery or corruption.

4 “Anti-Money Laundering Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Equityholder, the Servicer, the Borrowers and their Affiliates from time to time concerning or relating to anti-money laundering or terrorist financing. “Applicable Law” means for any Person all existing and future laws, rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Governmental Authority which are applicable to such Person (including, without limitation, predatory lending laws, usury laws, the Federal Truth-in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z”, the Servicemembers Civil Relief Act of 2003 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and all other consumer credit laws and equal credit opportunity and disclosure laws) and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Percentage” means, with respect to First Lien Loan Assets, 70%. “Applicable Spread” means, (a) with respect to any rate based on the Base Rate, 1.15% per annum and (b) with respect to any rate based on the Benchmark, 2.15% per annum; provided that, at any time after the occurrence and during the continuance of an Event of Default, upon the election of the Administrative Agent, the Applicable Spread shall be (i) with respect to any rate based on the Base Rate, 3.15% per annum and (ii) with respect to any rate based on the Benchmark, 4.15 % per annum. “Approval Notice” means with respect to any Eligible Loan Asset, the written notice, in substantially the form attached hereto as Exhibit A-1, evidencing the approval by the Administrative Agent, in its sole discretion, of the acquisition or origination, as applicable, of such Eligible Loan Asset by the applicable Borrower. “Approved Valuation Firm” shall mean (a) each of (i) Houlihan Lokey Howard & Zukin, (ii) Lincoln International LLC (f/k/a Lincoln Partners LLC), (iii) Duff & Phelps Corp., (iv) Valuation Research Corporation, (v) Murray, Devine & Co, Inc., (vi) Grant Thornton LLP, (vii) Markit Ltd., and (viii) Thomson Reuters LPC, and (b) any other nationally recognized valuation firm designated by the applicable Borrower and approved by the Administrative Agent in its sole discretion (such approval not to be unreasonably withheld, conditioned or delayed). “Assigned Documents” has the meaning assigned to that term in Section 2.12. “Assigned Value” means, with respect to each Loan Asset, as of any date of determination and expressed as a percentage of the Outstanding Balance of such Loan Asset, (i) on and after the Cut-Off Date but prior to the date the Assigned Value for such Loan Asset is first modified pursuant to this definition, the lowest of the following: (a) 100.0%; (b) the purchase price for such Loan Asset paid by the applicable Borrower (calculated without giving effect to any netting of fees or expenses); provided that original issue discount shall be disregarded for purposes of calculating the purchase price under this clause (b), and (c) the value assigned to such Loan

5 Asset by the Administrative Agent in its sole discretion as of the Cut-off Date; and (ii) after any occurrence of a Value Adjustment Event with respect to such Loan Asset: (a) If a Value Adjustment Event of the type described in clauses (a), (b), (d) or (e) of the definition thereof with respect to such Loan Asset occurs, the Assigned Value of such Loan Asset will be modified to zero. (b) If a Value Adjustment Event other than of the type described in clauses (a), (b), (d) or (e) of the definition thereof with respect to such Loan Asset occurs, the “Assigned Value” may be modified by the Administrative Agent in its sole discretion upon each such occurrence. In the event a Borrower disagrees with the Administrative Agent’s determination of the Assigned Value (i) such Borrower shall have the right to request that the Administrative Agent revalue such Loan Asset on the basis of additional information provided by or on behalf of such Borrower and, if it so requests, the Administrative Agent shall cooperate in good faith with such Borrower in such revaluation and, if so applicable in its sole discretion of the Administrative Agent, increase the Assigned Value of such Loan Asset; or (ii) such Borrower shall have the right (at such Borrower’s expense) to retain any Approved Valuation Firm to value such Loan Asset; provided, that the aggregate number of Loans Assets for which such Borrower has retained an Approved Valuation Firm to have a value determined in any trailing twelve (12) month period shall not exceed the product of 25% times the aggregate number of Eligible Loans Assets at such time. If the value determined by such firm is greater than the Administrative Agent’s determination of the Assigned Value, such firm’s valuation shall become the Assigned Value of such Loan Asset for purposes of clause (ii) in the lead in of this definition; provided that such revised Assigned Value of such Loan Asset shall be the value as assigned by the Administrative Agent until the Administrative Agent has revised the value in accordance with this Agreement; provided further that (A) the Assigned Value of such Loan Asset shall be the value assigned by the Administrative Agent until such firm has determined its value and (B) following a determination of the Assigned Value by an Approved Valuation Firm pursuant to this clause (b), the Administrative Agent shall have the right to request that such Loan Asset be independently evaluated by an additional third-party pricing service or independent valuation firm at the expense of the Administrative Agent so long as no Event of Default has occurred and is continuing and, if the value of any Loan Asset determined by such independent valuation provider is less than the value determined by the Approved Valuation Firm pursuant to this clause (b), then the Assigned Value shall be the value determined by the pricing service or valuation firm selected by the Administrative Agent; provided further that if the value determined by such firm is lower than the Administrative Agent’s determination of the Assigned Value, the Administrative Agent in its sole discretion may further modify the Assigned Value of such Loan Asset to reflect such lower value; and provided further that such revised Assigned Value of such Loan Asset shall not exceed the Assigned Value of such Loan Asset as of the Cut-Off Date. (c) The Assigned Value of any Defaulted Loan Asset may be increased in the reasonable discretion of the Administrative Agent upon (I) the cure of the Value Adjustment Event that gave rise to the Defaulted Loan Asset and (II) the written request of the applicable Borrower. (d) The Assigned Value of a Loan Asset with an ongoing Value Adjustment Event may be subject to additional adjustments upon the receipt of additional financial information

6 resulting in the determination by the Administrative Agent in good faith and in consultation with the Servicer that the creditworthiness of the Obligor has deteriorated since the date the immediately preceding Assigned Value was determined, or the occurrence of a concurrent or subsequent Value Adjustment Event, in each case subject to the dispute rights set forth in clause (b). (e) The Administrative Agent shall promptly notify the Servicer of any change effected by the Administrative Agent of the Assigned Value of any Loan Asset. “Assignment and Acceptance” has the meaning assigned to that term in Section 11.04(a). “Available Collections” means as of any date of determination all cash collections and other cash proceeds actually received with respect to any Loan Asset, including without limitation all Principal Collections, all Interest Collections, all proceeds of any sale or disposition with respect to such Loan Asset, cash proceeds or other funds received by a Borrower or the Servicer with respect to any Underlying Collateral (including from any guarantors), all other amounts on deposit in the Collection Accounts from time to time, and all proceeds of Permitted Investments with respect to the Controlled Accounts; provided that, for the avoidance of doubt, “Available Collections” shall not include amounts on deposit in the Unfunded Exposure Accounts which do not represent proceeds of Permitted Investments. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11, United States Code, 11 U.S.C. §§ 101 et seq., as amended from time to time.

7 “Bankruptcy Event” shall be deemed to have occurred with respect to a Person if either: (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets or any similar action with respect to such Person, in each case, under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or (b) such Person shall commence a voluntary case or other proceeding under any Bankruptcy Laws now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or all or substantially all of its assets under any Bankruptcy Laws, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors or members shall vote to implement any of the foregoing or the shareholders of such Person pass a resolution to have such Person wound-up on a voluntary basis. “Bankruptcy Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, winding up, reorganization, suspension of payments, or similar debtor relief laws, including those of any other applicable jurisdiction from time to time in effect affecting the rights of creditors generally. “Bankruptcy Proceeding” means any case, action or proceeding before any court or other Governmental Authority relating to any Bankruptcy Event. “Base Rate” means, on any date, a fluctuating per annum interest rate equal to the higher of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate in effect on such date plus 0.50%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively. “Base Rate Advance” means any Advance (a) not made as a SOFR Advance in accordance with Section 2.02(b), or (b) converted into a Base Rate Advance in accordance with Section 2.02(c), in either case during each period from and including any date such Advance is made or converted to but excluding the first subsequent date on which such Advance is converted into a SOFR Advance in accordance with Section 2.02(c) or repaid. “Base Rate Advances Outstanding” means, at any time, the outstanding Base Rate Advances.

8 “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Base Rate Yield Rate” means, as of any date of determination, an interest rate per annum equal to the Base Rate for such date plus the Applicable Spread. “Benchmark” means, initially, Term SOFR with a one-month maturity; provided that if a replacement of the Benchmark has occurred pursuant to Section 2.23, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.23. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers, giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. For the avoidance of doubt, if the Administrative Agent and the Borrowers cannot come to an agreement on a Benchmark Replacement pursuant to clause (b)(i) of the definition hereof within three (3) days, all Advances hereunder shall be maintained at the Base Rate until such time as an agreement can be made. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers, giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. For the avoidance of doubt, if the Administrative Agent and the Borrowers cannot come to an agreement on a spread adjustment or method for calculating or determining such spread adjustment pursuant to the definition hereof within three (3) days, the

9 spread adjustment shall be deemed to be the Applicable Spread with respect to any rate based on the Base Rate until such time as an agreement can be made. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrowers, decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrowers, decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

10 (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), any Relevant Governmental Body, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Board of Governors” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Borrower Joinder Agreement” has the meaning assigned to that term in Section 2.24(c)(i). “Borrower” has the meaning assigned to that term in the preamble hereto.

11 “Borrower Joinder Date” means, with respect to any New Borrower, the date of the Borrower Joinder Agreement executed by such New Borrower. “Borrower-to-Borrower Transfer” has the meaning assigned to that term in Section 2.07(g)(ii). “Borrowing Base” means, as of any date of determination, an amount equal to the lesser of: (a) the aggregate sum of (i) for each Eligible Loan Asset as of such date, the product of (A) the Applicable Percentage for such Eligible Loan Asset as of such date and (B) the Adjusted Borrowing Value of such Eligible Loan Asset as of such date plus (ii) the amount on deposit in the Principal Collection Accounts and the Pre-Funded Loan Asset Accounts as of such date plus (iii) the aggregate amount on deposit in the Unfunded Exposure Accounts as of such date minus (iv) the Unfunded Exposure Equity Amount as of such date minus (v) the Excess Concentration Amount; and (b) (i) the Maximum Facility Amount as of such date minus (ii) the Unfunded Exposure Amount as of such date plus (iii) the aggregate amount on deposit in the Unfunded Exposure Accounts as of such date; and (c) the aggregate sum of (i) for each Eligible Loan Asset as of such date, the Adjusted Borrowing Value of such Eligible Loan Asset as of such date plus (ii) the amount on deposit in the Principal Collection Accounts and the Pre-Funded Loan Asset Accounts as of such date minus (iii) the Minimum Required Equity Amount as of such date minus (iv) the amount of the aggregate Unfunded Exposure Equity Amount that is not then on deposit in the Unfunded Exposure Accounts; provided that, for the avoidance of doubt, any Loan Asset which at any time is no longer an Eligible Loan Asset shall not be included in the calculation of “Borrowing Base”. “Borrowing Base Certificate” means a certificate setting forth the calculation of the Borrowing Base as of the applicable date of determination substantially in the form of Exhibit C hereto, prepared by the Servicer. “Borrowing Base Deficiency” means, as of any date of determination, the extent to which the aggregate Advances Outstanding on such date exceed the Borrowing Base. “Breakage Fee” means, for SOFR Advances Outstanding, which are repaid or converted (to a Base Rate Advance, SOFR Advance or a different tenor of SOFR, as applicable) (in whole or in part) on any date other than a Payment Date for the Interest Period on which such SOFR Advance ends, the breakage costs (other than lost profits), if any, related to such repayment, based upon the assumption that the applicable Lender funded its loan commitment in the London Interbank Eurodollar market and using any reasonable attribution or averaging methods which the Lender deems appropriate and practical, it hereby being understood that the amount of any loss, costs or expense payable by a Borrower to any Lender as Breakage Fee shall be determined in the respective Lender’s reasonable discretion and shall be conclusive absent demonstrable error.

12 “Business Day” means a day of the year other than (a) Saturday or a Sunday or (b) any other day on which commercial banks in New York, New York or any United States city in which the offices of the Collateral Agent, the Collateral Administrator, the Collateral Custodian or the Account Bank are located and are authorized or required by Applicable Law, regulation or executive order to close. For the avoidance of doubt, if the offices of the Collateral Agent, the Collateral Administrator, the Collateral Custodian or the Account Bank in any United States city are authorized by Applicable Law, regulation or executive order to close but remain open, such day shall not be a “Business Day”. “Capital Lease Obligations” means, with respect to any entity, the obligations of such entity to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such entity under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Interest Expense” means, with respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” (exclusive of any Accreted Interest that, according to the terms of the Loan Agreement, can never be converted to cash interest that is due and payable prior to maturity (except upon default)) or any like caption reflected on the most recent financial statements delivered by such Obligor to a Borrower for such period, as determined by the Servicer. “Change of Control” means that (a) the creation or imposition of any Lien (other than liens of custodians, bankers’ Liens, rights of setoff and other similar Liens) on the economic interests and/or membership of the Borrowers owned by the Equityholder, (b) the Equityholder or the Servicer shall cease to be managed by Nuveen Churchill Advisors LLC or any Affiliate thereof, or the Investment Management Agreement or the Investment Sub-Advisory Agreement (i) shall fail to be in full force and effect or (ii) shall have been assigned by any party thereto to a Person that is not an Affiliate of such assigning party without the prior written consent of the Administrative Agent, (c) the failure of the Equityholder to own, directly (or through one or more wholly-owned subsidiaries if approved by the Administrative Agent), 100% of the equity interests of the Borrowers, or (d) the dissolution, termination or liquidation in whole or in part, transfer or other disposition, in each case, of all or substantially all of the assets of, a Borrower or Servicer, other than as permitted under Section 5.04(a). “Closing Date” means November 24, 2020. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral Administrator” means U.S. Bank Trust Company, National Association, not in its individual capacity, but solely as collateral administrator pursuant to the terms of this Agreement, together with its successors and assigns. “Collateral Agent” has the meaning assigned to that term in the preamble hereto.

13 “Collateral Agent Expenses” means all accrued and unpaid expenses (including reasonable attorneys’ fees, costs and expenses) and indemnity amounts payable by the Borrowers to the Collateral Agent under the Transaction Documents. “Collateral Agent Termination Notice” has the meaning assigned to that term in Section 10.05. “Collateral Custodian” means U.S. Bank National Association, not in its individual capacity, but solely as collateral custodian pursuant to the terms of this Agreement. “Collateral Custodian Expenses” means all accrued and unpaid expenses (including reasonable attorneys’ fees, costs and expenses) and indemnity amounts payable by the Borrowers or the Servicer to the Collateral Custodian, the Collateral Administrator and the Account Bank under the Transaction Documents. “Collateral Custodian Fees” means the fees set forth in the U.S. Bank Fee Letters that are payable to the Collateral Custodian, the Collateral Administrator and the Account Bank, as such letter may be amended, restated, supplemented, modified, waived and/or replaced from time to time. “Collateral Custodian Termination Notice” has the meaning assigned to that term in Section 12.05. “Collateral Portfolio” means all right, title, and interest (whether now owned or hereafter acquired or arising, and wherever located) of each Borrower to and in the property identified below in clauses (a) through (e) and all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles (including payment intangibles), instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, or other property of such Borrower, including without limitation all right, title and interest of such Borrower to and in any of the following (in each case excluding the Retained Interest and the Excluded Amounts): (a) the Loan Assets, and all monies due or to become due in payment under such Loan Assets on and after the related Cut-Off Date, including, but not limited to, all Available Collections; (b) the Portfolio Assets with respect to the Loan Assets referred to in clause (a); (c) the Controlled Accounts and all Permitted Investments purchased with funds on deposit in the Controlled Accounts; (d) Assigned Documents; and (e) all income and Proceeds of the foregoing.

14 “Collection Account” means an account in the name of a Borrower subject at all times to a Lien for the benefit of and under the control of the Collateral Agent for the benefit of the Secured Parties (it being understood, however, that the Servicer shall be able to request distributions and releases therefrom in accordance herewith and expressly permitted hereby); provided that the funds deposited therein (including any interest and earnings thereon) from time to time and subject to the terms thereof shall constitute the property and assets of such Borrower. “Collection Date” means the date on which the aggregate outstanding principal amount of the Advances Outstanding has been repaid in full and all Yield and Fees and all other Obligations have been paid in full (other than any contingent obligations that are not due and that survive the termination of this Agreement), and the Borrowers shall have no further right to request any additional Advances. “Commitment Percentage” shall have the meaning assigned to that term in Section 11.04(b). “Competitor” means any private investment fund that, as a material part of its investment program, regularly invests primarily in first-lien senior secured loans and unitranche loans to middle market companies, or any Affiliate thereof (excluding any commercial or investment bank, which includes any commercial or investment bank that sponsors private equity funds or private equity investments). “Concentration Limitations” means, as of any date of determination, the following limitations (calculated without duplication) as applied to the Eligible Loan Assets owned (or, in relation to a proposed purchase of a Loan Asset, proposed to be owned, with respect to which, if such purchase results in noncompliance with the limitations, the relevant requirements must be maintained or improved after giving effect to the purchase) by a Borrower, unless a waiver is provided in writing by the Administrative Agent specifying the agreed treatment of such Loan Asset or Concentration Limitation: (a) the Aggregate Adjusted Borrowing Value consisting of Loan Assets of a single Obligor shall not exceed 3.5% of the Maximum Facility Amount; provided that with respect to the two largest single Obligors the Aggregate Adjusted Borrowing Value shall not exceed 5.0% of the Maximum Facility Amount; (b) the Aggregate Adjusted Borrowing Value consisting of Qualified First Lien Loan Assets shall not exceed 5.0% of the Maximum Facility Amount; (c) the Aggregate Adjusted Borrowing Value consisting of Priority Revolver First Lien Loan Assets shall not exceed 5.0% of the Maximum Facility Amount; (d) For any date of determination following the expiration of the Initial Ramp Period, the Aggregate Adjusted Borrowing Value consisting of consist of Loan Assets that are issued by Obligors that belong to any single Industry Classification shall not exceed 15.0% of the Adjusted Borrowing Value of all Eligible Loan Assets, except that (i) up to 20.0% may consist of Loan Assets with Obligors in the largest Industry Classification, and

15 (ii) up to 17.0% may consist of Loan Assets with Obligors in the second largest Industry Classification; (e) the Aggregate Adjusted Borrowing Value consisting of Delayed Draw Loan Assets and Revolving Loan Assets shall not exceed 15.0% of the Maximum Facility Amount; and (f) the Aggregate Adjusted Borrowing Value of Loan Assets of Obligors having EBITDA of less than $15,000,000 shall not exceed 7.5% of the Maximum Facility Amount. “Contribution Agreement” means any contribution agreement executed by a Borrower and the Equityholder, substantially in the form of Exhibit R attached hereto or otherwise in form and substance as approved by the Administrative Agent. “Control Agreement” means each account control agreement among a Borrower, the Servicer, the Collateral Agent and the Account Bank, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof. “Controlled Accounts” means each Collection Account, each Pre-Funded Loan Asset Account, each Unfunded Exposure Account and each Custody Account. “Conversion Date” with respect to any Advance, the Business Day on which such Advance was, or is to be, converted from (a) a Base Rate Advance to a SOFR Advance or (b) a SOFR Advance to a Base Rate Advance, as applicable. “Conversion Notice” means, with respect to any Advance, the written notice, in substantially the form attached hereto as Exhibit O, evidencing the request of a Borrower to the Administrative Agent to convert such Advance from (a) a Base Rate Advance to a SOFR Advance or (b) a SOFR Advance to a Base Rate Advance, as applicable. “Custody Account” means an account in the name of a Borrower and under the control of the Collateral Agent for the benefit of the Secured Parties, into which any portion of the Collateral Portfolio that constitutes “security entitlements” or “financial assets” shall be deposited from time to time; provided that the funds deposited therein (including any interest and earnings thereon) from time to time shall constitute the property and assets of such Borrower and such Borrower shall be solely liable for any Taxes payable with respect to such Custody Account. “Cut-Off Date” means, with respect to each Loan Asset, the date such Loan Asset is acquired by a Borrower; provided that any date that a Loan Asset is acquired from another Borrower shall not be a Cut-Off Date with respect to such Loan Asset. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the

16 Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Defaulted Loan Asset” means a Loan Asset which has become subject to a Value Adjustment Event of the type described in clauses (a), (b), (d) or (e) of the definition thereof; provided that if the Value Adjustment Event which gave rise to a Defaulted Loan Asset is cured, the applicable Borrower may submit such Loan Asset for review by the Administrative Agent (in its sole discretion) for the purpose of re-classifying such Loan Asset as a Loan Asset which is no longer a Defaulted Loan Asset. “Defaulting Lender” means, subject to Section 2.25(b), any Lender that (a) has failed to (i) fund all or any portion of its Advances within two Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrowers or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), or (c) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Bankruptcy Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (c) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.25(b)) upon delivery of written notice of such determination to the Borrowers and each Lender. “Delayed Draw Loan Asset” means a Loan Asset that (a) is fully committed on the initial funding date of such Loan Asset, (b) is required to be fully funded in one or more installments or advances on draw dates to occur within thirty (30) months of the initial funding of such Loan Asset (whether or not scheduled), (c) does not permit (as of the date of determination) the re-borrowing of any amounts previously repaid by the Obligor and (d) has not been (or is no longer required to be) fully funded. A Loan Asset that is a funded portion of an obligation for

17 which a future advance or funding obligation is retained by the assignor will not be a Delayed Draw Loan Asset if the applicable Borrower as the owner of such Loan Asset is not obligated to make any such future advances or fundings. “Designated Entity” means the Competitors of a Borrower or the Equityholder. “Designated Sale Proceeds” means Principal Collections received during the Reinvestment Period in connection with discretionary sales pursuant to Section 2.07(b) or Optional Sales pursuant to Section 2.07(c) designated to be applied to reduce Advances Outstanding in accordance with Section 2.04(b) or Section 2.04(c). “Determination Date” means, the 15th calendar day after the end of each calendar month (or if such day is not a Business Day, the next succeeding Business Day). “Disbursement Request” means a disbursement request from a Borrower to the Administrative Agent, the Collateral Agent and the Account Bank in the form attached hereto as Exhibit D in connection with a disbursement request from any Pre-Funded Loan Asset Account in accordance with Section 2.04(e), a disbursement request from any Unfunded Exposure Account in accordance with Section 2.04(f), or a disbursement request from any Principal Collection Account in accordance with Section 2.21, as applicable. “Dollar”, “USD” or “$” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for all debts, public and private. “EBITDA” means, with respect to any period and any Loan Asset, the meaning of “EBITDA”, “Adjusted EBITDA” or any comparable definition in the Loan Agreement for such Loan Asset (together with all add-backs and exclusions as designated in such Loan Agreement), and in any case that “EBITDA”, “Adjusted EBITDA” or such comparable definition is not defined in such Loan Agreement, an amount, for the principal Obligor on such Loan Asset and any of its parents that are obligated pursuant to the Loan Agreement for such Loan Asset and any of its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus interest expense, income taxes and depreciation and amortization for such period, other non-cash charges, and extraordinary, unusual or non-recurring losses and charges (to the extent deducted in determining earnings from continuing operations for such period), in each case as determined by the Servicer consistent with the Servicing Standard, and any other items the applicable Borrower and the Administrative Agent may mutually deem to be appropriate. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

18 “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Equity” means the greater of (x) the sum of (i) the Aggregate Adjusted Borrowing Value and (ii) the aggregate amount of Principal Collections on deposit in the Principal Collection Accounts minus the Advances Outstanding and (y) $0. “Eligibility Criteria” has the meaning assigned to that term in Schedule III. “Eligible Bid” means a bid made in good faith (and acceptable as a valid bid in the Administrative Agent’s reasonable discretion) by a bidder for all or any portion of the Collateral Portfolio in connection with a sale of the Collateral Portfolio in whole or in part pursuant to Section 7.02(i). “Eligible Loan Asset” means at any time each Loan Asset (A) with respect to which an Approval Notice has been executed by the Administrative Agent and (B) that satisfies each of the Eligibility Criteria set forth in Schedule III (unless the Administrative Agent in its sole discretion agrees to waive any such Eligibility Criteria with respect to such Loan Asset). “Eligible Replacement” has the meaning assigned to that term in Section 6.01(c). “Environmental Laws” means any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations (with the force of law) and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. § 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300, et seq.), the Environmental Protection Agency’s regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), and the rules and regulations thereunder, each as amended or supplemented from time to time. “Equityholder” means Nuveen Churchill Direct Lending Corp., a Maryland corporation, or any successor or permitted assign thereof, in its capacity as the owner of 100% of the equity interests of each Borrower. “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended from time to time.

19 “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Borrower, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code. “ERISA Event” means (a) with respect to a Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the 30-day notice period has been waived; (b) a withdrawal by a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, with respect to a Pension Plan; (d) the failure by a Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan; (e) the incurrence by a Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to a complete or partial withdrawal by such Borrower or any ERISA Affiliate from a Multiemployer Plan, or receipt by a Borrower or any ERISA Affiliate of written notification from a Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA, that it is in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (f) the filing by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or Section 4041A of ERISA, or the institution by the PBGC of proceedings to terminate a Pension Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA with respect to any Pension Plan or Multiemployer Plan, other than for the payment of PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate; (h) the filing by the PBGC of a notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of a Borrower; or (i) the occurrence of a non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to a Pension Plan which could result in liability to a Borrower. “Erroneous Payment” has the meaning specified in Section 9.01(l). “Erroneous Payment Subrogation Rights” has the meaning specified in Section 9.01(l). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning assigned to that term in Section 7.01. “Excepted Persons” has the meaning assigned to that term in Section 11.13(a). “Excess Concentration Amount” means, as of any date of determination, with respect to all Loan Assets included in the Collateral Portfolio, the aggregate amount by which the

20 sum of the Adjusted Borrowing Values of all such Loan Assets exceeds any applicable Concentration Limitations, to be calculated without duplication, after giving effect to any sales, purchases or substitutions of Loan Assets as of such date; provided that with respect to any Eligible Loan Asset or portion thereof, if more than one Concentration Limitation would be exceeded, the Concentration Limitation that would result in the lowest Excess Concentration Amount shall be used to determine the Excess Concentration Amount. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts” means (a) any amount received in the Collection Accounts with respect to any Loan Asset included as part of the Collateral Portfolio and which amount is attributable to the payment of any Tax, fee or other charge imposed by any Governmental Authority on such Loan Asset or on any Underlying Collateral and (b) any amount received in any Controlled Account representing (i) any amount representing a reimbursement of insurance premiums, (ii) any escrows relating to Taxes, insurance and other amounts in connection with Loan Assets which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under a Loan Agreement, (iii) any amount received in the Collection Accounts with respect to any Loan Asset re-transferred or substituted for upon the occurrence of a Warranty Event or that is otherwise replaced by a Substitute Eligible Loan Asset, or that is otherwise sold or transferred by a Borrower pursuant to Section 2.07, to the extent such amount is attributable to a time after the effective date of such replacement or sale, (iv) any interest accruing on a Loan Asset prior to the related Cut-Off Date that was not purchased by a Borrower and is for the account of the Person from whom a Borrower purchased such Loan Asset and (v) amounts deposited into the Collection Accounts in error as determined by the Administrative Agent. “Excluded Taxes” means, (a) Taxes imposed on or measured by the overall net income (however denominated) of the Administrative Agent, the Lender, or any other recipient of any payment to be made hereunder, or profits, franchise and similar Taxes imposed on the Administrative Agent or the Lender or other recipient by (i) the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of the Lender, in which its applicable lending office or the office to which its interest in the Advances is assigned is located or (ii) any other jurisdiction (or any political subdivision thereof) as a result of a present or former connection between the Administrative Agent or the Lender or other recipient and such jurisdiction imposing such Tax other than a connection arising as a result of any transaction contemplated under this Agreement, (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction described in clause (a) above; (c) in the case of a Lender, any withholding Tax that is imposed on amounts payable (including, for the avoidance of doubt, consent, amendment or similar fees) to the Lender at the time the Lender becomes a party hereto or designates a new lending office (other than a designation made at the request of a Borrower), except to the extent that the Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive Additional Amounts from a Borrower with respect to such withholding Tax pursuant to Section 2.11(a); (d) any withholding Tax which would not have

21 occurred but for such recipient’s failure to comply with Section 2.11(d) or (e) and (e) any amounts withheld pursuant to FATCA. “Existing Borrower” has the meaning assigned to that term in the Preliminary Statements. “Existing Loan and Servicing Agreement” has the meaning assigned to that term in the Preliminary Statements. “Exposure Amount” means, as of any date of determination, with respect to any Delayed Draw Loan Asset or Revolving Loan Asset (including any letter of credit participations) owned by a Borrower, the unfunded commitment, if any, of such Borrower with respect to such Loan Asset, excluding the aggregate amount of such unfunded commitments that are subject to consents, approvals or achievement of financial metrics that are not certain to occur. “Exposure Amount Shortfall” has the meaning assigned to that term in Section 2.02(f). “Extension Fee” has the meaning set forth in the SMBC Fee Letter. “Facility Maturity Date” means the earliest to occur of (a) the Stated Maturity Date, (b) the date of the declaration or automatic occurrence of the Facility Maturity Date pursuant to Section 7.01, (c) the Collection Date and (d) the occurrence of the termination of this Agreement pursuant to Section 2.18(b) hereof. “FATCA” means Sections 1471 through 1474 of the Code and Treasury regulations (and any notices, guidance or official pronouncements) promulgated thereunder and any intergovernmental agreement entered into thereto, any law implementing an intergovernmental agreement, any analogous provisions of non-U.S. law or approach thereto. “FCPA” has the meaning assigned to that term in Section 4.01(ii). “Federal Funds Rate” means, for any period, a fluctuating per annum interest rate equal, for each day during such period, to the rate set forth for such day opposite the caption “Federal funds (effective)” in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time) on such day. “Federal Reserve Bank” means any of the twelve regional Federal Reserve Banks chartered under the laws of the United States. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

22 “Fees” means (a) the Non-Usage Fee; (b) the fees payable to the Lender pursuant to the terms of the SMBC Fee Letter; (c) the Collateral Custodian Fees; and (d) any Extension Fees. “Financial Asset” has the meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor” means any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Lien Loan Asset” means any Loan Asset (a) that is secured by a valid and perfected first priority Lien on substantially all of the Obligor’s assets constituting Underlying Collateral for the Loan Asset, subject to any “permitted liens” as defined in the applicable Loan Agreement for such Loan Asset or such comparable definition if “permitted liens” is not defined therein, in each case, that are reasonable and customary for similar loans, and Liens accorded priority by law in favor of the Unites States or any State or agency, (b) that provides that the payment obligation of the Obligor on such Loan Asset is either senior to, or pari passu with, all other Indebtedness (other than any Permitted Priority Revolver Loan or a Permitted Working Capital Facility) of such Obligor; and (c) as to which the Servicer has determined in good faith that the value of the Underlying Collateral for the Loan Asset on or about the time of origination equals or exceeds the Outstanding Balance of such Loan Asset plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by such Underlying Collateral. “Floor” means a rate of interest equal to 0.0%. “Foreign Plan” means each defined benefit plan (within the meaning of Section 3(35) of ERISA, whether or not subject to ERISA) that is not subject to U.S. law and is maintained or sponsored by a Borrower. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States. “Governing Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement, (c) with respect to any exempted company, the certificate of incorporation and the memorandum and articles of association, and (d) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

23 “Governmental Authority” means, with respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Hague Securities Convention” means the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, July 5, 2006, 17 U.S.T. 401, 46 I.L.M. 649 (entered into force April 1, 2017). “Hazardous Materials” means all materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. § 172.010, materials defined as hazardous pursuant to § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls, radon gas, urea formaldehyde and any substances classified as being “in inventory”, “usable work in process” or similar classification that would, if classified as unusable, be included in the foregoing definition. “Increased Amount Date” has the meaning assigned to that term in Section 2.22(a). “Increasing Lender” has the meaning assigned to that term in Section 2.22(a). “Indebtedness” means (i) with respect to any Obligor under any Loan Asset, the meaning of “Indebtedness” or any comparable definition in the Loan Agreement for each such Loan Asset, and in any case that “Indebtedness” or such comparable definition is not defined in such Loan Agreement, as determined by the Servicer in accordance with the Servicing Standard; and (ii) for all other purposes, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument or other evidence of indebtedness customary for indebtedness of that type, (b) all Capital Lease Obligations of such Person, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all indebtedness, obligations or liabilities of that Person in respect of derivatives, and (f) all obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in clauses (a) through (e) of this clause (ii), but expressly excluding indebtedness of a Borrower on account of the sale by such Borrower of the first out tranche of any Loan Asset that arises solely as an accounting matter under ASC 860, provided that such indebtedness (x) is nonrecourse to such Borrower and (y) would not represent a claim against such Borrower in a bankruptcy, insolvency or liquidation proceeding of such Borrower, in each case in excess of the amount sold or purportedly sold.

24 “Indemnified Amounts” has the meaning assigned to that term in Section 8.01. “Indemnified Party” has the meaning assigned to that term in Section 8.01. “Indemnifying Party” has the meaning assigned to that term in Section 8.03. “Independent Director” means a natural Person who, (a) for the five-year period prior to his or her appointment as Independent Director, has not been, and during the continuation of his or her service as Independent Director is not: (i) an employee, director, stockholder, member, manager, partner or officer of a Borrower or any of its Affiliates (other than his or her service as an Independent Director or officer of a Borrower or other Affiliates that are structured to be “bankruptcy remote”); (ii) a customer or supplier of a Borrower or any of its Affiliates (other than his or her service as an Independent Director or officer of a Borrower or other Affiliates that are structured to be “bankruptcy remote”); or (iii) any member of the immediate family of a Person described in (i) or (ii), and (b) has, (i) prior experience as an Independent Director for a corporation or limited liability company whose charter documents required the unanimous consent of all Independent Directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (ii) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities. For the avoidance of doubt, any Independent Director serving as an officer of a Borrower shall not be employed by any Borrower or any of its Affiliates. “Indorsement” has the meaning specified in Section 8-102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning. “Industry Classification” means any of the industry categories set forth in Schedule VII hereto, including any modifications that may be made thereto or additional categories that may be subsequently established by Moody’s Credit Policy group. “Initial Payment Date” means the 27th day of January, 2021 (or if such day is not a Business Day, the next succeeding Business Day). “Initial Ramp Period” means the period commencing on the Closing Date and ending on the six month anniversary of the Closing Date. “Instrument” has the meaning specified in Section 9-102(a)(47) of the UCC. “Insurance Policy” means, with respect to any Loan Asset, an insurance policy covering liability and physical damage to, or loss of, the Underlying Collateral. “Insurance Proceeds” means any amounts received on or with respect to a Loan Asset under any Insurance Policy or with respect to any condemnation proceeding or award in lieu of condemnation which is neither required to be used to restore, improve or repair the related real estate nor required to be paid to the Obligor under the Loan Agreement.

25 “Interest” means, with respect to any period and any Loan Asset, for the Obligor on such Loan Asset and any of its parents or Subsidiaries that are obligated under the Loan Agreement for such Loan Asset (determined on a consolidated basis without duplication in accordance with GAAP), the meaning of “Interest” or any comparable definition in the Loan Agreement for each such Loan Asset and in any case that “Interest” or such comparable definition is not defined in such Loan Agreement, all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period). “Interest Collection Account” means a subaccount, linked to and constituting part of a Collection Account into which Interest Collections shall be deposited, in the name of a Borrower for the benefit of and under the control of the Collateral Agent for the benefit of the Secured Parties; provided that the funds deposited therein (including any interest and earnings thereon) from time to time shall constitute the property and assets of such Borrower, and such Borrower shall be solely liable for any Taxes payable with respect to such Interest Collection Account. “Interest Collections” means, (a) with respect to any Loan Asset, all payments and collections attributable to Interest on such Loan Asset, including, without limitation, all scheduled payments of Interest and payments of Interest relating to principal prepayments, all guaranty payments attributable to Interest and proceeds of any liquidations, sales, dispositions or securitizations attributable to Interest on such Loan Asset and (b) amendment fees, late fees, waiver fees, prepayment fees or other amounts received in respect of Loan Assets. “Interest Coverage Ratio” means, with respect to any Loan Asset for any Relevant Test Period, either (a) the meaning of “Interest Coverage Ratio” or comparable definition set forth in the related Loan Agreement, or (b) in the case of any Loan Asset with respect to which the related Loan Agreement does not include a definition of “Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor and its consolidated subsidiaries as of such Relevant Test Period, as calculated by the Servicer in good faith, and, with respect to any Loan Asset with respect to which the Obligor has undergone a material acquisition, merger or other similar material corporate event within the Relevant Test Period, calculated on a pro forma basis as if such event had occurred at the beginning of the Relevant Test Period so long as such pro forma calculation is provided for in the related Loan Agreement. “Interest Period” means with respect to any SOFR Advance, (i) the period beginning on, and including, the Advance Date or Conversion Date, as applicable, with respect to such SOFR Advance and ending on, but excluding, the earlier of (a) the first succeeding Payment Date or (b)(x) for any SOFR Advance with a one month maturity the numerically corresponding day in the calendar month that is one month thereafter, or if such day is not a Business Day, the next succeeding Business Day or (y) for any SOFR Advance maturing in a month with a Payment Date, the corresponding Payment Date, and (ii) thereafter, for so long as such SOFR Advance or any portion thereof remains outstanding, each period beginning on, and including, the day after the immediately preceding Interest Period with respect to such SOFR Advance ended and ending on, but excluding, the earlier of (a) the next succeeding Payment Date or (b)(x) for any SOFR

26 Advance with a one month maturity on the numerically corresponding day in the calendar month that is one month thereafter for such SOFR Advance, or if such day is not a Business Day, the next succeeding Business Day or (y) for any SOFR Advance maturing in a month with a Payment Date, the corresponding Payment Date. “Investment Management Agreement” means that certain Investment Advisory Agreement, dated as of December 31, 2019, by and between the Investment Manager and the Servicer, as amended, restated, supplemented, modified, superseded or replaced from time to time in a manner not prohibited hereunder. “Investment Manager” means Nuveen Churchill Advisors LLC, in its capacity as investment advisor pursuant to the Investment Management Agreement, together with its successors or assigns to the extent not prohibited hereunder. “Investment Sub-Advisor” means Churchill Asset Management LLC in its capacity as sub-advisor pursuant to the Investment Sub-Advisory Agreement, together with its successors or assigns to the extent not prohibited hereunder. “Investment Sub-Advisory Agreement” means that certain Second Amended and Restated Sub-Advisory Agreement, dated as of October 7, 2021, by and between the Investment Sub-Advisor and the Investment Manager, as amended, restated, supplemented, modified, superseded or replaced from time to time in a manner not prohibited hereunder. “Joinder Supplement” means an agreement by and among the Borrowers, a Lender and the Administrative Agent in the form of Exhibit E to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the Closing Date. “Lender” means, collectively, SMBC and/or any other Person to whom SMBC assigns any part of its rights and obligations under this Agreement and the other Transaction Documents in accordance with the terms of Section 11.04. “Lien” means any mortgage or deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, claim, preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, lease or other title retention agreement, sale subject to a repurchase obligation, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) or the filing of any UCC financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction; provided that “Lien” shall not include (x) in the case of investments that are loans or other debt obligations, customary restrictions on assignments or transfers thereof on customary and market based terms pursuant to the underlying documentation relating to such investment; and (y) in the case of investments that are equity securities, customary drag-along, tag-along, right of first refusal and other similar rights in favor of other equity holders of the same issuer. “Lien Release Dividend” has the meaning assigned to that term in Section 2.07(d).

27 “Lien Release Dividend Date” means the date specified by the applicable Borrower, which date may be any Business Day, provided written notice is given in accordance with Section 2.07(d). “Loan Agreement” means the loan agreement, credit agreement or other agreement pursuant to which a Loan Asset has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan Asset or of which the holders of such Loan Asset are the beneficiaries. “Loan Asset” means any commercial loan, or portion thereof, individually or collectively, funded or acquired by a Borrower in the ordinary course of its business, which loan includes, without limitation, (a) the Required Loan Documents and Loan Asset File, and (b) all right, title and interest of such Borrower, in and to the loan and any Underlying Collateral (but excluding, in each case, the Retained Interest and Excluded Amounts) owned by such Borrower. “Loan Asset Checklist” means an electronic or hard copy, as applicable, of a checklist delivered by or on behalf of the applicable Borrower to the Collateral Custodian, for each Loan Asset, of all Required Loan Documents to be included within the respective Loan Asset File, which shall specify whether such document is an original or a copy. “Loan Asset File” means, with respect to each Loan Asset, a file containing (a) each of the documents and items as set forth on the Loan Asset Checklist with respect to such Loan Asset and (b) duly executed originals (to the extent required by the Servicing Standard) and copies of any other Records relating to such Loan Assets and Portfolio Assets pertaining thereto. “Loan Asset Register” means, with respect to each Noteless Loan Asset, a register (which may be in physical or electronic form and readily identifiable as the loan asset register) setting forth (v) the amount of such Noteless Loan Asset, (w) the amount of any principal or Interest due and payable or to become due and payable from the Obligor thereunder, (x) the amount of any sum in respect of such Noteless Loan Asset received from the Obligor, (y) the date of origination of such Noteless Loan Asset and (z) the maturity date of such Noteless Loan Asset. “Loan Asset Schedule” means the schedule of Loan Agreements evidencing Loan Assets delivered by the applicable Borrower to the Collateral Custodian and the Administrative Agent. Each such schedule shall set forth, as to any Eligible Loan Asset to be acquired by a Borrower, the applicable information specified on Schedule V, which shall also be provided to the Collateral Custodian in electronic format acceptable to the Collateral Custodian. “Loan Assignment” means a Loan Assignment executed by a Borrower and any applicable transferor, substantially in the form of Exhibit B attached hereto or otherwise in form and substance customary for assignments or participations of commercial loans as approved by the Administrative Agent. “Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

28 “Material Adverse Effect” means, with respect to any event or circumstance, a material adverse effect on (a) the business, financial condition, operations, performance or properties of the Servicer or the Borrowers, (b) the validity, enforceability or collectability of this Agreement or any other Transaction Document or the validity, enforceability or collectability of the Loan Assets generally or any material portion of the Loan Assets, (c) the rights and remedies of the Collateral Agent, the Collateral Administrator, the Collateral Custodian, the Account Bank, the Administrative Agent, the Lender or the Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of each of the Borrowers and the Servicer to perform their respective obligations under this Agreement or any other Transaction Document to which such entity is a party, or (e) the status, existence, perfection, priority or enforceability of the Collateral Agent’s, the Administrative Agent’s or the other Secured Parties’ Lien on the Collateral Portfolio. “Material Modification” means any amendment or waiver of, or modification or supplement to, a Loan Agreement governing a Loan Asset executed or effected on or after the Cut- Off Date for such Loan Asset which: (a) reduces or forgives any or all of the principal amount due under such Loan Asset; (b) delays or extends the maturity date or any principal payment date for such Loan Asset; (c) waives one or more Interest payments, permits any Interest due in cash to be deferred or capitalized and added to the principal amount of such Loan Asset (other than any deferral or capitalization or the application of any pricing grid already allowed or contemplated by the terms of the Loan Agreement existing on the Cut-Off Date for such Loan Asset); (d) in the case of a First Lien Loan Asset, contractually or structurally subordinates such Loan Asset, or the Lien of such Loan Asset, by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than (x) “permitted liens” as defined in the applicable Loan Agreement for such Loan Asset or such comparable definition if “permitted liens” is not defined therein, so long as such definition is reasonable and customary, or (y) purchase money liens on a portion of the Underlying Collateral for such Loan Asset incurred in the ordinary course of the Obligor’s business) on any of the Underlying Collateral securing such Loan Asset; (e) substitutes, alters or releases a portion of the Underlying Collateral securing such Loan Asset and such substitution, alteration or release materially and adversely affects the value of such Loan Asset as determined in the sole discretion of the Administrative Agent; or (f) amends, waives, forbears, supplements or otherwise modifies (x) the meaning of “Senior Leverage Ratio,” “Senior Net Leverage Ratio,” “Net Leverage Ratio,” “Interest Coverage Ratio,” “Cash Interest Coverage Ratio” or “Permitted Liens” or any respective comparable definitions in the Loan Agreement for such Loan Asset, or (y) any term or provision of such Loan Agreement referenced in or utilized in the calculation of any financial covenant,

29 including the “Senior Leverage Ratio,” “Senior Net Leverage Ratio,” “Net Leverage Ratio,” “Interest Coverage Ratio,” “Cash Interest Coverage Ratio” or “Permitted Liens” or any respective comparable definitions for such Loan Asset, in either case, in a manner that in the sole discretion of the Administrative Agent materially and adversely affects the value of such Loan Asset. “Maximum Facility Amount” means, (a) as of the A&R Effective Date and prior to the Securitization Date, $300,000,000 and (b) as of the Securitization Date, $225,000,000 or such lower amount as may be mutually agreed between the Administrative Agent and the Borrowers on or prior to the Securitization Date, in each case as such amount may be increased pursuant to Section 2.22 or reduced pursuant to Section 2.18, provided that at any time after the Reinvestment Period, the Maximum Facility Amount shall mean the aggregate Advances Outstanding at such time. “Minimum Equity Condition” means a test that will be satisfied on any date of determination if the Effective Equity is at least equal to the Minimum Required Equity Amount. “Minimum Required Equity Amount” means, as of any date of determination, the Aggregate Adjusted Borrowing Value plus the Unfunded Exposure Amounts of all Eligible Loan Assets attributable to the four largest Obligors. “Moody’s” means Moody’s Investors Service, Inc. (or its successors in interest). “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which a Borrower or any ERISA Affiliate contributes or has any obligation to contribute, or with respect to which a Borrower or any ERISA Affiliate has any liability (whether actual or contingent). “Net Purchased Loan Balance” means, with respect to any Borrower and as of any date of determination, an amount equal to (a) the Outstanding Balance of all Transferred Loan Assets acquired by such Borrower from the Equityholder prior to such date minus (b) the Outstanding Balance of all Transferred Loan Assets transferred by such Borrower to the Equityholder or its Affiliates prior to such date. “New Advance” has the meaning assigned to that term in Section 2.22(b). “New Borrower” has the meaning assigned to that term in Section 2.24. “New Commitments” has the meaning assigned to that term in Section 2.22(a). “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Excluded Taxes” means Taxes, other than Excluded Taxes, imposed on or with respect to any payment by or on account of any obligation of a Borrower under this Agreement.

30 “Non-Performing Loan Asset” means a Loan Asset with respect to which (a) the Obligor has commenced restructuring or workout negotiations or has completed a debt-for-equity swap with any creditor thereof or (b) the Servicer has determined in accordance with the Servicing Standard that such Loan Asset is on non-accrual status or not collectible, or all or any portion of the outstanding principal balance thereof is permanently reduced or forgiven (other than as a result of payment thereof). “Non-Usage Fee” has the meaning set forth in the SMBC Fee Letter. “Noteless Loan Asset” means a Loan Asset with respect to which the Loan Agreements (a) do not require the Obligor to execute and deliver a promissory note to evidence the Indebtedness created under such Loan Asset or (b) require the Obligor to execute and deliver such promissory note to any holder of the Indebtedness created under such Loan Asset only if such holder requests the Obligor to deliver such promissory note, and the Obligor has not been requested to deliver such promissory note with respect to such Loan Asset held by a Borrower. “Notice and Request for Consent” has the meaning assigned to that term in Section 2.07(d)(i). “Notice of Borrowing” means an irrevocable written notice of borrowing from a Borrower to the Administrative Agent in the form attached hereto as Exhibit F. “Notice of Exclusive Control” means a “Notice of Exclusive Control” as defined in the applicable Control Agreement. “Notice of Reduction” means a notice of a reduction of the Advances Outstanding or a reduction of the Maximum Facility Amount, as applicable, pursuant to Section 2.18, in the form attached hereto as Exhibit G or Exhibit H, as applicable. “Obligations” means all present and future Indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of any Borrower to the Lender, the Administrative Agent, the Secured Parties, the Account Bank, the Collateral Administrator, the Collateral Agent or the Collateral Custodian arising under this Agreement and/or any other Transaction Document and shall include, without limitation, all liability for principal of and interest on the Advances Outstanding, Breakage Fees, indemnifications, Erroneous Payment Subrogation Rights and other amounts due or to become due by any Borrower to the Lender, the Administrative Agent, the Secured Parties, the Account Bank, the Collateral Administrator, the Collateral Agent and the Collateral Custodian under this Agreement and/or any other Transaction Document, including without limitation the SMBC Fee Letter, the U.S. Bank Fee Letters and costs and expenses required to be paid hereunder by any Borrower to the Lender, the Administrative Agent, the Secured Parties, the Account Bank, the Collateral Administrator, the Collateral Agent or the Collateral Custodian, including reasonable attorneys’ fees, costs and expenses, including without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

31 “Obligor” means, collectively, each Person obligated to make payments under a Loan Agreement, including any guarantor thereof. “OFAC” has the meaning assigned to that term in Section 4.01(ii). “Officer’s Certificate” means a certificate signed by the president, a director, a manager, the secretary, an assistant secretary, the chief financial officer, authorized signatory or any vice president, as an authorized officer, of any Person. “Opinion of Counsel” means a written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its reasonable discretion; provided that Dechert LLP shall be considered acceptable counsel for purposes of this definition. “Optional Sale” has the meaning assigned to that term in Section 2.07(c). “Optional Sale Date” means any Business Day, provided 30 days’ prior written notice is given in accordance with Section 2.07(c). “Outstanding Balance” means, with respect to any Loan Asset as of any date of determination, the outstanding principal balance of any advances or loans made to the related Obligor pursuant to the related Loan Agreement as of such date of determination (exclusive of any Interest and Accreted Interest); provided that amortization payments on a Loan Asset shall first be applied to Accreted Interest when determining the Outstanding Balance of such Loan Asset. For the avoidance of doubt, the Outstanding Balance with respect to a Revolving Loan Asset or a Delayed Draw Loan Asset shall be equal to the funded amount of such Revolving Loan Asset or Delayed Draw Loan Asset. “Participant Register” has the meaning assigned to that term in Section 11.04(a). “Payment Date” means the 27th day of each January, April, July and October, or if such day is not a Business Day, the next succeeding Business Day, commencing on the Initial Payment Date; provided that the final Payment Date shall occur on the Collection Date. “Payment Recipient” has the meaning specified in Section 9.01(l). “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor). “Pension Plan” means an “employee pension benefit plan” as such term is defined in Section 3(2) of ERISA, other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 412 of the Code and is sponsored or maintained by a Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or has any liability (whether actual or contingent). “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

32 “Permitted Distributions” means, provided that Equityholder is a validly electing RIC, amounts not to exceed the higher of (x) the net investment income of the applicable Borrower for the applicable year determined in accordance with GAAP and as specified in the annual financial statements most recently delivered pursuant to Section 6.08(d) and (y) 115% of the amounts that, had such Borrower been classified as a RIC, would be required to be distributed to: (i) allow such Borrower to satisfy the minimum distribution requirements imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a RIC for any such taxable year, (ii) reduce to zero for any such taxable year such Borrower’s liability for federal income taxes imposed on (A) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto) and (B) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero such Borrower’s liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto). “Permitted Investments” means, at any time: (a) either cash or direct interest bearing obligations of, and interest bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States; (b) demand or time deposits in, certificates of deposit of, demand notes of, or bankers’ acceptances issued by any depository institution or trust company organized under the laws of the United States or any State thereof (including any federal or state branch or agency of a foreign depository institution or trust company) and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the Collateral Agent, the Account Bank or the Administrative Agent or any agent thereof acting in its commercial capacity); provided that the short term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are rated at least “A-1” by S&P and “P-1” by Moody’s; (c) commercial paper that (i) is payable in Dollars and (ii) is rated at least “A-2” by S&P and “P-2” by Moody’s; and (d) units of money market funds rated in the highest credit rating category by each of S&P and Moody’s. No Permitted Investment shall have an “f”, “r”, “p”, “pi”, “q”, “sf” or “t” subscript affixed to its S&P rating. Any such investment may be made or acquired from or through the Collateral Agent or the Administrative Agent or any of their respective affiliates, or any entity for whom the Collateral Agent, the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Account Bank or any of their respective affiliates provides services and receives compensation (so long as such investment otherwise meets the applicable requirements of the foregoing definition of Permitted Investment at the time of acquisition).

33 “Permitted Liens” means any of the following: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person; (b) Liens imposed by law, such as materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith; (c) Liens granted pursuant to or by the Transaction Documents; (d) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts maintained by such Person, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management, operating account arrangements and netting arrangements; (e) with respect to collateral underlying any Loan Asset, the Lien in favor of the applicable Borrower herein and Liens permitted under the related Loan Agreement; (f) as to any agented Loan Asset, Liens in favor of the agent on behalf of all the lenders to the related obligor; (g) with respect to the Underlying Collateral, customary Liens consistent with the Servicing Standard and (h) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business, provided that such Liens (x) attach only to the securities (or proceeds) being purchased or sold and (y) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with financing. “Permitted Priority Revolver Loan” means a revolving lending facility associated with a First Lien Loan Asset that is incurred by the same Obligor and which is prior in right of payment to such First Lien Loan Asset, so long as the outstanding principal balance and unfunded commitments of such senior secured revolving facility do not exceed 20% of the sum of (a) the aggregate commitment amount of such Permitted Priority Revolver Loan, (b) the aggregate commitment amount of such Loan Asset and (c) the aggregate commitment amount of any other Indebtedness that is pari passu with, or senior to, such Loan Asset. “Permitted Refinancing” means any refinancing transaction undertaken by a Borrower or an Affiliate of a Borrower that is secured, directly or indirectly, by any Loan Asset formerly included in the Collateral Portfolio or any portion thereof or any interest therein released from the Lien of this Agreement. “Permitted Securitization” means any private or public term or conduit securitization transaction undertaken by the Equityholder, a Borrower or an Affiliate of the Equityholder, a material portion of the security of which consists, directly or indirectly, of Loan Assets formerly included in the Collateral Portfolio or any portion thereof or any interest therein released from the Lien of this Agreement in connection with an Optional Sale, including, without limitation, any collateralized loan obligation or collateralized debt obligation offering or other asset securitization. For the avoidance of doubt, notwithstanding any agreement by the Equityholder or an Affiliate to purchase or place 100% of the equity in such term securitization transaction, any such party agreeing to so purchase or place may designate other Persons as purchasers of such equity provided such party or parties remain primarily liable therefor if such designees fail to purchase or place in connection with the closing date of such term securitization

34 and/or, after the closing of such term securitization, may transfer equity it purchases at the closing thereof. “Permitted Working Capital Facility” means a revolving lending facility associated with a First Lien Loan Asset that is secured by all or a portion of the current assets of the related Obligor and otherwise unsecured or that has a junior-lien security interest with respect to the other assets of the related Obligor, so long as: (i) such revolving lending facility has an aggregate commitment equal to not more than 20% of the sum of (a) the aggregate commitment amount of such revolving lending facility, (b) the aggregate commitment amount of such Loan Asset and (c) the aggregate commitment amount of any other Indebtedness that is pari passu with, or senior to, such Loan Asset; (ii) such revolving lending facility has a ratio of the aggregate commitment amount of such revolving lending facility to EBITDA of such Obligor (based on the most recently available quarterly financial statements of such Obligor) not greater than 1.0x; and (iii) the Administrative Agent in its sole and absolute discretion has consented to the treatment of such revolving lending facility as a Permitted Working Capital Facility. “Person” means an individual, partnership, corporation (including a statutory or business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity. “Portfolio Assets” means all Loan Assets owned by the Borrowers, together with all proceeds thereof and other assets or property related thereto, including all right, title and interest of each Borrower in and to: (a) any amounts on deposit in any cash reserve, collection, custody or lockbox accounts securing the Loan Assets; (b) all rights with respect to the Loan Assets to which such Borrower is entitled as lender of record under the applicable Loan Agreement; (c) the Controlled Accounts, together with all cash and investments in each of the foregoing other than amounts earned on investments therein; (d) any Underlying Collateral securing a Loan Asset and all Recoveries related thereto, all payments paid in respect thereof and all monies due, to become due and paid in respect thereof accruing after the applicable Cut-Off Date and all liquidation proceeds; (e) all Required Loan Documents, the Loan Asset Files related to any Loan Asset, any Records, and the documents, agreements, and instruments included in the Loan Asset Files or Records; (f) all Insurance Policies with respect to any Loan Asset; (g) all Liens, guaranties, indemnities, warranties, letters of credit, accounts, bank accounts and property subject thereto from time to time purporting to secure or support

35 payment of any Loan Asset, together with all UCC financing statements, mortgages or similar filings signed or authorized by an Obligor relating thereto; (h) all records (including computer records) with respect to the foregoing, including without limitation any Records; and (i) all collections, income, payments, proceeds and other benefits of each of the foregoing. “Pre-Funded Loan Asset” means an Eligible Loan Asset funded from a disbursement of the proceeds of an Advance made into a Pre-Funded Loan Asset Account prior to (but in no event earlier than three Business Days prior to) the closing date of such Eligible Loan Asset. “Pre-Funded Loan Asset Account” means an account in the name of a Borrower for the benefit of and under the control of the Collateral Agent for the benefit of the Secured Parties, into which proceeds of Advances may be deposited for the purpose of funding a Pre- Funded Loan Asset; provided that the funds deposited therein (including an interest and earnings thereon) from time to time and subject to the terms thereof shall constitute the property and assets of the applicable Borrower and such Borrower shall be solely liable for any Taxes payable with respect to such Pre-Funded Loan Asset Account. “Prime Rate” means the rate announced by SMBC from time to time as its prime rate in the United States at its New York Branch, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by SMBC or any other specified financial institution in connection with extensions of credit to debtors. “Principal Collection Account” means a subaccount, linked to and constituting part of the Collection Account into which Principal Collections shall be deposited, and into which Advances may be funded, in the name of a Borrower for the benefit of and under the control of the Collateral Agent for the benefit of the Secured Parties, for which the wire instructions as of the Closing Date are set forth on Schedule VI (as such wire instructions may be updated from time to time by designation of the Borrower to the Administrative Agent in writing); provided that the funds deposited therein (including any interest and earnings thereon) from time to time shall constitute the property and assets of such Borrower, and such Borrower shall be solely liable for any Taxes payable with respect to such Principal Collection Account. “Principal Collections” means (a) any amounts deposited by a Borrower (or Equityholder on its behalf) in accordance with Section 2.06(a)(i) or Section 2.07(e)(i) and (b) with respect to any Loan Asset, all amounts received which are not Interest Collections, including without limitation all Recoveries, all Insurance Proceeds, all scheduled payments of principal and principal prepayments and all guaranty payments and proceeds of any liquidations, sales, dispositions or securitizations, in each case, not attributable to the interest on such Loan Asset; provided that, for the avoidance of doubt, “Principal Collections” shall not include amounts on deposit in the Unfunded Exposure Accounts or amounts withdrawn pursuant to Section 2.21 once such amounts have been applied as set forth therein.

36 “Priority Revolver First Lien Loan Asset” means a First Lien Loan Asset with respect to which there exists a Permitted Priority Revolver Loan. “Proceeds” means, with respect to any property included in the Collateral Portfolio, all property that is receivable or received when such property is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating thereto. “Qualified First Lien Loan Asset” means a First Lien Loan Asset with respect to which there exists a Permitted Working Capital Facility. “Records” means all documents relating to the Loan Assets, including books, records and other information executed in connection with the origination or acquisition of the Collateral Portfolio or maintained with respect to the Collateral Portfolio and the related Obligors that a Borrower or the Servicer have generated, in which such Borrower has acquired or obtained an interest. “Recoveries” means, as of the time any Underlying Collateral with respect to any Loan Asset subject to a payment default, or other default, by the related Obligor is sold, discarded or abandoned (after a determination by the Servicer that such Underlying Collateral has little or no remaining value) or otherwise determined to be fully liquidated by the Servicer in accordance with the Servicing Standard, the proceeds from the sale of the Underlying Collateral, the proceeds of any related Insurance Policy, any other recoveries with respect to such Loan Asset, as applicable, the Underlying Collateral, and amounts representing late fees and penalties, net of any amounts received that are required under such Loan Asset, as applicable, to be refunded to the related Obligor. “Register” has the meaning assigned to that term in Section 2.14. “Reinvestment Period” means the date commencing on the Closing Date and ending on the earliest to occur of (a) November 24, 2023 (or such later date as is agreed to in writing by the Borrowers, the Servicer, the Administrative Agent and the Lender pursuant to Section 2.19(a)), (b) the date on which the Administrative Agent elects in writing to terminate the Reinvestment Period after the occurrence and during the continuance of an Event of Default and (c) the date of any voluntary termination by the Borrowers pursuant to Section 2.18(b); provided that if any of the foregoing is not a Business Day, the Reinvestment Period shall end on the next succeeding Business Day. “Reinvestment Period Extension” has the meaning assigned to that term in Section 2.19(a). “Release Date” has the meaning assigned to that term in Section 2.07(e). “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

37 “Relevant Test Period” means, with respect to any Loan Asset, the relevant test period for the reporting and calculation of the applicable financial covenants included in the Loan Agreement for each such Loan Asset, including financial covenants comparable to Total Leverage Ratio, as applicable, for such Loan Asset in the applicable Loan Agreement or, if no such period is provided for therein, for Obligors delivering monthly financial statements, each period of the last 12 consecutive reported calendar months, and for Obligors delivering quarterly financial statements, each period of the last four consecutive reported fiscal quarters of the principal Obligor on such Loan Asset; provided that with respect to any Loan Asset for which the relevant test period is not provided for in the Loan Agreement, if an Obligor is a newly-formed entity or such Loan Asset has been newly issued or amended and restated as to which twelve (12) consecutive calendar months or four (4) fiscal quarters have not yet elapsed (such date of formation, new issue or amendment and restatement a “Start Date”), “Relevant Test Period” shall initially include the period from the Start Date to the end of the twelfth calendar month or fourth fiscal quarter (as the case may be) from the Start Date, and shall subsequently include each period of the last 12 consecutive reported calendar months or four consecutive reported fiscal quarters (as the case may be) of such Obligor. “Remittance Period” means, (a) as to the Initial Payment Date, the period beginning on the Closing Date and ending on, and including, the Determination Date immediately preceding such Payment Date and (b) as to any subsequent Payment Date, the period beginning on the first day after the most recently ended Remittance Period and ending on, and including, the Determination Date immediately preceding such Payment Date, or, with respect to the final Remittance Period, the Collection Date. “Replacement Servicer” has the meaning assigned to that term in Section 6.01(d). “Reporting Date” means the 27th day of each calendar month, commencing December 27, 2020. “Required Lenders” has the meaning assigned to that term in Section 11.01(a). “Required Loan Documents” means, for each Loan Asset, the following documents or instruments, all as specified on the related Loan Asset Checklist: (a) (i) other than in the case of a Noteless Loan Asset, the original or, if accompanied by an original “lost note” affidavit and indemnity, a copy of, the underlying promissory note, endorsed by the applicable Borrower in blank or to the Collateral Agent (and evidencing an unbroken chain of endorsements from each prior holder of such promissory note to such Borrower), and (ii) in the case of a Noteless Loan Asset (x) a copy of each transfer document or instrument relating to such Noteless Loan Asset evidencing the assignment of such Noteless Loan Asset from the applicable Borrower either to the Collateral Agent or in blank, and (y) a copy of the Loan Asset Register with respect to such Noteless Loan Asset; and (b) originals or copies of each of the following, to the extent applicable to the related Loan Asset; any related loan agreement, credit agreement or note purchase agreement, any security agreement (if separate from any mortgage), sale and servicing agreement, acquisition

38 agreement, subordination agreement, intercreditor agreement or similar instruments, guarantee, Insurance Policy, assumption or substitution agreement or similar material operative document, in each case together with any amendment or modification thereto, as set forth on the Loan Asset Checklist. (c) either (i) copies of the UCC-1 financing statements, if any, and any related continuation statements, each showing the Obligor as debtor and the Collateral Agent as total assignee or showing the Obligor as debtor and the applicable Borrower or the relevant agent for the lenders as secured party and each with evidence of filing thereon or (ii) copies of any such UCC financing statement certified by the Servicer to be true and complete copies thereof in instances where the original UCC financing statements have been sent to the appropriate public office filing. “Required Reports” means collectively, the Servicing Reports required pursuant to Section 6.08(b), the Servicer’s Certificate required pursuant to Section 6.08(c), the financial statements of the Equityholder required pursuant to Section 6.08(d), the tax returns of the Borrowers (if applicable) required pursuant to Section 6.08(e), the financial statements and valuation reports of each Obligor required pursuant to Section 6.08(f), the annual statements as to compliance required pursuant to Section 6.09, and the annual independent public accountant’s report required pursuant to Section 6.10. “Resolution Authority” means, with respect to any EU Financial Institution, an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, with respect to any Person, any duly authorized officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. “Restricted Junior Payment” means (a) any dividend or other distribution (other than Permitted Distributions), direct or indirect, on account of any class of membership interests of a Borrower now or hereafter outstanding, except a dividend or distribution paid solely in interests of that class of membership interests or in any junior class of membership interests of such Borrower; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of a Borrower now or hereafter outstanding, (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of a Borrower now or hereafter outstanding, and (d) any payment of management fees by a Borrower. For the avoidance of doubt, (x) payments and reimbursements due to the Servicer in accordance with this Agreement or any other Transaction Document do not constitute Restricted Junior Payments, and (y) distributions by a Borrower to holders of its membership interests of Loan Assets or of cash or other proceeds relating thereto which have been substituted by such Borrower or transferred in connection with a Lien Release Dividend in accordance with this Agreement shall not constitute Restricted Junior Payments.

39 “Retained Interest” means, with respect to any Loan Asset, (a) all obligations of a Borrower to make advances thereon after the related Cut-Off Date, (b) all of the obligations of a Borrower, if any, of or owing to the agent(s) under the documentation evidencing such Loan Asset and (c) the applicable portion of the interests, rights and obligations under the documentation evidencing such Loan Asset that relate to such portion(s) of the indebtedness that is owned by another lender. “Review Criteria” has the meaning assigned to that term in Section 12.02(b)(i). “Revolving Loan Asset” means a Loan Asset that is a line of credit or contains an unfunded commitment arising from an extension of credit to an Obligor, pursuant to the terms of which amounts borrowed may be repaid and subsequently reborrowed; provided that any such Loan Asset will no longer be a Revolving Loan Asset once all commitments by the applicable Borrower to make advances to the related Obligor expire or are terminated or reduced to zero. “RIC” means a person qualifying for treatment as a “regulated investment company” within the meaning of section 851 of the Code. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (or its successors in interest). “Sanctions” has the meaning assigned to that term in Section 4.01(ii). “Scheduled Payment” means each scheduled payment of principal and/or Interest required to be made by an Obligor on the related Loan Asset, as adjusted pursuant to the terms of the related Loan Agreement. “Secured Party” means each of the Administrative Agent, the Lender (together with its successors and permitted assigns), the Collateral Agent, the Collateral Custodian, the Collateral Administrator, the Account Bank and, to the extent of any Obligations owing to such Person hereunder or under any other Transaction Document, each of their respective Affiliates, assigns, officers, directors, employees and agents. “Securitization Date” means each date following the A&R Effective Date on which a Permitted Securitization closes. “Senior Net Leverage Ratio” means, with respect to any Loan Asset for any Relevant Test Period, the meaning of “Senior Net Leverage Ratio” or any comparable definition relating to first lien senior secured (or such applicable lien or applicable level within the capital structure) indebtedness (including, without limitation, such Loan Asset) in the Loan Agreement for each such Loan Asset, and in any case that “Senior Net Leverage Ratio” or such comparable definition is not defined in such Loan Agreement, the ratio of (a) first lien senior secured (or such applicable lien or applicable level within the capital structure) Indebtedness of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor and its consolidated subsidiaries as of such date to (b) EBITDA of such Obligor with respect to the applicable Relevant Test Period, in each case as calculated by the Servicer in good faith using information from and calculations consistent with relevant compliance statements and financial

40 reporting packages provided by the relevant Obligor and, with respect to any Loan Asset with respect to which the Obligor has undergone a material acquisition, merger or other similar material corporate event within the Relevant Test Period, calculated on a pro forma basis as if such event had occurred at the beginning of the Relevant Test Period so long as such pro forma calculation is provided for in the related Loan Agreement. “Senior Servicing Fees” means the senior portion of the fee payable to the Servicer on each Payment Date in arrears in respect of each Remittance Period, which fee shall be equal to the product of (a) 0.25%, (b) the arithmetic mean of the aggregate Outstanding Balance of all Eligible Loan Assets and Defaulted Loan Assets on the first day and on the last day of the related Remittance Period and (c) the actual number of days in such Remittance Period divided by 360; provided, the Servicer may, from time to time, waive all or any portion of the Senior Servicing Fee on any Payment Date. “Servicer” means at any time the Person then authorized, pursuant to Section 6.01 to service, administer, and collect on the Loan Assets and exercise rights and remedies in respect of the same. “Servicer Cause Event” means (i) the conviction (or plea of no contest) for a felony of the Servicer, (ii) the conviction (or plea of no contest) for a felony of an officer or a member of the board of directors (or equivalent governing body) of the Servicer following which such Person may no longer serve in a management capacity with respect to a registered investment company pursuant to the Investment Company Act and related rules and regulations, if the employment or other affiliation of such Person so convicted is not terminated by the Servicer within 30 days of such conviction, or (iii) the Servicer or an officer or a member of the board of directors (or equivalent governing body) of the Servicer has engaged in gross negligence or willful misconduct with respect to a Borrower that has resulted in a Material Adverse Effect, or has committed a knowing material violation of securities laws, each as determined by a final decision of a court of competent jurisdiction unless, in the case of such natural persons, their employment or other affiliation with the Servicer is terminated or suspended within 30 days after discovery by the Servicer. “Servicer Default” means the occurrence of any one or more of the following events: (a) any failure by the Servicer to make any payment, transfer or deposit into a Collection Account (including, without limitation, with respect to bifurcation and remittance of Interest Collections and Principal Collections) or an Unfunded Exposure Account, as required by this Agreement or any Transaction Document which continues unremedied for a period of three Business Days (or, if such failure is solely due to administrative error by the Collateral Agent, within two Business Days following the earlier of notice to the Servicer or actual knowledge of the Servicer); (b) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or the other Transaction Documents to which the Servicer is a party (including, without limitation,

41 any material delegation of the Servicer’s duties that is not permitted by Section 6.01 of this Agreement) and the same continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Administrative Agent or the Collateral Agent (at the direction of the Administrative Agent) and (y) the date on which a Responsible Officer of the Servicer acquires knowledge thereof; (c) the failure of the Servicer to make any payment of principal, interest or recurring fees when due (after giving effect to any related grace period) under one or more agreements for borrowed money to which it is a party and for which there is recourse to the Servicer or the property of the Servicer for such debt in an aggregate amount in excess of $5,000,000, individually or in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such amount of recourse debt whether or not waived; (d) a Bankruptcy Event shall occur with respect to the Servicer or Equityholder; (e) Nuveen Churchill Direct Lending Corp. or an Affiliate thereof shall cease to be the Servicer (other than with the prior written consent of the Lender and the Administrative Agent); (f) any failure by the Servicer to deliver (i) any required Servicing Report or any other Required Reports hereunder on or before the date occurring five Business Days after the date such report is required to be made or given as the case may be, in each case under the terms of this Agreement; (g) any representation, warranty or certification made by the Servicer in any Transaction Document or in any document or report delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which has a Material Adverse Effect on the Administrative Agent or any of the Secured Parties and continues to be unremedied for a period of 30 days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Administrative Agent or the Collateral Agent and (ii) the date on which a Responsible Officer of the Servicer acquires knowledge thereof; (h) any financial or other information reasonably requested by the Administrative Agent or the Collateral Agent pursuant to the terms hereof and required to be provided hereunder is not so provided as requested within a reasonable amount of time following such requests (subject to the availability of such information to the Servicer and any applicable obligations of confidentiality, including redaction, with respect thereto); (i) the rendering against the Servicer of one or more final judgments, decrees or orders for the payment of money in excess of $5,000,000, individually or in the aggregate (excluding, in each case, any amounts covered by insurance to the extent coverage has not been denied in writing), and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than 60 consecutive days after the later of (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to

42 appeal have been extinguished, without such judgment, decree or order being vacated, stayed or discharged during such 60 day period; (j) the occurrence of a Change of Control; (k) the declaration or automatic occurrence of the Facility Maturity Date; (l) or the occurrence of an Event of Default; (m) reserved; (n) the occurrence of an event that would (i) result in the termination of its status as a RIC under section 851 of the Code (and the United States Treasury regulations issued thereunder) or (ii) cause it to fail to meet the requirements under section 852(a) of the Code (and the United States Treasury regulations issued thereunder), in either case, that could reasonably be expected to cause a Material Adverse Effect in accordance with clause (d) of such term; (o) (a) the Governing Documents of the Servicer or the Equityholder, or any Transaction Document to which the Servicer is a party or any Lien or security interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, ceased to be effective or cease to be the legal, valid, binding and enforceable obligation of the Servicer or (b) the Servicer shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document to which it is a party or any Lien or security interest thereunder; or (p) a Servicer Cause Event shall have occurred. “Servicer Termination Notice” has the meaning assigned to that term in Section 6.01(c). “Servicing Expenses” means reasonable expenses (except allocated overhead) incurred by the Servicer in connection with the performance of its duties under the Transaction Documents. “Servicing Fees” means, collectively, the Senior Servicing Fees and the Subordinated Servicing Fees. “Servicing File” means, for each Loan Asset, (a) copies of each of the Required Loan Documents and (b) any other portion of the Loan Asset File which is not part of the Required Loan Documents. “Servicing Report” has the meaning assigned to that term in Section 6.08(b). “Servicing Standard” means, with respect to any Loan Assets included in the Collateral Portfolio, to service and administer such Loan Assets on behalf of the Secured Parties with reasonable care (i) using no less degree of care, skill and attention as it employs with respect to similar collateral that it manages for itself and its Affiliates having similar investment objectives

43 and restrictions and (ii) without limiting the clause (i), in a manner it reasonably believes consistent with customary standards, policies and procedures followed by institutional managers of national standing relating to assets of the nature and character of the Loan Assets. “SMBC” means Sumitomo Mitsui Banking Corporation, a Japanese banking corporation, in its individual capacity, together with its successors and assigns. “SMBC Fee Letter” means that certain amended and restated fee letter, dated as of June 29, 2022, by and among the Existing Borrower, the Administrative Agent, the Collateral Agent and SMBC, as may be amended, restated, supplemented, modified, waived and/or replaced from time to time. “SOFR” means a rate per annum equal to the secured overnight financing rate for any Business Day published for such day by the SOFR Administrator on the SOFR Administrator’s Website. “SOFR Administrator” means the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor course for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Advance” means (a) any Advance made as a SOFR Advance in accordance with Section 2.02(b) and (b) any Advance converted from a Base Rate Advance to a SOFR Advance in accordance with Section 2.02(c). “SOFR Advances Outstanding” means, at any time, the outstanding SOFR Advances. “SOFR Disruption Event” means the occurrence of any of the following: (a) SMBC shall have notified the Borrowers and the Servicer of a determination by SMBC or any of its assignees or participants that it would be contrary to law or to the directive of any central bank, the SOFR Administrator, or other Governmental Authority (whether or not having the force of law) to fund any Advance in Dollars bearing interest based on SOFR, (b) SMBC shall have notified the Borrowers and the Servicer of the inability, for any reason, of SMBC or any of its respective assignees or participants to determine SOFR or (c) SMBC shall have notified the Borrowers and the Servicer that, as a result of changes arising after the A&R Effective Date, SOFR as determined by the Servicer will not adequately and fairly reflect the cost to such Lenders of funding or maintaining their SOFR Advances for such Interest Period. Notwithstanding the foregoing, upon the occurrence of a Benchmark Transition Event, the provisions in this Agreement relating to SOFR shall be subject to amendment pursuant to Section 2.23. “SOFR Yield” means, for any SOFR Advances Outstanding, and any Interest Period for each such SOFR Advance, the sum of the amounts determined for each day in such Interest Period in accordance with the following formula:

44 YR x L D where: YR = the SOFR Yield Rate applicable to such SOFR Advance during such Interest Period; L = the outstanding principal amount of such SOFR Advance on such day; and D = 360. “SOFR Yield Rate” means, for any SOFR Advance, as of any date of determination during any Interest Period applicable to such SOFR Advance, an interest rate per annum equal to the Benchmark for such SOFR Advance during such Interest Period plus the Applicable Spread; provided that, subject to Section 2.23, if the Administrative Agent determines that a SOFR Disruption Event has occurred, at the election of the Administrative Agent, the SOFR Yield Rate shall be equal to the Base Rate plus the Applicable Spread until the Administrative Agent determines that such SOFR Disruption Event has ceased, at which time the SOFR Yield Rate shall again be equal to the Benchmark for such SOFR Advance for such date plus the Applicable Spread. “Solvent” means, as to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair market value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital. “State” means one of the fifty states of the United States or the District of Columbia. “Stated Maturity Date” means November 24, 2025 (or, if such day is not a Business Day, the next succeeding Business Day) or such later date as is agreed to in writing by the Borrowers, the Servicer, the Administrative Agent and the Lender pursuant to Section 2.19(b). “Stated Maturity Extension” has the meaning assigned to that term in Section 2.19(b). “Subordinated Servicing Fees” means the subordinated portion of the fee payable to the Servicer on each Payment Date in arrears in respect of each Remittance Period, which fee shall be equal to the product of (a) 0.125%, (b) the arithmetic mean of the aggregate Outstanding

45 Balance of all Eligible Loan Assets and Defaulted Loan Assets on the first day and on the last day of the related Remittance Period and (c) the actual number of days in such Remittance Period divided by 360; provided, the Servicer may, from time to time, waive all or any portion of the Senior Servicing Fee on any Payment Date. “Subsidiary” means with respect to a Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person; provided, that “Subsidiary” shall not include any Person that constitutes a Portfolio Asset held by a Borrower and that is not consolidated on the financial statements of such Borrower under GAAP. “Substitute Eligible Loan Asset” means each Eligible Loan Asset transferred to, or acquired by, a Borrower, as contemplated by Section 2.07(a) or Section 2.07(e)(ii). “Taxes” means any present or future taxes, levies, imposts, deductions, withholdings, duties, charges, assessments or fees of any nature, including, without limitation, present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement, or registration of, from the receipt or perfection of a security interest under or otherwise with respect to any Transaction Document (including interest, penalties and additions thereto) that are imposed by any Governmental Authority. “Term SOFR” means, (a) for any calculation with respect to a SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an Base Rate Advance on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business

46 Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Total Leverage Ratio” means, with respect to any Loan Asset for any Relevant Test Period, the meaning of “Total Leverage Ratio” or any comparable definition in the Loan Agreement for each such Loan Asset, and in any case that “Total Leverage Ratio” or such comparable definition is not defined in such Loan Agreement, the ratio of (a) Indebtedness minus Unrestricted Cash to (b) EBITDA of the applicable Obligor and its consolidated subsidiaries, in each case for such Relevant Test Period, as calculated by the Servicer in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the related Loan Agreement and, with respect to any Loan Asset with respect to which the Obligor has undergone a material acquisition, merger or other similar material corporate event within the Relevant Test Period, calculated on a pro forma basis as if such event had occurred at the beginning of the Relevant Test Period so long as such pro forma calculation is provided for in the related Loan Agreement. “Transaction Documents” means this Agreement, any Variable Funding Note (if delivered hereunder), any Joinder Supplement, any Control Agreement, the U.S. Bank Fee Letters, the SMBC Fee Letter, each Additional Document and each document, instrument or agreement executed by the Borrowers or the Servicer and delivered to the Administrative Agent or any Secured Party related to any of the foregoing. “Transferred Loan Asset” means a Loan Asset acquired by a Borrower from the Equityholder.

47 “U.S. Bank” has the meaning assigned to that term in the preamble hereto. “U.S. Bank Fee Letters” means (i) the fee letter dated on or about August 19, 2020, between U.S. Bank National Association and Nuveen Churchill BDC SPV II, LLC, or the Investment Sub-Advisor on behalf of Nuveen Churchill BDC SPV II, LLC, as such letter may be amended, modified, supplemented, restated or replaced from time to time, (ii) the fee letter dated on or about October 10, 2023, between U.S. Bank National Association and Nuveen Churchill BDC SPV IV, LLC, or the Investment Sub-Advisor on behalf of Nuveen Churchill BDC SPV IV, LLC, as such letter may be amended, modified, supplemented, restated or replaced from time to time, and (iii) any such other fee letter as may be signed by U.S. Bank National Association or any Affiliate thereof and any Borrower, or the Investment Sub-Advisor on behalf of such New Borrower, as such letter may be amended, modified, supplemented, restated or replaced from time to time. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “UCC” means the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Underlying Collateral” means, with respect to a Loan Asset, any property or other assets designated and pledged or mortgaged as collateral to secure repayment of such Loan Asset, as applicable, including, without limitation, mortgaged property and/or a pledge of the stock, membership or other ownership interests in the related Obligor and all proceeds from any sale or other disposition of such property or other assets. “Underlying Instruments” means the loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan Asset or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan Asset or Permitted Investment or of which the holders of such Loan Asset or Permitted Investment are the beneficiaries.

48 “Unfunded Exposure Account” means an account in the name of a Borrower and under the control of the Collateral Agent for the benefit of the Secured Parties; provided that the funds deposited therein (including any interest and earnings thereon) from time to time shall constitute the property and assets of such Borrower and such Borrower shall be solely liable for any Taxes payable with respect to such Unfunded Exposure Account. “Unfunded Exposure Amount” means, as of any date of determination, an amount equal to the aggregate amount of all Exposure Amounts. “Unfunded Exposure Equity Amount” means, as of any date of determination, with respect to any Revolving Loan Asset or Delayed Draw Loan Asset, an amount equal to (a) the Exposure Amount for such Revolving Loan Asset or Delayed Draw Loan Asset multiplied by (b) the difference of (i) 100% minus (ii) the Applicable Percentage for such Revolving Loan Asset or Delayed Draw Loan Asset. “United States” means the United States of America. “Unmatured Event of Default” means any event that, if it continues uncured, will, with lapse of time, notice or lapse of time and notice, constitute an Event of Default. “Unrestricted Cash” means with respect to any Loan Asset, the meaning of “Unrestricted Cash” or any comparable definition in the Loan Agreement for each such Loan Asset, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Loan Asset, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Loan Agreement), in each case as determined by the Servicer consistent with the Servicing Standard and subject to the Servicer’s standard practices for adjusting unrestricted cash as reported by borrowers. “Upfront Fee” has the meaning set forth in the SMBC Fee Letter. “Value Adjustment Event” means, with respect to any Loan Asset, the occurrence of any one or more of the following events after the related Cut-Off Date: (a) an Obligor payment default with respect to any portion of principal or interest (including in respect of acceleration) under such Loan Asset (after giving effect to any applicable grace or cure periods, but in any case not to exceed five Business Days, in accordance with the applicable Loan Agreement); (b) the occurrence of a Bankruptcy Event with respect to the related Obligor; (c) the occurrence of a Material Modification with respect to such Loan Asset; (d) a payment default with respect to any portion of principal or interest (including in respect of acceleration) under any indebtedness for borrowed money of an Obligor that is senior or pari passu to a Loan Asset of such Obligor and has not been cured for five Business Days after the applicable date due under the applicable underlying loan documents (without giving

49 effect to any applicable grace or cure periods (including in respect of the acceleration of the debt) in accordance with the applicable underlying loan documents); (e) the Servicer has deemed such Loan Asset to be a Non-Performing Loan Asset; (f) the related Obligor (x) fails to deliver any periodic annual financial reporting required to be delivered under the related Loan Agreement after the end of each fiscal year with the applicable number of days as allowed by the underlying loan documents (including any grace periods thereunder, but which shall in no case exceed 150 days after the end of each fiscal year or such longer period as to which the Administrative Agent shall have given its consent) or (y) fails to provide notice of any other Obligor default under any Loan Asset (after giving effect to any applicable grace or cure periods in accordance with the Loan Agreement) that could reasonably be expected in Servicer’s discretion (consistent with the Servicing Standard and in consultation with the Administrative Agent) to have a material and adverse effect on the creditworthiness of such Obligor or on the collectability of any amount required to be paid under the related Loan Agreement for such Loan Asset; (g) with respect to any First Lien Loan Asset, the Senior Net Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan Asset is (A) more than 0.50x higher than such Senior Net Leverage Ratio as calculated on the applicable Cut-Off Date (provided that if any other positions in such Loan Asset existed on its Cut-Off Date then the Senior Net Leverage Ratio utilized for the position with the earliest of such other Cut-Off Dates shall apply, unless the Administrative Agent agrees otherwise) and (B) 3.50 to 1.00; and (h) the Interest Coverage Ratio for any Relevant Test Period of the related Obligor with respect to such Loan Asset is (a) less than 85% of the Interest Coverage Ratio with respect to such Loan Asset as calculated on the applicable Cut-Off Date (provided that, if any other positions in such Loan Asset by any Borrower existed on its Cut-Off Date, then the Interest Coverage Ratio utilized for the position with the earliest of such other Cut-Off Dates shall apply, unless the Administrative Agent agrees otherwise) and (b) less than 1.50 to 1.00. “Variable Funding Note” has the meaning assigned to such term in Section 2.01(a). “Warranty Event” means, as to any Loan Asset, the discovery that as of the related Cut-Off Date for such Loan Asset there existed a breach of any representation or warranty relating to such Loan Asset, solely to the extent such representation or warranty relates to the Equityholder’s title to the applicable Loan Asset or its ability to transfer or assign such Loan Asset hereunder or that the Loan Asset failed to satisfy the criteria of the definition of “Eligible Loan Asset”, and the failure of the applicable Borrower to cure such breach, or cause the same to be cured, within 30 days after the earlier to occur of such Borrower’s receipt of notice thereof from the Administrative Agent or such Borrower becoming aware thereof; provided that, if such breach is not cured within 10 days after the earlier to occur of such Borrower’s receipt of notice thereof from the Administrative Agent or such Borrower becoming aware thereof, then such Loan Asset shall no longer be an Eligible Loan Asset and, so long as such breach remains uncured, shall not be included in the calculation of “Borrowing Base”.

50 “Warranty Loan Asset” means a Loan Asset with respect to which a Warranty Event has occurred. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yield” means the sum of the following payable on each Payment Date: (a) the aggregate SOFR Yield for all SOFR Advances Outstanding that have an Interest Period that ends on such Payment Date and for any part of the outstanding principal amount of a SOFR Advance that was prepaid on a day other than a day on which an Interest Period for such SOFR Advance ended, to the extent that SOFR Yield with respect to such prepaid principal remains accrued and unpaid, in each case, plus, (b) with respect to any previously ended Remittance Period during which any Base Rate Advances were outstanding, the sum for each day in such Remittance Period of amounts determined in accordance with the following formula (but only to the extent that such amounts were not previously paid to the Lender): YR x L D where: YR = the Base Rate Yield Rate applicable on such day; L = the aggregate principal amount of the Base Rate Advances Outstanding on such day; and D = 365 or 366, as applicable; provided that (i) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by Applicable Law and (ii) Yield shall not be considered paid by any distribution if at any time such distribution is later required to be rescinded by the Lender to the Borrowers or any other Person for any reason including, without limitation, such distribution becoming void or otherwise avoidable under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code.

51 SECTION 1.02 Other Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP; provided that, unless otherwise expressly stated in this Agreement, if at any time any change in GAAP (including the adoption of the International Financial Reporting Standards) would affect the computation of any covenant set forth in this Agreement or any other Transaction Document, the Borrowers and the Administrative Agent shall negotiate in good faith to amend such covenant to preserve the original intent in light of such change. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9. SECTION 1.03 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” SECTION 1.04 Interpretation. In each Transaction Document, unless a contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any Person includes such Person’s successors and assigns, but only if such successors and assigns are not prohibited by the Transaction Documents; (c) reference to any gender includes each other gender; (d) reference to day or days without further qualification means a calendar day or calendar days; (e) reference to any time means New York, New York time; (f) reference to the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (g) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; (h) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

52 (i) reference to the “occurrence” of an Event of Default means after any grace period applicable to such Event of Default and shall not include any Event of Default that has been cured or expressly waived in writing in accordance with the terms of this Agreement; (j) if any date for compliance with the terms or conditions of any Transaction Document falls due on a day which is not a Business Day, then such due date shall be deemed to be the immediately following Business Day; (k) unless otherwise expressly set forth herein, all calculations required to be made hereunder with respect to any Loan Asset and the Borrowing Base shall be made on a trade date basis; (l) any reference to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, with-out limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Fill & Sign, Adobe Sign, DocuSign, or any other similar platform identified by any party hereto and reasonably available at no undue burden or expense to any party hereto), except to the extent the Collateral Custodian, the Collateral Administrator or the Account Bank hereto requests otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder; (m) on any date when more than one (1) Borrower is party to this Agreement, the obligations of each Borrower hereunder shall be joint and several in all respects, including, without limitation, for purposes of Article XIII; (n) any Borrower that is the issuer under a Permitted Securitization arranged by the Administrative Agent or an Affiliate thereof shall, upon the delivery of a release letter by such Borrower and subject to the following clause (o), be removed as a Borrower on the closing date of such Permitted Securitization and released from all of its obligations hereunder and each other Transaction Document (other than those that expressly survive); (o) there shall be at least one (1) Borrower party hereto at all times prior to the Termination Date; (p) there shall not be more than two (2) Borrowers party hereto at any time without the prior consent of the Administrative Agent in its sole discretion; (q) any representation, warranty, covenant or other agreement hereunder of a Person who becomes a Borrower hereunder after the A&R Effective Date shall apply only with respect to such Borrower on and after the date on which such Borrower executes and delivers a Borrower Joinder Agreement; and (r) any reference to a Borrower acquiring any Loan or other asset shall, with respect to any asset originally acquired by a Borrower and subsequently transferred to another

53 Borrower, be deemed to refer to the original acquisition thereof by the first Borrower (and not, for the avoidance of doubt, to the subsequent acquisition thereof by the second Borrower). SECTION 1.05 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation, administration, submission or calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes; provided that the foregoing shall not relieve the Lender of its obligation to determine the Yield for the Advances Outstanding in accordance with the terms hereof as set forth in Section 2.03. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR, or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE FACILITY SECTION 2.01 Variable Funding Note and Advances. (a) Variable Funding Note. Upon the written request of the Lender, each Borrower shall (on the terms and subject to the conditions hereinafter set forth) deliver to the Lender, at the address set forth in Section 11.02, a duly executed variable funding note (as amended, restated, supplemented and/or otherwise modified from time to time, a “Variable Funding Note”), in substantially the form of Exhibit I, in an aggregate face amount equal to the Maximum Facility Amount, and otherwise duly completed. If any Variable Funding Note is issued, interest shall accrue on such Variable Funding Note, and such Variable Funding Note shall be payable, as described herein. (b) Advances. On the terms and conditions hereinafter set forth, from time to time from the Closing Date until the end of the Reinvestment Period, a Borrower may request that the Lender make Advances secured by the Collateral Portfolio, (v) to be paid to such Borrower for

54 the purpose of purchasing Eligible Loan Assets, (w) to be deposited in the applicable Unfunded Exposure Account in an amount up to the Unfunded Exposure Amount, (x) to be deposited in the applicable Pre-Funded Loan Asset Account for the purpose of funding a Pre-Funded Loan Asset, (y) to pay general corporate expenses of the Borrower or (z) to be paid to the applicable Borrower for distributions to the Equityholder (so long as such distribution is permitted pursuant to Section 5.02(l)). Other than pursuant to (and to the extent required by) Section 2.02(f), under no circumstances shall the Lender be required to make any Advance if after giving effect to such Advance and the addition to the Collateral Portfolio of the Eligible Loan Assets being acquired by the applicable Borrower using the proceeds of such Advance, (i) an Event of Default has occurred and is continuing or would result therefrom or an Unmatured Event of Default exists or would result therefrom or (ii) the aggregate Advances Outstanding would exceed the Borrowing Base. Notwithstanding anything to the contrary herein (including without limitation Section 2.02(f)), the Lender shall not be obligated to provide the Borrowers (or to the applicable Unfunded Exposure Account or Pre-Funded Loan Asset Account, if applicable) with aggregate funds in connection with an Advance if upon making such Advance, the Advances Outstanding would exceed the Maximum Facility Amount. (c) Notations on Variable Funding Note. The Lender is hereby authorized to enter on a schedule attached to any Variable Funding Note evidencing the loan made hereunder a notation (which may be computer generated) with respect to each Advance under such Variable Funding Note made by the Lender of: (i) the date and principal amount thereof, and (ii) each repayment of principal thereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure of the Lender to make any such notation on the schedule attached to any Variable Funding Note shall not limit or otherwise affect the obligation of the Borrowers to repay the Advances Outstanding in accordance with their respective terms as set forth herein. SECTION 2.02 Procedure for Advances. (a) During the Reinvestment Period, the Lender will make Advances on any Business Day at the request of the applicable Borrower, subject to and in accordance with the terms and conditions of Sections 2.01 and this 2.02 and subject to the provisions of Article III hereof. (b) For each Advance that is a SOFR Advance, the applicable Borrower shall deliver an irrevocable written notice in the form of a Notice of Borrowing to the Administrative Agent, with a copy to the Account Bank, no later than 1:00 p.m. (New York City time) at least three Business Days before the Business Day on which the SOFR Advance is to be made; provided that if such Notice of Borrowing is delivered later than 1:00 p.m. (New York City time) on such Business Day, such Notice of Borrowing shall be deemed to have been received on the following Business Day. For each Base Rate Advance, the applicable Borrower shall deliver an irrevocable written notice in the form of a Notice of Borrowing to the Administrative Agent no later than 1:00 p.m. (New York City time) at least one Business Day before the Business Day on which the Base Rate Advance is to be made; provided that if such Notice of Borrowing is delivered later than 1:00 p.m. (New York City time) on such Business Day, such Notice of Borrowing shall be deemed to have been received on the following Business Day. The applicable Borrower or the Servicer shall post all Loan Agreements and other required loan documents and information with respect to each

55 proposed Eligible Loan Asset, if any, to a data room (or other replacement) website to which the Administrative Agent has access; provided that such posting shall be accompanied by e-mail or other written notification (or as otherwise provided herein) to the intended recipient of any such document. Each Notice of Borrowing shall include a duly completed Borrowing Base Certificate (updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof), and shall specify: (i) the aggregate amount of such Advance, which amount shall not cause the Advances Outstanding to exceed the Borrowing Base; provided that, except with respect to an Advance pursuant to Section 2.02(f), the amount of such Advance must be at least equal to $500,000; (ii) the proposed Advance Date and whether such Advance will be a SOFR Advance or a Base Rate Advance; (iii) a representation that all conditions precedent for an Advance described in Section 3.02 hereof have been satisfied or shall be satisfied on or prior to the applicable Advance Date; (iv) the amount of cash that will be funded into the applicable Unfunded Exposure Account in connection with any Revolving Loan Asset or Delayed Draw Loan Asset funded by such Advance, if applicable; (v) the amount of cash that will be funded into the applicable Pre- Funded Loan Asset Account in connection with any Pre-Funded Loan Asset funded by such Advance, if applicable; and (vi) whether such Advance should be remitted to a Principal Collection Account, an Unfunded Exposure Account or a Pre-Funded Loan Asset Account, as applicable. On the applicable Advance Date, upon satisfaction of the applicable conditions set forth in Article III, the Lender shall, in accordance with instructions received by the Administrative Agent, either (i) make available to the applicable Borrower, in same day funds, the amount of such Advance, by payment into the applicable Principal Collection Account and/or (ii) remit in same day funds the amount of such Advance into the applicable Unfunded Exposure Account or the applicable Pre-Funded Loan Asset Account, as applicable; provided that, with respect to an Advance funded pursuant to Section 2.02(f), the Lender shall remit (to the extent required thereby) the Advance equal to the Exposure Amount Shortfall in same day funds to the applicable Unfunded Exposure Account. (c) Each SOFR Advance shall bear interest at the applicable SOFR Yield Rate. The Base Rate Advances Outstanding shall bear interest at the Base Rate Yield Rate. So long as no Event of Default has occurred and is continuing, the applicable Borrower may request that the Administrative Agent convert (i) any Base Rate Advance, in whole and not in part, to a SOFR Advance or (ii) any SOFR Advance, in whole and not in part, to a Base Rate Advance, in each case, by (A) delivering a Conversion Notice to the Administrative Agent (with a copy to the

56 Account Bank) no later than 1:00 p.m. (New York City time) at least three Business Days before the Conversion Date on which (w) such Base Rate Advance is to be converted into a SOFR Advance or (x) such SOFR Advance is to be converted into a Base Rate Advance, as applicable and (B) paying in full any Breakage Fees (solely to the extent the Conversion Date occurs on any day other than a Payment Date). All Advances and all interest thereon shall be due and payable in full on the Facility Maturity Date. (d) Subject to Section 2.18 and the other terms, conditions, provisions and limitations set forth herein (including without limitation the payment of Breakage Fees), the Borrowers may (i) borrow, repay or prepay and reborrow Advances without any penalty, fee or premium on and after the Closing Date and prior to the end of the Reinvestment Period and (ii) repay or prepay Advances without any penalty, fee or premium after the end of the Reinvestment Period and prior to the Facility Maturity Date. (e) A determination by SMBC of the existence of any SOFR Disruption Event (any such determination to be communicated to the Borrowers by written notice from the Administrative Agent promptly after the Administrative Agent learns of such event), or of the effect of any SOFR Disruption Event on its making or maintaining Advances at SOFR shall be conclusive absent manifest error. (f) If, on the last day of the Reinvestment Period (or within three Business Days after the Borrowers receive written notice from the Administrative Agent of the termination of the Reinvestment Period after the occurrence of an Event of Default), the amount on deposit in the Unfunded Exposure Accounts is less than the Unfunded Exposure Amount, the Borrowers shall request an Advance in the amount of such shortfall after taking into account the amounts required to be deposited into the Unfunded Exposure Accounts in accordance with clause (iii) below (the “Exposure Amount Shortfall”). Following receipt of a Notice of Borrowing (as described in clause (ii) below), the Lender shall fund such Exposure Amount Shortfall in accordance with Section 2.02(b), notwithstanding anything to the contrary herein (including without limitation (a) the Borrowers’ failure to satisfy any of the conditions precedent set forth in Section 3.02, (b) the occurrence of an Event of Default or (c) the existence of (x) an Unmatured Event of Default or (y) a Borrowing Base Deficiency); provided that: (i) the Lender may fund such Exposure Amount Shortfall in its sole discretion to the extent that doing so would cause the Lender to make an Advance that would result in the aggregate outstanding principal amount of the Advances to exceed the Maximum Facility Amount; (ii) the Borrowers shall have caused a properly completed Notice of Borrowing (which shall specify the account details of the applicable Unfunded Exposure Accounts where the funds will be made available) to be delivered to the Administrative Agent (with a copy from the Administrative Agent to the Lender) on a timely basis; and (iii) to the extent the Reinvestment Period has ended due to the occurrence of an Event of Default, the Lender shall have a funding obligation with respect to the Exposure Amount Shortfall under this Section 2.02(f) solely to the extent that (1) the

57 Borrowers shall have, prior to the date of such funding obligation, deposited an amount not less than the Unfunded Exposure Equity Amount in the applicable Unfunded Exposure Accounts pursuant to Section 2.04(d)(vi) or by an equity contribution by the Equityholder into the applicable Unfunded Exposure Accounts or by any combination of those two methods and (2) such funds, as of the date of such funding, remain on deposit in the applicable Unfunded Exposure Accounts. For the avoidance of doubt, the Borrowers shall not be required to fund any Unfunded Exposure Account unless and until the occurrence of an Event of Default that is continuing or the last day of the Reinvestment Period or as required to prevent the occurrence of a Borrowing Base Deficiency. For the further avoidance of doubt, any obligation of the Lender to make an Advance pursuant to this Section 2.02(f) shall be without prejudice to the obligation of the Borrowers to cure any Borrowing Base Deficiency that exists prior to such Advance or results therefrom. SECTION 2.03 Determination of Yield. The Lender shall determine the Yield for the Advances Outstanding (including unpaid Yield related thereto, if any, due and payable on a prior Payment Date) to be paid by the Borrowers on each Payment Date and shall advise the Servicer thereof on the fourth Business Day prior to such Payment Date (with a copy to the Account Bank). SECTION 2.04 Remittance Procedures. The Servicer, as agent for the Administrative Agent and the Lender, shall instruct the Account Bank and, if the Servicer fails to do so, the Administrative Agent or the Collateral Agent may instruct the Account Bank, to apply funds on deposit in the Controlled Accounts as described in this Section 2.04; provided that, at any time after delivery of Notice of Exclusive Control that has not been rescinded by the Collateral Agent, the Collateral Agent shall instruct the Account Bank to apply funds on deposit in the Controlled Accounts as described in this Section 2.04. (a) Interest Payments Absent an Event of Default. On each Payment Date during and after the Reinvestment Period, but so long as no Event of Default has occurred and is continuing and, in any case, prior to the declaration or automatic occurrence of the Facility Maturity Date in accordance with the terms hereof, the Servicer shall, pursuant to the first paragraph of this Section 2.04, transfer Interest Collections held by the Account Bank in the Interest Collection Accounts, in accordance with the Servicing Report, to the following Persons in the following amounts and priority, calculated as of the Determination Date immediately prior to such Payment Date: (i) first, to the Collateral Custodian, the Collateral Administrator and the Account Bank, in payment in full of all accrued and unpaid Collateral Custodian Fees and the Collateral Custodian Expenses, and second to the Collateral Agent, in payment in full of all accrued and unpaid Collateral Agent Expenses; provided that amounts payable to the Collateral Custodian, the Collateral Administrator and the Account Bank for the Collateral Custodian Fees and Collateral Custodian Expenses pursuant to the foregoing shall not exceed $100,000 for any 12-month period; provided further that amounts payable to the Collateral Agent for the Collateral Agent Expenses pursuant to the foregoing shall not exceed $25,000 for any Payment Date;

58 (ii) first, to the Servicer, in payment in full of all accrued and unpaid Senior Servicing Fees (solely to the extent not waived in accordance with the terms hereof), and second to the Servicer, to reimburse the Servicer for any Servicing Expenses in an amount not to exceed $50,000 for any 12-month period; (iii) to the Administrative Agent, all accrued and unpaid fees, expenses (including reasonable attorneys’ fees, costs and expenses) and indemnity amounts payable by the Borrowers to the Administrative Agent under the Transaction Documents; (iv) to the Lender, (a) all Yield payable on such Payment Date in accordance with the definition of “Yield”, (b) the Non-Usage Fee to the extent that such Non-Usage Fee is accrued and unpaid as of the last day of the related Remittance Period; (v) to pay all accrued and unpaid fees (including Breakage Fees), expenses (including reasonable attorneys’ fees, costs and expenses), indemnity amounts and other amounts (other than with respect to the repayment of Advances Outstanding) payable by the Borrowers to the Indemnified Parties or to the Administrative Agent on behalf of the Indemnified Parties, as applicable, under the Transaction Documents; (vi) at the discretion of the Servicer, to fund the Unfunded Exposure Accounts in an amount not to exceed the amount necessary to cause the amount on deposit in the Unfunded Exposure Accounts, collectively, to equal the Unfunded Exposure Equity Amount; (vii) to pay the Advances Outstanding to the extent required to satisfy any outstanding Borrowing Base Deficiency or to prevent a Borrowing Base Deficiency or to satisfy the Minimum Equity Condition (on a pro forma basis after giving effect to the payment to be made on such Payment Date); (viii) to any applicable Governmental Authority, any Tax or withholding for or on account of any Tax which could result in a Lien on any of the Collateral Portfolio; (ix) first to (a) the Collateral Custodian, the Collateral Administrator and the Account Bank, in payment in full of all accrued and unpaid Collateral Custodian Fees and Collateral Custodian Expenses, and second to (b) the Collateral Agent, in payment in full of all accrued and unpaid Collateral Agent Expenses, each to the extent not paid pursuant to Section 2.04(a)(i); (x) first, to the Servicer, in payment in full of all accrued and unpaid Subordinated Servicing Fees, and second, to the Servicer, in payment in full of all accrued and unpaid Servicing Expenses to the extent not paid pursuant to Section 2.04(a)(ii), plus any outstanding deferred reimbursement amount plus interest thereon as further set forth in Section 6.07; and (xi) to the Borrowers, any remaining amounts for payment as directed by the Borrowers, including (1) as a distribution to the Equityholder or (2) for deposit in the Collection Accounts as Interest Collections or Principal Collections, as applicable;

59 provided that on a pro forma basis after giving effect to the payment to be made on such Payment Date, no Borrowing Base Deficiency would exist. (b) Payment Date Principal Payments Absent an Event of Default. On each Payment Date during and after the Reinvestment Period, but so long as no Event of Default has occurred and, in any case, prior to the declaration or automatic occurrence of the Facility Maturity Date the Servicer shall, pursuant to the first paragraph of this Section 2.04, transfer Principal Collections held by the Account Bank in the Principal Collection Accounts, in accordance with the Servicing Report, to the following Persons in the following amounts and priority, calculated as of the Determination Date immediately prior to such Payment Date: (i) to pay amounts due under Section 2.04(a)(i) through (v), to the extent not paid thereunder; (ii) at the discretion of the Servicer, to fund the Unfunded Exposure Accounts in an amount not to exceed the amount necessary to cause the amount on deposit in the Unfunded Exposure Accounts, collectively, to equal the Unfunded Exposure Equity Amount; (iii) the extent there are Principal Collections that are to be applied as Designated Sale Proceeds that have not been previously applied pursuant to Section 2.04(c) to pay Advances Outstanding, to apply all such Designated Sale Proceeds to pay Advances Outstanding (until such Advances Outstanding are reduced to zero); (iv) in the case of all other distributions of Principal Collections not constituting Designated Sale Proceeds, to pay the Advances Outstanding to the extent required to satisfy any outstanding Borrowing Base Deficiency or to prevent a Borrowing Base Deficiency or to satisfy the Minimum Equity Condition (on a pro forma basis after giving effect to the payment to be made on such Payment Date); (v) after the Reinvestment Period, to the Administrative Agent, to reduce the Advances Outstanding to zero and pay the Obligations of the Secured Parties until paid in full; (vi) to any applicable Governmental Authority, any Tax or withholding for or on account of any Tax which could result in a Lien on any of the Collateral Portfolio; (vii) first to (a) the Collateral Custodian, the Collateral Administrator and the Account Bank, in payment in full of all accrued and unpaid Collateral Custodian Fees and Collateral Custodian Expenses and second (b) the Collateral Agent, in payment in full of all accrued and unpaid Collateral Agent Expenses, each to the extent not paid pursuant to Section 2.04(b)(i); (viii) to the Servicer, in payment in full of all accrued and unpaid Servicing Fees and Servicing Expenses, each to the extent not paid pursuant to Section 2.04(b)(i); and

60 (ix) to the Borrowers, any remaining amounts; provided that on a pro forma basis after giving effect to the payment to be made on such Payment Date, no Borrowing Base Deficiency would exist. (c) Non-Payment Date Principal Payments Absent an Event of Default. On any Business Day during the Reinvestment Period (other than any Payment Date), but so long as no Event of Default has occurred and, in any case, prior to the declaration or automatic occurrence of the Facility Maturity Date the Servicer may, but shall not be obligated to, with at least one Business Day’s prior written notice to the Administrative Agent and Account Bank, pursuant to the first paragraph of this Section 2.04, transfer Designated Sale Proceeds held by the Account Bank in the Principal Collection Accounts, to the following Persons in the following amounts and priority, calculated as of the fifth Business Day prior to the date of such distribution: (i) to pay amounts due under Section 2.04(a)(iii) and (v); (ii) to pay the Advances Outstanding (until such Advances Outstanding are reduced to zero); (iii) at the discretion of the Servicer, to fund the Unfunded Exposure Accounts in an amount not to exceed the amount necessary to cause the amount on deposit in the Unfunded Exposure Accounts, collectively, to equal the Unfunded Exposure Equity Amount; (iv) to any applicable Governmental Authority, any Tax or withholding for or on account of any Tax which could result in a Lien on any of the Collateral Portfolio; (v) first to (a) the Collateral Custodian, the Collateral Administrator and the Account Bank, in payment in full of all accrued and unpaid Collateral Custodian Fees and Collateral Custodian Expenses and second (b) the Collateral Agent, in payment in full of all accrued and unpaid Collateral Agent Expenses, each to the extent not paid pursuant to Section 2.04(c)(i); (vi) to the Servicer, in payment in full of all accrued and unpaid Servicing Fees and Servicing Expenses; and (vii) to the Borrowers, any remaining amounts, including, for distributions to the Equityholder (so long as such distribution is permitted pursuant to Section 5.02(l)). (d) Payment Date Transfers Upon the Occurrence of an Event of Default. On each Payment Date following the occurrence and during the continuance of an Event of Default or, in any case, on and after the declaration or automatic occurrence of the Facility Maturity Date, the Servicer or Administrative Agent shall pursuant to the first paragraph of this Section 2.04 transfer collected funds held by the Account Bank in the Collection Accounts, in accordance with the Servicing Report, to the following Persons in the following amounts and priority, calculated as of the Determination Date immediately prior to such Payment Date:

61 (i) first to (a) the Collateral Custodian, the Collateral Administrator and the Account Bank, in payment in full of all accrued Collateral Custodian Fees and the Collateral Custodian Expenses and second (b) the Collateral Agent, in payment in full of all accrued and unpaid Collateral Agent Expenses; provided that amounts payable to the Collateral Custodian, the Collateral Administrator and the Account Bank for the Collateral Custodian Fees and Collateral Custodian Expenses pursuant to the foregoing shall not exceed $100,000 for any 12-month period; provided further that amounts payable to the Collateral Agent for the Collateral Agent Expenses pursuant to the foregoing shall not exceed $25,000 for any Payment Date; (ii) to the Servicer, in payment in full of all accrued and unpaid Senior Servicing Fees (solely to the extent not waived in accordance with the terms hereof) and Servicing Expenses; provided that amounts payable in respect of any Servicing Expenses pursuant to this clause (ii) (and Section 2.04(a)(ii) and (b)(i), if applicable) shall not, collectively, exceed $50,000 for any 12-month period; (iii) to the Administrative Agent, all accrued and unpaid fees, expenses (including reasonable attorneys’ fees, costs and expenses) and indemnity amounts payable by the Borrowers to the Administrative Agent under the Transaction Documents; (iv) to the Lender (A) all Yield payable on such Payment Date in accordance with the definition of “Yield”, and (B) the Non-Usage Fee to the extent that such Non-Usage Fee is accrued and unpaid as of the last day of the related Remittance Period; (v) to pay all accrued and unpaid fees (including Breakage Fees), expenses (including reasonable attorneys’ fees, costs and expenses), indemnity amounts and other amounts (other than with respect to the repayment of Advances Outstanding) payable by the Borrowers to the Indemnified Parties or to the Administrative Agent on behalf of the Indemnified Parties, as applicable, under the Transaction Documents; (vi) to the Unfunded Exposure Accounts in an amount necessary to cause the amount on deposit in the Unfunded Exposure Accounts, collectively, to equal the Unfunded Exposure Amount; (vii) to pay the Advances Outstanding until paid in full and to pay the Obligations of the Secured Parties until paid in full; (viii) to any applicable Governmental Authority, any Tax or withholding for or on account of any Tax which could result in a Lien on any of the Collateral Portfolio; (ix) first to (a) the Collateral Custodian, the Collateral Administrator and the Account Bank, in payment in full of all accrued and unpaid Collateral Custodian Fees and the Collateral Custodian Expenses, and second to (b) the Collateral Agent, in payment in full of all accrued and unpaid Collateral Agent Expenses, each to the extent not paid pursuant to Section 2.04(d)(i);

62 (x) to the Servicer, in payment in full of all accrued and unpaid Servicing Fees and Servicing Expenses, each to the extent not paid pursuant to Section 2.04(d)(ii), plus any outstanding deferred reimbursement amount plus interest thereon as further set forth in Section 6.07; and (xi) to the Borrowers, any remaining amounts. (e) Pre-Funded Loan Asset Accounts. Funds on deposit in the Pre-Funded Loan Asset Accounts as of any date of determination may be withdrawn to fund Pre-Funded Loan Assets; provided that (i) no funds shall be disbursed from any Pre-Funded Loan Asset Account prior to the closing date of the applicable Eligible Loan Asset, (ii) any Disbursement Request shall identify the Eligible Loan Asset to be acquired by the Borrowers and shall include wiring instructions with respect to the Pre-Funded Loan Asset, and such Disbursement Request shall be forwarded by the Borrowers or the Servicer to the Account Bank (with a copy to the Administrative Agent and the Collateral Agent) no later than 3:00 p.m. on the applicable disbursement date, and the Borrowers or the Servicer shall instruct the Account Bank to fund such draw request in accordance with such Disbursement Request, and (iii) no Event of Default has occurred before or after giving effect to such disbursement of proceeds from any Pre-Funded Loan Asset Account. At any time, the Servicer (or, after delivery of Notice of Exclusive Control, the Administrative Agent or the Collateral Agent) may, and in the case that such amounts remain on deposit for longer than three Business Days shall, cause any amounts on deposit in any Pre-Funded Loan Asset Account of a Borrower to be deposited into the applicable Principal Collection Account as Principal Collections. (f) Unfunded Exposure Accounts. Funds on deposit in the Unfunded Exposure Accounts as of any date of determination may be withdrawn to fund draw requests of the relevant Obligors under any Revolving Loan Asset or Delayed Draw Loan Asset. Any such draw request made by an Obligor, along with wiring instructions for the applicable Obligor, shall be forwarded by the Borrowers or the Servicer to the Administrative Agent (with a copy to the Collateral Agent and the Account Bank) in the form of a Disbursement Request, and the Servicer or the Borrowers shall instruct the Account Bank to fund such draw request in accordance with such Disbursement Request. At any time, the Servicer (or, after delivery of Notice of Exclusive Control, the Administrative Agent or the Collateral Agent) may cause any amounts on deposit in any Unfunded Exposure Account which exceed the Unfunded Exposure Amount as of any date of determination to be deposited into the applicable Principal Collection Account as Principal Collections. (g) Insufficiency of Funds. For the sake of clarity, the parties hereby agree that if the funds on deposit in the Collection Accounts are insufficient to pay any amounts due and payable on a Payment Date or otherwise, the Borrowers shall nevertheless remain responsible for, and shall pay when due, all amounts payable under this Agreement and the other Transaction Documents in accordance with the terms of this Agreement and the other Transaction Documents. SECTION 2.05 Instructions to the Account Bank. All instructions and directions given to the Account Bank by the Servicer, the Borrowers, the Administrative Agent or the Collateral Agent pursuant to Section 2.04 shall be in writing (including instructions and directions transmitted to the Account Bank by telecopy or e-mail), and such written instructions and

63 directions shall be delivered with a written certification (which shall be deemed given upon receipt by the Account Bank of any such written instructions or directions) that such instructions and directions are in compliance with the provisions of Section 2.04 and Section 5 of the applicable Control Agreement. The Servicer and the Borrowers shall promptly transmit to the Administrative Agent by telecopy or e-mail a copy of all instructions and directions given to the Account Bank by such party pursuant to Section 2.04 or Section 5 of the Control Agreement. To the extent permitted by Applicable Law, the Administrative Agent shall promptly transmit to the Servicer and the Borrowers by telecopy or e mail a copy of all instructions and directions given to the Account Bank by the Administrative Agent, pursuant to Section 2.04. If either the Administrative Agent, the Collateral Administrator or the Collateral Agent disagrees with the computation of any amounts to be paid or deposited by the Borrowers or the Servicer under Section 2.04 or otherwise pursuant to this Agreement, or upon their respective instructions, it shall so notify the Borrowers, the Servicer, the Account Bank, the Administrative Agent and the Collateral Agent (to the extent the Collateral Agent is not the same party as the Administrative Agent), as applicable, in writing and in reasonable detail to identify the specific disagreement. If such disagreement cannot be resolved within two Business Days, the determination of the Administrative Agent as to such amounts shall be conclusive and binding on the parties hereto absent manifest error. In the event the Account Bank receives instructions from the Servicer or a Borrower which conflict with any instructions received from the Administrative Agent or the Collateral Agent, the Account Bank shall rely on and follow the instructions given by the Administrative Agent or the Collateral Agent, as applicable; provided that in the event any instructions given by the Administrative Agent and the Collateral Agent conflict, the Account Bank shall rely on and follow the instructions given by the Administrative Agent; provided further that the Account Bank shall promptly provide notification to the Servicer, the Borrowers and/or the Administrative Agent, as applicable, of such conflicting instructions; provided further that any such failure on the part of the Account Bank to deliver such notice shall not render such action by the Account Bank invalid. SECTION 2.06 Borrowing Base Deficiency Payments. (a) In addition to any other obligation of the Borrowers to cure any Borrowing Base Deficiency pursuant to the terms of this Agreement, if, on any day prior to the Collection Date, any Borrowing Base Deficiency exists, then the Borrowers shall, within five (5) Business Days of the existence of such Borrowing Base Deficiency, provided that, if within such five (5) Business Day period the Borrowers provide to the Administrative Agent a valid capital call notice or credit facility draw notice or other plan to remedy such condition acceptable to Administrative Agent in its sole discretion, then such period shall be extended by an additional ten (10) Business Days, eliminate such Borrowing Base Deficiency in its entirety by effecting one or more (or any combination thereof) of the following actions in order to eliminate such Borrowing Base Deficiency as of such date of determination: (i) deposit cash in Dollars into the Principal Collection Accounts or Unfunded Exposure Accounts in the amount necessary to eliminate such Borrowing Base Deficiency, (ii) repay Advances Outstanding (together with any Breakage Fees and all accrued and unpaid costs and expenses of the Administrative Agent and the Lender, in each case in respect of the amount so prepaid) in the amount necessary to eliminate such Borrowing Base Deficiency, and/or (iii) acquire additional Eligible Loan Assets.

64 (b) In the event a Borrowing Base Deficiency is not cured within the time period set forth in Section 2.06(a), an Event of Default will occur. (c) No later than 1:00 p.m. (New York City time) on the Business Day prior to the proposed repayment of Advances Outstanding or transfer to the Borrowers of additional Eligible Loan Assets pursuant to Section 2.06(a), the Borrowers (or the Servicer on its behalf) shall deliver (i) to the Administrative Agent (with a copy to the Collateral Agent, the Collateral Administrator and the Collateral Custodian), notice of such repayment or transfer and a duly completed Borrowing Base Certificate, updated to the date such repayment or transfer is being made and giving pro forma effect to such repayment or transfer, and (ii) to the Administrative Agent, if applicable, a description of any Eligible Loan Asset and each Obligor of such Eligible Loan Asset to be transferred to the Borrowers and added to the updated Loan Asset Schedule. Any notice pertaining to any repayment or any transfer pursuant to this Section 2.06 shall be irrevocable. SECTION 2.07 Substitution and Sale of Loan Assets; Affiliate Transactions. (a) Substitutions. The Borrowers may replace any Loan Asset, including without limitation Defaulted Loan Assets, with an Eligible Loan Asset so long as (i) no event has occurred and is continuing, or would result from such substitution, which constitutes an Event of Default and no event has occurred and is continuing, or would result from such substitution, which constitutes an Unmatured Event of Default or a Borrowing Base Deficiency, provided that a Borrowing Base Deficiency (and any Unmatured Event of Default arising therefrom) shall not impair the right of the Borrowers to effect an otherwise permitted substitution as necessary to facilitate a cure of such Borrowing Base Deficiency (and any Unmatured Event of Default arising therefrom) so long as immediately after giving effect to such substitution and any other sale or transfer substantially contemporaneous therewith, such Borrowing Base Deficiency shall be cured or closer to being cured and (ii) simultaneously therewith, the Borrowers shall acquire a Substitute Eligible Loan Asset. Any such replacement of a Loan Asset with an Eligible Loan Asset effected in accordance with this Section 2.07(a) shall require the prior written consent of the Administrative Agent, which may be granted or withheld in its sole discretion. (b) Discretionary Sales. Any Borrower shall be permitted to sell Loan Assets to Persons other than the Equityholder or its Affiliates from time to time (it being understood that sales to Affiliates shall be permitted in accordance with Section 2.07(g) and Section 2.07(h)), subject to the following terms and conditions: (A) the proceeds of such sale shall be deposited into the applicable Principal Collection Account to be disbursed in accordance with Section 2.04 hereof (subject to clause (D) below) or reinvested, prior to the end of the Reinvestment Period, in additional Eligible Loan Assets in accordance with (and to the extent permitted under) Section 2.21 hereof; (B) no Event of Default has occurred and is continuing, or would result from such sale, and no Unmatured Event of Default or Borrowing Base Deficiency exists or would result from such sale;

65 (C) the prior written consent of the Administrative Agent (in its sole discretion) shall be required if (i) at any time during the term of this Agreement, the proceeds of the sale of such Loan Asset will be less than the Adjusted Borrowing Value of such Loan Asset; (ii) at any time from and after the end of the Reinvestment Period, immediately after the sale of such Loan Asset, the value of the Collateral Portfolio is less than 50% of the value of the Collateral Portfolio as of the end of the Reinvestment Period; or (iii) less than $3,000,000 in Outstanding Balance of such Loan Asset (but, for the avoidance of doubt, more than $0) will remain in the Collateral Portfolio after such sale; (D) no selection procedure adverse to the interests of the Secured Parties was utilized by the Borrowers or Servicer in the selection of Loan Asset that would be subject to such sale; and (E) at any time prior to the end of the Reinvestment Period, if the proceeds of the sale of such Loan Asset will be equal to or greater than the Adjusted Borrowing Value of such Loan Asset: (i) if a Borrower shall request consent from the Administrative Agent to any such sale and the Administrative Agent shall grant such consent (such consent not to be unreasonably withheld, conditioned or delayed), then Principal Collections received by such Borrower from such sale in an amount equal to the product of (1) the Applicable Percentage for such Loan Asset as of the date of such sale and (2) the Adjusted Borrowing Value of such Loan Asset as of the date of such sale shall be applied as Designated Sale Proceeds to reduce Advances Outstanding in accordance with (x) Section 2.21, (y) Section 2.04(b), to the extent such Principal Collections are distributed from the applicable Principal Collection Account on a Payment Date, or (z) Section 2.04(c), to the extent such Principal Collections are distributed from the applicable Principal Collection Account on a date other than a Payment Date; or (ii) if a Borrower does not request or requests but does not receive the prior written consent of the Administrative Agent for any such sale, then all of the Principal Collections received by such Borrower from such sale shall be applied as Designated Sale Proceeds to reduce Advances Outstanding in accordance with Section 2.04(b), to the extent such Principal Collections are distributed from the applicable Principal Collection Account on a Payment Date, or Section 2.04(c), to the extent such Principal Collections are distributed from the applicable Principal Collection Account on a date other than a Payment Date.

66 (c) Optional Sales. On any Optional Sale Date and subject to Section 2.18, the Borrowers shall have the right to prepay all or a portion of the Advances Outstanding in connection with the sale and assignment by one or more Borrowers of all or a portion of the Loan Assets, as the case may be in connection with a Permitted Securitization or a Permitted Refinancing (each, an “Optional Sale”), subject to the following terms and conditions: (A) the applicable Borrower shall have given the Administrative Agent (with a copy to the Collateral Agent and the Account Bank) at least 30 days’ prior written notice of its intent to effect an Optional Sale in connection with a Permitted Securitization or a Permitted Refinancing, unless such 30 days’ notice requirement is waived or reduced by the Administrative Agent and the Administrative Agent (in its sole discretion) shall have consented in writing thereto; and the Administrative Agent shall have consented in writing in its sole discretion to any Optional Sale as a result of such Permitted Securitization, such consent not to be unreasonably withheld, unless such Optional Sale is pursuant to a Permitted Securitization arranged by SMBC, in which case such consent shall be deemed to be given; (B) unless an Optional Sale is to be effected on a Payment Date (in which case the relevant calculations with respect to such Optional Sale shall be reflected on the applicable Servicing Report), the Servicer shall deliver to the Administrative Agent (with a copy to the Collateral Agent and the Account Bank) a certificate and evidence to the reasonable satisfaction of the Administrative Agent (which evidence may consist solely of a certificate from the Servicer) that the applicable Borrower(s) shall have sufficient funds on the related Optional Sale Date to effect the contemplated Optional Sale in accordance with this Agreement. In effecting an Optional Sale, the applicable Borrower(s) may use the Proceeds of sales of the Loan Assets to repay all or a portion of the Obligations; (C) no Event of Default has occurred and is continuing, or would result from such Optional Sale, and no Borrowing Base Deficiency or, in the case of an Optional Sale of less than all the Loan Assets, Unmatured Event of Default exists or would result from such Optional Sale (after taking into account any deposit made pursuant to clause (D) below); (D) on the related Optional Sale Date, the applicable Borrower shall have deposited into the applicable Principal Collection Account, in immediately available funds, the proceeds of such Optional Sale, which shall at least equal the sum of (x) the aggregate Adjusted Borrowing Value of the Loan Assets being sold and (y) any expenses or fees (including the fees and expenses of counsel) incurred by the Administrative Agent, the Collateral Agent, the Collateral Administrator, the Account Bank, the Collateral Custodian or by the Lender in connection with such Optional Sale; (E) the prior written consent of the Administrative Agent (in its sole discretion) shall be required if: (I) in the case of an Optional Sale of less than all the Loan Assets, (i) at any time during the term of this Agreement, the aggregate

67 proceeds of the sale of the Loan Assets to be sold in the Optional Sale will be less than the aggregate Adjusted Borrowing Value of such Loan Assets being sold; or (ii) at any time from and after the end of the Reinvestment Period, immediately after the sale of such Loan Asset, the value of the Collateral Portfolio is less than 50% of the value of the Collateral Portfolio as of the end of the Reinvestment Period, and (II) in the case of an Optional Sale of all of the Loan Assets, the aggregate proceeds of the Loan Assets to be sold in the Optional Sale will be less than the amount necessary to repay the Obligations in full; (F) no selection procedure adverse to the interests of the Secured Parties was utilized by the Borrowers or Servicer in the selection of Loan Asset that would be subject to such Optional Sale; (G) if after giving effect to such Permitted Securitization or Permitted Refinancing, one or more Borrowers will remain Borrowers hereunder with Obligations outstanding, the Administrative Agent shall have received a legal opinion, in form and substance satisfactory to the Administrative Agent, issued by counsel to the remaining Borrowers, in favor of the Administrative Agent, the Lender and the Collateral Agent, to the effect that the consummation of such Optional Sale, does not change or impact the opinions (and legal analysis therein) previously provided to the Secured Parties relating to the issue of non-consolidation of the remaining Borrowers with the Equityholder; and (H) at any time prior to the end of the Reinvestment Period, if the proceeds of the sale of such Loan Assets will be equal to or greater than the Adjusted Borrowing Value of such Loan Assets, then: (i) if the applicable Borrower shall request consent from the Administrative Agent to any such sale and the Administrative Agent shall grant such consent (such consent not to be unreasonably withheld or delayed), then Principal Collections received by the applicable Borrower from such sale in an amount equal to the product of (1) the Applicable Percentage for such Loan Asset as of the date of such sale and (2) the Adjusted Borrowing Value of such Loan Asset as of the date of such sale shall be applied as Designated Sale Proceeds to reduce Advances Outstanding in accordance with (x) Section 2.21, (y) Section 2.04(b), to the extent such Principal Collections are distributed from the applicable Principal Collection Account on a Payment Date, or (z) Section 2.04(c), to the extent such Principal Collections are distributed from the applicable Principal Collection Account on a date other than a Payment Date; or (ii) if the applicable Borrower does not request or requests but does not receive the prior written consent of the Administrative Agent for any such sale, then all of the Principal Collections received by such Borrower from such sale shall be applied as Designated Sale Proceeds to reduce Advances Outstanding in accordance with Section 2.04(b), to the extent such Principal Collections are distributed from the applicable Principal Collection Account on a Payment Date, or

68 Section 2.04(c), to the extent such Principal Collections are distributed from the applicable Principal Collection Account on a date other than a Payment Date. (d) Lien Release Dividend. Notwithstanding any provision contained in this Agreement to the contrary, provided no Event of Default has occurred and is continuing and no Unmatured Event of Default exists, on a Lien Release Dividend Date, any Borrower may dividend to the Equityholder a portion of those Loan Assets that were originated or acquired by such Borrower, or portions thereof (each, a “Lien Release Dividend”), subject to the following terms and conditions, as certified by the Borrower to the Administrative Agent (with a copy to the Collateral Agent and the Account Bank): (i) The applicable Borrower shall have given the Administrative Agent, with a copy to the Collateral Agent and the Account Bank, at least five Business Days’ prior written notice requesting that the Administrative Agent consent to the effectuation of a Lien Release Dividend, in the form of Exhibit J hereto (a “Notice and Request for Consent”), which each such consent shall be given in the sole and absolute discretion of the Administrative Agent; (ii) On any Lien Release Dividend Date, no more than four Lien Release Dividends shall have been made during the 12-month period immediately preceding the proposed Lien Release Dividend Date; (iii) After giving effect to the Lien Release Dividend on the Lien Release Dividend Date, (A) no Borrowing Base Deficiency, Event of Default or Unmatured Event of Default shall exist, (B) the representations and warranties contained in Sections 4.01, 4.02 and 4.03 hereof shall continue to be correct in all material respects, except to the extent relating to an earlier date and except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifiers which representation and warranties shall be true and correct in all respects, (C) the eligibility of any Loan Asset remaining as part of the Collateral Portfolio after the Lien Release Dividend will be redetermined as of the Lien Release Dividend Date, (D) no claim shall have been asserted or proceeding commenced challenging the enforceability or validity of any of the Required Loan Documents and (E) there shall have been no Material Adverse Effect as to the Servicer or the Borrower; (iv) Such Lien Release Dividend must be in compliance with Applicable Law and may not (A) be made with the intent to hinder, delay or defraud any creditor of the Borrower or (B) leave the applicable Borrower, immediately after giving effect to the Lien Release Dividend, not Solvent; (v) On or prior to the Lien Release Dividend Date, the applicable Borrower shall have (A) delivered to the Administrative Agent, with a copy to the Collateral Agent and the Account Bank, a list specifying all Loan Assets or portions thereof to be transferred pursuant to such Lien Release Dividend and the Administrative Agent shall have approved the same in its sole discretion and (B) obtained all authorizations, consents and approvals required to effectuate the Lien Release Dividend;

69 (vi) A portion of a Loan Asset may be transferred pursuant to a Lien Release Dividend; provided that (A) such transfer does not have an adverse effect on the portion of such Loan Asset remaining as a part of the Collateral Portfolio, any other aspect of the Collateral Portfolio, the Lender, the Administrative Agent or any other Secured Party and (B) a new promissory note (other than with respect to a Noteless Loan Asset) for the portion of the Loan Asset remaining as a part of the Collateral Portfolio has been executed, and the original thereof has been endorsed to the Collateral Agent and delivered to the Collateral Custodian; (vii) Each Loan Asset, or portion thereof, as applicable, shall be transferred at a value equal to the Outstanding Balance thereof, exclusive of any accrued and unpaid Interest or Accreted Interest thereon; (viii) The applicable Borrower shall deliver a Borrowing Base Certificate (including a calculation of the Borrowing Base after giving effect to such Lien Release Dividend) to the Administrative Agent; (ix) The Borrowers shall have paid in full an aggregate amount equal to the sum of all amounts due and owing to the Administrative Agent, the Lender, the Collateral Agent, the Account Bank or the Collateral Custodian, as applicable, under this Agreement and the other Transaction Documents, to the extent accrued to such date (including without limitation Breakage Fees) with respect to the Loan Assets to be transferred pursuant to such Lien Release Dividend and incurred in connection with the transfer of such Loan Assets pursuant to such Lien Release Dividend; (x) No selection procedures adverse to the interests of the Administrative Agent or the Lender were utilized by the Borrower and the Servicer in the selection of the Loan Assets to subject to the Lien Release Dividend; and (xi) Subject to Section 11.07, the Borrowers and the Servicer (on behalf of the Borrowers) shall pay the reasonable legal fees and expenses of the Administrative Agent, the Lender, the Collateral Agent, the Account Bank and the Collateral Custodian in connection with any Lien Release Dividend (including, but not limited to, expenses incurred in connection with the release of the Lien of the Collateral Agent, on behalf of the Secured Parties, and any other party having an interest in the Loan Assets in connection with such Lien Release Dividend). (e) Repurchase or Substitution of Warranty Loan Assets. If on any day a Loan Asset is (or becomes) a Warranty Loan Asset, no later than 30 days following the earlier of knowledge by the applicable Borrower of such Loan Asset becoming a Warranty Loan Asset, as applicable, or receipt by the applicable Borrower from the Administrative Agent or the Servicer of written notice thereof, such Borrower shall either: (i) make a deposit to the applicable Principal Collection Account (as Principal Collections for allocation pursuant to Section 2.04) in immediately available funds in an amount equal to the sum of (x) the initial Assigned Value with respect to such

70 Loan Asset multiplied by the Outstanding Balance of such Loan Asset and (y) any expenses or fees with respect to such Loan Asset and costs and damages incurred by the Administrative Agent or by the Lender in connection with any violation by such Loan Asset of any predatory or abusive lending law which is an Applicable Law (a notification regarding the amount of such expenses or fees to be provided by the Administrative Agent to the applicable Borrower); provided that, solely with respect to this clause (i), the Administrative Agent shall have the right to reasonably determine whether the amount so deposited is sufficient to satisfy the foregoing requirements; or (ii) with the prior written consent of the Administrative Agent, in its sole discretion, substitute for such Warranty Loan Asset, as applicable, a Substitute Eligible Loan Asset. Upon confirmation of the deposit of the amounts set forth in Section 2.07(e)(i) into the applicable Principal Collection Account or the delivery by the applicable Borrower of a Substitute Eligible Loan Asset for each Warranty Loan Asset (the date of such confirmation or delivery, the “Release Date”), such Warranty Loan Asset and related Portfolio Assets shall be removed from the Collateral Portfolio and, as applicable, the Substitute Eligible Loan Asset and related Portfolio Assets shall be included in the Collateral Portfolio. On the Release Date of each Warranty Loan Asset, the Collateral Agent, for the benefit of the Secured Parties, shall automatically and without further action be deemed to be released to the applicable Borrower, without recourse, representation or warranty, all the right, title and interest and any Lien of the Collateral Agent, for the benefit of the Secured Parties in, to and under the Warranty Loan Asset, and, in each case, any related Portfolio Assets and all future monies due or to become due with respect thereto. (f) Conditions to Sales, Substitutions and Repurchases. Any sales, substitutions or repurchases effected pursuant to Sections 2.07(a), (b), (c) (e) or (g) shall be subject to the satisfaction of the following conditions (as certified in writing to the Administrative Agent and Collateral Agent by the applicable Borrower, with a copy to the Account Bank): (i) the applicable Borrower shall deliver a Borrowing Base Certificate to the Administrative Agent in connection with such sale, substitution or repurchase; (ii) the applicable Borrower shall deliver a list of all Loan Assets to be sold, substituted or repurchased; (iii) no selection procedures adverse to the interests of the Administrative Agent or the Lender were utilized by the applicable Borrower and the Servicer in the selection of the Loan Assets to be sold, repurchased or substituted; (iv) the applicable Borrower shall give prior notice to the Administrative Agent of such sale (other than in the case of an Optional Sale), substitution or repurchase; (v) the applicable Borrower shall notify the Administrative Agent of any amount to be deposited into the applicable Principal Collection Account in connection with any sale, substitution or repurchase;

71 (vi) reserved; (vii) any repayment of Advances Outstanding in connection with any sale, substitution or repurchase of Loan Assets hereunder shall comply with the requirements set forth in Section 2.18; (viii) subject to Section 11.07, the applicable Borrower and the Servicer (on behalf of such Borrower) shall pay the reasonable legal fees and expenses of the Administrative Agent, the Lender, the Collateral Agent, the Collateral Administrator, the Collateral Custodian and the Account Bank in connection with any such sale, substitution or repurchase (including, but not limited to, expenses incurred in connection with the release of the Lien of the Collateral Agent on behalf of the Secured Parties in connection with such sale, substitution or repurchase); and (ix) other than in the case of Section 2.07(e) and solely in the event that Nuveen Churchill Direct Lending Corp. or an Affiliate is no longer the Servicer and the Facility Maturity Date has not yet occurred, the applicable Borrower shall have consented to such sale or substitution. (g) Affiliate Transactions. (i) Notwithstanding anything to the contrary set forth herein or in any other Transaction Document, the Equityholder (or an Affiliate thereof) or any Borrower shall be permitted to acquire from any other Borrower and any Borrower shall be permitted to transfer to the Equityholder (or to an Affiliate thereof) or any other Borrower, and the Equityholder or any Affiliates thereof or any Borrower, as applicable, shall have a right or ability to purchase, the Loan Assets; provided that, any transfer between Borrowers shall be accomplished by a Borrower-to-Borrower Transfer pursuant to clause (ii) below; provided, further that, other than with respect to any Borrower-to-Borrower Transfer, such acquisition, transfer or purchase (i) is not prohibited by Section 2.07(h) is in compliance with all provisions relating to sales hereunder, including Section 2.07(f) and (ii) in sales on an arms’ length basis and for fair market value or at a price specified herein; provided further that, other than with respect to any Borrower-to-Borrower Transfer, (x) the proceeds of such sale shall be deposited into the applicable Principal Collection Account to be disbursed in accordance with Section 2.04, and (y) no event has occurred and is continuing, or would result from such sale, which constitutes an Event of Default and no event has occurred and is continuing, or would result from such sale, which constitutes an Unmatured Event of Default or a Borrowing Base Deficiency unless such Borrowing Base Deficiency would be cured as a result of the sale. For the avoidance of doubt, nothing in this clause (g) shall prohibit a Borrower from transferring or distributing its Loan Assets to the Equityholder or Affiliates, as applicable, in accordance with Sections 2.07(a), (c), (d) or (e) and subject to the limitations, if applicable, of Section 2.07(h). (ii) Notwithstanding anything to the contrary set forth herein or in any other Transaction Document, any Borrower shall, subject to the following sentence, be permitted to acquire from any other Borrower and any Borrower shall be permitted to

72 transfer to any other Borrower, and such Borrower shall have the right or ability to purchase, Loan Assets, by way of the transferring Borrower distributing such Loan Assets to the Equityholder and the Equityholder contributing such Loan Assets to the acquiring Borrower pursuant to a Contribution Agreement (any such transfer pursuant to this clause (ii), including the intermediate transfer from the transferring Borrower to the Equityholder, a “Borrower-to-Borrower Transfer”). Upon request of the Administrative Agent, the Borrower shall be required to deliver to the Administrative Agent a favorable Opinion of Counsel of counsel to the Borrowers, acceptable to the Administrative Agent and addressed to the Administrative Agent, the Lender and the Collateral Agent, that the contribution pursuant to the Contribution Agreement in connection with a Borrower-to-Borrower Transfer would be deemed to be a true contribution in a proceeding under the Bankruptcy Code. (h) Limitations on Sales, Substitutions and Repurchases. Other than (A) with respect to any sale, substitution or repurchase between Borrowers and (B) solely for purposes of clauses (i), (ii) and (iii) below, any sales of assets from the Borrowers to the Equityholder after the A&R Effective Date and on or prior to the date of the first Permitted Securitization after the A&R Effective Date in connection with such Permitted Securitization: (i) the Outstanding Balance of all Loan Assets (excluding Defaulted Loan Assets and Warranty Loan Assets removed from the Collateral Portfolio pursuant to Section 2.07(c) or (e)) substituted pursuant to Section 2.07(a), sold pursuant to Sections 2.07(b), (c) and (g) or released pursuant to Section 2.07(d) during any 12-month period (or such lesser number of months as shall have elapsed as of such date of determination) shall not exceed 20% of the highest aggregate Outstanding Balance of all Loan Assets at any time during such 12-month period; (ii) the Outstanding Balance of all Defaulted Loan Assets (other than Warranty Loan Assets removed from the Collateral Portfolio pursuant to Section 2.07(e)) substituted pursuant to Section 2.07(a), sold pursuant to Sections 2.07(c) and (g) or released pursuant to Section 2.07(d) during any 12-month period (or such lesser number of months as shall have elapsed as of such date of determination) shall not exceed 15% of the highest aggregate Outstanding Balance of all Loan Assets at any time during such 12-month period; and (iii) with respect to any sale or transfer of any Loan Asset from a Borrower to an Affiliate of such Borrower (other than another Borrower) (including, for the avoidance of doubt under Sections 2.07(b), (c), (d) and (g) hereunder), consent of the Administrative Agent shall be required for any such sale or transfer unless the aggregate proceeds of such sale or transfer will be greater than or equal to the aggregate Adjusted Borrowing Value of such Loan Asset being sold or transferred.

73 (i) Limitations on Sales to Affiliates. In addition to any limitations set forth in clause (h) above, with respect to any Borrower, the aggregate Outstanding Balance of all Transferred Loan Assets (excluding any Loan Assets sold or transferred in connection with a Permitted Securitization) sold or otherwise transferred pursuant to this Section 2.07 by such Borrower to the Equityholder and/or its Affiliates, including any Transferred Loan Assets substituted pursuant to Section 2.07(b), at all times after the A&R Effective Date shall not exceed 20% of the Net Purchased Loan Balance. SECTION 2.08 Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Borrowers or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 5:00 p.m. (New York City time) on the day when due in Dollars in immediately available funds to the applicable Collection Account or such other account as is designated by the Administrative Agent. The Borrowers or the Servicer, as applicable, shall, to the extent permitted by Applicable Law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder (taking into account any grace period provided for herein related to such payments) to any of the Secured Parties hereunder at an interest rate of 2.00% per annum above the Base Rate (other than with respect to any Advances Outstanding, which shall accrue at the SOFR Yield Rate or Base Rate Yield Rate, as applicable), payable on demand, from the date of such nonpayment until such amount is paid in full (as well after as before judgment); provided that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Any Obligation hereunder shall not be reduced by any distribution of any portion of Available Collections if at any time such distribution is rescinded or required to be returned by the Lender to the Borrowers or any other Person for any reason. Each SOFR Advance shall accrue interest at the applicable SOFR Yield Rate for such SOFR Advance during each applicable Interest Period. All computations of interest and all computations with respect to the Yield, the SOFR Yield and the SOFR Yield Rate with respect to SOFR Advances shall be computed on the basis of a year of 360 days for the actual number of days elapsed. Payments of Yield with respect to each SOFR Advance shall be payable on each Payment Date on which an Interest Period for such SOFR Advance ends. Each Base Rate Advance shall accrue interest at the Base Rate Yield Rate for each day beginning on, and including, the Advance Date or Conversion Date, as applicable, with respect to such Base Rate Advance and ending on, but excluding, the Conversion Date for such Base Rate Advance or the date such Base Rate Advance is repaid in full at the Base Rate Yield Rate. All computations of interest and all computations with respect to the Yield with respect to Base Rate Advances shall be computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed. Payments of Yield with respect to Base Rate Advances shall be payable on each Payment Date. (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield or any fee payable hereunder, as the case may be. (c) If any Advance requested by a Borrower and approved by the Lender and the Administrative Agent pursuant to Section 2.02 is not made or effectuated, as the case may be, on the date specified therefor, whether due to the conditions to such Advance not being satisfied

74 or due to such Borrower failing to accept such Advance, the Borrowers shall indemnify the Lender against any loss, cost or expense incurred by the Lender related thereto (other than any such loss, cost or expense solely due to the gross negligence or willful misconduct or failure to fund such Advance on the part of the Lender, the Administrative Agent or an Affiliate thereof), including without limitation any loss (including cost of funds and reasonable and documented out-of-pocket expenses, but excluding lost profits) cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund Advances or maintain the Advances Outstanding. The Lender shall provide to the Borrowers documentation setting forth the amounts of any loss, cost or expense referred to in the previous sentence, such documentation to be conclusive absent manifest error. SECTION 2.09 Fees. The Borrowers shall pay to the Lender (either directly or through the Administrative Agent) and the Administrative Agent certain fees in the amounts and on the dates set forth in the SMBC Fee Letter. SECTION 2.10 Increased Costs; Capital Adequacy. (a) If, due to either (i) the introduction of or any change following the Closing Date (including without limitation any change by way of imposition or increase of reserve requirements) in or in the interpretation, administration or application following the Closing Date of any Applicable Law (including without limitation any law or regulation resulting in any interest payments paid to the Lender under this Agreement being subject to any Tax, except for Taxes on the overall net income of the Lender), in each case whether foreign or domestic or (ii) the compliance with any guideline or request following the Closing Date from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Administrative Agent, the Lender or any Affiliate, participant (provided that a participant shall not be entitled to receive any greater payment under this Section 2.10 than the Lender would have been entitled to receive with respect to the participation sold to such participant), successor or assign thereof (each of which shall be an “Affected Party”) of agreeing to make or making, funding or maintaining any Advance (or any reduction of the amount of any payment (whether of principal, interest, fee, compensation or otherwise) to any Affected Party hereunder), as the case may be, or there shall be any reduction in the amount of any sum received or receivable by an Affected Party under this Agreement, the Borrowers shall, from time to time, after written demand by the Administrative Agent (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for such demand), on behalf of such Affected Party, pay to the Administrative Agent, on behalf of such Affected Party, additional amounts sufficient to compensate such Affected Party for such increased costs or reduced payments in accordance with the priority of payments set forth in Section 2.04; provided that the amounts payable under this Section 2.10 shall be without duplication of amounts payable under Section 2.11 and shall not include any Excluded Taxes. (b) If either (i) the introduction of or any change following the Closing Date in or in the interpretation, administration or application following the Closing Date of any law, guideline, rule or regulation, directive or request or (ii) the compliance by any Affected Party with any law, guideline, rule, regulation, directive or request following the Closing Date, from any central bank, any Governmental Authority or agency, including, without limitation, compliance

75 by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party, as a consequence of its obligations hereunder or any related document or arising in connection herewith or therewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy), by an amount deemed by such Affected Party to be material, then, from time to time, after demand by such Affected Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for such demand), the Borrowers shall pay the Administrative Agent on behalf of such Affected Party such additional amounts as will compensate such Affected Party for such reduction in accordance with the priority of payments set forth in Section 2.04. (c) In determining any amount provided for in this Section 2.10, the Affected Party may use any reasonable averaging and attribution methods. The Administrative Agent, on behalf of any Affected Party making a claim under this Section 2.10, shall submit to the Borrowers a certificate setting forth in reasonable detail the basis for and the computations of such additional or increased costs, which certificate shall be conclusive absent manifest error. (d) Failure or delay on the part of any Affected Party to demand compensation pursuant to this Section 2.10 shall not constitute a waiver of such Affected Party’s right to demand or receive such compensation; provided that the Borrowers shall not be required to compensate such Affected Party pursuant to this Section 2.10 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Affected Party notifies the Borrowers of any change set forth in clauses (a) and (b) above giving rise to such increased costs or reductions and of such Affected Party’s intention to claim compensation therefor (except that, if such change giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). (e) If at any time the Borrowers shall be liable for the payment of any additional amounts in accordance with this Section 2.10, then the Borrowers shall have the option to terminate this Agreement (in accordance with the provisions of Section 2.18(b)); provided that such option to terminate shall in no event relieve the Borrowers of paying any amounts owing pursuant to this Section 2.10 in accordance with the terms hereof. (f) Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) all requests, rules, guidelines or directives promulgated by the Account Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, and (iii) all rules and regulations promulgated thereunder or issued in connection therewith shall be deemed to have been introduced after the Closing Date, thereby constituting a change for which a claim for increased costs or additional amounts may be made hereunder with respect to the Affected Parties, regardless of the date enacted, adopted or issued. SECTION 2.11 Taxes.

76 (a) All payments made by the Borrowers or made by the Servicer on behalf of the Borrowers under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, except as required by law. If any Non-Excluded Taxes are required to be withheld from any amounts payable to any Affected Party, then the amount payable to such Person will be increased (the amount of such increase, the “Additional Amount”) such that every net payment made under this Agreement after withholding for or on account of any Non-Excluded Taxes (including without limitation any Non-Excluded Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been made. (b) The Borrowers will indemnify, from funds available to it pursuant to Section 2.04 (and, to the extent the funds available for indemnification provided by the Borrowers are insufficient, the Servicer, on behalf of the Borrowers, will indemnify) each Affected Party for the full amount of Non-Excluded Taxes payable by such Person in respect of Additional Amounts and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. All payments in respect of this indemnification shall be made in accordance with the priority of payments set forth in Section 2.04. (c) Within 30 days after the date of any payment by the Borrowers or by the Servicer on behalf of the Borrowers of any Non-Excluded Taxes, the Borrowers or the Servicer, as applicable, will furnish to the Administrative Agent at the applicable address set forth on this Agreement, appropriate evidence of payment thereof, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Each Lender shall deliver to the Borrowers, with a copy to the Administrative Agent, on or prior to the date that such Lender becomes a Lender under this Agreement whichever of the following is applicable: (A) in the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest hereunder, executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) an executed original of IRS Form W-8ECI; (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or

77 (D) to the extent a Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner. (E) A duly completed copy of Internal Revenue Service Form W-9 (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Law) as will enable the Borrowers and the Administrative Agent to determine whether such Lender is exempt from or subject to backup withholding or information reporting requirements. The Lender shall deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient), at the time or times reasonably requested by the Borrowers or the Administrative Agent, executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made. The Lender agrees that if any form or certification it previously delivered pursuant to this Section 2.11(d) or (e) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so. (e) The Lender shall deliver to the Borrowers and Administrative Agent documentation reasonably requested by the Borrowers and Administrative Agent sufficient for the Borrowers and Administrative Agent to comply with their obligations under FATCA and to determine that the Lender has complied with such applicable reporting requirements. (f) If the Administrative Agent or the Lender determines, in its sole discretion exercised in good faith, that it has received a refund or credit (in lieu of such refund) of any amounts as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 2.11, it shall pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 2.11 with respect to the amounts giving rise to such refund), together with any interest paid by the relevant Governmental Authority with respect to such refund; provided that the Borrowers, upon the request of the Administrative Agent or the Lender, agree to repay as soon as reasonably practicable the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or the Lender in the event the Administrative Agent or the Lender is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent or the Lender to make available its Tax returns or

78 its books or records (or any other information relating to its Taxes that it deems confidential) to the Borrowers or any other Person. (g) The Borrowers and the Servicer shall timely pay, or at the option of the Lenders and Administrative Agent timely reimburse the Lenders and Administrative Agent for the payment of, any and all stamp, sales, excise and other Taxes and fees payable or determined to be payable to any Governmental Authority in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any other Transaction Document or the funding or maintenance of Advances hereunder except any such Taxes imposed with respect to an assignment that are imposed as a result of a present or former connection between the Administrative Agent, the Lender, or any other recipient of any payment to be made hereunder and such jurisdiction imposing such a Tax. Without prejudice to the survival of any other agreement of the Borrowers and the Servicer hereunder, the agreements and obligations of the Borrowers, the Servicer, the Administrative Agent and the Lender contained in this Section 2.11 shall survive the termination of this Agreement. SECTION 2.12 Collateral Assignment of Agreements. Each Borrower hereby collaterally assigns to the Collateral Agent, for the benefit of the Secured Parties, all of such Borrower’s right and title to and interest in, to and under (but not any obligations under) the underlying sale agreement pursuant to which such Borrower purchases the Loan Assets, the Loan Agreements related to each Loan Asset, all other agreements, documents and instruments evidencing, securing or guarantying any Loan Asset and all other agreements, documents and instruments related to any of the foregoing but excluding any Excluded Amounts or Retained Interest (the “Assigned Documents”). In furtherance and not in limitation of the foregoing, each Borrower hereby collaterally assigns to the Collateral Agent, for the benefit of the Secured Parties, its right to indemnification under the applicable underlying sale agreement pursuant to which such Borrower purchases the Loan Assets; provided that, unless an Event of Default shall have occurred and be continuing, such Borrower shall have the sole right to enforce such Borrower’s rights and remedies under the applicable underlying sale agreement pursuant to which such Borrower purchases the Loan Assets for the benefit of the Secured Parties. The parties hereto agree that such collateral assignment to the Collateral Agent, for the benefit of the Secured Parties, shall terminate upon the Collection Date. SECTION 2.13 Grant of a Security Interest. To secure the prompt, complete and indefeasible payment in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations and the performance by each Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, each Borrower hereby (a) collaterally assigns and pledges to the Collateral Agent, on behalf of the Secured Parties, and (b) grants a security interest to the Collateral Agent, on behalf of the Secured Parties, in all of such Borrower’s right, title and interest in, to and under (but none of the obligations under) all of the Collateral Portfolio, whether now existing or hereafter arising or acquired by such Borrower, and wherever the same may be located. For the avoidance of doubt, the Collateral Portfolio shall not include any Excluded Amounts, and such Borrower does not

79 hereby assign, pledge or grant a security interest in any such amounts. Anything herein to the contrary notwithstanding, (a) such Borrower shall remain liable under the Collateral Portfolio to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent, for the benefit of the Secured Parties, of any of its rights in the Collateral Portfolio shall not release such Borrower from any of its duties or obligations under the Collateral Portfolio, and (c) none of the Administrative Agent, the Collateral Agent, the Lender (including without limitation its successors and assigns) or any Secured Party shall have any obligations or liability under the Collateral Portfolio by reason of this Agreement, and none of the Administrative Agent, the Collateral Agent or the Lender (including its successors and assigns) nor any Secured Party be obligated to perform any of the obligations or duties of such Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Each Borrower authorizes the Collateral Agent to file all such financing statements and amendments thereto pursuant to the UCC or other notices appropriate under applicable law, as the Collateral Agent may require, each in form satisfactory to the Collateral Agent. Such financing statements and amendments may contain a description of the Collateral Portfolio as set forth herein or in any generic manner and may describe the Collateral Portfolio as “all assets” or words of similar effect. SECTION 2.14 Evidence of Debt. The Administrative Agent shall maintain, solely for this purpose as the agent of the Borrowers, at its address set forth in Section 11.02 (or such other address as the Administrative Agent may designate in writing to the other parties to this Agreement) a copy of each assignment and acceptance agreement and participation agreement delivered to and accepted by it and a register for the recordation of the names and addresses and interests of the Lenders (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and each Lender shall treat each Person whose name is recorded in the Register as a Lender under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers, the Account Bank or any Lender at any reasonable time and from time to time upon reasonable prior notice. SECTION 2.15 Survival of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Sections 4.01, 4.02 and 4.03 are made and are true, complete and correct in all material respects on the date of this Agreement and on each Advance Date unless such representations and warranties are made as of a specific date and except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifiers which representation and warranties shall be true and correct in all respects. SECTION 2.16 Release of Loan Assets. (a) The Borrowers may obtain the release of (i) any Loan Asset (and the related Portfolio Assets pertaining thereto) released pursuant to a Lien Release Dividend, sold or substituted in accordance with the applicable provisions of Section 2.07 or liquidated in accordance with Sections 6.05 and 12.08(a), (ii) any Loan Assets (and the related Portfolio Assets pertaining thereto) held by any Borrower or any Subsidiary of any Borrower, in each case that is the issuer of a Permitted Securitization, so long as (x) the applicable Borrower shall have given

80 the Administrative Agent (with a copy to the Collateral Agent and the Account Bank) at least 30 days’ prior written notice of its intent to effect a Permitted Securitization, unless such 30 days’ notice requirement is waived or reduced by the Administrative Agent and the Administrative Agent (in its sole discretion) shall have consented in writing thereto; and the Administrative Agent shall have consented in writing in its sole discretion to such Permitted Securitization, such consent not to be unreasonably withheld, unless such Permitted Securitization is arranged by SMBC, in which case such consent shall be deemed to be given, (y) no Event of Default has occurred and is continuing, or would result from such release, and no Borrowing Base Deficiency or Unmatured Event of Default exists or would result from such release (after giving effect to any deposit made pursuant to clause (z) below, and (z) not later than the date of such release, the applicable Borrower shall have deposited into the applicable Principal Collection Account, in immediately available funds, an amount at least equal to the sum of (I) the product, for each such Loan Asset being released, of the Adjusted Borrowing Value of such Loan Asset multiplied by the Applicable Percentage for such Loan Asset as of such date, and (II) the expenses or fees incurred by the Administrative Agent or by the Lender in connection with such release; and (iii) any Collateral Portfolio that expires by its terms and all amounts in respect thereof (other than contingent and unasserted expense reimbursement or indemnification obligations) then due and owing thereunder have been paid in full by the related Obligor and deposited in the applicable Collection Account. The Collateral Agent, for the benefit of the Secured Parties, shall, at the sole expense of the Servicer and at the direction of the Administrative Agent, execute such documents and instruments of release as may be prepared by the Servicer on behalf of the Borrowers, give notice of such release to the Collateral Custodian (in the form of Exhibit M) (unless the Collateral Custodian and the Collateral Agent are the same Person) and take other such actions as shall reasonably be requested by the Borrowers to effect such release of the Lien created pursuant to this Agreement. Upon receiving such notification by the Collateral Agent as described in the immediately preceding sentence, if applicable, the Collateral Custodian shall deliver to the Borrower (or its designee) the Required Loan Documents relating to the Loan Asset subject to such release within two Business Days of receipt of such notification and request. (b) Upon the occurrence of the Collection Date, the respective remaining interests in the Portfolio Assets of each Lender, the Administrative Agent and the other Secured Parties shall be automatically released to the applicable Borrower, for no consideration but at the sole expense of such Borrower, their respective remaining interests in the Portfolio Assets, free and clear of any Lien resulting solely from an act by the Collateral Agent, the Lender, the Administrative Agent or any other Secured Party, but without any other representation or warranty, express or implied, by or recourse against the Lender or the Administrative Agent. SECTION 2.17 Treatment of Amounts Received by the Borrowers. Amounts received by the Borrowers in connection with sales and substitutions of Loan Assets pursuant to Section 2.07 on account of such Loan Assets shall be treated as payments of Principal Collections or Interest Collections, as applicable, on Loan Assets hereunder. SECTION 2.18 Prepayment; Termination. (a) Except as expressly permitted or required herein, including without limitation any application of proceeds pursuant to Section 2.07 or any other repayment necessary

81 to cure a Borrowing Base Deficiency, Advances Outstanding may only be reduced in whole or in part at the option of the Borrowers at any time by delivering a Notice of Reduction (which notice shall include a Borrowing Base Certificate) to the Administrative Agent and the Collateral Agent (with a copy to the Account Bank, Collateral Administrator and Collateral Custodian) at least three Business Days prior to such reduction. Upon any prepayment, the Borrowers shall also pay in full any applicable Breakage Fees and other accrued and unpaid costs and expenses of the Administrative Agent and the Lender related to such prepayment, provided that no reduction in Advances Outstanding shall be given effect unless (i) sufficient funds have been remitted to make the amount of such payment in full, as determined by the Administrative Agent, in its sole discretion and (ii) no event would result from such prepayment which would constitute an Event of Default or an Unmatured Event of Default. The Administrative Agent shall apply amounts received from the Borrowers pursuant to this Section 2.18(a) to the payment of any Breakage Fees, to the pro rata reduction of the Advances Outstanding and to the payment of any accrued and unpaid costs and expenses of the Administrative Agent and the Lender related to such prepayment and required to be paid hereunder. Any notice relating to any repayment pursuant to this Section 2.18(a) shall be irrevocable; provided that any such notice in connection with a refinancing in full of the Advances Outstanding and the termination of this Agreement and all Obligations hereunder, may state that such notice is conditioned upon the effectiveness of other events, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. (b) (i) The Borrowers may, at their option, after providing three (3) Business Days’ prior written notice of its intention to do so, terminate this Agreement and the other Transaction Documents upon indefeasible payment in full of all Advances Outstanding, all accrued and unpaid Yield, any Breakage Fees, all accrued and unpaid costs and expenses of the Collateral Agent, the Administrative Agent and the Lender and all other Obligations (other than unmatured contingent indemnification and expense reimbursement obligations) and (ii) the Borrowers may permanently reduce the Maximum Facility Amount to an amount at any time that is not less than $150,000,000 upon delivery of a Notice of Reduction at least one Business Day prior to such reduction; provided that no Borrowing Base Deficiency, Event of Default or Unmatured Event of Default would result from such reduction in the Maximum Facility Amount. Any termination of this Agreement shall be subject to Section 11.05. SECTION 2.19 Extension of Stated Maturity Date and Reinvestment Period. (a) The Borrowers may, from time to time, make a request to the Administrative Agent to extend the date set forth in clause (a) of the definition of “Reinvestment Period” (as revised by all prior Reinvestment Period Extensions) for an additional periods of up to one-year (but not less than six months) increments (any such extension, a “Reinvestment Period Extension”). Such date may be extended by up to one year (but not less than six months) upon the mutual agreement among the Administrative Agent, SMBC (so long as SMBC is the Collateral Agent, the Lender or the Replacement Servicer) for each such Reinvestment Period Extension, the Borrowers and the Servicer. Each Borrower confirms that SMBC (so long as SMBC is the Collateral Agent, the Lender or the Replacement Servicer) or the Administrative Agent, each in its sole and absolute discretion, without regard to the value or performance of the Loan Assets or

82 any other factor, may elect not to extend the date set forth in clause (a) of the definition of “Reinvestment Period”. (b) From time to time, in connection with any Reinvestment Period Extension, the Borrowers may make a request to the Administrative Agent to extend the date set forth in the definition of “Stated Maturity Date” for an additional period not to exceed one year (but not less than six months). The Stated Maturity Date may be extended by up to one year (but not less than six months) by mutual agreement among the Administrative Agent, SMBC (so long as SMBC is the Collateral Agent, the Lender or the Replacement Servicer), the Borrowers and the Servicer (such extension, a “Stated Maturity Extension”). Following the initial Stated Maturity Extension, the Borrowers may, in connection with any Reinvestment Period Extension, make a request for an additional Stated Maturity Extension to the Administrative Agent. The Stated Maturity Date (as revised by each Stated Maturity Extension) may be extended by up to one year (but not less than six months) upon the mutual agreement among the Administrative Agent, SMBC (so long as SMBC is the Collateral Agent, the Lender or the Replacement Servicer), the Borrowers and the Servicer, and the payment of the Borrowers of the applicable Extension Fee. Each Borrower confirms that SMBC (so long as SMBC is the Collateral Agent, the Lender or the Replacement Servicer) or the Administrative Agent, each in its sole and absolute discretion, without regard to the value or performance of the Loan Assets or any other factor, may elect not to extend the Stated Maturity Date. SECTION 2.20 Collections and Allocations. (a) The Account Bank with the assistance and cooperation of the Servicer shall promptly identify all Available Collections received in the Collection Accounts as being on account of Interest Collections or Principal Collections and shall segregate all Principal Collections and Interest Collections and transfer the same to the applicable Principal Collection Account and the applicable Interest Collection Account, respectively. On or prior to the Cut-Off Date with respect to any Loan Asset, the applicable Borrower (or the Servicer on such Borrower’s behalf) shall instruct the underlying administrative agents or paying agents on the underlying Loan Assets to deposit into the applicable Collection Account all Available Collections for such Eligible Loan Assets being transferred to and included as part of the Collateral Portfolio on such Cut-Off Date; provided that, to the extent the Servicer inadvertently receives any Available Collections directly, the Servicer shall transfer, or cause to be transferred, any such collections received directly by it to the applicable Collection Account by the close of business within two Business Days after such collections are received; provided further that the Servicer shall identify to the Administrative Agent, the Collateral Agent and the Account Bank any collections received directly by the Servicer as being on account of Interest Collections or Principal Collections. The Account Bank shall further provide to the Servicer, the Administrative Agent and the Collateral Agent a statement as to the amount of Principal Collections and Interest Collections on deposit in each Principal Collection Account and Interest Collection Account, as well as the amount on deposit in each Unfunded Exposure Account, no later than three Business Days after each Determination Date. (b) On the Cut-Off Date with respect to any Loan Asset, the Servicer will cause to be deposited (or instruct the underlying administrative agents or paying agents, as applicable,

83 to deposit) into the applicable Collection Accounts all Available Collections received in respect of Eligible Loan Assets being transferred to and included as part of the Collateral Portfolio on such date. (c) With the prior written consent of the Administrative Agent (a copy of which will be provided by the Servicer to the Collateral Agent), the Servicer may withdraw from any Collection Account any deposits thereto constituting Excluded Amounts if the Servicer has, prior to such withdrawal and consent, delivered to the Administrative Agent a report setting forth the calculation of such Excluded Amounts. (d) Prior to a Notice of Exclusive Control, the Servicer may, pursuant to written instruction (which may be in the form of standing instructions), or, if the Servicer fails to do so, the Administrative Agent may, direct the Account Bank to invest, or cause the investment of, funds on deposit in the Controlled Accounts in Permitted Investments (as designated by the Servicer), from the date of this Agreement until the Collection Date. Absent any such written instruction, such funds shall not be invested. A Permitted Investment acquired with funds deposited in any Collection Account shall mature not later than the Business Day immediately preceding any Payment Date (unless such Permitted Investment is issued by U.S. Bank or one or more of its Affiliates in its capacity as a banking institution, in which case such Permitted Investment may mature on such Payment Date), and shall not be sold or disposed of prior to its maturity unless the Servicer determines there is a substantial risk of material deterioration of such Permitted Investment, in its commercially reasonable discretion. A Permitted Investment acquired with funds deposited in any Principal Collection Account, Unfunded Exposure Account or Pre-Funded Loan Asset Account shall mature not later than the next Business Day succeeding the day of investment, and shall not be sold or disposed of prior to its maturity unless the Servicer determines there is a substantial risk of material deterioration of such Permitted Investment, in its commercially reasonable discretion. All such Permitted Investments shall be held by the Account Bank subject to the Lien of the Collateral Agent for the benefit of the Secured Parties; provided that compliance shall be the responsibility of the Borrower and the Servicer and not the Collateral Agent and the Account Bank. All income and gain realized from any such investment, as well as any interest earned on deposits in any Controlled Account shall be distributed in accordance with the provisions of Article II. The Borrowers (or the Servicer on their behalf) shall deposit in the applicable Collection Account, the applicable Pre-Funded Loan Asset Account or the applicable Unfunded Exposure Account, as the case may be (with respect to investments made hereunder of funds held therein), an amount equal to the amount of any actual loss incurred, in respect of any such investment, immediately upon realization of such loss. None of the Account Bank, the Collateral Agent, the Administrative Agent or the Lender shall be liable for the amount of any loss incurred, in respect of any investment, or lack of investment, of funds held in any Controlled Account other than, in the case of the Account Bank, with respect to any loss that directly results from the Account Bank’s failure to act as instructed by the Servicer or the Borrowers, which failure constitutes fraud, gross negligence or willful misconduct. The parties hereto acknowledge that the Account Bank, the Collateral Agent or any of their Affiliates may receive compensation with respect to the Permitted Investments.

84 (e) Until the Collection Date, neither the Borrowers nor the Servicer shall have any rights of direction or withdrawal, with respect to amounts held in any Controlled Account, except to the extent explicitly set forth in Section 2.04 or Section 2.21. SECTION 2.21 Reinvestment of Principal Collections. On the terms and conditions hereinafter set forth as certified in writing to the Collateral Agent and Administrative Agent (with a copy to the Account Bank), the Servicer may, to the extent of any Principal Collections (other than Designated Sale Proceeds) on deposit in any Principal Collection Account: (a) prior to the end of the Reinvestment Period, withdraw such funds for the purpose of reinvesting in additional Eligible Loan Assets to be acquired hereunder and to be included in the Collateral Portfolio; provided that the following conditions are satisfied: (i) all conditions precedent set forth in Section 3.04 have been satisfied or waived; (ii) no Event of Default has occurred and is continuing, or would result from such withdrawal and reinvestment, and no Unmatured Event of Default or Borrowing Base Deficiency exists or would result from such withdrawal and reinvestment; (iii) the representations and warranties contained in Sections 4.01, 4.02 and 4.03 hereof shall be correct in all material respects, except to the extent relating to an earlier date and except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifiers which representation and warranties shall be true and correct in all respects,; (iv) the Account Bank provides to the Administrative Agent by facsimile or email (to be received no later than 1:30 p.m. (New York City time) on that same day) a statement reflecting the total amount on deposit as of the opening of business on such day in the Principal Collection Accounts; (v) the Administrative Agent and the Account Bank shall have received a Disbursement Request and a Borrowing Base Certificate, each executed by the applicable Borrower and a Responsible Officer of the Servicer; (vi) such Loan Assets satisfies the Eligibility Criteria as set forth on Schedule III herein; and (vii) if such funds are to be withdrawn within three Business Days prior to any Payment Date or within three Business Days after notice of the application of Designated Sale Proceeds on any other date in accordance with Section 2.04(c), the Principal Collections on deposit in the Principal Collection Accounts are sufficient to be applied in the amounts designated in the related Servicing Report on each Payment Date in accordance with Section 2.04 and to be applied as Designated Sale Proceeds in the

85 amounts designated on any other date by notice to the Administrative Agent in accordance with Section 2.04(c); or (b) prior to the Facility Maturity Date, withdraw such funds for the purpose of making payments in respect of the Advances Outstanding at such time in accordance with and subject to the terms of Section 2.18(a). Upon the satisfaction (or waiver by the Administrative Agent) of the applicable conditions set forth in this Section 2.21 (as certified by the Borrowers to the Collateral Agent and the Administrative Agent (with a copy to the Account Bank)), the Servicer or the Collateral Agent (after delivery of a Notice of Exclusive Control) will instruct the Account Bank to release funds from such Principal Collection Account to the Servicer in an amount not to exceed the lesser of (A) the amount requested by the Servicer and (B) the amount on deposit in such Principal Collection Account on such day. SECTION 2.22 Incremental Facilities. (a) The Borrowers may, by written notice to the Administrative Agent and each Lender, elect to request, prior to the last day of the Reinvestment Period, an increase to the Maximum Facility Amount (any such increase, the “New Commitments”) by an amount with the consent of the Administrative Agent in its sole discretion and subject to any internal approvals; provided that, (i) following such New Commitments, the Maximum Facility Amount shall not exceed $350,000,000 and (ii) any New Commitment shall be in a minimum amount of $50,000,000. Such notice shall specify (i) the date (each, an “Increased Amount Date”) on which the Borrower proposes that the New Commitments shall be effective and approved in writing by the Administrative Agent and (ii) the identity of each Lender or other Person (each, an “Increasing Lender”) to whom the Borrowers propose any portion of such New Commitments be allocated and the amounts of such allocations (if then known). Subject to each Increasing Lender’s sole and absolute discretion, such New Commitments shall become effective as of such Increased Amount Date; provided that (A) no Unmatured Event of Default, Event of Default or Borrowing Base Deficiency shall exist on such Increased Amount Date before or after giving effect to such New Commitments; (B) the New Commitments shall be effected pursuant to an Assignment and Acceptance for each existing Lender (if applicable), or one or more Joinder Supplements for any new Lender executed and delivered by the Borrowers, such new Lender and the Administrative Agent, and each of which shall be recorded in the Register and each new Lender shall be subject to the requirements set forth in Section 2.10; (C) the Borrowers shall pay any required fees in connection with the New Commitments; (D) the Borrowers shall deliver or cause to be delivered any customary closing documents (substantially consistent with the applicable documents set forth in Section 3.01) reasonably requested by the Administrative Agent or an Increasing Lender in connection with any such transaction; and (E) the effectiveness of any allocation of New Commitments to a non-Lender shall be subject to the prior written consent of the Administrative Agent. Prior to the effectiveness of any such New Commitment, if requested by Administrative Agent or any Lender, the Borrowers shall execute and deliver to the applicable Lender a revised Variable Funding Note in an aggregate face amount equal to such Lender’s Commitment Percentage of the increased Maximum Facility Amount. The Borrowers confirm that each Lender,

86 in its sole and absolute discretion, without regard to the value or performance of the Advances or any other factor, may elect not to provide any New Commitment. (b) On any Increased Amount Date on which New Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each of the existing Lenders shall assign to each of the Increasing Lenders, and each of the Increasing Lenders shall purchase from each of the existing Lenders, at the principal amount thereof (together with accrued interest), such interests in the Advances Outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Advances will be held by existing Lenders and Increasing Lenders ratably in accordance with their Commitment Percentage after giving effect to the addition of such New Commitments to the Maximum Facility Amount, (ii) each Advance made under the New Commitment (a “New Advance”) shall be deemed, for all purposes, an Advance and (iii) each new Lender shall become a Lender with respect to the Advances all matters relating thereto. (c) The Administrative Agent shall notify the Lenders promptly upon receipt of the Borrowers’ notice of each Increased Amount Date and in respect thereof (i) the New Commitments and the Increasing Lenders and (ii) in the case of each notice to any Lender, the respective interests in such Lender’s Advances, in each case subject to the assignments contemplated by this Section 2.22. (d) Except for upfront fees payable to Lenders providing any New Commitment, the terms and provisions of the New Advances shall be identical to the Advances. Each Assignment and Acceptance or each Joinder Supplement, as applicable, may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Transaction Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, and consented to by the Borrowers (such consent not to be unreasonably withheld), to effect the provisions of this Section 2.22. SECTION 2.23 Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Transaction Document: (a) Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided by the Administrative Agent to the Lender without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders (if applicable). At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored,

87 the Borrowers may revoke any request for a borrowing of, conversion to or continuation of Advances to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrowers’ receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Advances. (b) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers, the Account Bank and the Lender of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, the Lender pursuant to this Section 2.23, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.23. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. SECTION 2.24 New Borrowers; Borrower Joinder Agreements. A Person (a “New Borrower”) may, from time to time, become a Borrower under this Agreement upon the satisfaction of the following conditions precedent:

88 (a) One hundred percent (100%) of its equity interests are owned by the Equityholder. (b) It complies and is capable of complying, on an ongoing basis, with all covenants and agreements of the Borrowers hereunder. (c) The Administrative Agent shall have received (each of the following documents being referred to herein as an “Additional Document”): (i) a joinder agreement substantially in the form of Exhibit Q (the “Borrower Joinder Agreement”), executed and delivered by a duly authorized officer of each then-existing Borrower, the New Borrower and the Administrative Agent, and acknowledged and accepted by the Collateral Manager and the Collateral Agent; (ii) for each Lender requesting the same, a Variable Funding Note of the New Borrower and conforming to the requirements of this Agreement and executed by a duly authorized officer of the New Borrower; and (iii) a Control Agreement duly executed by the New Borrower, the Collateral Agent and the Securities Intermediary. (d) The Administrative Agent shall have received on or before the date of the effectiveness of this Agreement the items listed in Schedule I-B hereto, each in form and substance reasonably satisfactory to the Administrative Agent. (e) The Administrative Agent shall have received all documentation and other information requested by the Administrative Agent in its reasonable discretion and/or required by regulatory authorities with respect to the Borrower and the Servicer under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, all in form and substance reasonably satisfactory to the Administrative Agent. (f) The Administrative Agent shall have consented, in its sole discretion, to the joinder of a New Borrower as a “Borrower” hereunder. (g) Any New Borrower, by executing a Borrower Joinder Agreement, shall be deemed to have agreed to and accepted the terms of the SMBC Fee Letter as an additional Borrower party thereto. SECTION 2.25 Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 11.01(a).

89 (ii) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 7.02(f) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrowers may request (so long as no Default or Event of Default exists (except to the extent caused by such Defaulting Lender, as determined by the Administrative Agent in its reasonable discretion)), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists (except to the extent caused by such Defaulting Lender, as determined by the Administrative Agent in its reasonable discretion), to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by a Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Advances of all applicable Non- Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender until such time as all Advances are held by the applicable Lenders pro rata in accordance with the Commitment Percentages. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) No Defaulting Lender shall be entitled to receive any Non-Usage Fee for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be, or retroactively become, required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) If the Borrowers and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held pro rata by the Lenders in accordance

90 with the Commitment Percentages, whereupon, such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III CONDITIONS PRECEDENT SECTION 3.01 Conditions Precedent to Effectiveness. (a) The amendment and restated of the Existing Agreement shall be effective upon satisfaction of the conditions precedent that: (i) the Administrative Agent shall have received on or before the A&R Effective Date, the items listed in Schedule I-A hereto, each in form and substance reasonably satisfactory to the Administrative Agent; (ii) no event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect on any Borrower or the Servicer since June 29, 2022; (iii) the results of Administrative Agent’s financial, legal, Tax and accounting due diligence relating to the Borrowers, the Equityholder, the Servicer, the Eligible Loan Assets to be included in the Collateral Portfolio on the A&R Effective Date and the transactions contemplated hereunder are satisfactory to Administrative Agent; (iv) the Administrative Agent shall have received approval from its internal credit committee and all other necessary approvals, as required by the Administrative Agent, in its sole discretion; and (v) any and all fees and expenses required to be paid on the A&R Effective Date pursuant to the Transaction Documents and that are invoiced not less than one Business Day prior to the A&R Effective Date shall have been paid in full. (b) By its execution and delivery of this Agreement, each of the Borrowers and the Servicer hereby certifies, and the Administrative Agent hereby acknowledges, that each of the conditions precedent to the effectiveness of this Agreement set forth in this Section 3.01 have been satisfied. SECTION 3.02 Conditions Precedent to All Advances. Each Advance to a Borrower from the Lender shall be subject to the further conditions precedent that:

91 (a) On the Advance Date of such Advance, the following statements shall be true and correct, and the Borrowers by accepting any amount of such Advance shall be deemed to have certified that: (i) the Servicer (on behalf of the Borrowers) shall have delivered to the Administrative Agent (with a copy to the Account Bank and, with respect to the Borrowing Base Certificate only, the Collateral Agent), with respect to SOFR Advances no later than 1:00 p.m. (New York City time) on the date that is three Business Days prior to the related Advance Date and with respect to Base Rate Advances no later than 1:00 p.m. (New York City time) on the date that is one Business Day prior to the related Advance Date: (A) a Notice of Borrowing, (B) a Borrowing Base Certificate and (C) a Loan Asset Schedule containing such additional information as may be reasonably requested by the Administrative Agent; (ii) in the case of any Advance made for the purpose of purchasing or originating Eligible Loan Assets, (A) the Servicer and the applicable Borrower (1) shall have caused the applicable Borrower to become the lender of record under the Eligible Loan Assets to be purchased or originated by executing the relevant Loan Agreement or any assignment or novation instruments contemplated by each such relevant Loan Agreement and performing any other actions which the Obligor or administrative agent in respect of each such Eligible Loan Asset may require, (2) shall have delivered to the Administrative Agent and the Collateral Agent all documents (or copies thereof) evidencing each such origination, assignment or novation no later than (x) the date proceeds are disbursed from the applicable Pre-Funded Loan Asset Account to acquire any Pre-Funded Loan Asset (in the case of any Pre-Funded Loan Asset), or (y) the related Advance Date (in the case of all other Loan Assets), as applicable, and (3) shall have delivered to the Administrative Agent and the Collateral Agent, with respect to SOFR Advances no later than 1:00 p.m. (New York City time) on the date that is three Business Days prior, and with respect to Base Rate Advances no later than 1:00 p.m. (New York City time) on the date that is one Business Day prior to, (x) the date proceeds are disbursed from the applicable Pre-Funded Loan Asset Account to acquire any Pre-Funded Loan Asset (in the case of any Pre-Funded Loan Asset), or (y) the related Advance Date (in the case of all other Loan Assets), but in each case prior to such proceeds being disbursed from the applicable Pre-Funded Loan Asset Account or such Advance being made, as applicable, a draft of all Loan Agreements in respect of the Eligible Loan Assets to be purchased or originated and (B) the applicable Borrower shall have delivered to the Collateral Custodian (with a copy to the Administrative Agent) no later than on or prior to (x) the date proceeds are disbursed from the applicable Pre-Funded Loan Asset Account to acquire any Pre- Funded Loan Asset (in the case of any Pre-Funded Loan Asset), or (y) the related Advance Date (in the case of all other Loan Assets), but in each case prior to such proceeds being disbursed from the applicable Pre-Funded Loan Asset Account or such Advance being made, as applicable, a faxed or e-mailed copy of the duly executed original promissory notes of the Loan Assets (and, in the case of any Noteless Loan Asset, a fully executed assignment agreement or Loan Agreement, as applicable); provided that, notwithstanding the foregoing, the applicable Borrower shall cause (x) the Loan Asset Checklist and the

92 Required Loan Documents to be in the possession of the Collateral Custodian within 5 Business Days of any related Advance Date as to any Loan Assets. (iii) the representations and warranties contained in Sections 4.01, 4.02 and 4.03 are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifiers which representation and warranties shall be true and correct in all respects), and, in the case of any Advance made for the purpose of purchasing Eligible Loan Assets, there exists no breach of any covenant contained in Sections 5.01, 5.02, 5.03 and 5.04 before and after giving effect to the Advance to take place on such Advance Date and to the application of proceeds therefrom, on and as of such day as though made on and as of such date (other than any representation and warranty that is made as of a specific date); (iv) on and as of such Advance Date, after giving effect to such Advance and the addition to the Collateral Portfolio of the Eligible Loan Assets being acquired by the applicable Borrower using the proceeds of such Advance (except with respect to an Advance made as contemplated by Section 2.02(f)), there shall exist no Borrowing Base Deficiency; provided that in the case of an Advance made as contemplated by Section 2.02(f), nothing set forth in this Section 3.02(a)(iv) shall relieve the Borrowers of their obligations elsewhere hereunder to cure any Borrowing Base Deficiency that exists prior to such Advance or results therefrom; (v) except with respect to an Advance made as contemplated by Section 2.02(f), no Event of Default has occurred and is continuing, or would result from such Advance, and no Unmatured Event of Default or Borrowing Base Deficiency exists or would result from such Advance; provided that, in the case of an Advance made as contemplated by Section 2.02(f), nothing set forth in this Section 3.02(a)(v) shall relieve the Borrowers of their obligations elsewhere hereunder to cure any Borrowing Base Deficiency that exists prior to such Advance or results therefrom; (vi) no event has occurred and is continuing, or would result from such Advance, which constitutes a Servicer Default or any event which, if it continues uncured, will, with notice or lapse of time, constitute a Servicer Default; (vii) since the later of June 29, 2022 or, with respect to each Borrower, its applicable Borrower Joinder Date, no material adverse change has occurred in the ability of the Servicer, the Equityholder or any Borrower to perform its obligations under any Transaction Document; (viii) no Liens exist in respect of Taxes (other than Permitted Liens) which are prior to the Lien of the Collateral Agent on the Eligible Loan Assets to be acquired by the applicable Borrower (if any) on such Advance Date; and (ix) all filings (including without limitation UCC filings) required to be made by any Person and all actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, for the benefit of the Secured Parties, a first

93 priority perfected security interest (subject only to Permitted Liens) in such Eligible Loan Assets and the Portfolio Assets related thereto and the proceeds thereof shall have been made, taken or performed on or prior to the related Advance Date. (b) The Administrative Agent shall have approved as of the applicable Cut-Off Date in its sole and absolute discretion each of the Eligible Loan Assets identified on Annex I to the Borrowing Base Certificate for inclusion in the Borrowing Base. (c) No Applicable Law shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Advances by the Lender or the proposed acquisition by the applicable Borrower, if applicable. (d) The Advance Date with respect to such Advance shall occur prior to the end of Reinvestment Period, except with respect to an Advance made pursuant by Section 2.02(f), and in no event shall occur after the Facility Maturity Date. (e) The Borrowers shall have paid all fees then required to be paid, in accordance with the provisions of the Transaction Documents, including all fees required hereunder and under the SMBC Fee Letter and the U.S. Bank Fee Letters and shall have, in accordance with the provisions of the Transaction Documents and subject to the limitations set forth therein, reimbursed the Lender, the Administrative Agent, the Collateral Custodian, the Collateral Administrator, the Account Bank and the Collateral Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Transaction Documents, including (i) the reasonable attorney fees and (ii) any other invoiced legal and document preparation costs incurred by the Administrative Agent, the Lender and the Collateral Agent. SECTION 3.03 Advances Do Not Constitute a Waiver. No Advance made hereunder shall constitute a waiver of any condition to the Lender’s obligation to make such an Advance unless such waiver is in writing and executed by the Lender. SECTION 3.04 Conditions to Acquisitions of Loan Assets. Each acquisition of an additional Eligible Loan Asset by a Borrower pursuant to Section 2.06, a Substitute Eligible Loan Asset pursuant to Section 2.07(a) or (e), an additional Eligible Loan Asset pursuant to Section 2.21 or any other acquisition of a Loan Asset by a Borrower shall be subject to the further conditions precedent that (as certified to the Administrative Agent and the Collateral Agent by the applicable Borrower, with a copy to the Account Bank): (a) the Servicer (on behalf of the applicable Borrower) shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian, the Collateral Administrator and, with respect to the Borrowing Base Certificate only, the Collateral Agent) no later than 5:00 p.m. (New York City time) on the date that is one Business Day prior to the related Cut-Off Date, completed on a projected pro forma basis giving effect to such acquisition: (A) a Borrowing Base Certificate and (B) a Loan Asset Schedule;

94 (b) the applicable Borrower shall have delivered to the Collateral Custodian and the Collateral Administrator (with a copy to the Administrative Agent), each of the documents (no later than the applicable date and time) specified in Section 3.02(a)(ii); (c) no Liens exist in respect of Taxes (other than Permitted Liens) which are prior to the Lien of the Collateral Agent on the Eligible Loan Assets to be acquired by the applicable Borrower on such Cut-Off Date; (d) all terms and conditions required to be satisfied in connection with the acquisition of each Eligible Loan Asset by the applicable Borrower on such Cut-Off Date (and the collateral security related thereto), including without limitation the perfection of the applicable Borrower’s interests therein, shall have been satisfied in full, and all filings (including without limitation UCC filings) required to be made by any Person and all actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens) in such Eligible Loan Assets and the collateral security related thereto and the proceeds thereof shall have been made, taken or performed; (e) the Administrative Agent shall have approved in its sole and absolute discretion each of the Eligible Loan Assets identified in the applicable Loan Asset Schedule for inclusion in the Collateral Portfolio on the applicable Cut-Off Date; (f) no Event of Default has occurred and is continuing, or would result from such acquisition to the applicable Borrower, and no Unmatured Event of Default exists, or would result from such acquisition (other than, with respect to any transfer of an Eligible Loan Asset necessary to cure a Borrowing Base Deficiency in accordance with Sections 2.06 or 2.07, an Unmatured Event of Default arising solely pursuant to such Borrowing Base Deficiency); and (g) the representations and warranties contained in Sections 4.01, 4.02 and 4.03 are true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifiers which representation and warranties shall be true and correct in all respects), and there exists no breach of any covenant contained in Sections 5.01, 5.02, 5.03 and 5.04 before and after giving effect to the acquisition of each Eligible Loan Asset by the Borrower to take place on such Cut-Off Date, on and as of such day as though made on and as of such date (other than any representation and warranty that is made as of a specific date). ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01 Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants, as of the later of the A&R Effective Date or its applicable Borrower Joinder Date, as of each applicable Cut-Off Date, as of each applicable Advance Date, as of each Payment Date and as of each other date provided under this Agreement or the other

95 Transaction Documents on which such representations and warranties are made or required to be (or deemed to be) made (unless a specific date is specified below): (a) Organization, Good Standing and Due Qualification. Such Borrower is a limited liability company, validly existing and in good standing under the laws of the State of Delaware (subject to Section 5.02(m)) and has the power and all licenses necessary to own its assets and to transact the business in which it is engaged and is duly qualified and in good standing under the laws of each jurisdiction where the transaction of such business or its ownership of the Loan Assets and the Collateral Portfolio requires such qualification; except in each case, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. (b) Power and Authority; Due Authorization; Execution and Delivery. Such Borrower has the limited liability company power, authority and legal right to make, deliver and perform this Agreement, each of the Transaction Documents and the Loan Assignments to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, each of the Transaction Documents and the Loan Assignments to which it is a party, and to grant to the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest in the Collateral Portfolio on the terms and conditions of this Agreement, subject only to Permitted Liens. (c) Binding Obligation. This Agreement, each of the Transaction Documents and the Loan Assignments to which such Borrower is a party constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). (d) All Consents Required. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by such Borrower of this Agreement or any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any such Transaction Document or the Loan Assets or the transfer of an ownership interest or security interest in such Loan Assets, other than such as have been met or obtained and are in full force and effect, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (e) No Violation. The execution, delivery and performance by such Borrower of this Agreement, the other Transaction Documents to which it is a party and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto in connection with the acquisition by such Borrower of the Collateral Portfolio will not (i) create any Lien on the Collateral Portfolio (other than Permitted Liens) pursuant to the terms of any such contractual obligation, other than this Agreement and the other Transaction Documents to which such Borrower is a party, (ii) violate any Applicable Law or the Governing Documents of such Borrower or (iii) violate any material contract or other material agreement to which such Borrower is a party or by which such Borrower or any property or assets of such Borrower may be bound.

96 (f) No Proceedings. There is no litigation or administrative proceeding or investigation pending or, to the knowledge of such Borrower, threatened in writing against such Borrower or any properties of such Borrower, before any Governmental Authority (i) asserting the invalidity of this Agreement, any other Transaction Document or any Loan Assignment to which such Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any other Transaction Document or any Loan Assignment to which such Borrower is a party or (iii) that could reasonably be expected to have a Material Adverse Effect. (g) Selection Procedures; Origination of Loan Assets. In selecting the Loan Assets to be acquired by such Borrower, no selection procedures were employed which are intended to be adverse to the interests of the Lender. (h) Bulk Sales. The grant of the security interest in the Collateral Portfolio by such Borrower to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement, is in the ordinary course of business for such Borrower and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. (i) No Alienation of Collateral Portfolio. Except as otherwise expressly permitted by the terms of this Agreement and other than the security interest granted to the Collateral Agent, on behalf of the Secured Parties, pursuant to this Agreement, no item of Collateral Portfolio has been sold, transferred, assigned or pledged by such Borrower to any Person. (j) Indebtedness. Such Borrower has no Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) Indebtedness incurred under the terms of the Transaction Documents, (ii) Indebtedness incurred pursuant to certain ordinary business expenses arising pursuant to the transactions contemplated by this Agreement and the other Transaction Documents, or (iii) any obligation to fund any Loan Asset constituting a Delayed Draw Loan Asset or Revolving Loan Asset. (k) Sole Purpose. Such Borrower has been formed solely for the purpose of engaging in transactions of the types contemplated by this Agreement, and has not engaged in any business activity other than the negotiation, execution and to the extent applicable, performance of this Agreement and the transactions contemplated by the Transaction Documents. (l) No Injunctions. No injunction, writ, restraining order or other order of any nature adversely affects such Borrower’s performance of its obligations under this Agreement or any Transaction Document to which such Borrower is a party. (m) Taxes. Such Borrower is an entity disregarded as separate from its owner for U.S. federal income tax purposes. Such Borrower has filed or caused to be filed on a timely basis all U.S. federal and other material Tax returns required to be filed by it, and has timely paid all U.S. federal and other material Taxes, except Permitted Liens. Other than a Permitted Lien, no Tax lien or similar adverse claim has been filed with respect to the income or property of such Borrower.

97 (n) Location. Such Borrower’s jurisdiction of formation (within the meaning of Article 9 of the UCC) is the State of Delaware. The chief executive office of such Borrower (and the location of such Borrower’s records (including without limitation the Records) regarding the Collateral Portfolio (other than those delivered to the Collateral Custodian)) is located at the address set forth in Section 11.02 (or at such other address as shall be designated by such party in a written notice to the other parties hereto). (o) Tradenames. Except as permitted hereunder, such Borrower’s legal name is as set forth in this Agreement. Except as permitted hereunder, such Borrower has not changed its name since its formation; does not have tradenames, fictitious names, assumed names or “doing business as” names other than as disclosed on Schedule II hereto (as such schedule may be updated from time to by the Administrative Agent upon receipt of a notice delivered to the Administrative Agent pursuant to Section 5.02(m)); such Borrower’s only jurisdiction of formation is the State of Delaware (or such other jurisdiction as permitted hereunder), and, except as permitted hereunder, such Borrower has not changed its jurisdiction of formation. (p) Solvency. Such Borrower is not the subject of any Bankruptcy Proceedings or Bankruptcy Event. Such Borrower is Solvent, and the transactions contemplated by this Agreement and any other Transaction Document to which such Borrower is a party do not and will not render such Borrower not Solvent. (q) No Subsidiaries. Such Borrower has no Subsidiaries other than (x) any entity in connection with a Permitted Securitization; provided, that such entities shall not own any property or assets or conduct any business, in each case, except to the extent reasonably deemed by the Servicer to be necessary or appropriate in connection with the consummation of such Permitted Securitization, and (y) in connection with retaining equity pursuant to Section 6.05. (r) Value Given. Such Borrower has given fair consideration and reasonably equivalent value to the applicable transferor in exchange for the purchase of the Loan Assets (or any number of them). No such transfer has been made for or on account of an antecedent debt owed by such Borrower to the relevant transferor and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code or any other Bankruptcy Laws. (s) Reports Accurate. No written information, financial statements, statements or reports (other than financial projections, pro forma financial information, other forward-looking information, information of a general economic or general industry nature and all third party memos or reports), in each case furnished by such Borrower to any Secured Party pursuant to any Transaction Document contain any material misstatement of fact, or omit to state any fact necessary to be stated such that the statements set forth therein are not misleading in a material respect, in each case as of dates delivered or otherwise expressly referenced therein (when taken as a whole and after giving effect to all written updates provided by such Borrower or on its behalf to the Administrative Agent for delivery to the Lenders from time to time); provided that solely with respect to information furnished by such Borrower or on its behalf which was provided to such Borrower from an Obligor with respect to a Loan Asset, such information only needs to be true, complete and correct in all material respects to the actual knowledge of such Borrower; provided further that such Borrower makes no representation with respect to any information

98 furnished by an Obligor or any third party which is not an Affiliate of such Borrower or the Servicer; provided further that, with respect to financial projections, pro forma financial information and other forward-looking information that has been delivered to any Secured Party by such Borrower, such Borrower represents only that such information represents such Borrower’s good faith estimates as of the date of preparation thereof, based upon assumptions such Borrower and, if applicable, the Servicer believed to be reasonable and accurate at the time made, it being recognized by the Secured Parties that such projections are as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of such Borrower and any of its Affiliates, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by such projections may differ from such projections and such differences may be material. (t) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including, without limitation, the use of the Proceeds from the sale of the Collateral Portfolio) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Such Borrower does not own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any “margin stock” within the meaning of Regulation U or to extend “purpose credit” within the meaning of Regulation U. (u) No Adverse Agreements. Such Borrower is not party to any agreements adversely affecting the rights of such Borrower to make, or cause to be made, the grant of the security interest in the Collateral Portfolio contemplated by Section 2.13. (v) Event of Default/Unmatured Event of Default. No event has occurred and is continuing which constitutes an Event of Default, and no event has occurred and is continuing which constitutes an Unmatured Event of Default (other than any Event of Default or Unmatured Event of Default which has previously been disclosed to the Administrative Agent as such). (w) Servicing Standard. Each of the Loan Assets was underwritten or acquired and is being serviced in conformance with the standard underwriting, credit, collection, operating and reporting procedures and systems of the Servicer or such Borrower, as applicable. (x) ERISA. Except as would not reasonably be expected to result in a Material Adverse Effect: (i) each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws; (ii) each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination, opinion or advisory letter from the Internal Revenue Service to the effect that the form of such Pension Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service, and to the best knowledge of such Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status and (iii) the present value of all benefits vested under each Pension Plan does not exceed the value of the assets of the Pension Plan

99 allocable to such vested benefits (based on the value of such assets as of the last annual valuation date) determined in accordance with the assumptions used for funding such Pension Plan pursuant to Sections 412 and 430 of the Code. Except as would not reasonably be expected to result in a Material Adverse Effect: (i) no ERISA Event has occurred, and such Borrower is not aware of any fact, event or circumstance that would reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) neither such Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (iii) no Pension Plan has been terminated by the PBGC, and no event or circumstance has occurred or exists that would reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. Such Borrower does not maintain or have any obligation in respect of any Foreign Plan that would reasonably be expected to result in a Material Adverse Effect. (y) Broker-Dealer. Such Borrower is not a broker-dealer under the provisions of the Exchange Act. (z) Collection Account. The Collection Account is the only account to which Obligors (or, as applicable, the underlying administrative agent with respect to such Loan Assets) have been instructed by such Borrower, or the Servicer on such Borrower’s behalf, to send Principal Collections and Interest Collections on the Collateral Portfolio. Such Borrower has not granted any Person other than the Collateral Agent, for the benefit of the Secured Parties, a Lien on the applicable Collection Account (other than Permitted Liens). (aa) Allocation of Charges. There is no agreement or understanding between the Servicer and such Borrower (other than as expressly set forth herein), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes, fees, assessments or other governmental charges. (bb) Investment Company Act. Such Borrower is not required to register as an “investment company” under the provisions of the 1940 Act. (cc) Compliance with Law. Such Borrower has complied with all Applicable Law to which it is subject, and no item of the Collateral Portfolio contravenes any Applicable Law (including, without limitation, all applicable predatory and abusive lending laws, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), in each case except as such non- compliance would not reasonably be expected to have a Material Adverse Effect. (dd) Collections. Such Borrower acknowledges that all Available Collections received by it or its Affiliates with respect to the Collateral Portfolio are held and shall be held in trust for the benefit of the Collateral Agent, on behalf of the Secured Parties, until deposited into the applicable Collection Account within two Business Days after receipt as required herein. (ee) Set-Off, etc. No Loan Asset has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by such Borrower, the Servicer or the Obligor thereof, and no Collateral Portfolio, including any Loan Assets therein, is subject to

100 compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning the Collateral Portfolio or otherwise, by such Borrower, the Servicer or the Obligor with respect thereto, except, in each case, for any compromise, adjustment, extension, satisfaction, subordination, rescission, set-off or modification, if any, to such Collateral Portfolio otherwise permitted pursuant to Section 6.04(a) and in accordance with the Servicing Standard. (ff) Full Payment. As of the applicable Cut-Off Date thereof, such Borrower has no knowledge of any fact which should lead it to expect that any Loan Asset will not be paid in full. (gg) Reserved. (hh) USA PATRIOT Act. Neither such Borrower nor, to the knowledge of such Borrower, any Affiliate of such Borrower is (i) a country, territory, organization, Person or entity named on an Office of Foreign Asset Control (OFAC) list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a “Non- Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a Person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns. (ii) Sanctions. (i) Neither such Borrower nor, to the knowledge of such Borrower, any Affiliate of such Borrower or any director or officer of any Affiliate of such Borrower is an individual or entity that is, or is owned or controlled by persons that are (A) the subject of any comprehensive sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State or any other applicable sanctions authority having jurisdiction over the Borrower and its Affiliates (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, Crimea, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic, Cuba, Iran, North Korea and Syria). (ii) Each Borrower is in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. Each Borrower has instituted and maintains or is subject to policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws.

101 (jj) Beneficial Ownership Certification. As of (a) the A&R Effective Date, the information included in the Beneficial Ownership Certification delivered pursuant to Section 3.01(a)(i) is true and correct in all respects and (b) as of the date delivered, the information included in each Beneficial Ownership Certification delivered pursuant to Section 2.24(e) is true and correct in all respects. (kk) Security Interest. (i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral Portfolio in favor of the Collateral Agent, on behalf of the Secured Parties, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from such Borrower; (ii) the Collateral Portfolio is comprised of “instruments”, “security entitlements”, “general intangibles” (including “payment intangibles”), “tangible chattel paper”, “accounts”, “certificated securities”, “uncertificated securities”, “securities accounts”, “deposit accounts”, “supporting obligations” or “insurance” (each as defined in the applicable UCC), real property and/or such other category of collateral under the applicable UCC as to which such Borrower has complied with its obligations under this Section 4.01(kk); (iii) with respect to any portion of the Collateral Portfolio that constitutes “security entitlements”: (A) all of such security entitlements have been credited to one of the Controlled Accounts and the securities intermediary for each Controlled Account has agreed to treat all assets credited to such Controlled Account as “financial assets” within the meaning of the applicable UCC; (B) such Borrower has taken all steps necessary to cause the securities intermediary to identify in its records such Borrower, subject to the Lien of the Collateral Agent, for the benefit of the Secured Parties, as the Person having a security entitlement against the securities intermediary in each of the Controlled Accounts; and (C) the Controlled Accounts are solely in the name of such Borrower and are subject to the Lien of the Collateral Agent, for the benefit of the Secured Parties. The securities intermediary of any Controlled Account which is a “securities account” under the UCC has agreed to comply with the entitlement orders and instructions of the Borrower, the Servicer and the Collateral Agent (acting at the direction of the Administrative Agent) in accordance with the Transaction Documents, including causing cash to be invested in Permitted Investments; provided that, upon the delivery of a Notice of Exclusive Control under the Control Agreement (acting at the direction of the Administrative Agent), the securities intermediary has agreed to only follow the entitlement orders and

102 instructions of the Collateral Agent, on behalf of the Secured Parties, including with respect to the investment of cash in Permitted Investments; (iv) all Controlled Accounts constitute “securities accounts” or “deposit accounts” as defined in the applicable UCC; (v) with respect to any Controlled Account which constitutes a “deposit account” as defined in the applicable UCC, such Borrower, the Account Bank and the Collateral Agent, on behalf of the Secured Parties, have entered into an account control agreement which permits the Collateral Agent on behalf of the Secured Parties and at the direction of the Administrative Agent to direct disposition of the funds in such deposit account; (vi) such Borrower owns and has good and marketable title to (or with respect to assets securing any Loan Assets, a valid security interest in) the Collateral Portfolio free and clear of any Lien (other than Permitted Liens) of any Person; (vii) such Borrower has received all consents and approvals required by the terms of any Loan Asset to the granting of a security interest in the Loan Assets hereunder to the Collateral Agent, on behalf of the Secured Parties; (viii) such Borrower has authorized the filing of all appropriate UCC financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral Portfolio and that portion of the Loan Assets in which a security interest may be perfected by any filing of a UCC financing statement granted to the Collateral Agent, on behalf of the Secured Parties, under this Agreement, in each case to the extent a security interest may be perfected by filing a UCC financing statement; provided that filings in respect of real property shall not be required; (ix) except as otherwise expressly permitted by the terms of this Agreement and other than the security interest granted to the Collateral Agent, on behalf of the Secured Parties, pursuant to this Agreement, such Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral Portfolio. Such Borrower has not authorized the filing of and is not aware of any UCC financing statements against such Borrower that include a description of collateral covering the Collateral Portfolio other than any UCC financing statement that has been terminated and/or fully and validly assigned to the Collateral Agent on or prior to the A&R Effective Date or the applicable Borrower Joinder Date, as applicable. Such Borrower is not aware of the filing of any judgment or Tax lien filings (other than Permitted Liens) against the Borrower; (x) all original executed copies of each underlying promissory note issued to such Borrower or copies of each Loan Asset Register including such Borrower, as applicable, that constitute or evidence each Loan Asset have been, or subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian;

103 (xi) other than in the case of Noteless Loan Assets, such Borrower has received, or subject to the delivery requirements contained herein will receive, a written acknowledgment from the Collateral Custodian that the Collateral Custodian, as the agent of the Collateral Agent, is holding the underlying promissory notes that constitute or evidence the Loan Assets solely on behalf of and for the Collateral Agent, for the benefit of the Secured Parties; provided that the acknowledgment of the Collateral Custodian set forth in Section 12.11 may serve as such acknowledgment; (xii) none of the underlying promissory notes issued to such Borrower, or Loan Asset Registers that include such Borrower, as applicable, that constitute or evidence the Loan Assets has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than to such Borrower and to the Collateral Agent, on behalf of the Secured Parties; (xiii) with respect to any Collateral Portfolio that constitutes a “certificated security,” such certificated security has been delivered to the Account Bank, on behalf of the Secured Parties and, if in registered form, has been specially Indorsed to the Collateral Agent, for the benefit of the Secured Parties, or in blank by an effective Indorsement or has been registered in the name of the Collateral Agent, for the benefit of the Secured Parties, upon original issue or registration of transfer by such Borrower of such certificated security, or has been credited to a Controlled Account or another securities account for which a securities intermediary has agreed in a control agreement in form and substance reasonably satisfactory to the Collateral Agent that the Collateral Agent has Control (as defined in the UCC) over such securities account; and (xiv) with respect to any Collateral Portfolio that constitutes an “uncertificated security”, that such Borrower shall cause the issuer of such uncertificated security to register the Collateral Agent, on behalf of the Secured Parties, as the registered owner of such uncertificated security, or has caused such uncertificated security to be credited to a Controlled Account or another securities account for which a securities intermediary has agreed in a control agreement in form and substance reasonably satisfactory to the Collateral Agent that the Collateral Agent has Control (as defined in the UCC) over such securities account. SECTION 4.02 Representations and Warranties of the Borrowers Relating to the Agreement and the Collateral Portfolio. Each Borrower hereby represents and warrants, as of the later of the A&R Effective Date or its applicable Borrower Joinder Date, as of each applicable Cut-Off Date, as of each applicable Advance Date, as of each Reporting Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are made or required to be (or deemed to be) made that: (a) Valid Transfer and Security Interest. This Agreement constitutes a grant of a security interest in all of the Collateral Portfolio to the Collateral Agent, for the benefit of the Secured Parties, which upon the delivery of the Required Loan Documents to the Collateral Custodian, the filing of the UCC financing statements and the execution and delivery of the Control Agreement, shall be a valid and first priority perfected security interest in the Loan Assets forming

104 a part of the Collateral Portfolio and in that portion of the Loan Assets in which a security interest may be perfected by any filing of a UCC financing statement subject only to Permitted Liens. Neither such Borrower nor any Person claiming through or under such Borrower shall have any claim to or interest in the Controlled Accounts and, nothing in this Agreement constitutes the grant of a security interest in such property, except for the interest referenced in this Section 4.02(a) and for the interest of such Borrower in such property as a debtor for purposes of the UCC. (b) Eligibility of Collateral Portfolio. (i) The Loan Asset Schedule and the information contained in each Notice of Borrowing (including, but not limited to, Annex I to the Borrowing Base Certificate) is an accurate and complete listing of all the Loan Assets contained in the Collateral Portfolio as of the related Cut-Off Date or Advance Date and the information contained therein with respect to the identity of such item of Collateral Portfolio and the amounts owing thereunder is true and correct as of the related Cut-Off Date or Advance Date, (ii) each Loan Asset designated on any Borrowing Base Certificate as an Eligible Loan Asset and each Loan Asset included as an Eligible Loan Asset in any calculation of the Borrowing Base or any Borrowing Base Deficiency is an Eligible Loan Asset, and (iii) with respect to each item of Collateral Portfolio, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority or any Person required to be obtained, effected or given by such Borrower in order for such Borrower to grant a security interest in each item of Collateral Portfolio to the Collateral Agent, for the benefit of the Secured Parties, have been duly obtained, effected or given and are in full force and effect. For the avoidance of doubt, any inaccurate representation that a Warranty Loan Asset is an Eligible Loan Asset hereunder or under any other Transaction Document shall not constitute an Event of Default solely on the basis of such inaccurate representation if such Borrower complies with Section 2.07(e) hereunder with respect thereto. (c) No Fraud. To the best of such Borrower’s knowledge, each Loan Asset was originated or acquired without any fraud or material misrepresentation by the relevant seller or on the part of the Obligor. SECTION 4.03 Representations and Warranties of the Servicer. The Servicer hereby represents and warrants, as of the A&R Effective Date, as of each applicable Cut-Off Date, as of each applicable Advance Date, as of each Reporting Date and as of each other date provided under this Agreement or the other Transaction Documents on which such representations and warranties are required to be (or deemed to be) made (unless a specific date is specified below): (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland (except as such jurisdiction is changed as permitted hereunder), with all requisite corporate power and authority necessary to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement. (b) Due Qualification. The Servicer is duly qualified to do business as a corporation and is in good standing as a corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and/or the conduct of

105 its business requires such qualification, licenses or approvals; except in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. (c) Power and Authority; Due Authorization; Execution and Delivery. The Servicer (i) has all necessary power, authority and legal right to (a) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (b) carry out the terms of this Agreement and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. This Agreement and each other Transaction Document to which the Servicer is a party have been duly executed and delivered by the Servicer. (d) Binding Obligation. This Agreement and each other Transaction Document to which the Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms, except as such enforceability may be limited by Bankruptcy Laws and general principles of equity (whether considered in a suit at law or in equity). (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the Servicer is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Servicer’s Governing Documents or any contractual obligation of the Servicer, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Servicer’s properties pursuant to the terms of any such contractual obligation, other than this Agreement and the other Transaction Documents to which it is a party, or (iii) violate any Applicable Law, except as would not reasonably be expected to have a Material Adverse Effect. (f) No Proceedings. There is no litigation or administrative proceeding or investigation pending or, to the knowledge of the Servicer, threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party or (iii) that could reasonably be expected to have a Material Adverse Effect. (g) All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Servicer of this Agreement and any other Transaction Document to which the Servicer is a party have been obtained, other than where the failure to do so would not reasonably be expected to have a Material Adverse Effect. (h) Reports Accurate. No written information, financial statements, statements or reports (other than financial projections, pro forma financial information, other forward-looking information, information of a general economic or general industry nature and all third party memos or reports), in each case furnished by the Servicer to any Secured Party pursuant to any Transaction Document contain any material misstatement of fact, or omit to state any fact

106 necessary to be stated such that the statements set forth therein are not misleading in a material respect, in each case as of dates delivered or otherwise expressly referenced therein (when taken as a whole and after giving effect to all written updates provided by the Servicer or on its behalf to the Administrative Agent for delivery to the Lenders from time to time); provided that solely with respect to information furnished by the Servicer or on its behalf which was provided to the Servicer from an Obligor with respect to a Loan Asset, such information only needs to be true, complete and correct in all material respects to the actual knowledge of the Servicer; provided further that the Servicer makes no representation with respect to any information furnished by an Obligor or any third party which is not an Affiliate of the Borrowers or the Servicer; provided further that, with respect to financial projections, pro forma financial information and other forward-looking information that has been delivered to any Secured Party by the Servicer, the Servicer represents only that such information represents the Servicer’s good faith estimates as of the date of preparation thereof, based upon assumptions the Servicer believed to be reasonable and accurate at the time made, it being recognized by the Secured Parties that such projections are as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Servicer and any of its Affiliates, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by such projections may differ from such projections and such differences may be material. (i) Servicing Standard. The Servicer has complied in all material respects with the Servicing Standard with regard to the servicing of the Loan Assets. (j) Collections. The Servicer acknowledges that all Available Collections received by it or its Affiliates with respect to the Collateral Portfolio transferred to the Borrowers are held and shall be held in trust, for the benefit of the Secured Parties, until deposited into the Collection Account within two Business Days from receipt as required herein. (k) Bulk Sales. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require compliance with any “bulk sales” act or similar law by the Servicer. (l) Solvency. The Servicer is not the subject of any Bankruptcy Proceedings or Bankruptcy Event. The transactions contemplated by this Agreement and any other Transaction Document to which the Servicer is a party do not and will not render the Servicer not Solvent. (m) Reserved. (n) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including, without limitation, the use of the Proceeds from the sale of the Collateral Portfolio) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

107 (o) Security Interest. The Servicer will take all steps necessary to ensure that each Borrower has granted a security interest (as defined in the UCC) to the Collateral Agent, for the benefit of the Secured Parties, in the Collateral Portfolio, which is enforceable in accordance with Applicable Law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Collateral Agent as secured party and the applicable Borrower as debtor, the Collateral Agent, for the benefit of the Secured Parties, shall have a valid and first priority perfected security interest in the Loan Assets and that portion of the Collateral Portfolio in which a security interest may be perfected by any filing of a UCC financing statement (except for any Permitted Liens). All UCC filings as are necessary for the perfection of the Secured Parties’ security interest in the Loan Assets and that portion of the Collateral Portfolio in which a security interest may be perfected by such filing have been (or prior to the applicable Advance will be) made. (p) Sanctions. (i) Neither the Servicer nor, to the knowledge of the Servicer, any Affiliate of the Servicer or any director or officer of any Affiliate of the Servicer is an individual or entity that is, or is owned or controlled by persons that are (A) the subject of any Sanctions, or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, Crimea, the so-called Luhansk People’s Republic, the so- called Donetsk People’s Republic, Cuba, Iran, North Korea and Syria). (ii) The Servicer is in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. The Servicer has instituted and maintains or is subject to policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws. (q) USA PATRIOT Act. Neither the Servicer nor, to the knowledge of the Servicer, any Affiliate of the Servicer is (i) a country, territory, organization, Person or entity named on an OFAC list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a Person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns. (r) Environmental. With respect to each item of Underlying Collateral, to the actual knowledge of a Responsible Officer of the Servicer: (a) the related Obligor’s operations comply in all material respects with all applicable Environmental Laws; (b) none of the related Obligor’s operations is the subject of a Federal or state investigation evaluating whether any remedial action, involving expenditures, is needed to respond to a release of any Hazardous

108 Materials into the environment; and (c) the related Obligor does not have any material contingent liability in connection with any release of any Hazardous Materials into the environment, in each case except as would not reasonably be expected to have a Material Adverse Effect. The Servicer has not received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Underlying Collateral, nor does the Servicer have knowledge that any such notice will be received or is being threatened, except as would not reasonably be expected to have a Material Adverse Effect. (s) No Injunctions. No injunction, writ, restraining order or other order of any nature materially and adversely affects the Servicer’s performance of its obligations under this Agreement or any Transaction Document to which the Servicer is a party. (t) Allocation of Charges. There will not be any agreement or understanding between the Servicer and any Borrower (other than as expressly set forth herein or as consented to by the Administrative Agent), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes, fees, assessments or other governmental charges. (u) Instructions to Obligors. The Collection Accounts are the only account to which Obligors (or the underlying administrative agents or paying agents, as applicable) have been instructed by the Servicer on the Borrowers’ behalf to send Principal Collections and Interest Collections on the Collateral Portfolio. The Servicer has not granted any Person other than the Collateral Agent, on behalf of the Secured Parties, an interest in the Collection Account. (v) Servicer Default. No event has occurred which constitutes a Servicer Default. (w) Broker-Dealer. The Servicer is not a broker-dealer under the provisions of the Exchange Act. (x) Compliance with Applicable Law. The Servicer has complied in all material respects with all Applicable Law to which it may be subject, and no Loan Asset in the Collateral Portfolio contravenes in any respect any Applicable Law, in each case except as would not reasonably be expected to have a Material Adverse Effect. SECTION 4.04 Reserved. SECTION 4.05 Representations and Warranties of the Collateral Custodian. The Collateral Custodian, in its individual capacity and as Collateral Custodian, represents and warrants as follows: (a) Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement.

109 (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian, as the case may be. (c) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound. (d) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with or violate, in any material respect, any Applicable Law. (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian, required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained. (f) Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Laws and general principles of equity (whether considered in a suit at law or in equity). ARTICLE V GENERAL COVENANTS SECTION 5.01 Affirmative Covenants of the Borrowers. From the later of the A&R Effective Date or, with respect to any Borrower, its applicable Borrower Joinder Date, until the Collection Date: (a) Organizational Procedures and Scope of Business. Each Borrower will observe all organizational procedures required by its Governing Documents and will comply in all material respects with the laws of its jurisdiction of formation. Without limiting the foregoing, each Borrower will limit the scope of its business to: (i) the origination and acquisition of Eligible Loan Assets and the ownership and management of the Portfolio Assets and the related assets in the Collateral Portfolio; (ii) the sale, transfer or other disposition of Loan Assets as and when permitted under the Transaction Documents; (iii) entering into and performing under the Transaction Documents; (iv) consenting or withholding consent as to proposed amendments, waivers and other modifications of the Loan Agreements to the extent not in conflict with the terms of this Agreement or any other Transaction Document; (v) exercising any rights (including but not limited to voting rights and rights arising in connection with a Bankruptcy Event with respect to

110 an Obligor or the consensual or non-judicial restructuring of the debt or equity of an Obligor) or remedies in connection with the Loan Assets and participating in the committees (official or otherwise) or other groups formed by creditors of an Obligor to the extent not in conflict with the terms of this Agreement or any other Transaction Document; and (vi) engaging in any activity and to exercise any powers that are related to the foregoing and necessary, convenient or advisable to accomplish the foregoing. (b) Special Purpose Entity Requirements. Each Borrower acknowledges that the Administrative Agent and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon such Borrower’s identity as a legal entity that is separate from the Equityholder and its Affiliates. Therefore, from and after the date of execution and delivery of this Agreement, each Borrower shall take all reasonable steps to maintain such Borrower’s separate legal identity and to make it manifest to third parties that such Borrower is an entity with assets and liabilities distinct from those of the Equityholder or any Affiliate thereof and not just a division thereof. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, no Borrower will hold itself out to third parties as liable for the debts of the Equityholder or any Affiliate thereof. In addition, each Borrower will at all times: (i) maintain at least one Independent Director and ensure that all limited liability company actions relating to the selection, maintenance or replacement of the Independent Director are authorized; (ii) maintain its own separate books and records and bank accounts; (iii) hold itself out to the public and all other Persons as a legal entity separate and distinct from any other Person and conduct its business solely in its own name (other than for U.S. federal income tax purposes) in order not to, including but not limited to, (a) mislead others as to the identity of the Person with which such other party is transacting business, or (b) suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates); (iv) file its own Tax returns, if any, as may be required under Applicable Law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for Tax purposes of another taxpayer, and pay any material Taxes so required to be paid under Applicable Law in accordance with the terms of this Agreement; (v) except as contemplated by Section 2.20(a), not commingle its assets with assets of any other Person (other than as expressly contemplated in this Agreement); (vi) conduct business in its own name and strictly comply with all organizational formalities to maintain its separate existence and good standing under the laws of the jurisdiction of its formation; (vii) maintain separate financial records showing its assets and liabilities separate and apart from those of any other Person, except to the extent that such Borrower’s

111 financial and operating results are consolidated with those of the Equityholder or any Affiliate thereof in consolidated financial statements; (viii) pay its own liabilities and expenses only out of its own funds (other than with respect to the joint and several nature of the obligations of the Borrowers pursuant to this Agreement); (ix) other than as expressly contemplated hereunder (including without limitation the receipt of any capital contributions from or making of any distributions to the Equityholder and the servicing arrangements set forth herein), maintain an arm’s-length relationship with its Affiliates; (x) pay the salaries of its own employees, if any; (xi) not hold out its credit or assets as being available to satisfy the obligations of others (other than with respect to the joint and several nature of the obligations of the Borrowers pursuant to this Agreement); (xii) allocate fairly and reasonably any overhead for shared office space, including paying for office space and services performed by any employee of an Affiliate; (xiii) use separate stationery, invoices and checks; (xiv) except as expressly permitted by this Agreement, not pledge its assets as security for the obligations of any other Person; (xv) correct any known misunderstanding regarding its separate identity or any Affiliate or any principal thereof or any other Person; (xvi) maintain adequate capital in light of its contemplated business purpose, transactions and liabilities and pay its operating expenses and liabilities from its own assets; (xvii) keep minutes or records of meetings and actions of its sole member or board of directors (or equivalent) and observe in all material respects all other limited liability company formalities, including providing that the unanimous consent of its sole member or board of directors (or equivalent) and the Independent Director is required for the Borrower to admit in writing its inability to pay its debts generally as they become due; (xviii) not acquire the obligations or any securities of its Affiliates or stockholders except as contemplated by the Transaction Documents; (xix) refrain from filing or consenting to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or making an assignment for the benefit of creditors, in each case, without the written consent of one or more Independent Directors in accordance with such Borrower’s Governing Documents;

112 (xx) refrain from incurring any Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) Indebtedness incurred under the terms of the Transaction Documents, (ii) Indebtedness incurred pursuant to certain ordinary business expenses arising pursuant to the transactions contemplated by this Agreement and the other Transaction Documents, or (iii) any obligation to fund any Loan Asset constituting a Delayed Draw Loan Asset or Revolving Loan Asset; (xxi) refrain from owning any Subsidiaries other than (x) any entity in connection with a Permitted Securitization; provided, that such entities shall not own any property or assets or conduct any business, in each case, except to the extent reasonably deemed by the Servicer to be necessary or appropriate in connection with the consummation of such Permitted Securitization, and (y) in connection with retaining equity pursuant to Section 6.05.; and (xxii) cause its directors, officers, agents and other representatives to act at all times consistently and in furtherance of the foregoing and its best. Where necessary, each Borrower will obtain proper authorization from its members or directors (or equivalent) for company action. (c) Preservation of Company Existence. Each Borrower will maintain its limited liability company existence in good standing under the laws of its jurisdiction of formation and will promptly obtain and thereafter maintain qualifications to do business as a foreign limited liability company in any other jurisdiction in which it does business and in which it is required to so qualify under Applicable Law. (d) Compliance with Legal Opinions. Each Borrower shall take all actions necessary to maintain in all material respects the accuracy of the factual assumptions set forth in the legal opinion of Dechert LLP, as counsel to such Borrower, relating to the issue of non- consolidation of such Borrower with the Equityholder. (e) Deposit of Collections. The Borrower shall promptly (but in no event later than two Business Days after receipt thereof), deposit or cause to be deposited into the applicable Collection Account any and all Available Collections received by the Borrowers, the Servicer or any of their Affiliates. (f) Disclosure of Purchase Price. Each Borrower shall disclose to the Administrative Agent the purchase price for each Loan Asset proposed to be purchased by such Borrower. (g) Obligor Defaults and Bankruptcy Events. Each Borrower shall give, or shall cause Servicer to give, notice to the Administrative Agent within two Business Days of such Borrower’s or the Servicer’s actual knowledge of the occurrence of any default by an Obligor under any Loan Asset or any Bankruptcy Event with respect to any Obligor under any Loan Asset. Together with such notification, such Borrower or the Servicer shall inform the Administrative Agent whether, to the knowledge of such Borrower or Servicer, as applicable, such event constitutes a Value Adjustment Event.

113 (h) Required Loan Documents. The applicable Borrower shall deliver to the Collateral Custodian a hard copy or electronic copy of the Required Loan Documents and the Loan Asset Checklist pertaining to each Loan Asset within 5 Business Days of any related Cut-Off Date. (i) Taxes. Each Borrower will file or cause to be filed its material Tax returns and pay any and all material Taxes imposed on it or its property as required by the Transaction Documents. (j) Notice of Event of Default. Each Borrower will provide the Administrative Agent (with a copy to the Collateral Agent, the Collateral Administrator and the Collateral Custodian), within two Business Days, written notice of the occurrence of each Event of Default of which such Borrower has knowledge or has received notice, other than notice received from the Administrative Agent. In addition, no later than two Business Days following a Borrower’s knowledge or notice of the occurrence of any Event of Default, such Borrower will provide to the Collateral Agent and the Administrative Agent a written statement of a Responsible Officer of such Borrower setting forth the details of such event and the action that such Borrower proposes to take with respect thereto. Notwithstanding the foregoing, the Borrowers’ obligations under this Section 5.01(j) shall not require them to provide such notice and statement to the extent the same have already been provided by the Servicer pursuant to Section 5.03(h). (k) Notice of Material Events. Each Borrower shall promptly, upon becoming aware thereof, notify the Administrative Agent of any event or other circumstance that is reasonably likely to have a Material Adverse Effect. (l) Notice of Income Tax Liability. Each Borrower shall furnish to the Administrative Agent telephonic or facsimile notice, or notice by e-mail, within 10 Business Days (confirmed in writing within five Business Days thereafter) of the receipt of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of such Borrower in an amount equal to or greater than $1,000,000 in the aggregate. Any such notice shall specify the nature of the items giving rise to such adjustments and the amounts thereof. (m) Notice of Auditors’ Management Letters. Each Borrower shall promptly notify the Administrative Agent after the receipt of any auditors’ final management letters received by such Borrower or by its accountants. (n) Notice of Change in Beneficial Ownership. Each Borrower shall promptly notify the Administrative Agent of any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification. (o) Reserved. (p) Notice of Proceedings. Each Borrower shall notify the Administrative Agent within three Business Days after such Borrower receives notice or obtains knowledge thereof, of any settlement of, judgment (including a judgment with respect to the liability phase of

114 a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that could reasonably be expected to have a Material Adverse Effect on the Collateral Portfolio, the Transaction Documents, the Collateral Agent’s, for the benefit of the Secured Parties, security interest in the Collateral Portfolio, or such Borrower, the other Borrowers, the Servicer or any of their Affiliates. For purposes of this Section 5.01(p), (i) any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral Portfolio, the Transaction Documents, the Collateral Agent’s, for the benefit of the Secured Parties, security interest in the Collateral Portfolio, or a Borrower that could reasonably be expected to result in liability to such Person or reduce the value of the Collateral Portfolio, in each case, in excess of $1,000,000 (after any expected insurance proceeds) shall be deemed to be reasonably expected to have such a Material Adverse Effect and (ii) any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting (x) the Servicer, or (y) the Investment Manager or the Investment Sub-Advisor to the extent pertaining to its management or advisory activities with respect to a Borrower or Servicer, in each case, that could, subject to such Borrower’s reasonable determination, reasonably be expected to result in liability to such Person in excess of $5,000,000 (after any expected insurance proceeds) shall be deemed to be reasonably expected to have such a Material Adverse Effect. (q) Notice of ERISA Events. Each Borrower shall promptly, but in any event within seven (7) Business Days after such Borrower receives notice or obtains knowledge thereof, notify the Administrative Agent in the event that any ERISA Event occurs that would reasonably be expected result in a Material Adverse Effect. (r) Accounting Changes. Within three Business Days after the effective date thereof, each Borrower will provide to the Administrative Agent notice of any material change in the accounting policies of such Borrower. (s) Reserved. (t) Protection of Security Interest. With respect to the Collateral Portfolio acquired by each Borrower, such Borrower will (i) (at the expense of the Borrower) take all action necessary to perfect and protect such Borrower’s ownership of such Collateral Portfolio free and clear of any Lien other than the Lien created hereunder and Permitted Liens, including without limitation executing or causing to be executed such instruments or notices as may be necessary or appropriate, (ii) (at the expense of such Borrower) take all action necessary to cause a valid, subsisting and enforceable first priority perfected security interest, subject only to Permitted Liens, to exist in favor of the Collateral Agent (for the benefit of the Secured Parties) in such Borrower’s interests in all of the Collateral Portfolio including the filing of a UCC financing statement in the applicable jurisdiction adequately describing the Collateral Portfolio (which may include an “all asset” filing), and naming such Borrower as debtor and the Collateral Agent as the secured party, and authorizing the filing of continuation statements, amendments or assignments with respect thereto in such filing offices, (including any amendments thereto or assignments thereof), (iii) permit the Administrative Agent or its agents or representatives to visit the offices of the Borrowers during normal office hours and upon reasonable advance notice examine and make copies of all documents, books, records and other information concerning the Collateral Portfolio, including

115 without limitation the Records, and discuss matters related thereto with any of the officers or employees of the Borrowers having knowledge of such matters (provided that the Borrowers shall not be liable for the costs and expenses of more than one such visit in any twelve calendar month period unless an Event of Default has occurred and is continuing hereunder, in which event the number of visits for which the Borrowers shall be liable for the costs and expenses shall not be limited), and (iv) take all additional action that the Administrative Agent or the Collateral Agent may reasonably request to perfect and protect the respective first priority perfected security interests of the Collateral Agent, subject to Permitted Liens, on behalf of the Secured Parties, in the Collateral Portfolio, or to enable the Administrative Agent or the Collateral Agent to exercise or enforce any of their respective rights hereunder. (u) Liens. The Borrowers will promptly notify the Administrative Agent of the existence of any Lien on the Collateral Portfolio (other than Permitted Liens) and the Borrowers shall use commercially reasonable efforts to defend the right, title and interest of the Collateral Agent, for the benefit of the Secured Parties, in, to and under the Collateral Portfolio against all claims of third parties (other than with respect to Permitted Liens). (v) Other Documents. At any time from time to time upon prior written request of the Administrative Agent, at the sole expense of the Borrowers, the Borrowers will promptly and duly execute and deliver such further instruments and documents (to the extent available to the Borrowers and redacted to the extent not subject to confidentiality restrictions that limit such disclosure) and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement including the first priority security interest (subject only to Permitted Liens) granted hereunder and of the rights and powers herein granted (including, among other things, authorizing the filing of such UCC financing statements as the Administrative Agent may reasonably request). (w) Compliance with Law. The Borrowers shall at all times comply with all Applicable Law applicable to the Borrowers or any of their assets (including without limitation Environmental Laws, and all federal securities laws), and the Borrowers shall do or cause to be done all things necessary to preserve and maintain in full force and effect their legal existence, and all licenses material to its business, in each case except as would not reasonably be expected to have a Material Adverse Effect. (x) Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. Each Borrower, its Subsidiaries and their respective Affiliates shall: (i) comply with all applicable Anti-Money Laundering Laws and Anti-Corruption Laws, and shall maintain or be subject to policies and procedures reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti-Corruption Laws, (ii) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money Laundering Laws, (iii) ensure it does not use any of the credit in violation of any Anti-Corruption Laws or Anti-Money Laundering Law, and (iv) ensure it does not fund any repayment of the credit in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. Each Borrower shall, upon the request of the Administrative Agent from time to time, provide certification and other evidence of such Borrower’s compliance with this Section 5.01(x).

116 (y) Proper Records. Each Borrower shall at all times keep proper books of records and accounts in which full, true and correct entries in all material respects shall be made of its transactions in accordance with GAAP. (z) Satisfaction of Obligations. Each Borrower shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves with respect thereto have been provided on the books of such Borrower. (aa) Sanctions. Each Borrower will maintain in effect policies and procedures designed to promote compliance by such Borrower, its Subsidiaries, and its directors and officers with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws. (bb) Payment of Taxes. Each Borrower shall pay and discharge all material Taxes, levies, liens and other charges on it or its assets and on the Collateral Portfolio that, in each case, in any manner would create any Lien or charge upon the Collateral Portfolio, except for any such Taxes which shall not at the time be due and payable or are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP. (cc) Tax Treatment. Except as required by Applicable Law, each Borrower and the Lender shall treat the Advances advanced hereunder as indebtedness of such Borrower for U.S. federal income tax purposes and to file any and all Tax forms in a manner consistent therewith. (dd) Maintenance of Records. Each Borrower will maintain records with respect to the Collateral Portfolio, including without limitation the Records, and the conduct and operation of its business with no less a degree of prudence than if the Collateral Portfolio were held by such Borrower for its own account and will furnish the Administrative Agent, upon the reasonable request by the Administrative Agent, information with respect to the Collateral Portfolio and the conduct and operation of its business. (ee) Obligor Notification Forms. Each Borrower shall furnish or shall cause the Servicer to furnish the Collateral Agent and the Administrative Agent with an appropriate power of attorney to send, Obligor notification forms to give notice to the Obligors of the Collateral Agent’s interest in the Collateral Portfolio and the obligation to make payments as directed by the Administrative Agent on the Collateral Agent’s behalf. For the avoidance of doubt, such power of attorney shall only be exercisable by the Collateral Agent or Administrative Agent, as applicable, after the occurrence of and during the continuance of an Event of Default or the occurrence or declaration of the Facility Maturity Date. (ff) Acquisition of Loan Assets. Each Borrower shall originate or acquire all Loan Assets in compliance with its standard and customary practices as permitted hereunder. (gg) Notice of Defaulted Loan Assets. The Borrowers or the Servicer shall provide the Administrative Agent (with a copy to the Collateral Agent), within two Business Days

117 after notice or knowledge thereof, written notice of any Loan Asset becoming a Defaulted Loan Asset. (hh) Continuation Statements. The Borrowers shall, not earlier than six months prior to, and not later than the fifth anniversary of, the date of filing of the UCC financing statements filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Collection Date shall have occurred, authorize and deliver and file or cause to be filed an appropriate continuation statement with respect to such UCC financing statement. (ii) Officer’s Certificate. On each date on which the Servicer delivers the consolidated audited financial statements of the Equityholder pursuant to Section 6.08(d)(ii), the Borrowers shall deliver an Officer’s Certificate, in form and substance acceptable to the Administrative Agent, providing (i) a certification, based upon a review and summary of UCC search results, that there is no other interest in the Collateral Portfolio perfected by filing of a UCC financing statement other than in favor of the Collateral Agent and (ii) a certification, based upon a review and summary of tax and judgment Lien searches satisfactory to the Administrative Agent, that there is no other interest in the Collateral Portfolio based on any tax or judgment Lien. (jj) Disregarded Entity. Each Borrower will be disregarded as an entity separate from its owner pursuant to Treas. Reg. § 301.7701-3(b), and neither any Borrowers nor any other Person on its behalf shall make an election to be treated as other than an entity disregarded from its owner under Treas. Reg. § 301.7701-3(c). (kk) Audits. Subject to the proviso hereto, once during any 12-month period (or more frequently as the Administrative Agent, for itself and as agent for the Lenders may require after the occurrence of and during the continuance of an Event of Default) and at the sole cost and expense of the Borrowers, during normal office hours and, so long as there exists no Event of Default, upon reasonable prior notice, (i) cause an independent nationally recognized accounting firm or an independent audit and consulting firm specializing in securitization transactions reasonably satisfactory to the Administrative Agent, to enter the premises of the Borrowers and any Person to whom any Borrower delegates all or any portion of its duties under any Transaction Document to which it is a party and examine and audit the books, records and accounts of the Borrowers and such other Person relating to its business, financial condition and operations (in each case, relating to or impacting the transactions contemplated under the Transaction Documents) and the Borrower’s and such other Person’s performance under the Transaction Documents to which it is a party, (ii) permit such firm to discuss the Borrowers’ and such other Person’s affairs and finances (in each case, relating to or impacting the transactions contemplated under the Transaction Documents) with the officers, partners, employees and accountants of any of them, (iii) cause such firm to provide to the Administrative Agent and each Lender, with a report in respect of the foregoing, which shall be in form and scope reasonably satisfactory to the Administrative Agent, and (iv) authorize such firm to discuss such affairs, finances and performance with representatives of the Administrative Agent and its designees; provided that (x) so long as the Borrowers’ financial and operating results are consolidated with those of the Equityholder in consolidated financial statements, (y) the Administrative Agent, each Lender and the Collateral Agent have received all audited consolidated financial statements required to be delivered pursuant to Section 6.08(d) that consolidate the Borrowers’ financial and operating

118 results with those of Equityholder, and (z) there exists no Event of Default, the Administrative Agent agrees that it will not request, commence or cause an audit and examination of the Borrowers pursuant to this Section 5.01(kk). (ll) Access to Records. No more than once (collectively for all Borrowers) during any 12-month period (or more frequently as the Administrative Agent, for itself and as agent for the Lenders may require after the occurrence of and during the continuance of an Unmatured Event of Default or an Event of Default), the Borrowers shall permit the Administrative Agent or any Person designated by the Administrative Agent, and at the sole cost and expense of the Borrowers, to, during normal hours and unless a Servicer Default, Unmatured Event of Default or Event of Default has occurred and is continuing upon reasonable advance notice, visit and inspect at reasonable intervals their and any Person to which a Borrower delegates any of its duties under the Transaction Documents to which it is a party books, records and accounts relating to their business, financial condition, operations and assets (in each case, relating to or impacting the transactions contemplated under the Transaction Documents) and its performance under the Transaction Documents to which it is a party and to discuss the foregoing with its and such Person’s officers, employees and accountants, all as often as the Administrative Agent may reasonably request; provided, that, the Administrative Agent shall use all reasonable efforts to conduct its inspections at a time that is reasonably acceptable to the Borrowers; provided however that, if under the terms of any agreement with any Person which is not an Affiliate of the Borrowers or the Equityholder to whom a Borrower has delegated any of its duties under any Transaction Document, only such Borrower or the Equityholder, as the case may be, is permitted to visit and inspect such Person’s books, records and accounts, it shall at the request of the Administrative Agent, exercise or cause the Equityholder or such Borrower, as the case may be, to exercise the rights specified in this Section 5.01(ll) on behalf of such requesting parties, as frequently as the terms of any such agreement permit, but in no event less frequently than annually. SECTION 5.02 Negative Covenants of the Borrowers. From the later of the A&R Effective Date or, with respect to any Borrower, its applicable Borrower Joinder Date until the Collection Date: (a) Special Purpose Entity Requirements. Except as otherwise permitted by this Agreement, no Borrower shall violate the provisions of Section 5.01(b). (b) Requirements for Material Actions. No Borrower shall fail to provide (and at all times each Borrower’s Governing Documents shall reflect) that the unanimous consent of all directors (or other relevant governing body) (including the consent of the Independent Director(s)) is required for such Borrower to (i) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or not Solvent, (ii) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (iii) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (iv) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such Borrower, (v) make any assignment for the benefit of such Borrower’s creditors, (vi) admit in writing its inability to pay its debts generally as they become due, or (vii) take any action in furtherance of any of the foregoing.

119 (c) Protection of Title. No Borrower shall take any action which would directly or indirectly impair or adversely affect such Borrower’s title to the Collateral Portfolio, except in connection with a transaction not otherwise prohibited hereunder. (d) Transfer Limitations. No Borrower shall transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Collateral Portfolio to any Person other than the Collateral Agent for the benefit of the Secured Parties, or engage in financing transactions or similar transactions with respect to the Collateral Portfolio with any Person other than the Administrative Agent and the Lender, in each case, except as otherwise expressly permitted by the terms of this Agreement. (e) Liens. No Borrower shall create, incur or permit to exist any Lien, encumbrance or security interest in or on any of the Collateral Portfolio subject to the security interest granted by such Borrower pursuant to this Agreement, other than Permitted Liens. (f) Organizational Documents. No Borrower shall amend, modify, waive or terminate any of the special purpose entity provisions of the Governing Documents of such Borrower and will not otherwise amend, modify, waive or terminate any of the Governing Documents in any manner that is materially adverse to the Lenders or otherwise prohibited under this Agreement without the prior written consent of the Administrative Agent; provided that the Administrative Agent shall be deemed to have consented to the First Amendment to the Limited Liability Company Agreement of Nuveen Churchill BDC SPV II, LLC, dated as of the date hereof. (g) Merger, Acquisitions, Sales, etc. No Borrower shall change its organizational structure, enter into any transaction of merger or consolidation or amalgamation, or asset sale (other than pursuant to Section 2.07), or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) without the prior written consent of the Administrative Agent. (h) Use of Proceeds. No Borrower shall use the proceeds of any Advance other than (v) to finance the origination and purchase by such Borrower of the Collateral Portfolio and to pay fees and expenses related to the Transaction Documents, (w) to be deposited in the applicable Unfunded Exposure Account in an amount up to the Unfunded Exposure Amount, (x) to be deposited in the applicable Pre-Funded Loan Asset Account for the purpose of funding a Pre- Funded Loan Asset, (y) to pay general corporate expenses of the Borrower or (z) to be paid to the applicable Borrower for distributions to the Equityholder (so long as such distribution is permitted pursuant to Section 5.02(l)). Notwithstanding the foregoing, in no event shall any Borrower directly or indirectly, use the proceeds of any Advance, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti- corruption law, or (ii) (A) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Advances, whether as Administrative Agent, Lender, underwriter, advisor, investor, or otherwise).

120 (i) Limited Assets. The Borrowers shall not hold or own any assets that are not part of the Collateral Portfolio (other than Excluded Amounts) other than with respect to any assets released from the Lien of the Collateral Agent hereunder following (i) a substitution effected in accordance with Section 2.07(a) (so long as a Substitute Eligible Loan Asset has been transferred to the Borrowers), (ii) an Optional Sale in connection with a Permitted Refinancing effected in accordance with Section 2.07(e), (iii) a Lien Release Dividend effected in accordance with Section 2.07(d); (iv) the repurchase or substitution of a Warranty Loan Asset effected in accordance with Section 2.07(e); (v) a transaction in accordance with Section 2.07(f), or (vi) any other sale or disposal of a Loan Asset that is effected pursuant to a participation prior to the elevation of such participation to an outright assignment in connection with a transaction that would otherwise be permitted by Section 2.07. (j) Tax Treatment. No Borrower shall elect to be treated as a corporation for U.S. federal income tax purposes and shall take all reasonable steps necessary to avoid being treated as a corporation for U. S. federal income tax purposes. (k) Extension or Amendment of Collateral Portfolio. No Borrower will, except as otherwise permitted in Section 6.04(a) and in accordance with the Servicing Standard, extend, amend or otherwise modify the terms of any Loan Asset (including the related Underlying Collateral). (l) Restricted Junior Payments. No Borrower shall make any Restricted Junior Payment, except that, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, a Borrower may declare and make distributions to its member on its membership interests. (m) ERISA. No Borrower will become “plan assets” subject to Title I of ERISA or Section 4975 of the Code, and, except as would not reasonably be expected to result in a Material Adverse Effect, no Borrower will (a) with respect to any Pension Plan, engage in any prohibited transaction (within the meaning of Sections 406(a) or (b) of ERISA or Section 4975 of the Code) for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (b) fail to meet the minimum funding standard set forth in Section 302(a) of ERISA and Section 412(a) of the Code with respect to any Pension Plan, (c) fail to make any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (d) terminate any Pension Plan so as to result, directly or indirectly, in any material liability to the Borrower, or (e) permit to occur any “reportable event” (within the meaning of ERISA section 4043(c)), other than any event for which the 30-day notice period has been waived, with respect to any Pension Plan. (n) Instructions to Agents and Obligors. No Borrower will make any change, or permit the Servicer to make any change, in its instructions to Obligors (or any agents with respect to the Loan Agreements regarding payments to be made with respect to the Collateral Portfolio to the applicable Collection Account), unless the Administrative Agent has consented to such change (such consent not to be unreasonably withheld, conditioned or delayed, it being understood that any such account to which the Obligors may be instructed to make payments shall

121 be subject to an account control agreement which provides the Collateral Agent with a first priority perfected security interest in such account, as evidenced by an Opinion of Counsel reasonably acceptable to the Administrative Agent). (o) Change of Jurisdiction, Location, Names or Location of Loan Asset Files. No Borrower shall change the jurisdiction of its formation, make any change to its corporate name or use any tradenames, fictitious names, assumed names, “doing business as” names or other names (other than those listed on Schedule II hereto, as such schedule may be revised from time to time to reflect name changes and name usage permitted under the terms of this Section 5.02(o) after compliance with all terms and conditions of this Section 5.02(o) related thereto) unless, prior to the effective date of any such change in the jurisdiction of its formation, name change or use, a Borrower receives prior written consent from the Administrative Agent of such change and delivers to the Administrative Agent such UCC financing statements as the Administrative Agent may request to reflect such name change or use, together with such Opinions of Counsel and other documents and instruments as the Administrative Agent may reasonably request in connection therewith. No Borrower will change the location of its chief executive office unless prior to the effective date of any such change of location, such Borrower notifies the Administrative Agent of such change of location in writing. Subject to Section 2.16, no Borrower will move, or consent to the Collateral Custodian or the Servicer moving, the Loan Asset Files from the location thereof, unless the Servicer shall have provided the Administrative Agent with 30 days’ written notice of such move and such Opinions of Counsel and other documents and instruments as the Administrative Agent may reasonably request in connection therewith and shall have taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral Portfolio. SECTION 5.03 Affirmative Covenants of the Servicer. From the A&R Effective Date until the Collection Date: (a) Compliance with Law. The Servicer will comply with all Applicable Law, including those with respect to servicing the Collateral Portfolio or any part thereof pursuant to the terms hereof, except as would not reasonably be expected to have a Material Adverse Effect. (b) Preservation of Company Existence. The Servicer will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect. (c) Obligations and Compliance with Collateral Portfolio. The Servicer will take all actions within its control so as to permit the Borrowers to fulfill and comply in all material respects with all obligations on the part of the Borrowers to be fulfilled or complied with under or in connection with the administration of each item of Collateral Portfolio and will do nothing to impair the rights of the Collateral Agent, for the benefit of the Secured Parties, or of the Secured Parties in, to and under the Collateral Portfolio. It is understood and agreed that the Servicer does

122 not hereby assume any obligations of the Borrowers in respect of any Advances or assume any responsibility for the performance by the Borrowers of any of their obligations hereunder or under any other agreement executed in connection herewith that would be inconsistent with the limited recourse undertaking of the Servicer of Section 8.02(e). (d) Keeping of Records and Books of Account. (i) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Collateral Portfolio, including without limitation the Records, in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Collateral Portfolio and the identification of the Collateral Portfolio, including without limitation the Records. (ii) The Servicer shall permit the Administrative Agent and its agents or representatives to visit the offices of the Servicer during normal office hours and upon reasonable advance notice and examine and make copies of all documents, books, records and other information concerning the Collateral Portfolio, including without limitation the Records, and the Servicer’s servicing thereof and discuss matters related thereto with any of the officers or employees of the Servicer having knowledge of such matters (provided that the Servicer shall not be liable for the costs and expenses of more than one such visit in any calendar year unless an Event of Default has occurred hereunder, in which event the number of visits for which the Servicer shall be liable for the costs and expenses shall not be limited). (iii) The Servicer will on or prior to the A&R Effective Date, mark its master data processing records and other books and records relating to the Collateral Portfolio, in a manner that accurately ensures all assets which constitute the Collateral Portfolio are clearly marked as being held in the Borrowers’ name. (e) Preservation of Security Interest. The Servicer (at its own expense, on behalf of the Borrowers) will file such financing and continuation statements and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the first priority perfected security interest of the Collateral Agent (subject to Permitted Liens), for the benefit of the Secured Parties, in, to and under the Loan Assets and that portion of the Collateral Portfolio in which a security interest may be perfected by filing. (f) Servicing Standard. The Servicer will comply in all material respects with the Servicing Standard in regard to the Collateral Portfolio. (g) Compliance With Documentation. The Servicer will act in conformity with all material terms and conditions of the Underlying Instruments and Required Loan Documents required to be observed by it, except as permitted by the Servicing Standard and this Agreement. (h) Notice of Event of Default. The Servicer will provide the Administrative Agent (with a copy to the Collateral Agent, the Collateral Administrator and the Collateral

123 Custodian), within two Business Days, written notice of the occurrence of each Event of Default of which the Servicer has knowledge or has received notice, other than notice received from the Administrative Agent. In addition, no later than two Business Days following the Servicer’s knowledge or notice of the occurrence of any Event of Default, the Servicer will provide to the Collateral Agent and the Administrative Agent a written statement of the chief financial officer or chief accounting officer of the Servicer setting forth the details of such event and the action that the Servicer proposes to take with respect thereto. Notwithstanding the foregoing, the Servicer’s obligations under this Section 5.03(h) shall not require it to provide such notice and statement to the extent the same have already been provided by the Borrowers pursuant to Section 5.01(j). (i) Reserved. (j) Other. The Servicer will promptly furnish to the Collateral Agent and the Administrative Agent, to the extent available to the Borrowers and redacted to the extent subject to confidentiality restrictions that limit such disclosure, such other information, documents, records or reports respecting the Collateral Portfolio, including without limitation the Records, or the condition or operations, financial or otherwise, of the Borrowers or the Servicer as the Collateral Agent and the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent and the Collateral Agent or Secured Parties under or as contemplated by this Agreement. (k) Proceedings Related to the Borrowers, the Equityholder, the Servicer and the Transaction Documents. The Servicer shall notify the Administrative Agent within three Business Days after any Responsible Officer of the Servicer receives notice or obtains actual knowledge thereof of any settlement of, judgment (including a judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that could reasonably be expected to have a Material Adverse Effect. Solely for purposes of this Section 5.03(k), (i) any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Transaction Documents or the Borrowers that could reasonably be expected to result in liability to the Borrowers or reduce the value of the Collateral Portfolio, in each case, in excess of $1,000,000 (after any expected insurance proceeds) shall be deemed to be reasonably expected to have such a Material Adverse Effect and (ii) any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting (x) the Servicer, or (y) the Investment Manager or the Investment Sub- Advisor to the extent pertaining to its management or advisory activities with respect to the Borrowers or Servicer, in each case, that could, subject to the Borrowers’ reasonable determination, reasonably be expected to result in liability to such Person in excess of $5,000,000 (after any expected insurance proceeds) shall be deemed to be reasonably expected to have such a Material Adverse Effect. (l) Deposit of Collections. The Servicer shall promptly (but in no event later than two Business Days after receipt) deposit or cause to be deposited into the applicable Collection Accounts any and all Available Collections received by the Borrowers, the Servicer or any of their Affiliates.

124 (m) Acquisition of Loan Assets. The Servicer shall ensure that each Loan Asset originated or acquired by the Borrowers is originated or acquired in compliance with its standard and customary practices as permitted hereunder. (n) Sanctions. The Servicer will maintain in effect policies and procedures designed to promote compliance by the Servicer, its Subsidiaries, and its directors and officers with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws. (o) Accounting Changes. As soon as possible and in any event within three Business Days after the effective date thereof, the Servicer will provide to the Administrative Agent notice of any material change in the accounting policies of the Servicer. (p) Proceedings Related to the Collateral Portfolio. The Servicer shall notify the Administrative Agent within three Business Days after any Responsible Officer of the Servicer receives notice or has actual knowledge of any settlement of, judgment (including a judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy, litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that could reasonably be expected to have a Material Adverse Effect on the interests of the Collateral Agent or the Secured Parties in, to and under the Collateral Portfolio. Solely, for purposes of this Section 5.03(p), any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral Portfolio or the Collateral Agent’s or the Secured Parties’ interest in the Collateral Portfolio that could reasonably be expected to reduce the value of the Collateral Portfolio in excess of $2,500,000 (after any expected insurance proceeds) or more shall be deemed to be expected to have such a Material Adverse Effect. (q) Compliance with Legal Opinions. The Servicer shall take all other actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinions Dechert LLP, as counsel to each Borrower, issued in connection with and relating to the issue of non-consolidation of such Borrower with the Equityholder. (r) Instructions to Administrative Agents and Obligors. The Servicer shall direct any agent or administrative agent for any Loan Asset to remit all payments and collections with respect to such Loan Asset directly to the applicable Collection Accounts. The Borrowers and the Servicer shall take commercially reasonable steps to ensure that only funds constituting payments and collections relating to Loan Assets shall be deposited into the applicable Collection Accounts. (s) Capacity as Servicer. The Servicer will ensure that, at all times when it is dealing with or in connection with the Loan Assets in its capacity as Servicer, it holds itself out as Servicer, and not in any other capacity. (t) Eligible Loan Status. On each Determination Date, the Servicer (on behalf of the Borrowers) shall confirm the status of each Eligible Loan Asset as of such date and provide notice of any change in the status of any Eligible Loan Asset to the Collateral Agent and, as a consequence thereof, Loan Assets that were previously Eligible Loan Assets on a prior

125 Determination Date may be excluded from the aggregate Adjusted Borrowing Value and Borrowing Base on such Determination Date. (u) Audits. At the discretion of the Administrative Agent, the Servicer shall periodically allow the Administrative Agent (during normal office hours and upon reasonable advance notice) to review the Servicer’s collection and administration of the Collateral Portfolio in order to assess compliance by the Servicer with the Servicing Standard, as well as with the Transaction Documents and to conduct an audit of the Collateral Portfolio and Required Loan Documents in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time; provided that, at the Servicer’s expense, (i) prior to the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to one (1) such audit during each calendar year and, (ii) after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to such number of audits per annum and at such times as it shall require in its reasonable discretion. (v) Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. The Servicer, its Subsidiaries and, to the knowledge of the Servicer, their respective Affiliates shall: (i) comply with all applicable Anti-Money Laundering Laws and Anti-Corruption Laws, and shall maintain or be subject to policies and procedures reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti-Corruption Laws, (ii) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money Laundering Laws, (iii) ensure it does not use any of the credit in violation of any Anti-Corruption Laws or Anti-Money Laundering Law, and (iv) ensure it does not fund any repayment of the credit in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. The Servicer shall, upon the request of the Administrative Agent from time to time, provide certification and other evidence of the Servicer’s compliance with this Section 5.03(v). (w) Insurance Policies. The Servicer has caused, and will cause, to be performed any and all acts reasonably required to be performed to preserve the rights and remedies of the Collateral Agent and the Secured Parties in any Insurance Policies applicable to Loan Assets (to the extent the Servicer or an Affiliate of the Servicer is the agent or servicer under the applicable Loan Agreement) in accordance with the Servicing Standard. (x) Reserved. (y) Investment Management Agreement and Investment Sub-Advisory Agreement. (i) The Servicer shall not permit the Investment Management Agreement or the Investment Sub-Advisory Agreement to be modified or amended in a manner that materially and adversely affects any Secured Party without the prior written consent of the Administrative Agent. (ii) The Servicer shall not permit the Investment Management Agreement or the Investment Sub-Advisory Agreement to be assigned by any party thereto

126 to a Person that is not an Affiliate of such assigning party without giving the Administrative Agent at least 10 Business Days prior written notice. (iii) No party to the Investment Management Agreement or the Investment Sub-Advisory Agreement shall be in breach of any of its representations, warranties, agreements and/or covenants thereunder or shall waive any material duties or obligations thereunder, in each case in a manner that materially and adversely affects the ability of the Servicer to perform its obligations under the Transaction Documents. SECTION 5.04 Negative Covenants of the Servicer. From the A&R Effective Date until the Collection Date: (a) Mergers, Acquisition, Sales, etc. The Servicer will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless: (i) the Servicer has delivered to the Administrative Agent an Officer’s Certificate stating that any such consolidation, merger, conveyance or transfer and any supplemental agreement executed in connection therewith comply with this Section 5.04 and that all conditions precedent herein provided for relating to such transaction have been complied with; (ii) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to the Administrative Agent; and (iii) after giving effect thereto, no Event of Default or Servicer Default or event that with notice or lapse of time would constitute either an Event of Default or a Servicer Default shall have occurred. (b) Change of Name or Location of Loan Asset Files. The Servicer shall not (x) change its name, move the location of its principal place of business and chief executive office, change the offices where it keeps records concerning the Collateral Portfolio, including without limitation the Records, from the address set forth in Section 11.02, or change the jurisdiction of its formation, or (y) subject to Section 2.16, move, or consent to the Collateral Custodian moving, the Required Loan Documents and the Loan Asset Files from the location thereof, unless the Servicer shall have provided the Administrative Agent with 30 days written notice of such move and such Opinions of Counsel and other documents and instruments as the Administrative Agent may reasonably request in connection therewith and shall have taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral Portfolio. (c) Change in Payment Instructions to Administrative Agents. The Servicer will not make any change in its instructions to Obligors or to any administrative agent under a Loan Agreement regarding payments to be made with respect to the Collateral Portfolio to the applicable Collection Accounts, unless the Administrative Agent has consented to such change (such consent not to be unreasonably withheld, conditioned or delayed, it being understood that

127 any such account to which the Obligors or such administrative agent may be instructed to make payments shall be subject to an account control agreement which provides the Collateral Agent with a first priority perfected security interest in such account, which upon request of the Administrative Agent shall be as evidenced by an Opinion of Counsel reasonably acceptable to the Administrative Agent (except with respect to priority)). (d) Extension or Amendment of Loan Assets. The Servicer will not, except as otherwise permitted in Section 6.04(a), extend, amend or otherwise modify the terms of any Loan Asset (including the Underlying Collateral). (e) Allocation of Charges. There will not be any agreement or understanding between the Servicer and the Borrowers (other than as expressly set forth herein or as consented to by the Administrative Agent), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any Taxes, fees, assessments or other governmental charges. SECTION 5.05 Affirmative Covenants of the Collateral Custodian. From the A&R Effective Date until the Collection Date: (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Law. (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect. (c) Location of Required Loan Documents. Subject to Article XII, the Required Loan Documents shall remain at all times in the possession of the Collateral Custodian at its address located at 1719 Otis Way, Florence, SC 29501 unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Required Loan Documents to be released to the Servicer on a temporary basis in accordance with the terms hereof, except as such Required Loan Documents may be released pursuant to the terms of this Agreement. SECTION 5.06 Negative Covenants of the Collateral Custodian. From the A&R Effective Date until the Collection Date: (a) Required Loan Documents. The Collateral Custodian will not dispose of any documents constituting the Required Loan Documents in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral Portfolio except as contemplated by this Agreement.

128 (b) No Changes in Collateral Custodian Fees. The Collateral Custodian, the Collateral Administrator and the Account Bank will not make any changes to the Collateral Custodian Fees without the prior written approval of the Administrative Agent. SECTION 5.07 Affirmative Covenants of the Account Bank. From the A&R Effective Date until the Collection Date: (a) Compliance with Applicable Law. The Account Bank will comply in all material respects with all Applicable Law. (b) Preservation of Existence. The Account Bank will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect. ARTICLE VI ADMINISTRATION AND SERVICING OF CONTRACTS SECTION 6.01 Appointment and Designation of the Servicer. (a) Initial Servicer. The Lender and the Administrative Agent hereby appoint Nuveen Churchill Direct Lending Corp., pursuant to the terms and conditions of this Agreement, as Servicer, with the authority to service, administer and exercise rights and remedies, on behalf of the Borrowers, in respect of the Collateral Portfolio. Until the Administrative Agent gives Nuveen Churchill Direct Lending Corp. a Servicer Termination Notice in accordance with the terms of this Agreement, Nuveen Churchill Direct Lending Corp. hereby accepts such appointment and agrees to perform the duties and responsibilities of the Servicer pursuant to the terms hereof. The Servicer and the Borrowers hereby acknowledge that the Administrative Agent and the Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder. (b) Servicer Termination Notice. The Borrowers, the Servicer, the Lender and the Administrative Agent hereby agree that, after the occurrence and during the continuance of a Servicer Default, the Administrative Agent, by immediate written notice to the Servicer (with a copy to the Collateral Agent) (a “Servicer Termination Notice”), may terminate all of the rights, obligations, power and authority of the Servicer under this Agreement other than with respect to the rights of the Servicer under Section 7.02(h). On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to this Section 6.01(b), the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Administrative Agent in writing or, if no such date is specified in such Servicer Termination Notice or otherwise specified by the Administrative Agent, until a date mutually agreed upon by the Servicer and the Administrative Agent and shall be entitled to receive, to the extent of funds available therefor pursuant to Section 2.04, the Servicing Fees therefor accrued until such date. After such date, the Servicer agrees that it will

129 terminate its activities as Servicer hereunder in a manner that the Administrative Agent believes will facilitate the transition of the performance of such activities to a Replacement Servicer, and the Replacement Servicer shall assume each and all of the Servicer’s obligations to service and administer the Collateral Portfolio, on the terms and subject to the conditions herein set forth, and the Servicer shall use its commercially reasonable efforts to assist the Replacement Servicer in assuming such obligations. (c) Appointment of Replacement Servicer. At any time following the delivery of a Servicer Termination Notice, the Administrative Agent may, at its discretion, with notice to the Borrowers appoint a new Servicer which shall be an Eligible Replacement (as defined below) (the “Replacement Servicer”), which appointment shall take effect upon the Replacement Servicer accepting such appointment by a written assumption in a form satisfactory to the Administrative Agent in its sole discretion. In the event a Replacement Servicer has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Administrative Agent shall petition a court of competent jurisdiction to appoint any established financial institution, having a net worth of not less than $50,000,000 and whose regular business includes the servicing of assets similar to the Collateral Portfolio (each, an “Eligible Replacement”), as the Replacement Servicer hereunder. Subject to Section 11.07, the Servicer shall pay all costs associated with the transition of the obligations hereunder to a Replacement Servicer if the Administrative Agent terminates the Servicer following a Servicer Default. (d) Liabilities and Obligations of Replacement Servicer. Upon its appointment, the Replacement Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Replacement Servicer; provided that the Replacement Servicer shall have (i) no liability with respect to any action performed by the terminated Servicer prior to the date that the Replacement Servicer becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any advancing obligations, if any, of the Servicer unless it elects to in its sole discretion, (iii) no obligation to pay any Taxes required to be paid by the Servicer (provided that the Replacement Servicer shall pay any income taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including the original Servicer. The indemnification obligations of the Replacement Servicer upon becoming a Replacement Servicer, are expressly limited to those arising on account of its failure to act in good faith and with reasonable care under the circumstances. In addition, the Replacement Servicer shall have no liability relating to the representations and warranties of the Servicer contained in Section 4.03. (e) Authority and Power. All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Borrowers and, without limitation, the Borrowers are hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer

130 agrees to cooperate with the Borrowers in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Collateral Portfolio. (f) Subcontracts. The Servicer may, with the prior written consent of the Administrative Agent, subcontract with any other Person for servicing, administering or collecting the Collateral Portfolio; provided that (i) the Servicer shall select any such Person with reasonable care and shall be solely responsible for the fees and expenses payable to any such Person, (ii) the Servicer shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Servicer pursuant to the terms hereof without regard to any subcontracting arrangement and (iii) any such subcontract shall be terminable upon the occurrence of a Servicer Default; provided, further that no Administrative Agent consent shall be required to enter into any subcontract with the Investment Manager, the Investment Sub-Advisor, or any Affiliate of the Investment Manager, the Investment Sub-Advisor or the Servicer; provided, further, that in the event of any such subcontract, (A) the Servicer shall be and remain primarily liable to the Administrative Agent, the Collateral Agent and the Lender for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (B) the Administrative Agent and the Collateral Agent shall be entitled to deal exclusively with the Servicer in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. (g) Reserved. (h) Waiver. The Borrowers acknowledge that the Administrative Agent or any of its Affiliates may act as the Collateral Agent and/or the Servicer after the occurrence of a Servicer Default, and the Borrowers waive any and all claims against the Administrative Agent, the Lender or any of their respective Affiliates, the Collateral Agent and the Servicer (other than claims relating to such party’s bad faith, gross negligence or willful misconduct) relating in any way to the custodial or collateral administration functions having been performed by the Administrative Agent or any of its Affiliates in accordance with the terms and provisions (including the standard of care) set forth in the Transaction Documents. SECTION 6.02 Duties of the Servicer. (a) Duties. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to service, and collect on the Collateral Portfolio from time to time, all in accordance with Applicable Law and the Servicing Standard. Prior to the occurrence and continuance of a Servicer Default, but except as otherwise provided herein and subject to the terms of this Agreement (including, without limitation, Section 6.04), the Servicer has the sole and exclusive authority to make any and all decisions with respect to the Collateral Portfolio and take or refrain from taking any and all actions with respect to the Collateral Portfolio. Without limiting the foregoing, the duties of the Servicer shall include the following: (i) supervising the Collateral Portfolio, including communicating with Obligors, executing amendments, providing consents and waivers, enforcing and collecting on the Collateral Portfolio and otherwise managing the Collateral Portfolio on behalf of the Borrowers;

131 (ii) maintaining all necessary servicing records with respect to the Collateral Portfolio, including without limitation the Records, and providing such records to the Administrative Agent (with a copy to the Account Bank) in respect of the servicing of the Collateral Portfolio (including information relating to its performance under this Agreement) as may be required hereunder or as the Administrative Agent may reasonably request; (iii) maintaining and implementing administrative and operating procedures (including without limitation an ability to recreate servicing records evidencing the Collateral Portfolio, including without limitation the Records, in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Collateral Portfolio, including without limitation the Records; (iv) promptly delivering to the Administrative Agent, the Collateral Agent, the Collateral Administrator, the Account Bank and the Collateral Custodian from time to time, such information and servicing records (including information relating to its performance under this Agreement) as the Administrative Agent, the Collateral Agent, the Collateral Administrator, the Account Bank or the Collateral Custodian may from time to time reasonably request, including without limitation the Records; (v) identifying each Loan Asset clearly and unambiguously in its servicing records, including without limitation the Records, to reflect that such Loan Asset is owned by the applicable Borrower and that the applicable Borrower has granted a perfected security interest therein to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement; (vi) notifying the Administrative Agent of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim (1) that is or is threatened to be asserted by an Obligor with respect to any Loan Asset (or portion thereof) of which it has knowledge or has received notice; or (2) that could reasonably be expected to have a Material Adverse Effect; (vii) maintaining the perfected security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral Portfolio; (viii) maintaining the Loan Asset File with respect to Loan Assets included as part of the Collateral Portfolio; provided that, so long as the Servicer is in possession of physical copies, if any, of any original Required Loan Documents, the Servicer will hold such original Required Loan Documents in a fireproof safe or fireproof file cabinet, except while such Required Loan Documents are in the process of being delivered to or received from the Collateral Custodian; (ix) directing the Account Bank to make payments pursuant to the terms of the Servicing Report in accordance with Section 2.04;

132 (x) directing the sale or substitution of Collateral Portfolio in accordance with Section 2.07; (xi) providing administrative assistance and advice to the Borrowers with respect to the purchase and sale of and payment for the Loan Assets; (xii) instructing the Obligors and the administrative agents on the Loan Assets to make payments directly into the Collection Accounts established and maintained with the Account Bank; (xiii) delivering the Loan Asset Files and the Loan Asset Schedule to the Collateral Custodian; (xiv) with respect to each Loan Asset included as part of the Collateral Portfolio, making the Loan Asset File available for inspection by the Administrative Agent, upon reasonable advance notice, at the offices of the Servicer during normal business hours; (xv) complying with such other duties and responsibilities as may be required of the Servicer by this Agreement; and (xvi) instructing the Account Bank to make payments pursuant to the terms of the Servicing Report or as otherwise directed in accordance with Sections 2.04 or 2.05. It is acknowledged and agreed that in circumstances in which a Person other than the Borrowers or the Servicer acts as lead agent with respect to any Loan Asset, the Servicer shall perform its servicing duties hereunder only to the extent a lender under the related loan syndication Loan Agreements has the right to do so. Notwithstanding anything to the contrary contained herein, it is acknowledged and agreed that the performance by the Servicer of its duties hereunder shall be limited insofar as such performance would conflict with or result in a breach of any of the express terms of the related Loan Agreements; provided that the Servicer shall (a) provide prompt written notice to the Administrative Agent upon becoming aware of such conflict or breach, (b) have determined that there is no other commercially reasonable performance that it could render consistent with the express terms of the Loan Agreements which would result in all or a portion of the servicing duties being performed in accordance with this Agreement, and (c) undertake all commercially reasonable efforts to mitigate the effects of such non-performance including performing as much of the servicing duties as possible and performing such other commercially reasonable and/or similar duties consistent with the terms of the Loan Agreements. (b) Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent, the Collateral Agent, the Lender and the Secured Parties of their rights hereunder shall not release the Servicer or the Borrowers from any of their duties or responsibilities with respect to the Collateral Portfolio. The Secured Parties, the Administrative Agent, the Lender and the Collateral Agent shall not have any obligation or liability with respect to any Collateral Portfolio, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

133 (c) Any payment by an Obligor in respect of any Indebtedness owed by it to the Borrowers shall, except as otherwise specified by such Obligor or otherwise required by contract or law, be applied in accordance with the Servicing Standard. SECTION 6.03 Authorization of the Servicer. (a) Each of the Borrowers, the Administrative Agent and the Lender hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Servicer, to collect all amounts due under any and all Collateral Portfolio, including without limitation endorsing any of their names on checks and other instruments representing Interest Collections and Principal Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral Portfolio and, after the delinquency of any Loan Asset in the Collateral Portfolio and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the seller of such Loan Asset could have done if it had continued to own such Collateral Portfolio. The Borrowers and the Collateral Agent on behalf of the Secured Parties shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectability of the Loan Asset. In no event shall the Servicer be entitled to make the Secured Parties, the Administrative Agent, the Collateral Agent or the Lender a party to any litigation without such party’s express prior written consent, or to make the Borrowers party to any litigation (other than any routine foreclosure or similar collection procedure) without the Administrative Agent’s consent. (b) After the occurrence or declaration of the Facility Maturity Date but prior to the occurrence of the Collection Date, at the direction of the Administrative Agent, the Servicer shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Collateral Portfolio; provided that the Administrative Agent may, at any time after the occurrence and during the continuance of an Event of Default, notify any Obligor with respect to any Collateral Portfolio of the assignment of such Collateral Portfolio to the Collateral Agent on behalf of the Secured Parties and direct that payments of all amounts due or to become due be made directly to the Administrative Agent or any servicer, collection agent or account designated by the Administrative Agent and, upon such notification and at the expense of the Borrowers, the Administrative Agent may enforce collection of any such Collateral Portfolio, and adjust, settle or compromise the amount or payment thereof. SECTION 6.04 Collection of Payments; Accounts. (a) Collection Efforts, Modification of Collateral Portfolio. The Servicer will use its commercially reasonable efforts and judgment to collect or cause to be collected, all payments called for under the terms and provisions of the Loan Assets included in the Collateral Portfolio as and when the same become due, all in accordance with the Servicing Standard. The Servicer may not waive, modify or otherwise vary any provision of an item of Collateral Portfolio in any manner contrary to the Servicing Standard; provided that, on and after the occurrence and

134 during the continuance of an Event of Default, the prior written consent of the Administrative Agent shall be required for any waiver, modification or variance that would impair the collectability of the Collateral Portfolio. In addition, after the occurrence and during the continuance of an Event of Default, neither the Borrowers nor the Servicer shall, without the prior written consent of the Administrative Agent, agree to waive, modify or otherwise vary any provision of a Loan Agreement related to a Loan Asset in the Collateral Portfolio if such waiver, modification or variation would increase the Borrowers’ commitment or outstanding loans thereunder or extend the maturity of any outstanding or committed loans of the Borrowers thereunder beyond the Stated Maturity Date. (b) Acceleration. If consistent with the Servicing Standard, the Servicer shall accelerate or vote to accelerate, as applicable, the maturity of all or any Scheduled Payments and other amounts due under any Loan Asset promptly after such Loan Asset becomes a Defaulted Loan Asset. (c) Taxes and Other Amounts. The Servicer will use its best efforts to collect all payments with respect to amounts due for Taxes, assessments and insurance premiums relating to each Loan Asset to the extent required to be paid to the Borrowers for such application under the applicable Loan Agreement and remit such amounts to the appropriate Governmental Authority or insurer as required by such Loan Agreement. (d) Payments to Collection Account. If the Borrowers or the Servicer receive any payments in respect of the Collateral Portfolio other than directly into the Collection Accounts, the Servicer on behalf of the Borrowers shall cause such payment to be transferred or deposited into the applicable Collection Accounts, as required by any Transaction Documents, within two (2) Business Days from the date on which Servicer receives notice of such payment. (e) Controlled Accounts. Each of the parties hereto hereby agrees that (i) each Controlled Account is intended to be a “securities account” or “deposit account” within the meaning of the UCC and of the Hague Securities Convention and (ii) except as otherwise expressly provided herein and in the Control Agreement prior to the delivery of a Notice of Exclusive Control, each Borrower (solely with respect to its Controlled Accounts) and the Servicer shall be entitled to exercise the rights that comprise each Financial Asset held in each Controlled Account which is a securities account and have the right to direct the disposition of funds in each Controlled Account which is a deposit account; provided that after the delivery of a Notice of Exclusive Control, such rights shall be exclusively held by the Collateral Agent (acting at the direction of the Administrative Agent). Each of the parties hereto hereby agrees to cause the securities intermediary that holds any money or other property for any Borrower in a Controlled Account that is a securities account to agree with the parties hereto that (A) the cash and other property (subject to Section 6.04(f) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset under Article 8 of the UCC and (B) regardless of any provision in any other agreement, for purposes of the UCC, with respect to each Controlled Account, New York shall be deemed to be the Account Bank’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the securities intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC). All securities or other property underlying any Financial Assets credited to a Controlled Account in the form of securities or

135 instruments shall be registered in the name of the Account Bank or if in the name of the applicable Borrower or the Collateral Agent, Indorsed to the Account Bank, Indorsed in blank, or credited to another securities account maintained in the name of the Account Bank, and in no case will any Financial Asset credited to a Controlled Account be registered in the name of the applicable Borrower, payable to the order of the applicable Borrower or specially Indorsed to the applicable Borrower, except to the extent the foregoing have been specially Indorsed to the Account Bank or Indorsed in blank. (f) Loan Agreements. Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, none of the Collateral Agent, the Collateral Custodian, the Collateral Administrator, the Account Bank or any securities intermediary shall be under any duty or obligation in connection with the acquisition by the Borrowers, or the grant by the Borrowers to the Collateral Agent, of any Loan Asset in the nature of a loan or a participation in a loan to examine or evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrowers under the related Loan Agreements, or otherwise to examine the Loan Agreements, in order to determine or compel compliance with any applicable requirements of or restrictions on transfer (including without limitation any necessary consents). The Collateral Custodian shall hold any Instrument delivered to it which evidences any Loan Asset acquired by the Borrowers as collateral custodian for the Collateral Agent in accordance with the terms of the Control Agreement. (g) Adjustments. If (i) the Servicer makes a deposit into any Collection Account in respect of an Interest Collection or a Principal Collection of a Loan Asset and such Interest Collection or Principal Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Interest Collection or Principal Collection and deposits an amount that is less than or more than the actual amount of such Interest Collection or Principal Collection, the Servicer shall appropriately adjust the amount subsequently deposited into such Collection Account to reflect such dishonored check or mistake and promptly notify the Administrative Agent and the Collateral Agent of such adjustment. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid. SECTION 6.05 Realization Upon Loan Assets. The Servicer may, in its discretion consistent with the Servicing Standard, foreclose upon or repossess, as applicable, or otherwise comparably convert the ownership of any Underlying Collateral relating to a Defaulted Loan Asset as to which no satisfactory arrangements can be made for collection of delinquent payments. In addition, the Servicer may, consistent with the Servicing Standard, sell or otherwise transfer, or if it deems advisable to maximize recoveries, hold or cause the Borrowers to hold any Defaulted Loan Asset, equity security or other security (so long as such equity security or other security was received in lieu or otherwise on account of debt previously contracted with respect to a Loan Asset) received by the Borrowers in connection with a default, workout, restructuring or plan of reorganization or similar event under a Loan Asset. The Servicer will comply with the Servicing Standard and Applicable Law in realizing upon such Underlying Collateral, and employ practices and procedures, including without limitation reasonable efforts consistent with the Servicing Standard, (x) to enforce all obligations of the Obligors under the Loan Agreements and other legal

136 documentation related to such Defaulted Loan Asset and (y) to foreclose upon, repossess and cause the sale of such Underlying Collateral at public or private sales other than with respect to any Defaulted Loan Asset, equity or other securities that the Servicer may hold as described in the preceding sentence of this Section 6.05. Without limiting the generality of the foregoing, the Servicer may cause the sale of any such Underlying Collateral to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Administrative Agent setting forth the Loan Asset, the Underlying Collateral, the sale price of the Underlying Collateral and certifying that such sale price is at least equal to the fair market value of such Underlying Collateral. In any case in which any such Underlying Collateral has suffered damage, the Servicer will not expend funds in connection with any repair or toward the foreclosure or repossession of such Underlying Collateral unless such actions are consistent with the Servicing Standard. The Servicer will remit to the applicable Principal Collection Account the Recoveries received in connection with the sale or disposition of Underlying Collateral relating to a Defaulted Loan Asset. SECTION 6.06 Servicing Compensation. As compensation for its activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to be paid the Servicing Fees and reimbursed the Servicing Expenses as provided in Section 2.04. SECTION 6.07 Payment of Certain Expenses by Servicer. The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation fees and disbursements of its independent accountants, Taxes imposed on the Servicer, expenses incurred by the Servicer in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrowers. The Servicer, on behalf of the Borrowers, will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with this Agreement or the maintenance of the Controlled Accounts. The Borrowers will reimburse the Servicer for any reasonable expenses incurred hereunder or on behalf of the Borrowers, subject to the availability of funds pursuant to Section 2.04; provided that, to the extent funds are not so available on any Payment Date to reimburse such expenses incurred during the immediately ended Remittance Period, such reimbursement amount shall be deferred and payable on the next Payment Date on which funds are available therefor pursuant to Section 2.04 and such deferred reimbursement amount shall bear interest beginning on the Payment Date immediately following the Remittance Period in which such expenses were incurred until paid at an annual rate equal to the SOFR Yield Rate. For the avoidance of doubt, the Servicer shall remain liable for, and shall pay in accordance with the terms hereof, all expenses payable by it as set forth in this Section 6.07 or otherwise under this Agreement, notwithstanding any failure of the Servicer to be reimbursed on any Payment Date due to the insufficiency of funds. Following realization of the Collateral Portfolio and distribution of proceeds in the manner provided in Section 2.04, any claims of the Servicer against the Borrowers in respect of any deferred reimbursement amount or otherwise shall be extinguished and shall not thereafter revive. SECTION 6.08 Reports to the Administrative Agent; Account Statements; Servicing Information.

137 (a) Notice of Borrowing or Notice of Reduction. Not later than 1:00 p.m. on the third Business Day before the Advance Date for a SOFR Advance, and not later than 1:00 p.m. on the Business Day prior to the Advance Date for a Base Rate Advance and upon each reduction of Advances Outstanding pursuant to Section 2.18, the applicable Borrower (or the Servicer on its behalf) will provide a Notice of Borrowing or a Notice of Reduction, as applicable, and a Borrowing Base Certificate, each updated as of such date, to the Administrative Agent and each Lender (with a copy to the Collateral Agent). (b) Servicing Reports. (i) No later than the Reporting Date of each calendar month, the Servicer will provide (or shall cause the Collateral Administrator to provide, pursuant to Section 12.02A(b)), on behalf of the Borrowers, to each Lender, the Administrative Agent, the Collateral Agent and the Collateral Custodian a monthly statement including the following information, as of the last Business Day of the preceding calendar month, (A) the current list of Obligors and the Outstanding Balance of each Loan Asset with respect to each such Obligor, (B) a list of all Defaulted Loan Assets, (C) an accounting of amounts on deposit in each Controlled Account, (D) the aggregate Outstanding Balance of all Loan Assets as of such day, (E) the Advances Outstanding as of such day, (F) each Loan Asset which the Borrowers acquired or disposed of during the prior month, (G) the difference between the aggregate Outstanding Balance and the Advances Outstanding as of such day, (H) all scheduled and unscheduled repayments with respect to any Loan Assets during the related month, (I) an accounting of collections with respect to the Loan Assets (including amounts on deposit in each Controlled Account), and (J) amounts to be remitted pursuant to Section 2.04 to the applicable parties (which shall include any applicable wiring instructions of the parties receiving payment) (such monthly statement, a “Monthly Report”), such Monthly Report to be signed by a Responsible Officer of the Servicer and the Borrowers and substantially in the form of Exhibit K. The Monthly Report may, at the joint election of the Servicer and the Administrative Agent, either be one statement for all Borrowers that reports the relevant information by Borrower, or separate statements for each Borrower. (ii) No later than the three (3) Business Days prior to each Payment Date, the Servicer will provide to the Borrowers, each Lender, the Administrative Agent, the Collateral Agent and the Collateral Custodian, a quarterly statement including the information required to be in the Monthly Report pursuant to Section 6.08(b)(i) and (A) a Borrowing Base Certificate calculated as of the most recent Reporting Date, (B) (x) an accounting of collections with respect to the Loan Assets (including amounts on deposit in each Controlled Account), and (y) amounts to be remitted pursuant to Section 2.04 to the applicable parties on such Payment Date (which shall include any applicable wiring instructions of the parties receiving payment), in each case, calculated as of the most recent Determination Date, and (C) a summary prepared with respect to each Obligor and with respect to each Loan Asset for such Obligor prepared as of the most recent Reporting Date that will be required to set forth (x) covenant compliance for each such Loan Asset, (y) whether or not each such Loan Asset shall have become subject to an amendment, restatement, supplement, waiver or other modification that constitutes a Material

138 Modification (if applicable); and (z) the purchase price of each such Loan Asset (such quarterly statement, a “Quarterly Report” and, together with the Monthly Report, the “Servicing Reports”), such Quarterly Report to be signed by a Responsible Officer of the Servicer and the Borrowers and substantially in the form of Exhibit K. (c) Servicer’s Certificate. Together with each Servicing Report, the Servicer shall submit to the Administrative Agent, each Lender and the Collateral Agent, a certificate substantially in the form of Exhibit L (a “Servicer’s Certificate”), signed by a Responsible Officer of the Servicer, which shall include a certification by such Responsible Officer that no Event of Default or Unmatured Event of Default has occurred and is continuing or, in the event that an Event of Default or Unmatured Event of Default has occurred and is continuing, a description of such Event of Default or Unmatured Event of Default. (d) Financial Statements. The Equityholder, will submit to the Administrative Agent, each Lender and the Collateral Agent, (i) within 90 days after the end of each of its first three fiscal quarters (excluding the fiscal quarter ending on the date specified in clause (ii)), commencing for the fiscal quarter ending December 31, 2020, consolidated unaudited financial statements of the Equityholder for the most recent fiscal quarter, and (ii) within 150 days after the end of each fiscal year, commencing with the fiscal year ended December 31, 2020, consolidated audited financial statements of the Equityholder, audited by a firm of nationally recognized independent public accountants, as of the end of such fiscal year. (e) Tax Returns. Upon demand by the Administrative Agent or any Lender, the Equityholder, on behalf of the Borrowers, shall deliver, copies of all federal, state and local tax returns and reports filed by the Borrowers (excluding sales, use and similar Taxes); provided that there shall be no obligation to deliver any tax returns of the Equityholder or any other tax returns in which a Borrower was included on a consolidated or combined basis. (f) Obligor Financial Statements; Valuation Reports; Other Reports. The Servicer, Equityholder or Borrowers, as applicable, will deliver to the Administrative Agent, the Lenders and the Collateral Agent, with respect to each Obligor, (i) prior to making an Advance with respect thereto, three years’ historical audited or unaudited financial statements and related information (or, if less than three years’ worth of historical financial statements are available to the Servicer, the Equityholder or the Borrowers, all such historical financial statements which are available) and, to the extent available, a copy of the underwriting memoranda utilized by the Equityholder or the Borrowers, as applicable, in evaluating and approving such Loan Asset for investment (with redactions subject to confidentiality requirements); provided, that such underwriting memoranda will be kept confidential by the Administrative Agent (and not shared with any other Person, including any other party hereunder, but excluding any of the Administrative Agent’s Excepted Persons) (ii) to the extent received by the Borrowers or the Servicer pursuant to the Underlying Instruments, the complete financial reporting package with respect to such Obligor and with respect to each Loan Asset for such Obligor provided to the Borrowers or the Servicer either monthly or quarterly, as the case may be, by such Obligor, which delivery shall be made prior to the later of (x) 60 days after of the end of each quarter end (or such longer period provided therein with respect to the end of an Obligor’s fiscal quarter or fiscal year), and (y) five (5) Business Days after receipt by the Borrowers or Servicer thereof, which reporting

139 package shall include any covenant compliance certificates under the related Underlying Instruments and (iii) asset and portfolio level monitoring reports prepared by the Servicer with respect to the Loan Assets, which delivery shall be made within 75 days of the end of each quarter end (or such longer period provided therein with respect to the end of an Obligor’s fiscal quarter or fiscal year) which would include, at a minimum, covenant and financial covenant testing as required hereunder. The Servicer will promptly deliver to the Administrative Agent and any Lender, upon reasonable request and to the extent received by the Borrowers or the Servicer, all other documents and information required to be delivered by the Obligors to the Borrowers with respect to any Loan Asset included in the Collateral Portfolio. (g) Amendments to Loan Assets. The Servicer will deliver to the Administrative Agent and the Collateral Custodian a copy of any material amendment, restatement, supplement, waiver or other modification to the Underlying Instruments of any Loan Asset (along with any internal documents prepared by the Servicer and provided to the Borrowers’ or Equityholder’s investment committee in connection with such amendment, restatement, supplement, waiver or other modification) (i) within five (5) Business Days of the effective date of any such amendment, restatement, supplement, waiver or other modification which constitutes a Material Modification and (ii) with respect to any other material amendment, restatement, supplement, waiver or other modification which is not a Material Modification, within 45 days after the end of the quarter during which such modification was made. (h) Website Access to Information. Notwithstanding anything to the contrary contained herein, information required to be delivered or submitted to any Secured Party (other than, with respect to clauses (ii) and (iii) below, the Account Bank, the Collateral Administrator or the Collateral Custodian) pursuant to this Article VI shall be deemed to have been delivered on the date upon which such information is (i) received through e-mail (with confirmation of receipt), (ii) posted on a password protected website maintained by the Servicer to which the Administrative Agent will have access or (iii) otherwise received via another delivery method acceptable to the Administrative Agent. SECTION 6.09 Annual Statement as to Compliance. The Servicer will provide to the Administrative Agent and the Collateral Agent within 120 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2020, a fiscal report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer’s performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Default has occurred and is continuing. SECTION 6.10 Annual Independent Public Accountant’s Servicing Reports. The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Administrative Agent and the Collateral Agent within 120 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 2021, a report covering such fiscal year to the effect that such accountants (i) have applied certain agreed-upon procedures (a copy of which procedures are attached hereto as Schedule IV, it being understood that the Servicer and the Administrative Agent

140 will provide an updated Schedule IV reflecting any further amendments to such Schedule IV prior to the issuance of the first such agreed-upon procedures report, a copy of which shall replace the then existing Schedule IV) to certain documents and records relating to the Collateral Portfolio under any Transaction Document, (ii) have compared the information contained in the Servicing Reports and the Servicer’s Certificates delivered during the period covered by such report with such documents and records and (iii) have concluded that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. In the event such firm requires the Account Bank and/or the Collateral Administrator to agree (whether in writing or otherwise) to the procedures performed by such firm, each Borrower hereby directs the Account Bank and/or the Collateral Administrator to so agree and directs the Account Bank and/or the Collateral Administrator to execute a specified user agreement, access letter or agreement of similar import requested by such accountants, which may include among other things, (i) acknowledgement that such Borrower has agreed that the procedures to be performed by such accountants are sufficient for such Borrower’s purposes, (ii) releases by the Account Bank or Collateral Administrator, as applicable, (on behalf of itself and the Lenders, the Collateral Agent and Administrative Agent) of claims against the firm and acknowledgement of other limitations of liability in favor of the firm and (iii) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm (including to the Lenders, the Collateral Agent and Administrative Agent). Neither the Account Bank nor the Collateral Administrator shall have any responsibility to such Borrower, the Servicer or any other party to make any inquiry or investigation as to, and shall have no obligation, liability or responsibility in respect of, the terms of any engagement of any such firm, or the validity or correctness of such procedures or content of such letter (including without limitation with respect to the sufficiency thereof for any purpose), any report or instruction (or other information or documents) prepared or delivered by any such accountants pursuant to any such engagement. In no event shall the Account Bank or the Collateral Administrator be required to execute any agreement in respect of the accountants that it reasonably determines adversely affects it. SECTION 6.11 The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the Servicer’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under Applicable Law. No such resignation shall become effective until a Replacement Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.02. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01 Events of Default. If any of the following events (each, an “Event of Default”) shall occur:

141 (a) (i) any Borrower shall enter into one or more agreements for borrowed money (or any guarantee of borrowed money) other than this Agreement or (ii) the Servicer defaults in making any payment required to be made under one or more agreements (other than this Agreement) for borrowed money to which it is a party in an aggregate principal amount in excess of $5,000,000 (with respect to this clause (ii) only, after giving effect to any related grace period contained in such agreements); or (b) a Borrower or the Equityholder defaults in making any payment required to be made under one or more agreements (which in the case of the Equityholder shall only include agreements for borrowed money) to which it is a party (other than this Agreement and the Transaction Documents) in an aggregate principal amount in excess of $5,000,000 with respect to the Equityholder and $250,000 with respect to a Borrower and any such default is not cured within the applicable cure period, if any, provided for under such agreement; or (c) any failure on the part of a Borrower or the Equityholder duly to observe or perform any other covenants or agreements (other than those specifically described in this Section 7.01) of the Borrowers or the Equityholder set forth in this Agreement or the other Transaction Documents to which such Borrower or the Equityholder is a party and the same continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to such Borrower or the Equityholder by the Administrative Agent, the Lender or the Collateral Agent and (ii) the date on which a Borrower or the Equityholder acquires knowledge thereof; or (d) the occurrence of a Bankruptcy Event relating to a Borrower, the Equityholder or the Servicer; or (e) the occurrence of a Servicer Default (subject to the applicable cure periods set forth in the definition of “Servicer Default”); or (f) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $5,000,000 (in the case of the Equityholder), or $250,000 (in the case of a Borrower) (excluding, in each case, any amounts covered by insurance to the extent coverage has not been denied in writing), and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than 30 consecutive days after the later of (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished, without such judgment, decree or order being vacated, stayed or discharged during such 30 day period; or (g) any Borrower either shall cease to be an Affiliate of the Equityholder or shall fail to qualify as a bankruptcy-remote entity based upon customary criteria such that an Opinion of Counsel could no longer be rendered with respect to substantive nonconsolidation with respect to any Borrowers and the Equityholder; or

142 (h) (1) any Transaction Document, or any Lien or security interest granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of a Borrower or the Servicer, (2) (A) the Borrowers, the Equityholder or the Servicer shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any Lien or security interest thereunder or (B) there shall be a contest in any manner of the effectiveness, validity, binding nature or enforceability of any Transaction Document or of any Lien or security interest thereunder by any other party (other than the Administrative Agent, the Collateral Agent or the Lender) which has a substantial likelihood of causing a Material Adverse Effect, as determined by the Administrative Agent, in its reasonable discretion; (3) any security interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; or (i) the Advances Outstanding on any day exceeds the Borrowing Base and has not been remedied in accordance with and subject to the time frame set forth in Section 2.06; or (j) failure on the part of a Borrower or the Servicer to make any payment or deposit (including, without limitation, with respect to bifurcation and remittance of Interest Collections and Principal Collections or any other payment or deposit required to be made by the terms of the Transaction Documents, including, without limitation, to any Secured Party, Affected Party or Indemnified Party) required by the terms of any Transaction Document (other than Section 2.06) on the day such payment or deposit is required to be made under the Transaction Documents; provided that, in each case, if such failure resulted solely from an administrative error or omission by the Administrative Agent, such failure will not constitute an Event of Default if cured within two Business Days; or (k) without limiting the generality of Section 7.01(i) above, failure of the Borrowers to pay Yield within two (2) Business Days of any Payment Date or within two (2) Business Days of when otherwise due pursuant to the Transaction Documents; or (l) any Borrower shall become required to register as an “investment company” within the meaning of the 1940 Act or the arrangements contemplated by the Transaction Documents shall require registration as an “investment company” within the meaning of the 1940 Act; or (m) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any assets of the Borrowers and such Lien shall not have been released within five Business Days, or the Pension Benefit Guaranty Corporation shall file notice

143 of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrowers and such lien shall not have been released within five Business Days; or (n) any Change of Control exists or shall occur; or (o) any representation, warranty or certification made by the Borrowers or the Equityholder in any Transaction Document or in any document delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which has a Material Adverse Effect, on the Secured Parties and continues to be unremedied for a period of 30 days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Borrowers or the Equityholder by the Administrative Agent, the Lender or the Collateral Agent (which shall be given at the direction of the Administrative Agent) and (ii) the date on which a Responsible Officer of the Borrowers or the Equityholder acquires knowledge thereof; or (p) failure to pay, on the Facility Maturity Date, the outstanding principal of all Advances Outstanding, if any, and all Yield and all Fees accrued and unpaid thereon together with all other Obligations; or (q) (i) failure of any Borrower to maintain at least one Independent Director, (ii) the removal of any Independent Director of any Borrower without “cause” (as such term is defined in the applicable Borrower Operating Agreement) or without giving prior written notice to the Administrative Agent, each as required in the applicable Borrower Operating Agreement or (iii) an Independent Director of a Borrower which is not provided by a nationally recognized service reasonably acceptable to the Administrative Agent shall be appointed without the consent of the Administrative Agent; or (r) any Borrower ceases to have a valid, perfected ownership interest in all of the Collateral Portfolio, other than with respect to any real property and except as a result of a transaction permitted hereunder; or (s) either any Borrower or the Equityholder makes any assignment or attempted assignment of their respective rights or obligations under this Agreement or any other Transaction Document without first obtaining the specific written consent of the Lender and the Administrative Agent, which consent may be withheld by the Lender or the Administrative Agent in the exercise of its sole and absolute discretion; or (t) the occurrence of a Warranty Event and the failure of the Borrowers to cure such breach, or cause the same to be cured, within the time period specified within Section 2.07(e); or (u) the occurrence of an ERISA Event that would reasonably be expected to result in a Material Adverse Effect, either alone or in connection with other ERISA Events; or (v) the Minimum Equity Condition is not satisfied and such condition continues unremedied for five (5) Business Days of such failure to satisfy the Minimum Equity Condition, provided that, if within such five Business Day period the Borrowers provide to the Administrative

144 Agent a valid capital call notice or credit facility draw notice or other plan to remedy the failure of such condition acceptable to Administrative Agent in its sole discretion, then such period shall be extended by an additional ten (10) Business Days. then, by notice to the Borrowers, (x) so long as the Administrative Agent is SMBC, the Administrative Agent may, and (y) whether or not the Administrative Agent is SMBC, the Administrative Agent at the direction of the Required Lenders shall, declare the Facility Maturity Date to have occurred; provided that, in the case of any event described in Section 7.01(d) above, the Facility Maturity Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, (i) the Borrowers shall cease purchasing Loan Assets, (ii)(x) so long as the Administrative Agent is SMBC, the Administrative Agent may, and (y) whether or not the Administrative Agent is SMBC, the Administrative Agent at the direction of the Required Lenders shall, declare the Advances to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the Borrowers) and any other Obligations to be immediately due and payable, and (iii) all proceeds and distributions in respect of the Portfolio Assets shall be distributed by the Account Bank (at the direction of the Collateral Agent (acting at the direction of the Administrative Agent) or the Administrative Agent) as described in Section 2.04(d) (provided that the Borrowers shall in any event remain liable to pay such Advances Outstanding and all such amounts and Obligations immediately in accordance with Section 2.04(g) hereof). In addition, upon any such declaration or upon any such automatic occurrence, the Collateral Agent, on behalf of the Secured Parties and at the direction of the Administrative Agent, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other Applicable Law, which rights shall be cumulative. Without limiting any obligation of the Servicer hereunder, the Borrowers confirm and agree that the Collateral Agent, on behalf of the Secured Parties and at the direction of the Administrative Agent (or any designee thereof, including without limitation the Servicer), following an Event of Default, shall, at its option, have the sole right to enforce the Borrowers’ rights and remedies under each Assigned Document, but without any obligation on the part of the Administrative Agent, the Lender or any of their respective Affiliates to perform any of the obligations of the Borrowers under any such Assigned Document. If any Event of Default shall have occurred, upon the election of the Administrative Agent, the SOFR Yield Rate and Base Rate Yield Rate shall be increased pursuant to the increase set forth in the definition of “Applicable Spread”, effective as of the date of the occurrence of such Event of Default, and shall apply after the occurrence and during the continuance of such Event of Default. SECTION 7.02 Additional Remedies of the Administrative Agent. (a) If, (i) upon the Administrative Agent’s declaration that the Advances made to the Borrowers hereunder are immediately due and payable pursuant to Section 7.01 upon the occurrence and during the continuance of an Event of Default, or (ii) on the Facility Maturity Date (other than a Facility Maturity Date occurring pursuant to clause (d) of the definition thereof prior to an Event of Default), the aggregate outstanding principal amount of the Advances Outstanding, all accrued and unpaid Fees and Yield and any other Obligations are not immediately paid in full, then the Collateral Agent (acting as directed by the Administrative Agent) or the Administrative Agent, in addition to all other rights specified hereunder, shall have the right, in its own name and

145 as agent for the Lender, to immediately sell (at the Servicer’s expense) in a commercially reasonable manner, in a recognized market (if one exists) at such price or prices as the Administrative Agent may reasonably deem satisfactory, any or all of the Collateral Portfolio and apply the proceeds thereof to the Obligations. (b) The parties recognize that it may not be possible to sell all of the Collateral Portfolio on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for the assets constituting the Collateral Portfolio may not be liquid. Accordingly, the Administrative Agent may elect, in its sole discretion, the time and manner of liquidating any of the Collateral Portfolio, and nothing contained herein shall obligate the Administrative Agent to liquidate any of the Collateral Portfolio on the date the Administrative Agent declares the Advances made to the Borrowers hereunder to be immediately due and payable pursuant to Section 7.01 or to liquidate all of the Collateral Portfolio in the same manner or on the same Business Day. (c) If the Collateral Agent (acting as directed by the Administrative Agent) or the Administrative Agent proposes to sell the Collateral Portfolio or any part thereof in one or more parcels at a public or private sale, at the request of the Collateral Agent or the Administrative Agent, as applicable, the Borrowers and the Servicer shall make available to (i) the Administrative Agent, on a timely basis, all information (including any information that the Borrowers and the Servicer are required by law or contract to keep confidential to the extent such information can be provided without violation of such laws or contracts, including through entering into any confidentiality agreements in forms acceptable to the Collateral Agent or the Administrative Agent, as applicable, to the extent required to prevent violation of such laws or contracts) relating to the Collateral Portfolio subject to sale, including without limitation copies of any disclosure documents, contracts, financial statements of the applicable Obligors, covenant certificates and any other materials requested by the Administrative Agent, and (ii) each prospective bidder, on a timely basis, all reasonable information relating to the Collateral Portfolio subject to sale, including without limitation copies of any disclosure documents, contracts, financial statements of the applicable Obligors, covenant certificates and any other materials reasonably requested by each such bidder; provided that with respect to this clause (ii), neither the Borrowers nor the Servicer shall be required to disclose to each such bidder any information which it is required by law or contract to keep confidential. (d) Each of the Borrowers and the Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any part of the Collateral Portfolio may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral Portfolio or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrowers and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral Portfolio marshaled upon any such sale, and agrees that the Collateral Agent, or the Administrative Agent on its behalf, or any court having jurisdiction to foreclose the security interests granted pursuant to this Agreement

146 may sell the Collateral Portfolio as an entirety or in such parcels as the Collateral Agent (acting at the direction of the Administrative Agent) or such court may determine. (e) Any amounts received from any sale or liquidation of the Collateral Portfolio pursuant to this Section 7.02 in excess of the Obligations will be applied by the Account Bank (as directed by the Collateral Agent or the Administrative Agent) in accordance with the provisions of Section 2.04(d), or as a court of competent jurisdiction may otherwise direct. (f) The Administrative Agent and the Lender shall have, in addition to all the rights and remedies provided herein and provided by applicable federal, state, foreign, and local laws (including without limitation the rights and remedies of a secured party under the UCC of any applicable state, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim; provided that in the event that any Defaulting Lender shall exercise any such right of offset, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.25 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of offset), all rights and remedies available to the Lender at law, in equity or under any other agreement between the Lender and the Borrowers. (g) Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default. (h) Each of the Borrowers and the Servicer hereby irrevocably appoints each of the Collateral Agent and the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies, as provided for in this Agreement, including without limitation the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral Portfolio in connection with any such sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrowers and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document. Nevertheless, if so requested by the Collateral Agent or the Administrative Agent, the applicable Borrower or the Servicer, as applicable, shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Agent or the Administrative Agent all proper bills of sale, assignments, releases and other instruments as may be designated in any such request; provided that, for the avoidance of doubt, no right under any power of attorney furnished under this Section 7.02(h) may be exercised until after the occurrence and during the continuance of an Event of Default.

147 (i) (1) If the Collateral Agent (acting as directed by the Administrative Agent) or the Administrative Agent elects to sell the Collateral Portfolio in whole, but not in part, at a public or private sale, the Collateral Agent shall use commercially reasonable efforts to keep the Borrowers reasonably apprised of material developments in any such sale process (including the submission of Eligible Bids), and the Borrowers may exercise their buyout right to repurchase the Collateral Portfolio, in whole but not in part, prior to such sale at a purchase price that is not less than the amount of the Obligations as of the date of such proposed sale. The Borrowers’ buyout right shall terminate not later than 4:00 p.m. (New York City time) on the second Business Day following the Business Day on which the Borrowers receive notice of the Collateral Agent’s or the Administrative Agent’s election to sell such Collateral Portfolio, such notice to attach a copy of the winning Eligible Bid received by the Collateral Agent or the Administrative Agent in respect of such Collateral Portfolio (other than any such Eligible Bid that the Collateral Agent or the Administrative Agent is required by law to keep confidential). (2) If the Collateral Agent (acting as directed by the Administrative Agent) or the Administrative Agent elects to sell less than all of the Collateral Portfolio in one or more parcels at a public or private sale, the Borrowers may (x) exercise their buyout right to repurchase the Collateral Portfolio, in whole but not in part, prior to such sale at a purchase price that is not less than the amount of the Obligations as of the date of such proposed sale or (y) exercise its right of first refusal to repurchase such portion of the Collateral Portfolio prior to such sale at a purchase price of not less than the highest Eligible Bid received in respect of such portion of the Collateral Portfolio as of the date of such proposed sale, as notified by the Collateral Agent or the Administrative Agent to the Borrowers; provided that the Administrative Agent may direct the Collateral Agent to cancel such sale and the Borrowers shall not be permitted to acquire any such portion of the Collateral Portfolio in accordance with the foregoing to the extent SMBC (so long as SMBC is the Administrative Agent, Collateral Agent, the Lender or the Replacement Servicer), in its sole discretion, determines that such highest Eligible Bid is not satisfactory in any respect; provided further that, in any subsequent sale of such portion of the Collateral Portfolio, the Borrowers may exercise their right of first refusal to repurchase such portion of the Collateral Portfolio pursuant to this Section 7.02(i). The Borrowers’ right of first refusal shall terminate not later than 4:00 p.m. (New York City time) on the second Business Day following the date on which the Borrowers receive notice of the Collateral Agent’s or the Administrative Agent’s election to sell such portion of the Collateral Portfolio, such notice to attach a copy of the winning Eligible Bid received by the Collateral Agent or the Administrative Agent in respect of such Collateral Portfolio (other than any such Eligible Bid that the Collateral Agent or the Administrative Agent is required by law to keep confidential), if such notice is delivered by 4:00 p.m. (New York City time) on such Business Day; provided that, if such notice is delivered after 4:00 p.m. (New York City time) on the Business Day on which the Borrowers receive such notice, or if the highest Eligible Bid received in respect of such portion of the Collateral Portfolio is greater than $25,000,000, the Borrowers’ right of first refusal shall terminate not later than 4:00 p.m. (New York City time) on the second Business Day following such date. (3) If a Borrower elects not to exercise its buyout right as provided in clauses (1) or (2) above, the Collateral Agent (acting as directed by the Administrative

148 Agent) or the Administrative Agent shall sell such Collateral Portfolio or portion thereof for a purchase price equal to the highest of the Eligible Bids then received provided that SMBC (so long as SMBC is the Administrative Agent, Collateral Agent, the Lender or the Replacement Servicer) may direct the Collateral Agent to cancel such sale to the extent SMBC (so long as SMBC is the Administrative Agent, Collateral Agent, the Lender or the Replacement Servicer), in its sole discretion, determines that such highest Eligible Bid is not satisfactory in any respect. For the avoidance of doubt, any determination of the highest Eligible Bid shall only consider bids for the same parcels of the Collateral Portfolio. (4) It is understood that the Borrowers may submit its bid for the Collateral Portfolio or any portion thereof as a combined bid with the bids of other members of a group of bidders, and shall have the right to find bidders to bid on the Collateral Portfolio or any portion thereof. (5) It is understood that the Borrowers’ buyout right shall apply to each proposed sale of the same parcel of the Collateral Portfolio. ARTICLE VIII INDEMNIFICATION SECTION 8.01 Indemnities by the Borrowers. (a) Without limiting any other rights which the Affected Parties, the Secured Parties, the Administrative Agent, each Lender, the Collateral Agent, the Account Bank, the Collateral Administrator, the Collateral Custodian or any of their respective Affiliates may have hereunder or under Applicable Law, each Borrower hereby agrees to indemnify and hold harmless the Affected Parties, the Secured Parties, the Administrative Agent, each Lender, the Collateral Agent, the Account Bank, the Collateral Administrator, the Collateral Custodian and each of their respective Affiliates, assigns, officers, directors, employees, partners, managers, trustees, administrators, advisors and agents and any permitted successors or assigns of the foregoing (each, an “Indemnified Party” for purposes of this Article VIII) from and against any and all damages, losses, claims, liabilities and related costs and expenses, but limited in the case of legal fees and expenses to the reasonable and documented fees and out-of-pocket disbursements of (w) one outside counsel to the Administrative Agent and the Lenders, (x) one outside counsel to the Collateral Agent, (y) one outside counsel to the Account Bank, the Collateral Administrator, and the Collateral Custodian, and (z) one outside counsel in each foreign or local jurisdiction for each of the affected Indemnified Parties and, in the case of a conflict of interest, one additional counsel in each relevant jurisdiction to the affected Indemnified Parties similarly situated (all of the foregoing being collectively referred to as “Indemnified Amounts”), awarded against or actually incurred by, or asserted against, any Indemnified Party by any Person (including, without limitation, any Borrower) and other non-monetary damages of any such Indemnified Party or any of them arising out of or as a result of this Agreement or in respect of any of the Collateral Portfolio, excluding, however, Indemnified Amounts to the extent resulting solely from (x) gross negligence or willful misconduct on the part of an Indemnified Party as determined by a court of competent jurisdiction in a final and non-appealable judgment, (y) the uncollectability of any Loan Asset due

149 to the Obligor’s failure to pay any amounts due under the applicable Loan Agreement in accordance with its terms or (z) Taxes which shall be solely covered by Section 2.10 and Section 2.11, as applicable. Without limiting the foregoing, each Borrower shall indemnify and hold harmless each Indemnified Party for Indemnified Amounts relating to or resulting from any of the following (to the extent not resulting from the conditions set forth in (x), (y) or (z) above): (i) any Loan Asset treated as or represented by a Borrower to be an Eligible Loan Asset, which is not at the applicable time an Eligible Loan Asset, or the purchase by any party or origination of any Loan Asset which violates Applicable Law; (ii) the reliance on any representation or warranty made or deemed made by a Borrower, the Servicer or any of their respective officers under or in connection with this Agreement or any Transaction Document, which shall have been false or incorrect in any material respect (or in all respects if already qualified by materiality) when made or deemed made or delivered; (iii) the failure by a Borrower or the Servicer to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law with respect to any item of Collateral Portfolio, or the nonconformity of any item of Collateral Portfolio with any such Applicable Law; (iv) the failure to vest and maintain vested in the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest in the Collateral Portfolio, free and clear of any Lien other than Permitted Liens, whether existing at the time of the related Advance or at any time thereafter; (v) on any Business Day prior to the Collection Date, the occurrence of a Borrowing Base Deficiency that continues unremedied for five Business Days; (vi) the failure to file, or any delay in filing, UCC financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Loan Assets included in the Collateral Portfolio or the other Portfolio Assets related thereto, whether at the time of any Advance or at any subsequent time; (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of an Obligor) to the payment of any Loan Asset included in the Collateral Portfolio (including, without limitation, a defense based on such Loan Asset (or the Loan Agreement evidencing such Loan Asset) not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Collateral Portfolio or the furnishing or failure to furnish such merchandise or services; (viii) any failure of a Borrower or the Servicer to perform its duties or obligations in accordance with the provisions of the Transaction Documents to which it is

150 a party or any failure by a Borrower or any Affiliate thereof to perform its respective duties in respect of any Collateral Portfolio; (ix) any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of a Borrower or the Servicer to qualify to do business or file any notice or business activity report or any similar report; (x) any action taken by a Borrower or the Servicer in the enforcement or collection of the Collateral Portfolio, which results in any claim, suit or action of any kind pertaining to the Collateral Portfolio or which reduces or impairs the rights of the Administrative Agent, Collateral Agent or any Lender with respect to any Loan Asset or the value of any such Loan Asset; (xi) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Underlying Collateral or services that are the subject of any Collateral Portfolio; (xii) any claim, suit or action of any kind arising out of or in connection with Environmental Laws, including without limitation any vicarious liability; (xiii) any repayment by the Administrative Agent, each Lender or a Secured Party of any amount previously distributed in payment of Advances or payment of Yield or Fees or any other amount due hereunder, in each case which amount the Administrative Agent, each Lender or a Secured Party believes in good faith is required to be repaid; (xiv) the commingling by a Borrower or the Servicer of payments and collections required to be remitted to the Collection Accounts or the Unfunded Exposure Accounts with other funds; (xv) any investigation, litigation or proceeding related to this Agreement (or any other Transaction Document), the enforcement of any provision of this Agreement or any other Transaction Document, or the use of proceeds of Advances or the Collateral Portfolio (including any security interest therein), or the administration of the Loan Assets by or on behalf of a Borrower or the Servicer (unless such administration is carried out by any Replacement Servicer, if applicable); (xvi) any failure by a Borrower to give reasonably equivalent value to the seller thereof in consideration for the transfer to such Borrower of any item of Collateral Portfolio or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including without limitation any provision of the Bankruptcy Code; (xvii) the use of the proceeds of any Advance in a manner other than as provided in this Agreement and the Transaction Documents;

151 (xviii) any failure of a Borrower, the Servicer or any of their respective agents or representatives to remit to the applicable Collection Account within two Business Days of receipt, payments and collections with respect to the Collateral Portfolio remitted to such Borrower, the Servicer or any such agent or representative (other than a failure on the part of any Replacement Servicer, if applicable); (xix) the failure of the Servicer to satisfy its obligations under Section 8.02; and/or (xx) the failure by a Borrower to pay when due any Taxes for which such Borrower is liable (if any), including, without limitation, sales, excise or personal property Taxes payable in connection with the Collateral Portfolio (if any). (b) Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Borrowers to the Administrative Agent on behalf of the applicable Indemnified Party within five Business Days following receipt by the Borrowers of the Administrative Agent’s written demand therefor on behalf of the applicable Indemnified Party (and the Administrative Agent shall pay such amounts to the applicable Indemnified Party promptly after the receipt by the Administrative Agent of such amounts). The Administrative Agent, on behalf of any Indemnified Party making a request for indemnification under this Section 8.01, shall submit to the Borrowers a certificate setting forth in reasonable detail the basis for and the computations of the Indemnified Amounts with respect to which such indemnification is requested, which certificate shall be conclusive absent demonstrable error. (c) If for any reason the indemnification provided above in this Section 8.01 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless in respect of any losses, claims, damages or liabilities, then the Borrowers shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrowers on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations; provided that, the Borrowers shall not be required to contribute in respect of any Indemnified Amounts excluded in Section 8.01(a). (d) If the Borrowers have made any payments in respect of Indemnified Amounts to the Administrative Agent on behalf of an Indemnified Party pursuant to this Section 8.01 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to the Borrowers in an amount equal to the amount it has collected from others in respect of such Indemnified Amounts, without interest. (e) The obligations of the Borrowers under this Section 8.01 shall survive the resignation or removal of or assignment by the Administrative Agent, each Lender, the Servicer, the Collateral Agent, the Collateral Custodian, the Collateral Administrator or the Account Bank and the termination of this Agreement.

152 SECTION 8.02 Indemnities by Servicer. (a) Without limiting any other rights which any Indemnified Party may have hereunder or under Applicable Law, the Servicer hereby agrees to indemnify and hold harmless each Indemnified Party from and against any and all Indemnified Amounts, awarded against or incurred by any Indemnified Party (whether brought by the Servicer or any other Person) as a consequence of any of the following (excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party (as determined by a court of competent jurisdiction in a final and non-appealable judgment) claiming indemnification hereunder): (i) the reliance on any representation or warranty made or deemed made by the Servicer or any of its officers under or in connection with this Agreement or any other Transaction Document, any Servicing Report, any Servicer’s Certificate or any other information or report delivered by or on behalf of the Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect (or in all respects if already qualified by materiality) when made or deemed made or delivered; (ii) the failure by the Servicer to comply with (A) any material term, provision or covenant contained in this Agreement or any other Transaction Document, or any other agreement executed in connection with this Agreement, or (B) any Applicable Law applicable to it with respect to any Portfolio Assets; (iii) the failure by the Servicer to perform any of its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document or errors or omissions related to such duties; and/or (iv) any gross negligence, willful misconduct or bad faith on the part of the Servicer. (b) Any amounts subject to the indemnification provisions of this Section 8.02 shall be paid by the Servicer to the Administrative Agent on behalf of the applicable Indemnified Party within five Business Days following receipt by the Servicer of the Administrative Agent’s written demand therefor on behalf of the applicable Indemnified Party (and the Administrative Agent shall pay such amounts to the applicable Indemnified Party promptly after the receipt by the Administrative Agent of such amounts). The Administrative Agent, on behalf of any Indemnified Party making a request for indemnification under this Section 8.02, shall submit to the Servicer a certificate setting forth in reasonable detail the basis for and the computations of the Indemnified Amounts with respect to which such indemnification is requested, which certificate shall be conclusive absent demonstrable error. (c) If for any reason the indemnification provided above in this Section 8.02 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless in respect of any losses, claims, damages or liabilities, then the Servicer shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by such

153 Indemnified Party on the one hand and the Servicer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations. (d) If the Servicer has made any payments in respect of Indemnified Amounts to the Administrative Agent on behalf of an Indemnified Party pursuant to this Section 8.02 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to the Servicer in an amount equal to the amount it has collected from others in respect of such Indemnified Amounts, without interest. (e) The Servicer shall have no liability for making indemnification hereunder to the extent any such indemnification results from the performance of the Collateral Portfolio (including, without limitation, any change in the market value of the Collateral Portfolio), or constitutes recourse for uncollectible or uncollected Loan Assets. (f) The obligations of the Servicer under this Section 8.02 shall survive the resignation or removal of the Administrative Agent, the Collateral Agent, any Lender, the Collateral Administrator, the Account Bank or the Collateral Custodian and the termination of this Agreement. (g) Any indemnification pursuant to this Section 8.02 shall not be payable from the Collateral Portfolio. Each applicable Indemnified Party shall deliver to the Indemnifying Party under Section 8.01 and Section 8.02, within a reasonable time after such Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received (if any) by such Indemnified Party relating to the claim giving rise to the Indemnified Amounts. SECTION 8.03 Legal Proceedings. In the event an Indemnified Party becomes involved in any action, claim, or legal, governmental or administrative proceeding (an “Action”) for which it seeks indemnification hereunder, the Indemnified Party shall promptly notify the other party or parties against whom it seeks indemnification (the “Indemnifying Party”) in writing of the nature and particulars of the Action; provided that its failure to do so shall not relieve the Indemnifying Party of its obligations hereunder except to the extent such failure has a material adverse effect on the Indemnifying Party. Upon written notice to the Indemnified Party acknowledging in writing that the indemnification provided hereunder applies to the Indemnified Party in connection with the Action (subject to the exclusion in the first sentence of Section 8.01, the first sentence of Section 8.02 or Section 8.02(e), as applicable), the Indemnifying Party may assume the defense of the Action at its expense with counsel reasonably acceptable to the Indemnified Party. The Indemnified Party shall have the right to retain separate counsel in connection with the Action, and the Indemnifying Party shall not be liable for the legal fees and expenses of the Indemnified Party after the Indemnified Party has done so; provided that if the Indemnified Party determines in good faith that there may be a conflict between the positions of the Indemnified Party and the Indemnifying Party in connection with the Action, or that the Indemnifying Party is not conducting the defense of the Action in a manner reasonably protective of the interests of the Indemnified Party, the reasonable legal fees and expenses of the Indemnified Party shall be paid by the Indemnifying Party; provided further that the Indemnifying Party shall

154 not, in connection with any one Action or separate but substantially similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees or expenses of more than one separate firm of attorneys (and any required local counsel) for such Indemnified Party, which firm (and local counsel, if any) shall be designated in writing to the Indemnifying Party by the Indemnified Party. If the Indemnifying Party elects to assume the defense of the Action, it shall have full control over the conduct of such defense; provided that the Indemnifying Party and its counsel shall, as reasonably requested by the Indemnified Party or its counsel, consult with and keep them informed with respect to the conduct of such defense. The Indemnifying Party shall not settle an Action without the prior written approval of the Indemnified Party unless such settlement provides for the full and unconditional release of the Indemnified Party from all liability in connection with the Action. The Indemnified Party shall reasonably cooperate with the Indemnifying Party in connection with the defense of the Action. Notwithstanding anything to contrary above, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party (in its sole and absolute discretion), be entitled to assume the defense or designate counsel for an Action which seeks to impose liability on such Indemnified Party in its individual or corporate capacity. ARTICLE IX THE ADMINISTRATIVE AGENT SECTION 9.01 The Administrative Agent. (a) Appointment. The Lender and each Secured Party hereby appoints and authorizes the Administrative Agent as its agent hereunder and hereby further authorizes the Administrative Agent to appoint additional agents to act on its behalf and for the benefit of the Lender and each Secured Party. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with the Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (b) Power of Attorney. Each Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-in-fact to act on behalf of such Borrower (i) to file UCC financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral Portfolio and (ii) to file a carbon, photographic or other reproduction of this Agreement or any UCC financing statement with respect to the Collateral Portfolio as a UCC financing statement in such offices as the Administrative Agent in its sole

155 discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral Portfolio. This appointment is coupled with an interest and is irrevocable. (c) Performance by Administrative Agent. If any Borrower or the Servicer, as applicable, fails to perform any of its agreements or obligations under Section 5.01(u) or Section 5.02(o) or Section 5.03(e), the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Borrower or the Servicer (on behalf of such Borrower), as applicable, upon the Administrative Agent’s demand therefor. (d) Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects with reasonable care. (e) Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and non-appealable judgment. Each Lender and each Secured Party hereby waives any and all claims against the Administrative Agent or any of its Affiliates for any action taken or omitted to be taken by the Administrative Agent or any of its Affiliates under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Borrowers or the Equityholder), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Transaction Documents on the part of the Borrowers, Equityholder or the Servicer or to inspect the property (including the books and records, including without limitation the Records) of the Borrowers, Equityholder or the Servicer; (iv) shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. (f) Actions by Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction

156 Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lender against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Required Lenders; provided that, notwithstanding anything to the contrary herein, the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any Applicable Law or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise. In the event the Administrative Agent requests the consent of a Lender pursuant to the foregoing provisions and the Administrative Agent does not receive a consent (either positive or negative) from such Person within ten Business Days of such Person’s receipt of such request, then such Lender shall be deemed to have consented to the relevant action. (g) Notice of Event of Default, Unmatured Event of Default or Servicer Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default, Unmatured Event of Default or Servicer Default, unless the Administrative Agent has received written notice from the Lender, the Borrowers or the Servicer referring to this Agreement, describing such Event of Default, Unmatured Event of Default or Servicer Default and stating that such notice is a “Notice of Event of Default,” “Notice of Unmatured Event of Default” or “Notice of Servicer Default,” as applicable. (h) Credit Decision with Respect to the Administrative Agent. The Lender and each Secured Party acknowledges that none of the Administrative Agent or any of its Affiliates has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Borrowers, the Servicer, Equityholder or any of their respective Affiliates or review or approval of any of the Collateral Portfolio, shall be deemed to constitute any representation or warranty by any of the Administrative Agent or its Affiliates to the Lender as to any matter, including whether the Administrative Agent has disclosed material information in its possession. The Lender and each Secured Party acknowledges that it has, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Transaction Documents to which it is a party. The Lender and each Secured Party also acknowledges that it will, independently and without reliance upon the Administrative Agent, or any of the Administrative Agent’s Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents to which it is a party. The Lender and each Secured Party hereby agrees that the Administrative Agent shall not have any duty or responsibility to provide the Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers, the Servicer, Equityholder or their respective Affiliates which may come into the possession of the Administrative Agent or any of its Affiliates.

157 (i) Indemnification of the Administrative Agent. Each Lender agrees to indemnify the Administrative Agent and any agent, attorney-in-fact or employee appointed by it pursuant to Section 9.01(d) (to the extent not reimbursed by the Borrowers or the Servicer) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent by any Person (including the Borrowers) in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Administrative Agent hereunder or thereunder; provided that a Lender shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment; provided further that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Article IX. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for any reasonable out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Secured Parties hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrowers or the Servicer. (j) Successor Administrative Agent. The Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving at least five days’ written notice thereof to the Lender and the Borrowers (with a copy to the Account Bank) and may be removed at any time with cause by the Lender. Upon any such resignation or removal, the Required Lenders shall appoint a successor Administrative Agent; provided that (x) so long as no Event of Default has occurred and is continuing, unless the Borrowers shall otherwise consent in their sole discretion, the Lender may only appoint a successor Administrative Agent who is an Affiliate of SMBC who is not a Designated Entity or a Defaulting Lender and (y) after an Event of Default has occurred and is continuing, the Lender may appoint any Person as a successor Administrative Agent who is not a Designated Entity or a Defaulting Lender (and with the consent of the Borrowers, in the Borrowers’ sole discretion, may appoint a Designated Entity as a successor Administrative Agent). The Lender agrees that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent which successor Administrative Agent shall be either (i) a commercial bank organized under the laws of the United States or of any state thereof and have a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative

158 Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any resignation or removal of the Administrative Agent hereunder, the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. (k) Payments by the Administrative Agent. Unless specifically allocated to a specific Lender pursuant to the terms of this Agreement, all amounts received by the Administrative Agent on behalf of the Lender shall be paid by the Administrative Agent to the Lender and any assignee of the Lender in accordance with the Lender’s or such assignee’s respective Commitment Percentage, on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon (New York City time) on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to the Lender and such assignees of the Lender on such Business Day, but, in any event, shall pay such amounts to the Lender and such assignee of the Lender not later than the following Business Day. (l) Erroneous Payments. (i) If the Administrative Agent or the Account Bank (x) notifies a Lender, any Person who has received funds on behalf of a Lender or other Secured Party (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent or the Account Bank, as applicable, has determined in its sole discretion (whether or not after receipt of any notice under the immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent or the Account Bank, as applicable) received by such Payment Recipient from the Administrative Agent, the Account Bank or any of their respective Affiliates, were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient, on its behalf or otherwise) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent or the Account Bank, as applicable, pending its return or repayment as contemplated below in this Section 9.01(l) and held in trust for the benefit of the Administrative Agent or the Account Bank, as applicable, and such Lender or other Payment Recipient shall (or, with respect to any Payment Recipient who received such funds on any Lender’s behalf, such Lender shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent or the Account Bank, as applicable, may, in its sole discretion, specify in writing), return to the Administrative Agent or the Account Bank, as applicable, the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent or the Account Bank, as applicable) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent or the Account Bank, as applicable, in same day funds at the greater of the Federal Funds Rate

159 and a rate determined by the Administrative Agent or the Account Bank, as applicable, in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent or the Account Bank, as applicable, to any Payment Recipient under this clause (i) shall be conclusive, absent manifest error. (ii) Without limiting the immediately preceding clause (i), each Lender, Payment Recipient or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent or the Account Bank (or any of their respective Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent or the Account Bank (or any of their respective Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent or the Account Bank (or any of their respective Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (A) it acknowledges and agrees that (1) in the case of immediately preceding clause (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent or the Account Bank, as applicable, to the contrary) or (2) an error and mistake has been made (in the case of the immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (B) such Lender or other Payment Recipient shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (A)(x), (A)(y) and (A)(z)) notify the Administrative Agent or the Account Bank, as applicable, of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent or the Account Bank, as applicable, pursuant to this clause (ii). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent or the Account Bank, as applicable, pursuant to this clause (ii) shall not have any effect on a Payment Recipient’s obligations pursuant to clause (i) above or on whether or not an Erroneous Payment has been made. (iii) Each Secured Party hereby authorizes the Administrative Agent and the Account Bank, as applicable, to set off, net and apply any and all amounts at any time owing to such Secured Party under any Transaction Document, or otherwise payable or distributable by the Administrative Agent or the Account Bank, as applicable, to such Secured Party under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent or the

160 Account Bank, as applicable, has demanded to be returned under immediately preceding clause (i) (iv) The parties hereto agree that (x) irrespective of whether the Administrative Agent or the Account Bank, as applicable, may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent or the Account Bank, as applicable, shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers; provided that this Section 9.01(l) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent or the Account Bank, as applicable; provided further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent or the Account Bank, as applicable, from, or on behalf of (including through the exercise of remedies under any Transaction Document), the Borrowers for the purpose of a payment on the Obligations (v) To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent or the Account Bank, as applicable, for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. Each party’s obligations, agreements and waivers under this Section 9.01(l) shall survive the resignation or replacement of the Administrative Agent or the Account Bank, as applicable, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document. ARTICLE X COLLATERAL AGENT SECTION 10.01 Designation of Collateral Agent. (a) Initial Collateral Agent. The role of Collateral Agent shall be conducted by the Person designated as Collateral Agent hereunder from time to time in accordance with this Section 10.01. Each of the Lender and the Administrative Agent hereby designate and appoint

161 SMBC as the Collateral Agent to act as its agent for the purposes of perfection of a security interest in the Collateral Portfolio and hereby authorizes the Collateral Agent to take such actions on its behalf and on behalf of each of the Secured Parties and to exercise such powers and perform such duties as are expressly granted to the Collateral Agent by this Agreement. The Collateral Agent hereby accepts such agency appointment to act as Collateral Agent pursuant to the terms of this Agreement, until its resignation or removal as Collateral Agent pursuant to the terms hereof. (b) Successor Collateral Agent. Upon the Collateral Agent’s receipt of a Collateral Agent Termination Notice from the Administrative Agent of the designation of a successor Collateral Agent pursuant to the provisions of Section 10.05, the Collateral Agent agrees that it will terminate its activities as Collateral Agent hereunder. SECTION 10.02 Duties of Collateral Agent. (a) Appointment. The Lender and the Administrative Agent each hereby appoints SMBC to act as Collateral Agent, for the benefit of the Secured Parties. The Collateral Agent hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein. (b) Duties. Until its removal pursuant to Section 10.05, the Collateral Agent shall perform, on behalf of the Secured Parties, the following duties and obligations. The Collateral Agent shall promptly provide to the Servicer a copy of all written notices and communications identified as being sent to it in connection with the Loan Assets and the other Collateral Portfolio held hereunder which it receives from the related Obligor, participating bank and/or agent bank. In no instance shall the Collateral Agent be under any duty or obligation to take any action on behalf of the Servicer in respect of the exercise of any voting or consent rights, or similar actions, unless it receives specific written instructions from the Servicer, prior to the occurrence of an Event of Default or the Administrative Agent, after the occurrence of Event of Default, in which event the Collateral Agent shall vote, consent or take such other action in accordance with such instructions. (c) The Administrative Agent and each Secured Party further authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are expressly delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality of the foregoing, each Secured Party hereby appoints the Collateral Agent (acting at the direction of the Administrative Agent) as its agent to execute and deliver all further instruments and documents, and take all further action that the Administrative Agent deems necessary or desirable in order to perfect, protect or more fully evidence the security interest granted by the Borrowers hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including without limitation the execution by the Collateral Agent as secured party/assignee of such financing or continuation statements, or amendments thereto or assignments thereof, relative to all or any of the Loan Assets now existing or hereafter arising, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. Nothing in this Section 10.02(c) shall be deemed to relieve the Borrowers or the Servicer of their respective obligations to protect the interest of the

162 Collateral Agent (for the benefit of the Secured Parties) in the Collateral Portfolio, including to file financing and continuation statements in respect of the Collateral Portfolio in accordance with Section 5.01(t). (i) The Administrative Agent may direct the Collateral Agent to take any action incidental to its express duties hereunder. With respect to actions which are incidental to the actions specifically delegated to the Collateral Agent hereunder, the Collateral Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that the Collateral Agent shall not be required to take any action hereunder at the request of the Administrative Agent, any Secured Party or otherwise if the taking of such action, in the reasonable determination of the Collateral Agent, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Agent to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral Agent requests the consent of the Administrative Agent to any incidental action hereunder and the Collateral Agent does not receive a consent (either positive or negative) from the Administrative Agent within 10 Business Days of its receipt of such request, then the Administrative Agent shall be deemed to have declined to consent to the relevant action. (ii) Except as expressly provided herein, the Collateral Agent shall not be under any duty or obligation to take any affirmative action to exercise or enforce any power, right or remedy available to it under this Agreement (x) unless and until (and to the extent) expressly so directed by the Administrative Agent or (y) prior to the Facility Maturity Date (and upon such occurrence, the Collateral Agent shall act in accordance with the written instructions of the Administrative Agent pursuant to clause (x)). The Collateral Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Agent, or the Administrative Agent. The Collateral Agent shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default, unless a Responsible Officer of the Collateral Agent has knowledge of such matter or written notice thereof is received by the Collateral Agent. (d) If, in performing its duties under this Agreement, the Collateral Agent is required to decide between alternative courses of action, the Collateral Agent may request written instructions from the Administrative Agent as to the course of action desired by it. If the Collateral Agent does not receive such instructions within two Business Days after it has requested them, the Collateral Agent may, but shall be under no duty to, take or refrain from taking any such courses of action. The Collateral Agent shall act in accordance with instructions received after such two Business Day period except to the extent it has already, in good faith, taken or committed itself to take, action inconsistent with such instructions. The Collateral Agent shall be entitled to rely on the advice of legal counsel and independent accountants in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice.

163 (e) Concurrently herewith, the Administrative Agent directs the Collateral Agent and the Collateral Agent is authorized to enter into the Control Agreement. For the avoidance of doubt, all of the Collateral Agent’s rights, protections and immunities provided herein shall apply to the Collateral Agent for any actions taken or omitted to be taken under the Control Agreement in such capacity. SECTION 10.03 Merger or Consolidation. Any Person (i) into which the Collateral Agent may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Agent shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Agent substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Agent hereunder, shall be the successor to the Collateral Agent under this Agreement without further act of any of the parties to this Agreement. SECTION 10.04 Collateral Agent Expenses. As compensation for its activities hereunder, the Collateral Agent shall be entitled to the Collateral Agent Expenses from the Borrowers, payable to the extent of funds available therefor pursuant to Section 2.04. SECTION 10.05 Collateral Agent Removal. The Collateral Agent may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Collateral Agent (the “Collateral Agent Termination Notice”); provided that notwithstanding its receipt of a Collateral Agent Termination Notice, the Collateral Agent shall continue to act in such capacity until a successor Collateral Agent has been appointed and has agreed to act as Collateral Agent hereunder; provided that the Collateral Agent shall continue to receive compensation of its fees and expenses in accordance with Section 10.04 above while so serving as the Collateral Agent prior to a successor Collateral Agent being appointed. Prior to and other than during the continuation of an Event of Default, the prior written consent of the Borrowers shall be required to the appointment of any replacement Collateral Agent. SECTION 10.06 Limitation on Liability. (a) The Collateral Agent may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Agent may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or (b) the verbal instructions of the Administrative Agent. (b) The Collateral Agent may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

164 (c) The Collateral Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission of its duties. (d) The Collateral Agent makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral Portfolio, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral Portfolio. The Collateral Agent shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it. (e) The Collateral Agent shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Agent. Notwithstanding any provision to the contrary elsewhere in the Transaction Documents, the Collateral Agent shall not have any fiduciary relationship with any party hereto or any Secured Party in its capacity as such, and no implied covenants, functions, obligations or responsibilities shall be read into this Agreement, the other Transaction Documents or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the other parties hereto that the Collateral Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility. (f) The Collateral Agent shall not be required to expend or risk its own funds in the performance of its duties hereunder. (g) It is expressly agreed and acknowledged that the Collateral Agent is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral Portfolio. (h) Subject in all cases to the last sentence of Section 2.05, in case any reasonable question arises as to its duties hereunder, the Collateral Agent may, prior to the occurrence of an Event of Default or the Facility Maturity Date, request instructions from the Servicer and may, after the occurrence of an Event of Default or the Facility Maturity Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Servicer or the Administrative Agent, as applicable. The Collateral Agent shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent. In no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. (i) The Collateral Agent shall not be liable for the acts or omissions of the Collateral Custodian under the Control Agreement or this Agreement and shall not be required to

165 monitor the performance of the Collateral Custodian. Notwithstanding anything herein to the contrary, unless appointed as successor Collateral Custodian hereunder, the Collateral Agent shall have no duty to perform any of the duties of the Collateral Custodian under this Agreement. SECTION 10.07 Collateral Agent Resignation. The Collateral Agent may resign at any time by giving not less than 90 days written notice thereof to the Administrative Agent and with the consent of the Administrative Agent, which consent shall not be unreasonably withheld. Upon receiving such notice of resignation, the Administrative Agent shall promptly appoint a successor collateral agent or collateral agents by written instrument, in duplicate, executed by the Administrative Agent, one copy of which shall be delivered to the Collateral Agent so resigning and one copy to the successor collateral agent or collateral agents, together with a copy to the Borrowers, Servicer and the Account Bank; provided that, prior to and other than during the continuation of an Event of Default, the prior written consent of the Borrowers shall be required to the appointment of any replacement Collateral Agent. If no successor collateral agent shall have been appointed and an instrument of acceptance by a successor Collateral Agent shall not have been delivered to the Collateral Agent within 45 days after the giving of such notice of resignation, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Notwithstanding anything herein to the contrary, the Collateral Agent may not resign prior to a successor Collateral Agent being appointed. ARTICLE XI MISCELLANEOUS SECTION 11.01 Amendments and Waivers. (a) Except as provided in Section 11.01(b), (i) no amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Borrowers, the Servicer, the Administrative Agent and the Lender and any assignees of the Lender having in excess of 50% of the Commitment Percentage without giving effect to any Commitment Percentage of any Defaulting Lenders (the “Required Lenders”), with a copy to the Account Bank, the Collateral Administrator and the Collateral Custodian, and, solely if such amendment or modification would adversely affect the rights and obligations of the Collateral Agent, the written agreement of the Collateral Agent, and, solely if such amendment or modification would adversely affect the rights and obligations of the Account Bank, the Collateral Administrator or the Collateral Custodian, the written agreement of the Account Bank, the Collateral Administrator or the Collateral Custodian, as applicable, and (ii) no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrowers or the Servicer shall be effective without the written concurrence of the Administrative Agent and the Required Lenders; provided that any such amendment, modification, termination or waiver of, or consent to departure from, the provisions of Section 2.04 shall also require the written consent or the written concurrence of any Secured Party that is a party to this Agreement which could adversely be affected thereby; provided further, except as set forth in Section 11.01(b), notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove

166 any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders). (b) Notwithstanding the provisions of Section 11.01(a), the written consent of the Lender and any assignees of the Lender having 100% of the Commitment Percentage shall be required for any amendment, modification or waiver (i) reducing any Advances Outstanding, or the Yield thereon, (ii) postponing any date for any payment of any Advance, or the Yield thereon, (iii) modifying the provisions of this Section 11.01; (iv) increasing the Maximum Facility Amount or (v) extending the Stated Maturity Date or the date set forth in clause (a) of the definition of “Reinvestment Period”; provided that any amendment, modification or waiver to correct any inconsistency or cure any ambiguity or error in this Agreement may be entered into with the written consent of only the Borrowers, the Servicer and the Administrative Agent; provided further that notwithstanding the foregoing, any amendment to replace the then-current Benchmark with a Benchmark Replacement and to make any Benchmark Replacement Conforming Changes shall require only those consents required under Section 2.23. SECTION 11.02 Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication and communication by e-mail) and faxed, e-mailed or delivered, to each party hereto, at its address set forth under its name below or, if such party is a New Borrower, at its address set forth on the applicable Borrower Joinder Agreement, or in any case at such other address as shall be designated by such party in a written notice to the other parties hereto: If to the Borrower: Nuveen Churchill BDC SPV II, LLC c/o Nuveen Churchill Direct Lending Corp. 430 Park Avenue, 14th Floor New York, NY 10022 Attention: Ben Love Email: ben.love@churchillam.com with a copy to: Nuveen Churchill Direct Lending Corp. 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 Attention: John McCally Email: john.mccally@churchillam.com If to the Servicer: Nuveen Churchill Direct Lending Corp. 430 Park Avenue, 14th Floor New York, NY 10022

167 Attention: Ben Love Email: ben.love@churchillam.com with a copy to: Nuveen Churchill Direct Lending Corp. 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 Attention: John McCally Email: john.mccally@churchillam.com If to the Administrative Agent or Collateral Agent: Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: Jason Hare Email: Jason_hare@smbcgroup.com If to the Lender hereunder as of the A&R Effective Date: Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: Jason Hare Email: Jason_hare@smbcgroup.com If to any assignee of the Lender which becomes a party to this Agreement through the execution of an Assignment and Acceptance and Joinder Supplement after the A&R Effective Date; To the address of such assignee of the Lender as set forth in the Assignment and Acceptance and Joinder Supplement executed by such assignee of the Lender If to the Collateral Custodian: U.S. Bank National Association Global Corporate Trust 1719 Range Way Florence, SC 29501 Attention: Steve Garrett Reference: Nuveen Churchill BDC SPV [II], LLC Email: Steven.Garrett@usbank.com with a copy to: U.S. Bank Trust Company, National Association

168 Global Corporate Trust 214 N. Tryon Street, 26th Floor Charlotte, NC 28202 Attention: Michael Strickland Reference: Nuveen Churchill BDC SPV [II], LLC Email: Nuveen.Churchill.BDC.SPV.II@usbank.com and Nuveen Church.BDC.SPV.4.LLC@usbank.com, with a copy to Michael.strickland@usbank.com If to the Account Bank: U.S. Bank National Association Global Corporate Trust 214 N. Tryon Street, 26th Floor Charlotte, NC 28202 Attention: Michael Strickland Reference: Nuveen Churchill BDC SPV [II], LLC Email: Nuveen.Churchill.BDC.SPV.II@usbank.com and Nuveen Church.BDC.SPV.4.LLC@usbank.com, with a copy to Michael.strickland@usbank.com If to the Collateral Administrator: U.S. Bank Trust Company, National Association Global Corporate Trust 214 N. Tryon Street, 26th Floor Charlotte, NC 28202 Attention: Michael Strickland Reference: Nuveen Churchill BDC SPV [II], LLC Email: Nuveen.Churchill.BDC.SPV.II@usbank.com and Nuveen Church.BDC.SPV.4.LLC@usbank.com, with a copy to Michael.strickland@usbank.com Notices and communications by facsimile and e-mail shall be effective when sent, and notices and communications sent by other means shall be effective when received. U.S. Bank Trust Company, National Association and U.S. Bank National Association, in each of their respective capacities, agrees to accept and act upon instructions or directions pursuant to the Transaction Documents sent by unsecured email, facsimile transmission or other similar unsecured electronic methods, provided that any person providing such instructions or directions shall provide to U.S. Bank Trust Company, National Association and U.S. Bank National Association, as applicable, an incumbency certificate listing persons designated to provide such instructions or directions, which incumbency certificate shall be amended whenever a person is added or deleted from the listing. If such person elects to give U.S. Bank Trust Company, National Association and U.S. Bank National Association email or facsimile instructions (or instructions by a similar electronic method) and U.S. Bank Trust Company, National Association and U.S. Bank National

169 Association in its discretion elects to act upon such instructions, U.S. Bank Trust Company, National Association’s and U.S. Bank National Association’s, as applicable, reasonable understanding of such instructions shall be deemed controlling. Any person providing such instructions acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. SECTION 11.03 No Waiver; Remedies. No failure on the part of the Administrative Agent, the Collateral Agent or the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 11.04 Binding Effect; Assignability; Multiple Lenders. (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Servicer, the Administrative Agent, the Lender, the Collateral Agent, the Collateral Custodian, the Collateral Administrator, the Account Bank and their respective successors and permitted assigns. The Lender and its respective successors and assigns may assign, syndicate, or grant a security interest or sell a participation interest in, (i) this Agreement and the Lender’s rights and obligations hereunder and interest herein in whole or in part (including by way of the sale of participation interests therein) and/or (ii) any Advance (or portion thereof) or any Variable Funding Note (or any portion thereof) to any Person other than the Borrowers or an Affiliate thereof; provided that, (x) so long as no Event of Default has occurred and is continuing, unless the Administrative Agent and the Borrowers shall otherwise consent (such consent not to be unreasonably withheld), the Lender may only assign, syndicate or grant a security interest in, its rights and obligations hereunder to an Affiliate who is not a Designated Entity or a Defaulting Lender and (y) after an Event of Default has occurred is continuing, the Lender may, with the Administrative Agent’s consent, assign its rights and obligations hereunder to any Person or Persons who is not a Designated Entity or a Defaulting Lender. Any such assignee shall execute and deliver to the Servicer, the Borrowers and the Administrative Agent (with a copy to the Account Bank) a fully-executed assignment and acceptance substantially in the form of Exhibit N hereto (an “Assignment and Acceptance”) and a fully-executed Joinder Supplement. The parties to any such assignment, grant or sale of a participation interest shall execute and record in its books and records such agreement or document as may be satisfactory to such parties. None of the Borrowers, the Equityholder or the Servicer may assign, or permit any Lien (other than Permitted Liens) to exist upon, any of its rights or obligations hereunder or under any Transaction Document or any interest herein or in any Transaction Document without the prior written consent of the Required Lenders and the Administrative Agent. Any agreement or instrument to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the participant, agree to any amendment, modification or waiver that affects such participant. Each Borrower agrees that each participant shall be entitled to the benefits of Sections 2.10 and 2.11 (subject to the requirements and limitations therein, including the

170 requirements under Section 2.11(d) and (e) (it being understood that the documentation required under Section 2.11(d) and (e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment; provided that such participant (A) agrees to be subject to the provisions of Section 2.10(e) as if it were an assignee; and (B) shall not be entitled to receive any greater payment under Section 2.10 or 2.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the loans (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, or its other obligations under this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (b) Whenever the term “Lender” is used herein, it shall mean SMBC and/or each of its assignees; provided that prior to the last day of the Reinvestment Period, each such party shall have a pro rata share of the rights and obligations of the Lender hereunder in such percentage amount as shall be obtained by dividing such party’s commitment to fund Advances hereunder by the total commitment of all parties to fund Advances hereunder; provided further that on and after the last day of the Reinvestment Period, each such party shall have a pro rata share of the aggregate Advances Outstanding as shall be obtained by dividing the amount of Advances Outstanding funded by such party by the total amount of Advances Outstanding (in each case, the “Commitment Percentage”); provided further, that when used in reference to any payments made by a Borrower (or funds applied on its behalf), Lender shall be deemed to not include Defaulting Lenders. Unless otherwise specified herein, any right at any time of the Lender to enforce any remedy, or instruct the Administrative Agent to take (or refrain from taking) any action hereunder, shall be exercised by the Administrative Agent only upon direction by the Required Lenders at such time. (c) Notwithstanding any other provision of this Section 11.04, the Lender may at any time pledge or grant a security interest in all or any portion of its rights (including without limitation rights to payment of principal and interest) under this Agreement to secure obligations of the Lender to a Federal Reserve Bank, without notice to or consent of the Borrowers or the Administrative Agent; provided that no such pledge or grant of a security interest shall release the Lender from any of its obligations hereunder, or substitute any such pledgee or grantee for the Lender as a party hereto.

171 (d) Each Affected Party, each Indemnified Party and each Secured Party shall be an express third party beneficiary of this Agreement. SECTION 11.05 Term of This Agreement. This Agreement, including without limitation the Borrowers’ obligation to observe its covenants and other agreements as set forth in Articles V and VI and the Servicer’s obligation to observe its covenants and other agreements as set forth in Articles V and VI, shall remain in full force and effect until the Collection Date; provided that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrowers or the Servicer pursuant to Articles III and IV and the indemnification and payment provisions of Articles VIII and XI and the provisions of Section 11.06, Section 11.07, Section 11.08, Section 11.09, Section 11.11, Section 11.12, and Section 11.13 shall be continuing and shall survive any termination of this Agreement. SECTION 11.06 GOVERNING LAW; JURY WAIVER. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER. SECTION 11.07 Costs and Expenses. (a) In addition to the rights of indemnification granted to the Collateral Agent, the Collateral Administrator, the Account Bank, the Administrative Agent, the Lender, the Collateral Custodian and its Affiliates under Section 8.01 and Section 8.02 hereof, each Borrower agrees to pay on the Payment Date pertaining to the Remittance Period in which such cost is incurred all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, the Lender, the Collateral Agent, the Collateral Administrator, the Account Bank and the Collateral Custodian incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), renewal, amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Transaction Documents and the other documents to be delivered hereunder or in connection herewith, including without limitation the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Lender, the Collateral Agent, the Collateral Administrator, the Account Bank and the Collateral Custodian with respect thereto and with respect to advising the Administrative Agent, the Lender, the Collateral Agent, the Collateral Administrator, the Account Bank and the Collateral Custodian as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all out-of-pocket costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Administrative Agent, the Lender, the Collateral Agent, the Collateral Administrator, the Account Bank or the Collateral Custodian in connection with such Person’s enforcement, and after the occurrence of an Event of Default, such Person’s potential enforcement, of this Agreement, the Transaction Documents and the other documents to be delivered hereunder or in connection herewith; provided that the Borrowers shall be liable hereunder only for the reasonable and documented fees and out-of-pocket

172 costs and expenses of one firm of outside counsel (along with local counsel) to each of (w) the Administrative Agent and the Lenders, taken as a whole, (x) the Collateral Agent, (y) the Account Bank and the Collateral Administrator and (z) the Collateral Custodian. (b) Subject to the limitations of Section 2.11, Section 5.03(i) and Section 11.07(a), the Borrowers shall pay on demand all other reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, the Lender, the Collateral Agent, the Collateral Custodian, the Collateral Administrator and the Account Bank, including without limitation all costs and expenses incurred by the Administrative Agent in connection with periodic audits of the Borrowers’ or the Servicer’s books and records, including without limitation the Records. (c) For the avoidance of doubt, except with respect to the costs and expenses to be paid to the Collateral Agent and the Collateral Custodian, costs and expenses to be paid pursuant to this Section 11.07 shall exclude all allocable overhead costs and expenses. SECTION 11.08 No Proceedings. The Servicer agrees that it will not institute against, or join any other Person in instituting against, the Borrowers any proceedings of the type referred to in the definition of Bankruptcy Event so long as there shall not have elapsed one year (or such longer preference period as shall then be in effect) and one day since the later to occur of (A) if the Permitted Securitization does not proceed with respect to a particular Borrower, the Collection Date or (B) if the Permitted Securitization does proceed with respect to a particular Borrower, the payment in full of all notes issued by the Borrower thereunder. The provisions of this Section 11.08 are a material inducement for the Administrative Agent, the Collateral Agent and the Lender to enter into this Agreement and the transactions contemplated hereby and are an essential term hereof. The Collateral Agent (acting as directed by the Administrative Agent) with the consent of the Lender may seek and obtain specific performance of such provisions (including injunctive relief), including without limitation in any bankruptcy, reorganization, arrangement, winding-up, insolvency, moratorium or liquidation proceedings, or other proceedings under United States federal or state bankruptcy laws or any similar laws. SECTION 11.09 Recourse Against Certain Parties. (a) No recourse under or with respect to any obligation, covenant or agreement (including without limitation the payment of any fees or any other obligations) of the Administrative Agent or any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by the Administrative Agent or any Secured Party pursuant hereto or in connection herewith shall be had against any administrator of the Administrative Agent or any Secured Party or any incorporator, affiliate, stockholder, officer, employee or director of the Administrative Agent or any Secured Party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each party hereto contained in this Agreement and all of the other agreements, instruments and documents entered into by the Administrative Agent or any Secured Party pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party (and nothing in this Section 11.09

173 shall be construed to diminish in any way such corporate obligations of such party), and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Administrative Agent or any Secured Party or any incorporator, stockholder, affiliate, officer, employee or director of the Lender or the Administrative Agent or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Administrative Agent or any Secured Party contained in this Agreement or in any other such instruments, documents or agreements, or are implied therefrom, and that any and all personal liability of every such administrator of the Administrative Agent or any Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of the Administrative Agent or any Secured Party or of any such administrator, or any of them, for breaches by the Administrative Agent or any Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. Without limitation of the foregoing, no recourse shall be had for the payment of any amount owing in respect of the Advances or the Facility Documents against the Equityholder, the Servicer, or any Affiliate, shareholder, manager, officer, director, employee or member of the Borrower, the Equityholder, the Servicer or their respective successors or assigns. (b) Notwithstanding any contrary provision set forth herein, to the fullest extent permitted by Applicable Law, neither the Borrower, Equityholder, the Servicer, nor any other Person shall assert, and each such Person hereby waives, any claim against the Administrative Agent, each other Secured Party, any Affiliate of the Administrative Agent or any other Secured Party, and the partners, directors, officers, employees, agents, brokers, trustees, administrators, managers, advisors and representatives (including accountants, auditors, and legal counsel) of the Administrative Agent, any other Secured Party and any Affiliate of the Administrative Agent or any other Secured Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance, or the use of the proceeds thereof; provided that nothing in this sentence shall limit the Borrowers’ or Servicer’s indemnification obligations set forth herein. (c) No obligation or liability to any Obligor under any of the Loan Assets is intended to be assumed by the Administrative Agent or any Secured Party under or as a result of this Agreement and the transactions contemplated hereby. (d) The provisions of this Section 11.09 shall survive the termination of this Agreement. SECTION 11.10 Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. In the event that any provision in or obligation under this Agreement shall be invalid,

174 illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Without limiting the foregoing sentence, if and to the extent that the enforceability of any provision of this Agreement relating to Defaulting Lenders shall be limited by Bankruptcy Laws, as determined in good faith by the Administrative Agent, then such provision shall be deemed to be in effect only to the extent not so limited. This Agreement and any agreements or letters (including fee letters related to the subject matter hereof) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Servicer to the Administrative Agent and the Lender. By executing this Agreement, the parties hereto hereby acknowledge and agree, and direct the Collateral Custodian, the Collateral Administrator and the Account Bank to acknowledge and agree and the Collateral Custodian, the Collateral Administrator and the Account Bank do hereby acknowledge and agree, that execution of this Agreement, any instruction, direction, notice, form or other document executed by the any party to this Agreement or the Transaction Documents in connection with this Agreement or such other Transaction Documents, by electronic signatures (whether by Orbit, Adobe Fill & Sign, Adobe Sign, DocuSign, or any other similar platform identified by such party and reasonably available at no undue burden or expense to the Collateral Custodian, the Collateral Administrator or the Account Bank) shall be permitted hereunder notwithstanding anything to the contrary herein and such electronic signatures shall be legally binding as if such electronic signatures were handwritten signatures. Any electronically signed document delivered via email from a person purporting to be a Responsible Officer shall be considered signed or executed by such Responsible Officer on such party’s behalf. The parties hereto also hereby acknowledge and agree that the Collateral Custodian, the Collateral Administrator and the Account Bank shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to reasonably rely on any such electronic signature without any liability with respect thereto. SECTION 11.11 Consent to Jurisdiction; Service of Process. (a) Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in New York City in any action or proceeding arising out of or relating to the Transaction Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (b) Each of the Borrowers and the Servicer agrees that service of process may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Borrowers or the Servicer, as applicable, at its address set forth in Section 11.02 or at such other address as the Administrative Agent shall have been notified in accordance herewith. Nothing in

175 this Section 11.11 shall affect the right of the Lender or the Administrative Agent to serve legal process in any other manner permitted by law. SECTION 11.12 Confidentiality. (a) Each of the Administrative Agent, the Lender, the Servicer, the Collateral Agent, the Borrowers, Equityholder, the Account Bank, the Collateral Administrator and the Collateral Custodian shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business of the Borrowers and the Servicer hereto and their respective businesses, and all information in connection with or related to the Loan Agreements (including but not limited to any information provided pursuant to Section 6.08), obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, investigators, auditors, attorneys or other agents, including any valuation firm engaged by such party in connection with any due diligence and administration (including periodic auditing) or comparable activities with respect to the transactions and Loan Assets contemplated herein and the agents of such Persons (“Excepted Persons”); provided that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the Administrative Agent, the Lender, the Servicer, the Collateral Agent, the Borrowers, the Account Bank, the Collateral Administrator, Equityholder and the Collateral Custodian that such information shall be used solely in connection with such Excepted Person’s evaluation of, or relationship with, the Borrowers and their affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by Applicable Law and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents. Notwithstanding the foregoing provisions of this Section 11.12(a), the Servicer may, subject to Applicable Law and the terms of any Loan Agreements, make available copies of the documents in the Servicing Files and such other documents it holds in its capacity as Servicer pursuant to the terms of this Agreement, to any of its creditors. It is understood that the financial terms that may not be disclosed except in compliance with this Section 11.12(a) include, without limitation, all fees and other pricing terms, and all Events of Default, Servicer Defaults, and priority of payment provisions. (b) Anything herein to the contrary notwithstanding, the Borrowers, Equityholder and the Servicer each hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the Lender, the Account Bank, the Collateral Administrator, the Collateral Agent or the Collateral Custodian by each other, (ii) by the Administrative Agent, the Lender, the Collateral Agent and the Collateral Custodian to any prospective or actual assignee or participant of any of them, provided that, (A) so long as no Event of Default has occurred, such Person would be permitted to be an assignee or participant pursuant to the terms hereof and (B) such Person agrees to hold such information confidential by entering into a confidentiality agreement in a form reasonably acceptable to the Borrowers, or (iii) by the Administrative Agent, the Lender, the Account Bank, the Collateral Administrator, the Collateral

176 Agent and the Collateral Custodian to any provider of a surety, guaranty or credit or liquidity enhancement to the Lender, as applicable, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Lender, the Administrative Agent, the Collateral Agent and the Collateral Custodian may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law). (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known; (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation (including, without limitation, disclosure obligations under the Exchange Act to which the Borrowers and/or the Servicer are subject), (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Lender’s, the Administrative Agent’s, the Collateral Agent’s, the Account Bank’s, the Collateral Administrator’s or the Collateral Custodian’s business or that of their Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, the Lender or the Collateral Agent or an officer, director, employer, shareholder or Affiliate of any of the foregoing is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Borrowers or the Servicer or (E) to any Affiliate, independent or internal auditor, agent, employee or attorney of the Collateral Agent, the Collateral Custodian, the Collateral Administrator or the Account Bank having a need to know the same; provided that the disclosing party advises such recipient of the confidential nature of the information being disclosed; or (iii) any other disclosure authorized by the Borrowers or Servicer. SECTION 11.13 Waiver of Set Off. Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against the Administrative Agent, the Lender, the Collateral Agent or their respective assets. SECTION 11.14 Headings and Exhibits. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes. SECTION 11.15 Breaches of Representations, Warranties and Covenants. For the avoidance of doubt, no breach or default of any representation, warranty or covenant contained in Sections 4.01, 4.02 or 4.03 or 5.01, 5.02, 5.03, 5.04 that does not constitute an Unmatured Event of Default or Event of Default shall be deemed to be a breach or default hereunder; provided that the foregoing shall not affect the definition of “Eligible Loan Asset”, the

177 definition of “Warranty Event”, Sections 2.07(d), 2.07(f), 2.15, 2.21, 3.02(a), 3.04(e), 5.01(n), 8.01, 8.02, 11.05 and the schedules and exhibits hereto. SECTION 11.16 Delivery of Termination Statements, Releases, etc. Upon payment in full of all of the Obligations (other than unmatured contingent indemnification and expense reimbursement obligations) and the termination of this Agreement, the Administrative Agent and the Collateral Agent shall deliver to the Borrowers termination statements, reconveyances, releases and other documents necessary or appropriate to evidence the termination of the Liens securing the Obligations hereunder, all at the expense of the Borrowers. SECTION 11.17 Failure of Borrowers or Servicer to Perform Certain Obligations. If a Borrower or the Servicer, as applicable, fails to perform any of its agreements or obligations under Section 5.01(n), Section 5.02(m) or Section 5.03(e), the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Borrowers or the Servicer (on behalf of the Borrowers), as applicable, upon the Administrative Agent’s demand therefor. SECTION 11.18 USA Patriot Act. Each of the Lenders, the Collateral Agent, the Collateral Custodian, the Collateral Administrator, the Account Bank and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers, the Servicer and the Equityholder that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify, and record information that identifies each of the Borrowers, the Servicer and the Equityholder, which information includes the name of each of the Borrowers, the Servicer and the Equityholder and other information that will allow each Lender, the Collateral Agent, the Collateral Custodian, the Collateral Administrator, the Account Bank, or the Administrative Agent, as applicable, to identify the Borrowers, the Servicer and the Equityholder in accordance with the USA PATRIOT Act, and each of the Borrowers, the Servicer and the Equityholder agree to provide such information from time to time to each Lender, the Collateral Agent, the Collateral Custodian, the Collateral Administrator, the Account Bank and the Administrative Agent, as applicable. SECTION 11.19 Adequacy of Monetary Damages. Each of the Borrowers, the Servicer and the Equityholder hereby acknowledges and agrees that (i) any and all claims, damages and demands against any Lender, the Administrative Agent or the Collateral Agent arising out of, or in connection with, the exercise by the Collateral Agent or Administrative Agent of any of the Secured Party’s rights or remedies pursuant to Article VII of this Agreement can be sufficiently and adequately remedied by monetary damages, (ii) no irreparable injury will be caused to the Borrowers, the Servicer or the Equityholder as a result of, or in connection with, any such claims, damages or demands, and (iii) no equitable or injunctive relief shall be sought by the Borrowers, the Servicer or the Equityholder as a result of, or in connection with, any such claims, damages or demands. SECTION 11.20 No Proceedings. Each of the parties hereto (other than the Borrowers) hereby agrees that it will not institute against, or join any other Person in instituting

178 against, the Borrowers any Bankruptcy Proceeding so long as there shall not have elapsed one year (or such longer preference period as shall then be in effect) and one day since the later to occur of (A) if the Permitted Securitization does not proceed with respect to a particular Borrower, the Collection Date or (B) if the Permitted Securitization does proceed with respect to a particular Borrower, the payment in full of all notes issued by the Borrower thereunder. SECTION 11.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. ARTICLE XII COLLATERAL CUSTODIAN SECTION 12.01 Designation of Collateral Custodian. (a) Initial Collateral Custodian. The role of Collateral Custodian with respect to the Required Loan Documents shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section 12.01. The Administrative Agent and each Borrower hereby designate and appoint the Collateral Custodian to act as its agent and hereby authorizes the Collateral Custodian to take such actions on its behalf and to exercise such powers and perform such duties as are expressly granted to the Collateral Custodian by this Agreement. The Collateral Custodian hereby accepts such agency appointment to act as Collateral Custodian pursuant to the terms of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof.

179 (b) Successor Collateral Custodian. Upon the Collateral Custodian’s receipt of a Collateral Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 12.05, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder. SECTION 12.02 Duties of Collateral Custodian. (a) Appointment. The Borrowers and the Administrative Agent each hereby appoints U.S. Bank National Association to act as Collateral Custodian, for the benefit of the Secured Parties. The Collateral Custodian hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein. (b) Duties. From the A&R Effective Date until its removal pursuant to Section 12.05 or resignation pursuant to Section 12.07, the Collateral Custodian shall perform, on behalf of the Secured Parties, the following duties and obligations: (i) The Collateral Custodian shall take and retain custody of the Required Loan Documents delivered by the Borrowers pursuant to Section 3.02(a) and Section 3.04(b) hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties. Within five Business Days of its receipt of any Required Loan Documents, the related Loan Asset Schedule and a hard copy of the Loan Asset Checklist, the Collateral Custodian shall review the Required Loan Documents to confirm that (A) such Required Loan Documents have been executed (either an original or a copy, as indicated on the Loan Asset Checklist) and have no missing or mutilated pages, (B) filed stamped copies of UCC and other filings (as indicated on the Loan Asset Checklist) have been included, (C) if listed on the Loan Asset Checklist, a copy of an Insurance Policy with respect to any real or personal property constituting the Underlying Collateral is included, and (D) the related original balance (based on a comparison to the note or assignment agreement, as applicable), Loan Asset number and Obligor name, as applicable, with respect to such Loan Asset is referenced on the related Loan Asset Schedule (such items (A) through (D) collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Required Loan Documents hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian a hard copy (which may be preceded by an electronic copy, as applicable) of the related Loan Asset Checklist and Loan Asset Schedule which contains the Loan Asset information with respect to the Required Loan Documents being delivered, identification number and the name of the Obligor with respect to such Loan Asset. Notwithstanding anything herein to the contrary, the Collateral Custodian’s obligation to review the Required Loan Documents shall be limited to reviewing such Required Loan Documents based on the information provided on the Loan Asset Schedule and Loan Asset Checklist. If, at the conclusion of such review, the Collateral Custodian shall determine that (i) the original balance of the Loan Asset with respect to which it has received Required Loan Documents is less than as set forth on the Loan Asset Schedule, the Collateral Custodian shall notify the Administrative Agent and the Servicer of such discrepancy within one Business Day, or (ii) any other Review Criteria is not satisfied, the Collateral Custodian shall within one Business Day notify the Servicer

180 of such determination and provide the Servicer with a list of the non-complying Loan Assets and the applicable Review Criteria that they fail to satisfy. The Servicer shall have five Business Days after notice or knowledge thereof to correct any non-compliance with any Review Criteria. In addition, if requested in writing (in the form of Exhibit M) by the Servicer and approved by the Administrative Agent within 10 Business Days of the Collateral Custodian’s delivery of such report, the Collateral Custodian shall return any Loan Asset which fails to satisfy a Review Criteria to the Borrowers. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Required Loan Documents. Notwithstanding anything to the contrary contained herein, the Collateral Custodian shall have no duty or obligation with respect to any Loan Asset Checklist delivered to it in electronic form. (ii) In taking and retaining custody of the Required Loan Documents, the Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Required Loan Documents or the instruments therein; provided further that the Collateral Custodian’s duties shall be limited to those expressly contemplated herein and no implied obligations or responsibilities shall be read into this Agreement against or on the part of the Collateral Custodian. (iii) All Required Loan Documents that are originals shall be kept in fire resistant vaults, rooms or cabinets at the locations specified on the address of the Collateral Custodian set forth in Section 5.05(c), or at such other office as shall be specified to the Administrative Agent and the Servicer by the Collateral Custodian in a written notice delivered at least 30 days prior to such change. All Required Loan Documents shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. The Collateral Custodian shall segregate the Required Loan Documents on its inventory system and will not commingle the physical Required Loan Documents with any other files of the Collateral Custodian other than those, if any, relating to the Servicer and its Affiliates and subsidiaries; provided that the Collateral Custodian shall segregate any commingled files upon written request of the Administrative Agent or the Borrowers. (iv) On the 20th calendar day of every month (or if such day is not a Business Day, the next succeeding Business Day), the Collateral Custodian shall provide a written report to the Administrative Agent and the Servicer (in a form mutually agreeable to the Administrative Agent and the Collateral Custodian) identifying each Loan Asset for which it holds Required Loan Documents and the applicable Review Criteria that any Loan Asset fails to satisfy. (v) In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar collateral that it holds as collateral custodian for others. (c) (i) The Collateral Custodian agrees to cooperate with the Administrative Agent and the Collateral Agent and deliver any Required Loan Documents to the Collateral Agent

181 or the Administrative Agent (pursuant to a written request in the form of Exhibit M), as applicable, as requested in order for the Collateral Agent or the Administrative Agent to take any action that the Collateral Agent or the Administrative Agent deems necessary or desirable in order to perfect, protect or more fully evidence the security interests granted by the Borrowers hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder, including any rights arising with respect to Article VII. In the event the Collateral Custodian receives instructions from the Servicer or any Borrower which conflict with any instructions received from the Administrative Agent or the Collateral Agent, the Collateral Custodian shall rely on and follow the instructions given by the Administrative Agent or the Collateral Agent, as applicable; provided that in the event any instructions given by the Administrative Agent and the Collateral Agent conflict, the Collateral Custodian shall rely on and follow the instructions given by the Collateral Agent; provided further that the Collateral Custodian shall promptly provide notification to the Servicer, the applicable Borrower and/or the Administrative Agent, as applicable, of such conflicting instructions; provided further that any such failure on the part of the Collateral Custodian to deliver such notice shall not render such action by the Collateral Custodian invalid. (ii) The Administrative Agent may direct the Collateral Custodian to take any action incidental to its express duties hereunder. With respect to actions which are incidental to the actions specifically delegated to the Collateral Custodian hereunder, the Collateral Custodian shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Administrative Agent; provided that the Collateral Custodian shall not be required to take any action hereunder at the request of the Administrative Agent, any Secured Parties or otherwise if the taking of such action, in the reasonable determination of the Collateral Custodian, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Custodian to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to be satisfactory with respect thereto). In the event the Collateral Custodian requests the consent of the Administrative Agent or the Collateral Agent and the Collateral Custodian does not receive a consent (either positive or negative) from the Administrative Agent or the Collateral Agent, as applicable, within 10 Business Days of its receipt of such request, then the Administrative Agent or the Collateral Agent, as applicable, shall be deemed to have declined to consent to the relevant action. (iii) The Collateral Custodian shall not be liable for any action taken, suffered or omitted by it in accordance with the request or direction of any Secured Party, to the extent that this Agreement provides such Secured Party the right to so direct the Collateral Custodian, or the Administrative Agent. The Collateral Custodian shall not be deemed to have notice or knowledge of any matter hereunder, including an Event of Default or a Notice of Exclusive Control, unless a Responsible Officer of the Collateral Custodian has actual knowledge of such matter or written notice thereof is received by a Responsible Officer of the Collateral Custodian. SECTION 12.02A Duties of Collateral Administrator and the Account Bank

182 (a) Appointment. The Borrowers and the Administrative Agent each hereby appoints U.S. Bank to act as Collateral Administrator and as Account Bank, for the benefit of the Secured Parties. Each of the Collateral Administrator and the Account Bank hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein. (b) Duties. From the A&R Effective Date until its removal pursuant to Section 12.05 or resignation pursuant to Section 12.07 (or Section 4(h)(ii) of the Control Agreement, in the case of the Account Bank), the Collateral Administrator and the Account Bank shall perform, on behalf of the Secured Parties, the following duties and obligations (as applicable): (i) The Collateral Administrator shall compile and provide, subject to the Collateral Administrator’s receipt from the Servicer, the Borrowers, the Collateral Agent or the Administrative Agent, as applicable, any information with respect to the Loan Assets and Permitted Investments to the extent not maintained or in the possession of the Collateral Administrator, the Monthly Report substantially in the form of Exhibit K hereof, in accordance with the terms and subject to the provisions of this Agreement, and prepare drafts of such Monthly Report and provide such drafts to the Servicer for review and approval; provided that each such draft is to be provided no later than three days prior to the date the Monthly Report is due. The Borrowers shall cause the Servicer to review and confirm the calculations made by the Collateral Administrator in such Monthly Report within two days prior to the due date of the Monthly Report. (ii) The Collateral Administrator shall calculate amounts to be remitted pursuant to Section 2.04 to the applicable parties and notify the Servicer and the Administrative Agent in the event of any discrepancy between the Collateral Administrator’s calculations and the Servicing Report (such dispute to be resolved in accordance with Section 2.05). (iii) The Collateral Administrator shall promptly upon its actual receipt of a (i) Borrowing Base Certificate from the Borrowers and based upon information provided by the Borrowers or the Servicer on its behalf, re-calculate the Borrowing Base and, if the Collateral Custodian’s calculation does not correspond with the calculation provided by the Borrowers on such Borrowing Base Certificate, deliver such calculation to each of the Administrative Agent, Borrowers and Servicer within one (1) Business Day of receipt by the Collateral Custodian of such Borrowing Base Certificate. (iv) The Collateral Administrator shall maintain a database (the “Collateral Database”) with respect to the Loan Assets held by the Borrowers as of the A&R Effective Date. The Collateral Administrator shall permit access to the information in the Collateral Database by the Servicer and the Borrowers. The Collateral Administrator shall update the Collateral Database promptly for Loan Assets and Permitted Investments acquired or sold or otherwise disposed of and for any amendments or changes to Loan Asset amounts or interest rates. The Collateral Database may, at the joint election of the Servicer and the Administrative Agent, either be one database for all Borrowers that contains the relevant information by Borrower, or separate databases for each Borrower.

183 (v) The Collateral Administrator shall assist and reasonably cooperate with the independent certified public accountants in the preparation of those reports required under Section 6.10. (vi) The Collateral Administrator shall provide the Servicer with such other information as may be reasonably requested in writing by the Servicer and as is within the possession of the Collateral Administrator. (vii) The Account Bank shall establish a Collection Account, a Pre- Funded Loan Asset Account and an Unfunded Exposure Account in the name of each Borrower under the control of the Collateral Agent for the benefit of the Secured Parties. (viii) The Account Bank shall track the receipt and daily allocation of cash to each Interest Collection Account and Principal Collection Account and any withdrawals therefrom and, on each Business Day, provide to the Servicer daily reports reflecting such actions to each Interest Collection Account and Principal Collection Account as of the close of business on the preceding Business Day. (ix) The Account Bank shall make payments pursuant to the terms of the Servicing Report or as otherwise directed in accordance with Sections 2.04 or 2.05. (x) The Account Bank shall provide the Servicer with such other information as may be reasonably requested in writing by the Servicer and as is within the possession of the Account Bank. SECTION 12.03 Merger or Consolidation. Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to all or substantially all of the document custody business of the Collateral Custodian shall be the successor to the Collateral Custodian under this Agreement and the other Transaction Documents without further action of any of the parties to this Agreement or such other Transaction Document. Any Person (i) into which the Account Bank may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Account Bank shall be a party, or (iii) that may succeed to all or substantially all of the securities intermediary business of the Account Bank shall be the successor to the Account Bank under this Agreement and the other Transaction Documents without further action of any of the parties to this Agreement or such other Transaction Document. Any Person (i) into which the Collateral Administrator may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Administrator shall be a party, or (iii) that may succeed to all or substantially all of the corporate trust business of the Collateral Administrator shall be the successor to the Collateral Administrator under this Agreement and the other Transaction Documents without further action of any of the parties to this Agreement or such other Transaction Document.

184 SECTION 12.04 Collateral Custodian, Collateral Administrator and Account Bank Compensation. As compensation for the Collateral Custodian’s activities hereunder, the Collateral Administrator’s activities hereunder and the Account Bank’s activities hereunder and under the Control Agreement, the Collateral Custodian and the Account Bank shall be entitled to the Collateral Custodian Fees and the Collateral Custodian Expenses from the Borrowers as set forth in the U.S. Bank Fee Letters. The Collateral Custodian, the Collateral Administrator and the Account Bank shall be entitled to receive the Collateral Custodian Fees and Collateral Custodian Expenses to the extent of funds available therefor pursuant to Section 2.04; provided that, for the avoidance of doubt, to the extent funds are not so available on any Payment Date to pay such fees or reimburse such expenses incurred during the immediately ended Remittance Period, such payment or reimbursement amount shall be deferred and payable on the next Payment Date on which funds are available therefor pursuant to Section 2.04. The Collateral Custodian’s, the Collateral Administrator’s and the Account Bank’s entitlement to receive the Collateral Custodian Fees (as applicable) shall cease on the earlier to occur of: (i) its removal as Collateral Custodian, Collateral Administrator or Account Bank (as applicable) pursuant to Section 12.05, (ii) the Collateral Custodian’s or the Collateral Administrator’s resignation as Collateral Custodian or Collateral Administrator (as applicable) pursuant to Section 12.07 or the Account Bank’s resignation as Account Bank pursuant to Section 4(h)(ii) of the Control Agreement or (iii) the termination of this Agreement. The Collateral Administrator’s fees shall be computed on the basis of a 360-day year and the actual number of days elapsed during the related Remittance Period and shall be based on the par amount of the aggregate Outstanding Balance of all Loan Assets measured as of the first day of such Remittance Period relating to each Payment Date. SECTION 12.05 Collateral Custodian, Account Bank or Collateral Administrator Removal. The Collateral Custodian, the Account Bank or the Collateral Administrator may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Collateral Custodian, the Account Bank or the Collateral Administrator, provided that if such removal is without cause then notice shall be in writing and at least 30 days in advance of such removal (the “Collateral Custodian Termination Notice”, “Account Bank Termination Notice” or the “Collateral Administrator Termination Notice”, as applicable); provided that, notwithstanding its receipt of a Collateral Custodian Termination Notice, Account Bank Termination Notice or a Collateral Administrator Termination Notice, the Collateral Custodian, the Account Bank or the Collateral Administrator (as applicable) shall continue to act in such capacity until a successor Collateral Custodian, Account Bank or Collateral Administrator (as applicable) has been appointed and has agreed to act as Collateral Custodian, Account Bank or Collateral Administrator hereunder; provided that if a successor Collateral Custodian, Account Bank or Collateral Administrator has not been appointed within 30 days after delivery to the Collateral Custodian. Account Bank or the Collateral Administrator of such written notice of removal, the Collateral Custodian, Account Bank or the Collateral Administrator shall be entitled to petition a court of competent jurisdiction to appoint a successor Collateral Custodian, Account Bank or Collateral Administrator (as applicable). For purposes of this Section 12.05, “cause” means a material breach of the obligations or duties of the Collateral Custodian, the Account Bank or the Collateral

185 Administrator (as applicable) under this Agreement. Prior to and other than during the continuation of an Event of Default, the prior written consent of the Borrowers shall be required to the appointment of any replacement Collateral Custodian, Account Bank or Collateral Administrator. SECTION 12.06 Limitation on Liability. (a) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document or electronic communication delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or any Borrower (or the Servicer on such Borrower’s behalf) or (b) the verbal instructions of the Administrative Agent or any Borrower (or the Servicer on such Borrower’s behalf). (b) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel. (c) Neither the Collateral Custodian nor its officers, directors or employees shall be liable for any error of judgment, or for any act done or step taken or omitted by such Person, in good faith, or for any mistakes of fact or law, or for anything that such Person may do or refrain from doing in connection herewith except in the case of such Person’s willful misconduct or grossly negligent performance or omission of such Person’s duties hereunder. Under no circumstances will the Collateral Custodian be liable for indirect, special, punitive, consequential or incidental damages, such as loss of use, revenue or profit. The Collateral Custodian shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation (other than a statement, warranty or representation made by the Collateral Custodian) made in or in connection with this Agreement or any other loan document, (ii) the contents of any certificate, report or other document (except to the extent prepared by the Collateral Custodian) delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions (except as the same are required to be performed or observed by the Collateral Custodian) set forth herein or therein or the occurrence of any Event of Default, or (iv) the due execution, legality, validity, enforceability, effectiveness or genuineness (except the same relates to the Collateral Custodian) of this Agreement, any other loan document, any of the Collateral Portfolio or any other agreement, instrument or document. (d) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral Portfolio, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral Portfolio. The Collateral Custodian shall not be obligated to take any legal action

186 hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it. (e) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian. The permissive right of the Collateral Custodian to take any action hereunder shall not be construed as a duty. (f) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder. (g) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Collateral Portfolio. (h) In the event that (i) the Borrowers, the Servicer, the Administrative Agent, Lenders, or the Collateral Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Loan Asset or Required Loan Document or (ii) a third party shall institute any court proceeding by which any Required Loan Document shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Custodian shall, to the extent permitted by law, continue to hold and maintain all the Required Loan Documents that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Collateral Custodian shall dispose of such Required Loan Documents as directed by the Administrative Agent, which shall give a direction consistent with such determination. Expenses of the Collateral Custodian incurred as a result of such proceedings shall be borne by the Borrowers. (i) Subject in all cases to the last sentence of Section 12.02(c)(i), in case any reasonable question arises as to its duties hereunder, the Collateral Custodian may, prior to the occurrence of an Event of Default or the Facility Maturity Date, request instructions from the Servicer and may, after the occurrence of an Event of Default or the Facility Maturity Date, request instructions from the Administrative Agent, and shall be entitled at all times to refrain from taking any action unless it has received instructions from the Servicer or the Administrative Agent, as applicable. The Collateral Custodian shall in all events have no liability, risk or cost for any action taken pursuant to and in compliance with the instruction of the Administrative Agent. In no event shall the Collateral Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action. (j) The Collateral Custodian shall not be bound to make any independent investigation into the facts or matters stated in any notice, instruction, statement, certificate, request, waiver, consent, opinion, report, receipt or other paper, document or electronic communication; provided that if the form thereof is specifically prescribed in any way by the terms

187 of this Agreement, the Collateral Custodian shall examine the same to determine whether it substantially conforms on its face to such requirements hereof. It is expressly acknowledged by the Borrowers, the Servicer, the Lenders and the Administrative Agent that performance by the Collateral Custodian of its various duties hereunder (including recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon, data, information and notices provided to it by the Servicer (and/or the Borrowers) and/or any related bank agent, obligor or similar party with respect to the Collateral Portfolio, and the Collateral Custodian shall have no responsibility for the accuracy of any such information or data provided to it by such persons and shall be entitled to update its records (as it may deem necessary or appropriate). Nothing herein shall impose or imply any duty or obligation on the part of the Collateral Custodian to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any issuer of the Collateral Portfolio is in default or in compliance with the underlying documents governing or securing such item of the Collateral Portfolio, from time to time. The Collateral Custodian shall have no liability for any failure, inability or unwillingness on the part of the Servicer, the Borrowers or the Administrative Agent to provide accurate and complete information on a timely basis to the Collateral Custodian or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Custodian’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof. (k) The Collateral Custodian shall not be deemed to have knowledge or notice of any matter unless actually known to a Responsible Officer of the Collateral Custodian. (l) Nothing herein shall obligate the Collateral Custodian to commence, prosecute or defend legal proceedings in any instance, whether on behalf of the Borrowers or on its own behalf or otherwise, with respect to any matter arising hereunder, or relating to this Agreement or the services contemplated hereby. (m) In acting hereunder and under the Control Agreement, the Account Bank shall be entitled to the same protections, rights, immunities and indemnities as are afforded the Collateral Custodian; provided that such protections, rights, immunities and indemnities shall be in addition to, and not in limitation of, any protections, rights, immunities and indemnities provided in the Control Agreement. For so long as U.S. Bank Trust Company, National Association, U.S. Bank National Association, or any of their respective Affiliates serve as the Account Bank, the Collateral Administrator and the Collateral Custodian under this Agreement or any other Transaction Document, U.S. Bank Trust Company, National Association, U.S. Bank National Association or any such Affiliate in each such role shall be entitled to the same rights, immunities, indemnities and protections afforded to U.S. Bank Trust Company, National Association, U.S. Bank National Association and any Affiliate thereof in each of its roles under this Agreement and the other Transaction Documents. (n) The Collateral Custodian may assume the genuineness of any such Required Loan Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each Required Loan Document it may receive is what

188 it purports to be. If an original “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC, respectively, is or shall be or become available with respect to any portion of the Collateral Portfolio to be held by the Collateral Custodian under this Agreement, it shall be the sole responsibility of the Borrowers to make or cause delivery thereof to the Collateral Custodian, and the Collateral Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any portion of the Collateral Portfolio or to compel or cause delivery thereof to the Collateral Custodian. The Collateral Custodian shall have no liability for losses arising from any cause beyond its control, including acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, tornadoes or other disaster, or any delay, error, omission or default of mail, telegraph, cable or wireless agency or operator, or the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. However, should the Collateral Custodian fail to be able to perform as required, the Collateral Custodian shall notify the Servicer and the Administrative Agent as soon as practicable of such occurrence and the Collateral Custodian shall use reasonable efforts to resume performance as soon as reasonably practical under the circumstances. (o) The Collateral Custodian may act or exercise its duties or powers hereunder through agents or attorneys and the Collateral Custodian shall not be liable or responsible for the actions or omissions of any such agent or attorney appointed with due care. Neither the Collateral Custodian nor any of its affiliates, directors, officers, shareholders, agents or employees will be liable to the Servicer, the Borrowers or any other Person, except by reason of acts or omissions by the Collateral Custodian constituting bad faith, willful misconduct, gross negligence or reckless disregard of the Collateral Custodian’s duties hereunder. (p) The Collateral Custodian shall not be liable for interest on any money received by it except as the Collateral Custodian may agree in writing with the Borrowers. In no event shall the Collateral Custodian be liable for the selection of any investments or any losses in connection therewith (except in its capacity as obligor thereunder, if applicable), or for any failure of the relevant party to provide investment instruction to the Collateral Custodian in connection with the investment of funds in or from any account set forth herein. (q) The Collateral Custodian shall have no duty to determine or inquire into the happening or occurrence of any event or contingency, and it is agreed that its duties hereunder are purely ministerial in nature. (r) The Collateral Custodian shall not be responsible to the Lenders for the perfection of any Lien or for the filing, form, content or renewal of any UCC financing statements, and such other documents or instruments, provided however that if instructed by the Lenders and at the expense of the Borrowers, the Collateral Custodian shall arrange for the filing and continuation, of financing statements or other filing or recording documents or instruments for the perfection of security interests in the Collateral Portfolio; provided, that, the Collateral Custodian shall not be responsible for the preparation, form, content, sufficiency or adequacy of any such financing statements all of which shall be provided in writing to the Collateral Custodian by the

189 Lenders including the jurisdictions and filing offices where the Collateral Custodian is required to file such financing statements. (s) None of the Collateral Custodian, the Collateral Administrator or the Account Bank shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or other applicable Benchmark or Benchmark Replacement, or whether or when there has occurred, or to give notice to any other party of the occurrence of, any Benchmark Transition Event or SOFR Disruption Event, (ii) to select, identify or designate any alternative reference rate index (including any Benchmark Replacement), or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, identify or designate any Benchmark Replacement adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what administrative procedures or any Benchmark Replacement Conforming Changes or other modifications to this Agreement or any other Transaction Document may be necessary or advisable in respect of the determination and implementation of any alternative reference rate index (including any Benchmark Replacement), if any, in connection with any of the foregoing and, with respect to each floating rate Loan Asset, the Collateral Custodian, Collateral Administrator and Account Bank shall have no responsibility or liability to (w) monitor the status of SOFR or such other applicable index, reference rate or Benchmark Replacement, (x) determine whether a substitute index or reference rate should or could be selected, (y) determine the selection of any such substitute reference rate and (z) exercise any right related to the foregoing on behalf of any of the Borrowers, the Servicer, the Lenders, the Administrative Agent, the Collateral Agent or any other Person. (t) None of the Collateral Custodian, the Collateral Administrator or the Account Bank shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of SOFR or other applicable Benchmark or Benchmark Replacement and absence of a designated Benchmark Replacement, including as a result of any inability, delay, error or inaccuracy on the part of any other party, including without limitation the Administrative Agent, the Collateral Agent, the Servicer or any of the Borrowers, by the terms of the Agreement and reasonably required for the performance of such duties. (u) The Servicer, the Administrative Agent, the Collateral Agent and the Borrowers shall cooperate with the Collateral Administrator in connection with the preparation by the Collateral Administrator of the Monthly Reports and the calculations and re-calculations provided hereunder. Without limiting the generality of the foregoing, the Servicer shall advise in a timely manner the Collateral Administrator of the results of any determinations required or permitted to be made by it or any of the Borrowers (or the Servicer on such Borrower’s behalf) and supply the Collateral Administrator with such other information (to the extent not also maintained or readily available to the Collateral Administrator) as is maintained by the Servicer that the Collateral Administrator may from time to time request with respect to the Collateral Portfolio and reasonably needed to complete the Monthly Reports or any calculations or re- calculations or required to permit the Collateral Administrator to perform its obligations hereunder and any other information that may be reasonably required hereunder with respect to any item of the Collateral Portfolio. The Servicer shall review and verify the contents of the aforesaid reports, instructions, statements, certificates, calculations and recalculations and upon receipt of approval

190 from the Servicer, the Collateral Administrator shall transmit the same to the Borrowers and shall make such reports available to the Administrative Agent, the Collateral Agent and the Lenders. (v) The Collateral Administrator may conclusively rely on and without any investigation, any information provided by the Servicer, Borrowers, Administrative Agent, Collateral Agent and any Obligor, participating bank and/or agent bank and its Affiliates with respect to the applicable Loan Assets or Underlying Instruments, along with any related agents with respect to such Loan Assets or Underlying Instruments, in preparation of the Monthly Report. The duties of the Collateral Administrator hereunder are limited to the duties expressly set forth in this Agreement. By entering into, or performing its duties under, this Agreement, the Collateral Administrator shall not be deemed to assume any obligations or liabilities of the Borrowers or Servicer under any of the Transaction Documents and nothing herein contained shall be deemed to release, terminate, discharge, limit, reduce, diminish, modify, amend or otherwise alter in any respect the duties, obligations or liabilities of the Borrowers or the Servicer under the Transaction Documents. (w) The Collateral Administrator will make the Monthly Report and any other reports available via its internet website. The Collateral Administrator’s internet website shall initially be located at https://pivot.usbank.com. The Collateral Administrator may change the way such reports are distributed. As a condition to access to the Collateral Administrator’s internet website, the Collateral Administrator may require registration and the acceptance of a disclaimer. The Collateral Administrator shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided in the Monthly Report which the Collateral Administrator disseminates in accordance with this Agreement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion. (x) Nothing herein shall impose or imply any duty or obligation on the part of the Collateral Administrator to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any issuer of the Loan Asset is in default or in compliance with the underlying documents governing or securing such securities, from time to time, the role of the Collateral Administrator hereunder being solely to perform certain mathematical computations and data comparisons as provided herein. For purposes of monitoring changes in ratings, the Collateral Administrator shall be entitled to use and rely exclusively upon one or more reputable electronic financial information reporting services, and shall have no liability for any inaccuracies in the information reported by, or other errors or omissions of, any such services. It is hereby expressly agreed that Bloomberg Financial Markets is one such reputable service. (y) Nothing herein shall obligate the Collateral Administrator to determine independently any characteristic of any Loan Asset, any such determination being based exclusively upon notification the Collateral Administrator receives from the Servicer, the Administrative Agent or the Collateral Agent. Nothing herein shall obligate the Collateral Administrator to review or examine any underlying instrument or contract evidencing, governing or guaranteeing or securing any Loan Asset in order to verify, confirm, audit or otherwise determine any characteristic thereof.

191 (z) If, in performing its duties under this Agreement, the Collateral Administrator is required to decide between alternative courses of action, the Collateral Administrator may request written instructions from the applicable Borrower (or the Servicer on such Borrower’s behalf) or the Administrative Agent as to the course of action desired by it. If the Collateral Administrator does not receive such instructions within two Business Days after it has requested them, the Collateral Administrator may, but shall be under no duty to, take or refrain from taking any such courses of action. The Collateral Administrator shall act in accordance with instructions received after such two Business Day period except to the extent it has already, in good faith, taken or committed itself to take, action inconsistent with such instructions. SECTION 12.07 Collateral Custodian or Collateral Administrator Resignation. The Collateral Custodian or Collateral Administrator may resign and be discharged from its duties or obligations hereunder, not earlier than 90 days after delivery to the Administrative Agent of written notice of such resignation specifying a date when such resignation shall take effect. Upon the effective date of such resignation, or if the Administrative Agent gives the Collateral Custodian or the Collateral Administrator written notice of an earlier termination hereof, the Collateral Custodian or the Collateral Administrator (as applicable) shall (i) be reimbursed for any costs and expenses the Collateral Custodian or the Collateral Administrator shall incur in connection with the termination of its duties under this Agreement and (ii) in the case of the Collateral Custodian, deliver all of the Required Loan Documents in the possession of the Collateral Custodian to the Administrative Agent or to such Person as the Administrative Agent may designate to the Collateral Custodian in writing upon the receipt of a request in the form of Exhibit M; provided that the Borrowers shall consent to any successor Collateral Custodian or Collateral Administrator (as applicable) appointed by the Administrative Agent (such consent not to be unreasonably withheld). Notwithstanding anything herein to the contrary, the Collateral Custodian and Collateral Administrator may not resign prior to a successor Collateral Custodian or Collateral Administrator (as applicable) being appointed; provided that if a successor Collateral Custodian or Collateral Administrator has not been appointed within 90 days after delivery to the Administrative Agent of such written notice of resignation, the Collateral Custodian or Collateral Administrator shall be entitled to petition a court of competent jurisdiction to appoint a successor Collateral Custodian or Collateral Administrator (as applicable). SECTION 12.08 Release of Documents. (a) Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Collateral Portfolio, the Collateral Custodian is hereby authorized (unless and until such authorization is revoked by the Administrative Agent), upon written receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit M, to release to the Servicer within two Business Days of receipt of such request, the related Required Loan Documents or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Collateral Agent, on behalf of the Secured Parties in accordance with the terms of this Agreement. The Servicer shall return to the Collateral Custodian the Required Loan Documents or other such documents (i) promptly upon the request of the Administrative Agent, or (ii) when the Servicer’s need therefor in connection with such foreclosure or servicing

192 no longer exists, unless the Loan Asset shall be liquidated, in which case, the Servicer shall deliver an additional request for release of documents to the Collateral Custodian and receipt certifying such liquidation from the Servicer to the Collateral Agent, all in the form annexed hereto as Exhibit M. (b) Reserved. (c) Release for Payment. Upon receipt by the Collateral Custodian of the Servicer’s request for release of documents and receipt in the form annexed hereto as Exhibit M (which request for release shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the applicable Collection Account as provided in this Agreement), the Collateral Custodian shall promptly release the related Required Loan Documents to the Servicer. (d) Lien Release Dividend. In connection with any Loan Asset for which a Lien Release Dividend is effected in accordance with Section 2.07(d), and within two Business Days after written receipt from the Servicer of a request for release of documents and receipt in the form of Exhibit J, (which request for release shall include a statement to the effect that a Lien Release Dividend is being effected as to such Loan Asset), the Collateral Custodian shall promptly release the related Required Loan Documents for such Loan Asset to the applicable Borrower. SECTION 12.09 Return of Required Loan Documents. Any of the Borrowers may, with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), require that the Collateral Custodian return each Required Loan Document (a) delivered to the Collateral Custodian in error or (b) released from the Lien of the Collateral Agent hereunder pursuant to Section 2.16, in each case by submitting to the Collateral Custodian and the Administrative Agent a written request in the form of Exhibit M hereto (signed by both the applicable Borrower and the Administrative Agent) specifying the Collateral Portfolio to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the applicable Borrower and the Administrative Agent promptly, but in any event within five Business Days, return the Required Loan Documents so requested to the applicable Borrower. SECTION 12.10 Access to Certain Documentation and Information Regarding the Collateral Portfolio; Audits of Servicer. The Collateral Custodian shall provide to the Administrative Agent access to the Required Loan Documents and all other documentation regarding the Collateral Portfolio including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon not less than two Business Days prior written request, (ii) during normal business hours and (iii) subject to the Servicer’s and the Collateral Custodian’s normal security and confidentiality

193 procedures. Periodically after the A&R Effective Date at the discretion of the Administrative Agent, the Administrative Agent may review the Servicer’s collection and administration of the Collateral Portfolio in order to assess compliance by the Servicer with the Servicing Standard, as well as with this Agreement and may conduct an audit of the Collateral Portfolio, and Required Loan Documents in conjunction with such a review. Such review shall be (subject to Section 5.03(d)(ii)) reasonable in scope and shall be completed in a reasonable period of time. Without limiting the foregoing provisions of this Section 12.10, from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct, at the expense of the Servicer (on behalf of the Borrowers) (subject to applicable limitations herein), a review of the Required Loan Documents and all other documentation regarding the Collateral Portfolio. SECTION 12.11 Custodian as Agent of Collateral Agent. The Collateral Custodian agrees that, with respect to any Required Loan Documents at any time or times in its possession or held in its name, the Collateral Custodian shall be the agent of the Collateral Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not otherwise perfected) the Collateral Agent’s security interest in the Collateral Portfolio and for the purpose of ensuring that such security interest is entitled to first priority status under the UCC. ARTICLE XIII ACKNOWLEDGEMENT AND RESTATEMENT SECTION 13.01 Restatement. The Borrower hereby acknowledges, confirms and agrees that it is indebted to the original Lenders for “Obligations” (as defined in the Existing Loan and Servicing Agreement) under the Existing Loan and Servicing Agreement, as of the close of business on October 12, 2023, in the aggregate principal amount of $294,346,919.19 in respect of the “Advances” (as defined in the Existing Loan and Servicing Agreement), together with all interest accrued and accruing thereon (to the extent applicable), and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by the Borrower to the “Lenders” (as defined in the Existing Loan and Servicing Agreement), without offset, defense or counterclaim of any kind, nature or description whatsoever. SECTION 13.02 Acknowledgment of Security Interests. (a) The Borrower hereby acknowledges, confirms and agrees that the Administrative Agent has had and shall on and after the date hereof continue to have, for itself and the ratable benefit of the Secured Parties, a security interest in and lien upon the Collateral heretofore granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the Transaction Documents to secure the Obligations. (b) The Liens and security interests of the Collateral Agent for the benefit of the Secured Parties in the Collateral shall be deemed to be continuously granted and perfected

194 from the earliest date of the granting and perfection of such Liens and security interests to the Collateral Agent, whether under the Existing Loan and Servicing Agreement, this Agreement or any of the other Transaction Documents. SECTION 13.03 Transaction Documents. Each of the Borrower and the Collateral Manager hereby acknowledges, confirms and agrees that as of the date hereof: (a) the Existing Loan and Servicing Agreement and each of the other “Transaction Documents” (as defined in the Existing Loan and Servicing Agreement) were duly executed and delivered by each of the Borrower and the Collateral Manager and are in full force and effect, (b) the agreements and obligations of the Borrower and the Collateral Manager contained in the Existing Loan and Servicing Agreement and the other “Transaction Documents” (as defined in the Existing Loan and Servicing Agreement) constitute the legal, valid and binding obligations of the Borrower and the Collateral Manager enforceable against them in accordance with their respective terms, subject to the effects, if any, of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and (c) the Lenders, the Administrative Agent and the Collateral Agent are entitled to all of the rights and remedies provided for in the Existing Loan and Servicing Agreement and the “Transaction Documents” (as defined in the Existing Loan and Servicing Agreement). SECTION 13.04 Restatement. (a) Except as otherwise stated in Section 13.02 and this Section 13.04, as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing Loan and Servicing Agreement are hereby amended and restated in their entirety, and as so amended and restated, replaced and superseded, by the terms, conditions, agreements, covenants, representations and warranties set forth in this Agreement and the other Transaction Documents, except that nothing herein or in the other Transaction Documents shall impair or adversely affect the continuation of the liability of the Borrowers for the Obligations or any Lien heretofore granted, pledged and/or assigned to the Collateral Agent for the benefit of the Secured Parties. The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness and other obligations and liabilities of the Borrowers evidenced by or arising under the Existing Loan and Servicing Agreement, and the Liens and security interests securing such Indebtedness and other obligations and liabilities, shall not in any manner be impaired, limited, terminated, waived or released. (b) The principal amount of the “Advances” (as defined in the Existing Loan and Servicing Agreement) outstanding as of the A&R Effective Date under the Existing Loan and Security Agreement shall constitute Advances hereunder. On the A&R Effective Date, the Lenders shall make such purchases and sales of interests in the Advances outstanding as of such date so that each Lender is then holding its pro rata share of outstanding Advances based on their Commitments after giving effect to this Agreement.

195 (c) All references to the “Loan and Servicing Agreement” in the Transaction Documents shall from and after the A&R Effective Date be references to this Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time. [Signature pages follow.]

[Signature Page] Loan and Servicing Agreement IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: NUVEEN CHURCHILL BDC SPV II, LLC By: ___________________________________ Name: Shaul Vichness Title: Chief Financial Officer [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page] Loan and Servicing Agreement THE SERVICER: NUVEEN CHURCHILL DIRECT LENDING CORP. By: /s/ Shaul Vichness_____________ Name: Shaul Vichness Title: Chief Financial Officer [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page] Loan and Servicing Agreement THE ADMINISTRATIVE AGENT: SUMITOMO MITSUI BANKING CORPORATION By: /s/ Jason Hare________________ Name: Jason Hare Title: Executive Director [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page] Loan and Servicing Agreement THE LENDER: SUMITOMO MITSUI BANKING CORPORATION By: /s/ Jason Hare________________ Name: Jason Hare Title: Executive Director [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page] Loan and Servicing Agreement THE COLLATERAL AGENT: SUMITOMO MITSUI BANKING CORPORATION By: /s/ Jason Hare________________ Name: Jason Hare Title: Executive Director [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page] Loan and Servicing Agreement THE ACCOUNT BANK: U.S. BANK NATIONAL ASSOCIATION By: /s/ Scott DeRoss Name: Scott DeRoss Title: Senior Vice President [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page] Loan and Servicing Agreement THE COLLATERAL CUSTODIAN: U.S. BANK NATIONAL ASSOCIATION By: /s/ Kenneth Brandt Name: Kenneth Brandt Title: Vice President

[Signature Page] Loan and Servicing Agreement THE COLLATERAL ADMINISTRATOR: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION By: /s/ Scott DeRoss Name: Scott DeRoss Title: Senior Vice President

Sch. I-A-1 SCHEDULE I-A CONDITIONS PRECEDENT DOCUMENTS As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Administrative Agent prior to the effectiveness of the Agreement: (a) A copy of the Agreement duly executed by each of the parties hereto; (b) A certificate of a Director, the Secretary or Assistant Secretary of each of the Borrowers, the Equityholder and the Servicer, dated the A&R Effective Date, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign on behalf of such Person the Transaction Documents to which it is a party (on which certificate the Administrative Agent and the Lender may conclusively rely until such time as the Administrative Agent shall receive from the Borrowers, or the Servicer, as applicable, a revised certificate meeting the requirements of this paragraph (b)(i)), (ii) that the copy of the Governing Documents of such Person (including any amendments thereto) is a complete and correct copy and that such Governing Documents have not been further amended, modified or supplemented and are in full force and effect, and (iii) the resolutions of the board of directors, managers or other relevant governing body of such Person approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party; (c) A good standing certificate, dated as of a recent date prior to the A&R Effective Date for each of the Borrowers, the Equityholder and the Servicer, issued by the Secretary of State of such Person’s jurisdiction of formation, incorporation or organization, as applicable; (d) An officer’s closing certificate from a Responsible Officer of each of the Borrowers and Servicer, certifying that, as of the Closing Date: (i) each of the representations and warranties of the Borrowers and the Servicer contained herein and in the Agreement and the other Transaction Documents shall be true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifiers, which representations and warranties shall be true and correct in all respects), on and as of the A&R Effective Date, as if made on the A&R Effective Date (other than any representation and warranty that is made as of a specific date which were true and correct in all material respects as of such date); (ii) no Servicer Default, Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan and Servicing Agreement, and no event has occurred and is continuing, or would result from the transactions effected pursuant to the Transaction Documents or from the application of proceeds thereof as of the A&R Effective Date, that constitutes or would constitute a Servicer Default, Event of Default or Unmatured Event of Default; and (iii) both before and after giving effect to the transactions contemplated by the Transaction Documents to which any Borrower or the Servicer is a party, each of the Borrowers and the Servicer is and will be Solvent; (e) One or more favorable Opinions of Counsel of counsel to the Borrowers, acceptable to the Administrative Agent and addressed to the Administrative Agent, the Lender and the Collateral Agent, with respect to such matters as the Administrative Agent may reasonably request (including an opinion with respect to the first priority perfected security interest of the Collateral

Sch. I-2 Agent, for the benefit of the Secured Parties, in the Collateral Portfolio); provided, this condition may be satisfied by delivery of an opinion from counsel to the Borrowers, to the Administrative Agent, the Lender and the Collateral Agent, in form and substance satisfactory to Administrative Agent, to the effect that immediately after the effectiveness of this Agreement, the opinions previously provided to the Administrative Agent, the Lender and the Collateral Agent with respect to the Existing Loan and Servicing Agreement and the Collateral are true and correct with respect to this Agreement; (f) One or more favorable Opinions of Counsel of counsel to the Borrowers, acceptable to the Administrative Agent and addressed to the Administrative Agent, the Lender and the Collateral Agent, with respect to, among other things, the due authorization, execution and delivery of, and enforceability of, the Agreement and the other Transaction Documents; provided, this condition may be satisfied by delivery of an opinion from counsel to the Borrowers, to the Administrative Agent, the Lender and the Collateral Agent, in form and substance satisfactory to Administrative Agent, to the effect that immediately after the effectiveness of this Agreement, the opinions previously provided to the Administrative Agent, the Lender and the Collateral Agent with respect to the Existing Loan and Servicing Agreement and the Collateral are true and correct with respect to this Agreement; (g) Duly completed copies of the appropriate IRS Form W-9 (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Law) for the Borrowers; (h) A copy of each of the other Transaction Documents duly executed by the parties thereto; and (i) All documentation and other information requested by the Administrative Agent in its reasonable discretion and/or required by regulatory authorities with respect to the Borrowers and the Servicer under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

Sch. I-B-1 SCHEDULE I-B NEW BORROWER CONDITIONS PRECEDENT DOCUMENTS As required by Section 2.24 of the Agreement, each of the following items must be delivered to the Administrative Agent prior to the joinder of a New Borrower to the Agreement: (a) A certificate of a Director, the Secretary or Assistant Secretary of the New Borrower, dated the date of the applicable Borrower Joinder Date, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign on behalf of such Person the Transaction Documents to which it is a party, (ii) that the copy of the Governing Documents of such Person (including any amendments thereto) is a complete and correct copy and that such Governing Documents have not been further amended, modified or supplemented and are in full force and effect, (iii) the resolutions of the board of directors, managers or other relevant governing body of such Person approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party and (iv) a good standing certificate, dated as of a recent date with respect to the applicable Borrower Joinder Date, for the New Borrower, issued by the Secretary of State of such Person’s jurisdiction of formation, incorporation or organization, as applicable. (b) An officer’s closing certificate from a Responsible Officer of the New Borrower, certifying that, as of the date of the applicable Borrower Joinder Date, with respect to the New Borrower: (i) each of the representations and warranties of the Borrowers contained in the Transaction Documents are true, complete and correct in all material respects except to the extent relating to an earlier date and except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties are true, complete and correct in all respects on and as of the date of the applicable Borrower Joinder Date; (ii) no Event of Default or Unmatured Event of Default has occurred and is continuing under the Loan and Servicing Agreement, and no event has occurred and is continuing, or would result from the transactions effected pursuant to the Transaction Documents or from the application of proceeds thereof as of the date of the applicable Borrower Joinder Date, that constitutes or would constitute an Event of Default or Unmatured Event of Default; and (iii) both before and after giving effect to the transactions contemplated by the Transaction Documents to which the New Borrower is a party, the New Borrower is and will be Solvent. (c) UCC financing statements describing the Collateral Portfolio, and (i) naming the New Borrower as debtor and the Collateral Agent, for the benefit of the Secured Parties, as secured party and (ii) other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Collateral Agent’s, for the benefit of the Secured Parties, interests in the Collateral Portfolio. (d) Copies of tax and judgment lien searches in all jurisdictions reasonably requested by the Administrative Agent and requests for information (or a similar UCC search report certified by a party acceptable to the Administrative Agent), dated a date reasonably near to the applicable Borrower Joinder Date, and with respect to such requests for information or UCC searches, listing all effective UCC financing statements which name the New Borrower (under its present name

Sch. I-B-2 and any previous name) as debtor(s) and which are filed in the appropriate jurisdiction, together with copies of such UCC financing statements (none of which shall cover any of the Collateral Portfolio). (e) One or more favorable Opinions of Counsel of counsel to the New Borrower, acceptable to the Administrative Agent and addressed to the Administrative Agent, the Lender and the Collateral Agent, with respect to, among other things, the due authorization, execution and delivery of, and enforceability of, the Agreement and the other Transaction Documents and perfection of the Collateral Agent’s security interest in the Collateral. (f) One or more favorable Opinions of Counsel of counsel to the New Borrower, acceptable to the Administrative Agent and addressed to the Administrative Agent, the Lender and the Collateral Agent, that the New Borrower would not be substantively consolidated with the Equityholder in a proceeding under the Bankruptcy Code. (g) One or more favorable Opinions of Counsel of counsel to the Borrowers, acceptable to the Administrative Agent and addressed to the Administrative Agent, the Lender and the Collateral Agent, to the effect that the joinder of the New Borrower does not change or impact the non-consolidation opinions (and legal analysis therein) previously provided to the Secured Parties in respect of the existing Borrower; (h) Duly completed copies of the appropriate IRS Form W-9 (or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Law) for the New Borrower. (i) A copy of each of the other Transaction Documents duly executed by the parties thereto in connection with such joinder. (j) UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Collateral Portfolio as of the applicable Borrower Joinder Date.

Sch. II-1 SCHEDULE II PRIOR NAMES, TRADENAMES, FICTITIOUS NAMES AND “DOING BUSINESS AS” NAMES Borrower: None

Sch. III-1 SCHEDULE III ELIGIBILITY CRITERIA The representations and warranties set forth in this Schedule III are made by each Borrower and the Servicer under the Agreement, with respect to all Loan Assets which are designated as being Eligible Loan Assets on any Borrowing Base Certificate or are otherwise represented to the Administrative Agent or the Lender as being Eligible Loan Assets, or are included as Eligible Loan Assets in any calculation set forth in the Agreement to which this Schedule III is attached. For the avoidance of doubt, if such Loan Asset does not satisfy the representations and warranties set forth in this Schedule III, then the Administrative Agent must expressly consent in its sole discretion to the inclusion of such Loan Asset; it being understood that the Administrative Agent will not be deemed to have consented to the acquisition of a Loan Asset by the applicable Borrower that does not satisfy the representations and warranties set forth in this Schedule III by merely approving the acquisition of such Loan Asset by the applicable Borrower unless there is an express acknowledgement by the applicable Borrower and the Servicer under the Agreement of non- satisfaction of the representations and warranties set forth in this Schedule III. 1. Each such Loan Asset is a First Lien Loan Asset evidenced by a note or a credit document and, to the extent applicable, an assignment or participation document in the form specified in the applicable credit agreement or, if no such specification, on the LSTA assignment form. Each such Loan Asset and the Portfolio Assets related thereto is subject to a valid, subsisting and enforceable first priority perfected security interest (subject only to Permitted Liens) in favor of the Collateral Agent, for the benefit of the Secured Parties, and the Borrower has good and marketable title to and is the sole owner of, such Loan Asset and the Portfolio Assets related thereto, free and clear of all Liens other than any Permitted Liens. 2. As of the related Cut-Off Date, the origination or acquisition of each such Loan Asset by the Borrower and the grant of the security interest to the Collateral Agent, for the benefit of the Secured Parties, in each such Loan Asset have been approved by the Administrative Agent, in its sole discretion, by delivery of an Approval Notice. 3. No Loan Asset constitutes a participation interest in all or a portion of a loan (for the avoidance of doubt, a syndication or co-lending interest which is not documented as a participation interest shall not be deemed a participation interest). 4. The Obligor with respect to each such Loan Asset is organized under the laws of the United States or Canada or any state, province or other political subdivision thereof and its principal operations are located in the United States or Canada. 5. The funding obligations for each such Loan Asset and the Loan Agreement under which such Loan Asset was created have been fully satisfied and all sums available thereunder have been fully advanced, or if such Loan Asset is a Revolving Loan Asset or Delayed Draw Loan Asset, then either (i) the Borrower shall have or have caused to be, at the time of the sale of such Loan Asset to the Borrower, deposited into the applicable Unfunded Exposure Account an amount in Dollars equal to the Unfunded Exposure Equity Amount or (ii) the

Sch. III-2 Unfunded Exposure Equity Amount with respect to such Loan Asset shall not create a Borrowing Base Deficiency. 6. Each such Loan Asset is denominated in Dollars and does not permit the currency or country in which such Loan Asset is payable to be changed. 7. No such Loan Asset is Margin Stock and the Underlying Instruments with respect to such Loan Asset provide that no part of the proceeds of such Loan Asset or any other extension of credit made thereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock. 8. The acquisition of such Loan Asset does not cause the Borrower or the assets constituting the Collateral Portfolio to be required to be registered as an investment company under the 1940 Act. 9. As of the related Cut-Off Date, no such Loan Asset is a financing by a debtor-in-possession in any Bankruptcy Proceeding. 10. No such Loan Asset is principally secured by real estate. 11. Such Loan Asset, together with the Underlying Instruments related thereto, contains provisions substantially to the effect that such Loan Asset and such Underlying Instruments constitute a legal, valid, binding and enforceable obligation of the Obligor thereunder and each guarantor thereof, enforceable against each such Person in accordance with its terms, subject to the usual and customary bankruptcy, insolvency and equity limitations. 12. Such Loan Asset is in registered form for U.S. federal income tax purposes unless not a “registration required obligation” as defined in Section 163(f)(2) of the Code. 13. As of the related Cut-Off Date, such Loan Asset is not a Defaulted Loan Asset. 14. The Obligor with respect to each such Loan Asset is not an Affiliate of the Servicer and/or the Equityholder. 15. The acquisition of any such Loan Asset by the Borrower or the grant of the security interest to the Collateral Agent, for the benefit of the Secured Parties, in any such Loan Asset would not (i) violate any material Applicable Law or (ii) cause the Administrative Agent or the Lender (as notified to the Borrower by Administrative Agent or such Lender in its commercially reasonable judgment) to fail to comply with any request or directive (whether or not having the force of law) from any banking or other Governmental Authority having jurisdiction over the Administrative Agent or the Lender. 16. To the knowledge of the Borrower or the Servicer, no such Loan Asset contravenes any material Applicable Law and no part thereof is in violation of any material Applicable Law; provided that for purposes of determining whether a Loan Asset is a Warranty Loan Asset, as of the Cut-Off Date for such Loan Asset, such Loan Asset shall not contravene any

Sch. III-3 Applicable Law and no part thereof shall be in violation of any Applicable Law, without regard to whether the Borrower or the Servicer has any knowledge of such contravention or violation. 17. Pursuant to the Loan Agreement with respect to such Loan Asset, (i) such Loan Asset is eligible (giving effect to the provisions of Sections 9-406 and 9-408 of the UCC) to be sold, transferred or assigned to the Borrower and to have a security interest therein granted to the Collateral Agent, as agent for the Secured Parties, (ii) neither the sale, transfer or assignment of such Loan Asset to the Borrower, nor the granting of a security interest hereunder to the Collateral Agent, as agent for the Secured Parties, violates, conflicts with or contravenes in any material respect any Applicable Law or any contractual or other restriction, limitation or encumbrance binding on the Borrower or the underlying Obligor and (iii) the Loan Agreement requires only usual and customary consents with respect to the enforcement of rights and remedies with respect thereto, and the rights to enforce rights and remedies in respect of the same under the applicable Loan Agreement inure to the benefit of the holder of such Loan Asset; 18. No such Loan Asset is the subject of any assertions in respect of any litigation, right of rescission, set-off, counterclaim or defense, including the defense of usury, by the related Obligor, nor will the operation of any of the terms of the Loan Agreements, or the exercise of any right thereunder, render the Loan Agreements unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and the Loan Agreements with respect to the Loan Asset provide for an affirmative waiver by the related Obligor of all rights of rescission, set-off and counterclaim against the Borrower and its assignees. 19. Such Loan Asset is not subject to withholding tax unless the Obligor thereon is required under the terms of the related Loan Agreement to make “gross-up” payments that cover the full amount of such withholding tax on an after-tax basis in the event of a change of tax law. The transfer, assignment and conveyance of such Loan Asset (and the other Portfolio Assets related thereto) from the third party assignor of such Loan Asset or other Portfolio Asset to the Borrower is not subject to and will not result in any fee or governmental charge (other than income taxes) payable by the Borrower or any other Person to any federal, state or local government. 20. No such Loan Asset has been repaid, prepaid, satisfied or rescinded, in each case, in full. 21. No such Loan Asset has been sold, transferred, assigned or pledged by the Borrower to any Person other than the Collateral Agent, for the benefit of the Secured Parties. 22. Such Loan Asset, together with the Underlying Instruments related thereto, contains provisions substantially to the effect that the Obligor with respect to such Loan Asset (and any guarantor of such Obligor’s obligations thereunder), had full legal capacity to execute and deliver the Loan Agreement which creates such Loan Asset and any other documents related thereto. 23. No Obligor of any Loan Asset is a Governmental Authority.

Sch. III-4 24. The Servicer has determined that (a) for each Loan Asset which was originated by an Affiliate of the Servicer, it was originated in the ordinary course of such originator’s business and, to the extent required by Applicable Law, such originator has all necessary licenses and permits to originate or acquire such Loan Asset in the State where the Obligor was located (to the extent required by Applicable Law), (b) each such Loan Asset was acquired by the Borrower pursuant to customary assignment and transfer documents and (c) to the extent required by Applicable Law, the Borrower has all necessary licenses and permits to purchase and own such Loan Assets and enter into Loan Agreements pursuant to which such Loan Asset was created, in the State where the Obligor is located (to the extent required by Applicable Law); provided that any failure by the originator or the Borrower, as applicable, to have the necessary licenses and permits in the applicable State shall not preclude such Loan Asset from being deemed an Eligible Loan Asset if, upon discovery or knowledge of such failure, the originator or the Borrower, as applicable, promptly commences and is thereafter diligently taking the appropriate measures to obtain the necessary licenses and permits in such State and such necessary licenses and permits can be obtained in a reasonable time, all as determined by the Administrative Agent in its reasonable and sole discretion. 25. To the Borrower’s knowledge, there are no proceedings pending or threatened in writing (i) which could reasonably be expected to result in a Bankruptcy Event with respect to the Obligor of such Loan Asset, or (ii) wherein the Obligor of such Loan Asset, any other obligated party or any governmental agency has alleged that such Loan Asset or the Loan Agreement which creates such Loan Asset is illegal or unenforceable. 26. Each such Loan Asset requires the related Obligor to pay all maintenance, repair, insurance and taxes, together with all other ancillary costs and expenses, with respect to the related Underlying Collateral. 27. The Underlying Collateral related to each such Loan Asset has not, and will not, be used by the related Obligor in any manner or for any purpose which would result in any material risk of liability being imposed upon the Borrower or the Lender under any federal, state, local or foreign laws, common laws, statutes, codes, ordinances, rules, regulations, permits, judgments, agreements or order related to addressing the environment, health or safety. 28. Each such Loan Asset, upon its acquisition by the Borrower, has a remaining term to maturity not greater than seven years. 29. No such Loan Asset contains confidentiality restrictions that would prohibit the Lender or the Administrative Agent from accessing all necessary information (as required to be provided pursuant to the Transaction Documents) with regards to such Loan Asset. 30. The Servicer is servicing each such Loan Asset in accordance in all material respects with the Servicing Standard. 31. Within 5 Business Days of the applicable Cut-Off Date, all of the Required Loan Documents and the Loan Asset Checklist, acceptable to the Administrative Agent and the Servicer, with respect to such Loan Asset have been, or will be, delivered to the Collateral Custodian and all Servicing Files are being or shall be maintained at the principal place of business

Sch. III-5 of the Servicer in accordance with documented safety procedures approved by the Administrative Agent. 32. Underwriting materials prepared by the Servicer or otherwise in its possession with respect to each such Loan Asset reasonably requested by the Administrative Agent have been provided to the Administrative Agent, subject to applicable confidentiality restrictions. 33. As of the related Cut-Off Date, no such Loan Asset is subject to any Material Modification. 34. The Servicer has determined to the best of its knowledge that each such Loan Asset is not an extension of credit by the relevant originator of such Loan Asset to the Obligor for the purpose of (i) making any past due principal, interest or other payments due on such Loan Asset, (ii) preventing such Loan Asset or any other loan to the related Obligor from becoming past due or (iii) preventing such Loan Asset from becoming defaulted. 35. The Obligor with respect to such Loan Asset (i) is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization; (ii) is a legal operating entity or holding company; (iii) has not entered into the Loan Asset primarily for personal, family or household purposes; and (iv) is not the subject of a Bankruptcy Event, and such Obligor is not in financial distress and has not experienced a material adverse change in its condition, financial or otherwise, in each case, as determined by the Servicer in its reasonable discretion unless approved in writing by the Administrative Agent. 36. Reserved. 37. Each such Loan Asset is not an Equity Security and does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral Portfolio. For the purposes of this Section 37, “Equity Security” shall mean (i) (x) any equity security or (y) any other security that, at the time of acquisition by the Borrower, was not eligible for purchase by the Borrower as a Loan Asset and (ii) any security that trades “stapled” to a Loan Asset and that itself is not eligible for purchase by the Borrower as a Loan Asset. 38. As of the related Cut-Off Date, each such Loan Asset was originated or purchased in accordance with the Servicing Standard. 39. Each such Loan Asset is not a Loan Asset with respect to which interest required by the Loan Agreement to be paid in cash has previously been deferred or capitalized as principal and not subsequently paid in full; unless the Obligor has commenced paying in cash current interest required to be paid in cash. 40. Each such Loan Asset (other than a Loan Asset originated by the Borrower) was acquired from a Person that is not an Affiliate of the Borrower, the Servicer or Equityholder, provided that acquisitions of Loan Assets by an Affiliate are permitted to the extent such acquisition was made pursuant to a Loan and Sale Agreement substantially in the form of Exhibit P (or otherwise in form and substance acceptable to the Administrative Agent in its sole discretion),

Sch. III-6 and Administrative Agent has received a true sale opinion acceptable to Administrative Agent in its sole discretion with respect to such acquisitions. 41. If such Loan Asset is a Revolving Loan Asset, a Delayed Draw Loan Asset or a letter-of-credit obligation, after giving effect to such acquisition of such Loan Asset, the Unfunded Exposure Amount would not exceed $22,500,000. 42. If such Loan Asset is a Revolving Loan Asset, a Delayed Draw Loan Asset or a letter-of-credit obligation, after giving effect to such acquisition of such Loan Asset, the Unfunded Exposure Amount would not exceed 15% of the Maximum Facility Amount. 43. As of the related Cut-Off Date, EBITDA of the Obligor and its consolidated subsidiaries for the consecutive twelve month period most recently ended prior to such Cut-Off Date for which financial statements are most recently provided is not less than $10,000,000. 44. As of the related Cut-Off Date, with respect to each such Loan Asset acquired by the Borrower on which the security interest in such Loan Asset is granted to the Collateral Agent, for the benefit of the Secured Parties, under the Agreement, the Servicer will have caused the records relating to such Loan Asset to be clearly and unambiguously marked to show that such Loan Asset is owned by the Borrower. 45. The Servicer (directly or through the Investment Manager) on behalf of the Borrower (i) for purposes of assessing Borrower’s purchase of each such Loan Asset, underwrote each such Loan Asset, including, without limitation, the completion of a due diligence and, if applicable, a collateral assessment for each Loan Asset, (ii) directed the origination or purchase of each such Loan Asset by the Borrower and (iii) is managing each such Loan Asset in accordance in all material respects with the Servicing Standard 46. Such Loan Asset is not a bond, security or other debt obligation that is not a loan. 47. No selection procedure adverse to the interests of the Secured Parties was utilized by the Borrower or Servicer in the selection of such Loan Asset for inclusion in the Collateral Portfolio. 48. The acquisition and ownership of such Loan Asset by the Borrower does not prevent it from qualifying for the “loan securitization” exclusion set forth in the implementing regulations of the Volcker Rule. 49. Such Loan Asset, and any payment made with respect to such Loan Asset, has not been more than thirty (30) days past due with respect to any payment within the preceding twelve (12) months. 50. If more than one Loan Asset has been made to the Obligor, then each such Loan Asset is (i) cross-collateralized and cross-defaulted, (ii) owned by the Borrower and pledged as part of the Collateral Portfolio hereunder or (iii) subject to an intercreditor agreement in form and substance satisfactory to Servicer in its reasonable discretion.

Sch. III-7 51. As of the related Cut-Off Date, the value of the Underlying Collateral securing the Loan Asset (or the enterprise value of the underlying business determined in accordance with a methodology reasonably acceptable to the Administrative Agent) at the time such Loan Asset was purchased, equals or exceeds the outstanding principal balance of such Loan Asset plus the aggregate outstanding balances of all other loans of equal seniority secured by the same Underlying Collateral. 52. The Underlying Instruments with respect to such Loan Asset contain a requirement that the applicable underlying Obligor deliver (i) any financial statements (including unaudited financial statements) by the date that is no later than ninety (90) days after the end of each fiscal quarter (other than the last quarter of any fiscal year), with respect to quarterly reports, and (ii) with respect to annual reports, any audited financial statements by the date that is no later than one hundred fifty (150) days after the end of any fiscal year (or if such annual reports are not required to be delivered by the related Obligor on or before such date, such later date on which it is required to be delivered by the related Obligor, but in any event not later than one hundred eighty (180) days after the end of any fiscal year). 53. With respect to each item of Underlying Collateral as of the applicable Cut- Off Date for the Loan Asset related to such Underlying Collateral, to the actual knowledge of a Responsible Officer of the Borrower: (a) the related Obligor’s operations comply in all material respects with all applicable Environmental Laws; (b) none of the related Obligor’s operations is the subject of a federal or state investigation evaluating whether any remedial action, involving expenditures, is needed to respond to a release of any Hazardous Materials into the environment; and (c) the related Obligor does not have any material contingent liability in connection with any release of any Hazardous Materials into the environment, in each case except as could not reasonably be expected to have a Material Adverse Effect. As of the applicable Cut-Off Date for the Loan Asset related to such Underlying Collateral, neither the Borrower or the Servicer has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Underlying Collateral, nor does any such Person have knowledge or reason to believe that any such notice will be received or is being threatened, in each case except as could not reasonably be expected to have a Material Adverse Effect.

Sch. IV-1 SCHEDULE IV AGREED-UPON PROCEDURES FOR INDEPENDENT PUBLIC ACCOUNTANTS In accordance with Section 6.10 of the Agreement, the Servicer will cause a firm of nationally recognized independent public accountants to furnish in accordance with attestation standards established by the American Institute of Certified Public Accountants a report to the effect that such accountants have either verified, compared, or recalculated each of the following accounts in the Servicing Report to the applicable system or records of the Servicer: • Loan Asset List: o Loan Asset Type o Outstanding Loan Balance (Loan & Obligor) o Cut-Off Date (the date that the Loan Asset is added to the facility) o Purchase Price o Loan Maturity Date o Fixed/Floating o Index, spread, interest paid in kind o Moody’s Industry Classification o Current principal amount o Moody’s and S&P ratings (if applicable) o Days Delinquent o Exposure Amount o trailing twelve-month EBITDA for the twelve consecutive month then most recently ended o the as-of date for the statistic in the foregoing bullet point • Borrowing Base • Advances Outstanding • Cash Reconciliation report • Discretionary Sales Calculations, Substitution Calculations, Optional Sales Calculations, Lien Release Divided Calculations At the discretion of the Administrative Agent and a firm of nationally recognized independent public accountants, three random Servicing Reports for each fiscal year (including one that pertains to a month immediately prior to a Payment Date) will be chosen and reviewed. The report provided by such firm may be in a format such typically utilized for a report of this nature; provided that it will consist of at a minimum (i) a list of deviations from the Servicing Report and (ii) discuss with the Servicer the reason for such deviations, and set forth the findings in such report.

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Sch. V-1 SCHEDULE V LOAN ASSET SCHEDULE For each Loan Asset, the applicable Borrower shall provide, as applicable, the following information and the applicable Loan Asset Checklist: (a) Loan Asset Number (b) Obligor Name (c) Loan Asset Type (Note or Noteless) (d) Original Loan Asset Amount (e) Sponsor Name

Sch. VI SCHEDULE VI PRINCIPAL COLLECTION ACCOUNT – WIRE INSTRUCTIONS Nuveen Churchill BDC SPV II, LLC: U.S. Bank, N.A. ABA: # 091000022 Beneficiary Customer: Nuveen Churchill BDC SPV II, LLC Beneficiary Account: # 104796874477 Payment Reference: Nuveen Churchill BDC SPV II

Sch. VII SCHEDULE VII INDUSTRY CLASSIFICATIONS Moody’s 35 Industry Categories 1. Aerospace & Defense 2. Automotive 3. Banking 4. Beverage, Food, & Tobacco 5. Capital Equipment 6. Chemicals, Plastics, & Rubber 7. Construction & Building 8. Consumer Goods: Durable 9. Consumer Goods: Non-Durable 10. Containers, Packaging, & Glass 11. Energy: Electricity 12. Energy: Oil & Gas 13. Environmental Industries 14. FIRE: Finance 15. FIRE: Insurance 16. FIRE: Real Estate 17. Forest Products & Paper 18. Healthcare & Pharmaceuticals 19. High Tech Industries 20. Hotel, Gaming, & Leisure 21. Media: Advertising, Printing & Publishing 22. Media: Broadcasting & Subscription 23. Media: Diversified & Production 24. Metals & Mining 25. Retail 26. Services: Business 27. Services: Consumer 28. Sovereign & Public Finance 29. Telecommunications 30. Transportation: Cargo 31. Transportation: Consumer 32. Utilities: Electric 33. Utilities: Oil & Gas 34. Utilities: Water 35. Wholesale